UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22201

Direxion Shares ETF Trust
(Exact name of registrant as specified in charter)

1301 Avenue of the Americas (6th Ave.), 35th Floor New York, NY			10019
(Address of principal executive offices)			(Zip code)

1301 Avenue of the Americas (6th Ave.), 35th Floor New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		646-572-3390

Date of fiscal year end:	October 31, 2015

Date of reporting period:	October 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

DIREXION SHARES ETF TRUST

ANNUAL REPORT OCTOBER 31, 2015

1301 Avenue of the Americas (6th Ave.), 35th Floor  New York, New York 10019  www.direxioninvestments.com

Direxion All Cap Insider Sentiment Shares

Direxion iBillionaire Index ETF

Direxion NASDAQ-100® Equal Weighted Index Shares

Direxion S&P 500® Volatility Response Shares

Direxion Value Line® Conservative Equity ETF

Direxion Value Line® Mid- and Large-Cap High Dividend ETF

Direxion Value Line® Small- and Mid-Cap High Dividend ETF

Direxion Zacks MLP High Income Shares

1X BEAR FUNDS

Direxion Daily CSI 300 China A Share Bear 1X Shares

Direxion Daily Total Bond Market Bear 1X Shares

Direxion Daily Total Market Bear 1X Shares

Direxion Daily 7-10 Year Treasury Bear 1X Shares

Direxion Daily 20+ Year Treasury Bear 1X Shares

1.25X BULL FUNDS

Direxion Daily FTSE Developed Markets Bull 1.25X Shares

Direxion Daily FTSE Emerging Markets Bull 1.25X Shares

Direxion Daily S&P 500® Bull 1.25X Shares

Direxion Daily Small Cap Bull 1.25X Shares

2X BULL FUNDS	2X BEAR FUNDS
Direxion Daily CSI 300 China A Share Bull 2X Shares
Direxion Daily Cyber Security Bull 2X Shares	Direxion Daily Cyber Security Bear 2X Shares
Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares
Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares
Direxion Daily Pharmaceutical & Medical Bull 2X Shares	Direxion Daily Pharmaceutical & Medical Bear 2X Shares
Direxion Daily S&P 500® Bull 2X Shares
Direxion Daily Small Cap Bull 2X Shares

Table of Contents

Letter to Shareholders	4
Performance Summary	17
Expense Example	43
Allocation of Portfolio Holdings	46
Schedules of Investments	47
Statements of Assets and Liabilities	77
Statements of Operations	85
Statements of Changes in Net Assets	93
Financial Highlights	103
Notes to the Financial Statements	106
Report of Independent Registered Public Accounting Firm	132
Supplemental Information (Unaudited)	133
Trustees and Officers	134
Board Review of Investment Advisory Agreements (Unaudited)	138

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LETTER TO SHAREHOLDERS

Dear Shareholders,

This Annual Report for the Direxion Shares exchange traded funds (the "ETFs") covers the period from November 1, 2014 to October 31, 2015 (the "Annual Period").

Market Review:

After three strong quarters of performance to begin 2014, equity markets entered the Annual Period amid an environment of low volatility and strong economic data. November began the Annual Period following a rally spurred by strong earnings and dovish commentary from Federal Reserve Bank of St. Louis. December experienced a sharp pullback mid-month, as a free-fall in oil prices led to a spike in volatility over concerns of slowing growth in China and Europe. A subsequent pledge from the Federal Reserve Bank to be patient on interest rate increases in the U.S. was enough to bolster the S&P 500, before sending equity markets into a period of mixed returns into the New Year. January was a very volatile month as oil prices dropped further due to a weak economic outlook, before staging a comeback late in the month. Equity markets entered a period of choppy performance beginning in mid-March as the Federal Reserve announced inflation was short of its 2% target. Upside performance in April was mitigated by a slowdown in corporate earnings. Into late-May, gold saw a steep decline on strength of the U.S. Dollar and expectations the Federal Reserve would move forward with its plan to raise rates. The healthcare industry was a standout performer for the Annual Period amid healthy M&A activity. Concerns over the Greek debt situation were a drag on equity market performance as the S&P 500 trended downward into the end of June. Global growth concerns were enough to send the Dow Jones Industrial Average into a correction in August. After a precipitous fall, which sent equity markets into negative territory for the Annual Period, equity markets staged a comeback in late August as China took steps to arrest its deepening economic slowdown. Period-end was characterized by continued uncertainty surrounding rate hikes and global growth as equity markets rallied back from August lows.

Fixed Income markets began the Annual Period amid an environment of uncertainty over potential Federal Reserve Bank interest rate hikes, but ended with a clearer picture regarding when and how much the Federal Reserve would raise rates. Returns for the Annual Period were positive to a tune of 3.89% as measured by the NYSE 7-10 Year Treasury Bond Index. Prices rose early in the Annual Period after commentary from Federal Reserve Chairwoman Yellen that they would remain patient with regard to any potential rise in interest rates. Weakness in crude oil prices was a favorable contributing factor for fixed income markets, as it helped to contain any rise in inflation. Into the New Year, renewed concerns over an uptick in inflation weighed on treasury markets as the probability of an interest rate increase became more likely. The ever-present interest rate hike fears and global growth concerns made conditions ripe for a selloff in February. A March rebound could be attributed again to further commentary from the Federal Reserve after its two-day policy meeting boosted confidence in a continued zero interest rate environment. Q2 2015 saw treasury yields rise on strong U.S. economic data and a correction in European bond markets, particularly long-duration German bonds. Summer months saw continued indecision from investors with treasury prices trending upwards, especially after a dovish September Federal Open Market Committee ("FOMC") meeting saw rates remain unchanged. Treasury yields continued to fall until an October FOMC meeting, where rates remained unchanged but a perceived likeliness of a December rate hike increased dramatically.

European stocks saw some of the best returns in the International Markets over the Annual Period, despite the drama of a potential Greek exit from the Eurozone. Anemic gross domestic product growth continued throughout Western Europe, as the European Central Bank continued its version of quantitative easing. The Euro depreciated in value versus the U.S. Dollar, which may help the European economy moving forward as exports become more favorable and potential tourists gain purchasing power. Over the coming year, Europe will need to deal with a myriad of problems including a potential end to quantitative easing, a growing Syrian refugee problem and even a potential British exit from the Eurozone.

Over the course of the Annual Period, Latin American stocks saw especially poor returns. Corruption scandals plagued the economies of Mexico and Brazil, while plunging commodity prices adversely affected economies throughout Latin America, including Venezuela, Chile and Peru. A strengthening U.S. Dollar has had a negative effect on most emerging economies,

DIREXION ANNUAL REPORT
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as many emerging countries' debts are denominated in U.S. dollars. While the United States begins to embark on a quantitative lift-off, emerging economies will likely have to grapple with rising interest rates.

Chinese equities had an interesting Annual Period, with the FTSE China 50 TR Index rising as much as 34% from November of 2014 to the end of April before plunging all the way down to -10%, finally finishing flat. Mainland Chinese listed stocks saw even wilder boom and busts prompting the People's Bank of China ("PBOC") to enact various measures. The PBOC cut benchmark interest rates six times over the Annual Period while the Government barred the short selling of stocks, infused over 200 billion U.S. dollars into the stock market, and cracked down on hedge fund managers they believed were responsible for the June stock market crash. Although the volatility has subsided over the past few months of the Annual Period, many will continue to keep an eye on the Chinese economy as its growth continues to slow and it continues its delicate transition from an export-driven economy to a consumer-driven economy.

Factors Affecting Performance of Non-Leveraged ETFs:

The following exchange traded funds are considered (the "Non-Leveraged ETFs") – Direxion All Cap Insider Sentiment Shares, Direxion iBillionaire Index ETF, Direxion NASDAQ-100® Equal Weighted Index Shares, Direxion S&P 500® Volatility Response Shares, Direxion Value Line® Conservative Equity ETF, Direxion Value Line® Mid- and Large-Cap High Dividend ETF, Direxion Value Line® Small- and Mid-Cap High Dividend ETF and Direxion Zacks MLP High Income Shares.

Benchmark Performance – The performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. The market conditions that affected the benchmark indexes during the past year are described in the Market Review section above.

Optimized Baskets – The Direxion S&P 500® Volatility Response Shares holds a basket of equities designed to provide returns that track its underlying index. In order to decrease transaction costs, this ETF may hold only a representative sample, or optimized basket, that tracks closely over time but deviates from its underlying index in the short-term.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be larger than many traditional index funds' fees, which cause a greater negative impact on ETF performance. Transaction costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of leverage, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Volatility – In periods of high volatility, the Direxion S&P 500® Volatility Response Shares will rebalance its portfolio and decrease exposure to equity securities and increase the amount of the portfolio held in U.S. Treasury Bills. This decreased exposure to equity securities means this ETF would not be expected to gain the full benefit of a rising equity market if such a market occurred during a period of high volatility.

Non-Leveraged ETFs Performance Review:

The following discussion relates to the performance of Non-Leveraged ETFs for the Annual Period. These ETFs seek to match, after expenses, the return of a benchmark through time. For these ETFs, the benchmark performance for the period is the standard against which they should be evaluated. The performance of the ETFs for the Annual Period is important primarily for understanding whether the ETFs meet their investment goals.

The Direxion All Cap Insider Sentiment Shares seeks investment results, before fees and expenses, which track the Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index. The Sabrient Multi-Cap Insider/Analyst Quant-weighted Index is a quantitatively-weighted index comprised of 100 of the top publicly-traded companies in the S&P 1500 Index. The Index reflects positive sentiment among those "insiders" closest to a company's financials and business prospects, such as top management, directors, large institutional holders, and the Wall Street research analysts who follow the company. For the Annual Period, the Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index returned 6.46%, while the Direxion All Cap Insider Sentiment Shares returned 7.16%. The Direxion All Cap Insider Sentiment Shares goal of alpha generation was

DIREXION ANNUAL REPORT
5

evident throughout the entire Annual Period, as its cumulative performance never lagged that of the S&P 500 Index. Corporate insider buying was also a key driver of positive Fund performance for the Annual Period. The Fund's methodology directly considers the number of insiders who are purchasing shares of their own companies in the open market as one criterion for inclusion in the benchmark index. The Fund's largest industry weightings at the end of the Annual Period were allocated to insurance, gas, oil and retail stocks.

The Direxion iBillionaire Index ETF seeks investment results, before fees and expenses, which track the iBillionaire Index. The iBillionaire Index is comprised of the 30 large-cap U.S. equities in which a select pool of investment billionaires has allocated the most assets, according to Form 13F filings. Billionaires are selected from a group of U.S. investment billionaires based on net worth, source of wealth, and portfolio size. The 30 stocks are equally weighted at a fixed weight of 3.33% each and the Index is rebalanced quarterly. For the Annual Period, the iBillionaire Index returned -2.66%, while the Direxion iBillionaire Index ETF returned -3.31%. Throughout the majority of Annual Period, the information technology and consumer discretionary sectors remained as the heaviest weighted sectors in the Fund; the most recent rebalance in August had roughly 50% of the Fund invested in the two sectors. The Fund also had a significant allocation to the healthcare sector throughout the Annual Period, with fund weights in the sector ranging from 18% to 30%. The Fund saw strong outperformance from its core Information Technology holdings. Apple, Alphabet and Mastercard all saw double digit returns throughout the Annual Period, with Alphabet Inc. leading the way with a 27.49% return. Other core holdings (held in the Fund for at least 3 quarters) in the consumer discretionary space also provided outperformance, as Dollar General gained 9.11% and Priceline increased 20.56% throughout the Annual Period. Despite some strong performance from core holdings, the Fund was unable to sustain a rally from the downside move in late August due to specific names in the energy and healthcare space. Since the Fund's most recent rebalance in August, Consol Energy fell 46.68%, Endo International fell 25.77% and the Williams Company fell 21.09%. Along with Endo International, other health care names faced headwinds into the end of October. HCA Holdings and Perrigo Company were down 20.98% and 18.07%, respectively.

The Direxion NASDAQ-100® Equal Weighted Index Shares seeks investment results, before fees and expenses, which track the NASDAQ-100® Equal Weighted Index. The NASDAQ-100® Equal Weighted Index includes 100 of the largest non-financial securities listed on NASDAQ®, but instead of being weighted by market capitalization, each of the constituents is initially set at 1.00%. The Index is reviewed and adjusted annually in December, but replacements may be made any time throughout the year. The Index is rebalanced quarterly in March, June, September and December. For the Annual Period, the NASDAQ-100® Equal Weighted Index returned 6.32%, while the Direxion NASDAQ-100® Equal Weighted Index Shares returned 7.16%. The Direxion NASDAQ-100® Equal Weighted Index Shares underperformed the NASDAQ-100® Index due to the strong performance of Apple (+12.53%), Microsoft (+15.13%) and Amazon (+104.90%). These three names make up almost 27% of the entire NASDAQ-100® Index, but only 3% of the Fund. As the name suggests, the underperformance is due to the equal weight of all 100 names in the NASDAQ composite holdings. The strongest returns for QQQE came in the month of February when the fund saw a gain of over 7%.

The Direxion S&P 500® Volatility Response Shares seeks investment results, before fees and expenses, which track the S&P 500® Volatility Response Index. The S&P 500® Volatility Response Index is designed to respond to the volatility of the S&P 500® Index (the "Stock Component"). The S&P 500® Index measures the large capitalization segment of the domestic equity market, composed of stocks of the 500 domestic companies with the largest capitalization. The Index employs a sophisticated methodology designed to control the Index's risk level by establishing a specific volatility level target that adjusts the Index's components among an allocation to the stock component and fixed income securities, including U.S. Treasury Bills (the "Cash Component"). Through the use of an exponential volatility equation, the Index adjusts based upon realized exponentially-weighted historical volatility of the S&P 500® Index. As volatility increases, exposure to the Stock Component will decrease and exposure to the Cash Component will increase. As volatility decreases, exposure to the Stock Component will increase and exposure to the Cash Component will decrease. The Index is reviewed daily with a minimum rebalance period of one month. However, if at any time the target volatility level passes the methodologies threshold parameters, the index has the flexibility to readjust as necessary. For the Annual Period, the S&P 500® Volatility Response Index returned -3.53%, while the Direxion S&P 500® Volatility Response Shares returned -3.99%. To start the Annual Period the Direxion S&P 500® Volatility Response Shares was invested at 68.46% equities, then moving to 100% exposure in November as it tried to capture a rising S&P 500® Index. The Fund started reducing exposure in December, reaching its

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lowest equity exposure level of 24.33% in August. The Fund finished the period with 48.59% equity investment. Over the Annual Period, the Fund underperformed the S&P 500® Index because it remained only partially exposed to equities during a bullish September and October.

The Direxion Value Line® Conservative Equity ETF seeks investment results, before fees and expenses, which track the Value Line® Conservative Equity Index. The Value Line® Conservative Equity Index provides access to stocks selected for their defensive capabilities during major market downturns. The Index seeks stocks that perform comparably to or outperform the market during upturns and seeks to improve risk-adjusted portfolio returns. Since inception on March 11, 2015, the Value Line® Conservative Equity Index returned 3.22%, while the Direxion Value Line® Conservative Equity ETF returned 4.46%. The Fund's outperformance was partially due to the purchase of XEL in April (price up 2.65% for the period since the buy) as well as the buy of ES in May (price up 3.28% for the Period since the buy).

The Direxion Value Line® Mid- and Large-Cap High Dividend ETF seeks investment results, before fees and expenses, which track the Value Line® Mid- and Large-Cap High Dividend Yield Index. The Value Line® Mid- and Large-Cap High Dividend Yield Index provides access to mid- and large-cap stocks that are expected to pay above average dividends. It attempts to avoid excessively risky and volatile stocks and seeks to simultaneously improve risk-adjusted portfolio returns and income generation. Since inception on March 11, 2015, the Value Line® Mid- and Large-Cap High Dividend Yield Index returned -2.23%, while the Direxion Value Line® Mid- and Large-Cap High Dividend ETF returned -0.90%. The Fund's underperformance can be attributed to the allocation to the mid-cap space throughout the Annual Period (40.32% in July), as mid-cap companies underperformed both small- and large-caps.

The Direxion Value Line® Small- and Mid-Cap High Dividend ETF seeks investment results, before fees and expenses, which track the Value Line® Small- and Mid-Cap High Dividend Yield Index. The Value Line® Mid- and Large-Cap High Dividend Yield Index provides access to mid- and large-cap stocks that are expected to pay above average dividends. It attempts to avoid excessively risky and volatile stocks and seeks to simultaneously improve risk-adjusted portfolio returns and income generation. Since inception on March 11, 2015, the Value Line® Small- and Mid-Cap High Dividend Yield Index returned -3.45%, while the Direxion Value Line® Small- and Mid-Cap High Dividend ETF returned -2.96%. The Fund's underperformance is partially due to the addition of CATO in March (price down 4.26% for the period from purchase to October 31, 2015) as well as the addition of DPM in May (price down 25.83% when it was sold out in October).

The Direxion Zacks MLP High Income Shares seeks investment results, before fees and expenses, which track the price and yield performance of the Zacks MLP Index. The Zacks MLP Index selects 25 Master Limited Partnerships (MLP) utilizing a methodology proprietary to Zacks. The objective of the Index is to select a group of MLPs with the potential to yield and outperform on a risk-adjusted basis the S&P 500® Index and other benchmark indices. The Zacks MLP Index only comprises MLPs listed on at least one U.S. stock exchange with a minimum market capitalization of at least $300,000,000. Each MLP is ranked based on liquidity, short interest, dividend yield and other factors. The final index is comprised of the 25 highest-ranking securities. The constituents are equally weighted, to make up 4% of the portfolio each. The constituent selection process and rebalancing is repeated on a quarterly basis and the Zacks MLP Index reconstitution occurs after the last business day of January, April, July and October. For the Annual Period, the Zacks MLP Index returned -36.50%, while the Direxion Zacks MLP High Income Shares returned -36.20%. The MLP space has struggled during the Annual Period, alongside a steep decline in crude oil prices since the summer of 2014. Questions surrounding the sustainability of this stark underperformance, the sustainability of distributions by MLPs, and the likelihood of a recovery have surrounded the space for more than a year. The combination of upstream, midstream, and downstream companies in the Fund has provided for diversification in exposure in the space, but the roughly 15% weight for the majority of the Annual Period in upstream names has driven performance lower. As oil prices declined from more than $81 a barrel to $48.10 as of October 30, 2015, upstream firms suffered significant top-line declines, while their costs were changed very little. Unsurprisingly, the core holdings for the fund were skewed towards midstream and downstream companies. Vanguard Natural Resources, however, is an upstream name that has remained a core holding despite its lack of performance.

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Factors Affecting Performance of Bear ETFs:

The following exchange traded funds are considered (the "Bear ETFs") – Direxion Daily CSI 300 China A Share Bear 1X Shares, Direxion Daily Total Bond Market Bear 1X Shares, Direxion Daily Total Market Bear 1X Shares, Direxion Daily 7-10 Year Treasury Bear 1X Shares and Direxion Daily 20+ Year Treasury Bear 1X Shares.

Benchmark Performance – The daily performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark indexes during the past year are described in the Market Commentary section.

Volatility and Compounding – The goal of the Bear ETFs is to provide the inverse of the daily returns of an underlying index. Over periods longer than a single day, an ETF should not be expected to provide the inverse of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF's daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF's performance while trending, low volatility markets enhance an ETF's performance.

Cost of Financing – In order to attain inverse exposure, a Bear ETF receives LIBOR minus a spread as applied to the borrowed portion of the ETF's exposure. Because LIBOR is very low, a Bear ETF receives a negligible amount of financing, or in the case of hard-to-borrow shares, might pay to finance its short position.

Equity Dividends and Bond Interest – The Bear ETFs are negatively impacted by bond interest as they are obligated to pay interest, accrued on a daily basis.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be larger than many traditional index funds' fees which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of derivatives, shorting securities, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Bear ETFs Performance Review:

The next discussion relates to the performance of the Bear ETFs for the Annual Period. The Bear ETFs seek daily investment results, before fees and expenses, of -100% of the performance of a particular benchmark, meaning that the Bear ETFs attempt to move in the opposite or inverse of the benchmark.

In seeking to achieve each Bear ETFs daily investment results, Rafferty Asset Management, LLC ("Rafferty" or the "Adviser") relies upon a pre-determined investment model to generate orders resulting in repositioning each Bear ETF's investment in accordance with its daily investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with a Bear ETF's objective. As a consequence, if a Bear ETF is performing as designed, the return of the benchmark will dictate the return of that ETF. Each Bear ETF pursues its investment objectives regardless of market conditions and does not take defensive positions.

The Bear ETFs should not be held by investors for long periods and should be used as short-term trading vehicles. These products are not suitable for all investors, and should be utilized only by sophisticated investors who understand the risks associated with the inverse ETFs and intend to actively monitor and manage their investments.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. Additionally, such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security or index which will increase the volatility of the ETFs and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

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Because each Bear ETF seeks daily investment results of its relevant benchmark, a comparison of the annual return of the Bear ETF to the relevant benchmark tells you little about whether a Bear ETF has met its investment objective. To determine if the Bear ETFs have met their daily investment goals, Direxion maintains models which indicate the expected performance of each ETF in light of the path of the relevant underlying index. The models and a description of how they work are available on the Direxion Investments website (www.direxioninvestments.com) under Tools/Tracking Center. The models do not take into account the size of a Bear ETF, the Bear ETF's expense ratio or any transaction or trading fees associated with creating or maintaining a Bear ETF's portfolio. A brief comparison of the actual returns versus the expected returns for each of the Bear ETFs during the Annual Period follows below.

The Direxion Daily CSI 300 China A Share Bear 1X Shares seeks to provide -100% of the daily return of the CSI 300 Index. The CSI 300 Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Index constituent stocks must have been listed for more than three months (unless the stock's average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing obvious abnormal fluctuations or market manipulations. As of September 30, 2015, the Index included 291 securities of companies with a median market capitalization of $5.91 billion and an average market capitalization of $13.17 billion. As of September 30, 2015, the Index was concentrated in the financial industry. Since inception on June 17, 2015, the CSI 300 Index returned -32.31%. The Direxion Daily CSI 300 China A Share Bear 1X Shares returned 13.40% for the same period. The model indicated an expected return of 20.15% for the Direxion Daily CSI 300 China A Share Bear 1X Shares

The Direxion Daily Total Bond Market Bear 1X Shares seeks to provide -100% of the daily return of the Barclays Capital U.S. Aggregate Bond Index. The Barclay's Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, and fixed-rate taxable bond market; including Treasuries, government-related securities, corporate securities, Mortgage Backed Securities, Asset Backed Securities, and Commercial Mortgage Backed Securities. For the Annual Period, the Barclays Capital U.S. Aggregate Bond Index returned 1.96%. The Direxion Daily Total Bond Market Bear 1X Shares returned -2.88%. The model indicated an expected return of -2.05% for the Direxion Daily Total Bond Market Bear 1X Shares.

The Direxion Daily Total Market Bear 1X Shares seeks to provide -100% of the daily return of the MSCI U.S. Broad Market Index. The MSCI U.S. Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro-cap companies. This index targets for inclusion 99.5% of the capitalization of the U.S. equity market. The MSCI U.S. Broad Market Index is the aggregation of the MSCI U.S. Investable Market 2500 which targets for inclusion 2500 companies representing the investable universe of the U.S. Equity market, and the MSCI U.S. Micro Cap Index, which targets for inclusion approximately the bottom 1.5% of the U.S. Equity market capitalization. For the Annual Period, the MSCI U.S. Broad Market Index returned 4.55%. The Direxion Daily Total Market Bear 1X Shares returned -7.00%. The model indicated an expected return of -6.41% for the Direxion Daily Total Market Bear 1X Shares.

The Direxion Daily 7-10 Year Treasury Bear 1X Shares seeks to provide -100% of the daily return of the NYSE 7-10 Year Treasury Bond Index. The NYSE 7-10 Year Treasury Bond Index is a multiple-security fixed income index that aims to track the total returns of the intermediate 7 to 10 year maturity range of the U.S. Treasury bond market. The index constituent bonds are weighted by their relative amounts outstanding. For the Annual Period, the NYSE 7-10 Year Treasury Bond Index returned 3.89%. The Direxion Daily 7-10 Year Treasury Bear 1X Shares returned -5.79%. The model indicated an expected return of -4.14% for the Direxion Daily 7-10 Year Treasury Bear 1X Shares.

The Direxion Daily 20+ Year Treasury Bear 1X Shares seeks to provide -100% of the daily return of the NYSE 20 Year Plus Treasury Index. The NYSE 20 Year Plus Treasury Bond Index is a multiple-security fixed income index that aims to track the total returns of the intermediate 20+ year maturity range of the U.S. Treasury bond market. The index constituent bonds are weighted by their relative amounts outstanding. For the Annual Period, the NYSE 20 Year Plus Treasury Bond Index returned 5.69%. The Direxion Daily 20+Year Treasury Bear 1X Shares returned -8.78%. The model indicated an expected return of -7.47% for the Direxion Daily 20+ Year Treasury Bear 1X Shares.

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Leveraged ETFs Operational Review:

The discussion below relates to the performance of the ETFs for the Annual Period. The ETFs are leveraged and seek daily investment results, before fees and expenses, of 125%, 200% or -200% of the performance of a particular benchmark.

The ETFs should not be held by investors for long periods and should be used as short-term trading vehicles. These products are not suitable for all investors, and should be utilized only by sophisticated investors who understand the risks associated with the use of leverage, the consequences of seeking daily leveraged investment results and intend to actively monitor and manage their investments.

The ETFs with the word "Bull" in their name attempt to provide investment results that correlate to 125% or 200% of the return of an index or benchmark, meaning the Bull Funds attempt to move in the same direction as the target index or benchmark. The Funds with the word "Bear" in their name attempt to provide investment results that correlate to -200% of the return of an index or benchmark, meaning that the Bear Funds attempt to move in the opposite or inverse direction of the target index or benchmark.

In seeking to achieve each ETFs daily investment results, Rafferty Asset Management, LLC ("Rafferty" or the "Adviser") relies upon a pre-determined investment model to generate orders resulting in repositioning each ETF's investment in accordance with its daily investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with an ETF's objective. As a consequence, if an ETF is performing as designed, the return of the index or benchmark will dictate the return for that ETF. Each ETF pursues its investment objective regardless of market conditions and does not take defensive positions.

Each ETF has a clearly articulated goal which requires the ETF to seek economic exposure in excess of its net assets. To meet its objectives, each ETF invests in some combination of financial instruments so it generates economic exposure consistent with the ETF's investment objective. These financial instruments include derivatives. Each ETF invests significantly in derivatives, including swap agreements. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of an ETF.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Additionally, such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security or index which will increase the volatility of the ETFs and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each ETF seeks daily investment results of its relevant benchmark, a comparison of the return of the ETF to the relevant benchmark tells you little about whether an ETF has met its investment objective. To determine if the ETFs have met their daily investment goals, Direxion maintains models which indicate the expected performance of each ETF in light of the path of the relevant benchmark (the "Index"). The models and a description of how they work are available on the Direxion Investments website (www.direxioninvestments.com) under Tools/Tracking Center. The models do not take into account the size of an ETF, the ETF's expense ratio or any transaction or trading fees associated with creating or maintaining an ETF's portfolio.

Factors Affecting Leveraged ETF Performance:

Benchmark Performance – The daily performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily

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index returns are most important. The market conditions that affected the benchmark indexes during the past year are described below.

Leverage – Each ETF seeks daily investment results (before fees and expenses) of either 125% or 200% (for the Bull ETFs) or -200% (for the Bear ETFs) of the performance of its respective underlying index. The use of leverage magnifies an ETF's gains or losses and increases the investment's risk and volatility. The Bear ETFs seek to achieve inverse magnified correlation to their respective underlying indexes.

Volatility and Compounding – The goal of leveraged ETFs is to provide a multiple of the daily returns of an underlying index. Over periods longer than a single day, an ETF should not be expected to provide its respective multiple of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF's daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF's performance while trending, low volatility markets enhance an ETF's performance.

Cost of Financing – In order to attain leveraged exposure, a Bull ETF incurs a cost of LIBOR plus a spread and a Bear ETF receives LIBOR minus a spread as applied to the borrowed portion of the ETF's exposure. Because LIBOR is very low, financing costs create only a small drag on a Bull ETF's performance while a Bear ETF receives a negligible amount, or in the case of hard-to-borrow shares, might pay to finance its short position.

Optimized Baskets – Each Bull ETF holds a basket of equities designed to provide returns that track its underlying index. In order to decrease transaction costs, certain Bull ETFs hold only a representative sample, or optimized basket, that tracks closely over time but deviates from its underlying index in the short-term.

Equity Dividends and Bond Interest – Equity Bull ETFs are positively impacted by equity and index dividends as the ETFs receive those payments. Equity Bear ETFs are negatively impacted as they are obligated to pay the dividends. Treasury Bull ETFs receive interest, accrued on a daily basis, to account for the Treasury's Annual coupon payments while the Treasury Bear ETFs pay interest, accrued on a daily basis.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be larger than many traditional index ETFs' fees which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of leverage, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Leveraged ETFs Performance Review:

The Direxion Daily FTSE Developed Markets Bull 1.25X Shares seek to provide 125% of the daily return of the 125% of the FTSE Developed ex North America Index. The Index consists of the stocks of large and mid-capitalization companies in developed market countries excluding the United States and Canada. The Index is derived from the FTSE Global Equity Index Series, which covers 98% of the world's investable market capitalization. As of September 30, 2015, the Index contains 35 countries. Australia, Austria, Belgium & Luxembourg, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Korea, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom represented the largest percentages in the Index. Since inception on January 7, 2015, the FTSE Developed ex North America Index returned 6.81%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily FTSE Developed Markets Bull 1.25X Shares returned 7.48% for the stated period. The model indicated an expected return of 7.96% for the Direxion Daily FTSE Developed Markets Bull 1.25X Shares.

The Direxion Daily FTSE Emerging Markets Bull 1.25X Shares seek to provide 125% of the FTSE Emerging Index. The FTSE Emerging Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of September 30, 2015, the Index consisted of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hong Kong, Hungary, India, Indonesia, Malaysia, Malta, Mexico, Peru, Philippines, Poland, Russia, South Africa, Spain, Taiwan, Thailand, Turkey and United Arab Emirates.

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Since inception on January 7, 2015, the FTSE Emerging Index returned -6.30%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund The Direxion Daily FTSE Emerging Markets Bull 1.25X Shares returned -10.64%, for the stated period. The model indicated an expected return of -10.22% for the Direxion Daily FTSE Emerging Markets Bull 1.25X Shares.

The Direxion Daily S&P 500® Bull 1.25X Shares seek to provide 125% of the daily return of the S&P 500® Index. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Standard & Poor's® selects the 500 stocks comprising the Index on the basis of market values and industry diversification. Most of the stocks in the Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and generally are listed on the New York Stock Exchange. The companies included in the index have an average market capitalization of more than $36.89 billion dollars and a median market capitalization of $17.04 billion dollars as of September 30, 2015. Since inception on January 7, 2015, the S&P 500® Index returned 5.57%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily S&P 500® Bull 1.25X Shares returned 6.23%, for the stated period. The model indicated an expected return of 6.68% for the Direxion Daily S&P 500® Bull 1.25X Shares.

The Direxion Daily Small Cap Bull 1.25X Shares seek to provide 125% of the daily return of the 125% of the Russell 2000® Index. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe and is comprised of the smallest 2000 companies in the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The companies included in the index have an average market capitalization of more than $991.46 million dollars and a median market capitalization of $682.00 million dollars as of September 30, 2015. Since inception on January 7, 2015, the Russell 2000® Index returned 1.11%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily Small Cap Bull 1.25X Shares returned 0.68% for the stated period. The model indicated an expected return of 1.03% for the Direxion Daily Small Cap Bull 1.25X Shares.

The Direxion Daily CSI 300 China A Share Bull 2X Shares seeks to provide 200% of the daily return of the CSI 300 Index. The CSI 300 Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Index constituent stocks must have been listed for more than three months (unless the stock's average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing obvious abnormal fluctuations or market manipulations. As of September 30, 2015, the Index included 291 securities of companies with a median market capitalization of $5.91 billion and an average market capitalization of $13.17 billion. As of September 30, 2015, the Index was concentrated in the financial industry. Since inception on April 16, 2015 the CSI 300 Index returned -20.37%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily CSI 300 China A Share Bull 2X Shares returned -45.73% for the stated period. The model indicated an expected return of -49.59% for the Direxion Daily CSI 300 China A Share Bull 2X Shares.

The Direxion Daily Cyber Security Bull 2X Shares and the Direxion Daily Cyber Security Bear 2X Shares sought to provide 200% and -200% of the daily return of the ISE Cyber Security® Index, respectively. The ISE Cyber Security® Index is comprised of domestic and foreign companies that are cyber security infrastructure providers (hardware/software developers) or that provide cyber security services, and for whom cyber security is a key driver of the company's business. The Index had an average market capitalization of $7.58 billion and a median market capitalization of $1.72 million as of September 30, 2015. Components of the Index include the technology and telecommunications industry as of September 30, 2015. Since inception on September 16, 2015 the ISE Cyber Security® Index returned -1.12%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Funds. The Direxion Daily Cyber Security Bull 2X Shares returned -3.75% and the Direxion Daily Cyber Security Bear 2X Shares returned 0.13%. The model indicated an expected return of -3.54% for

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12

the Direxion Daily Cyber Security Bull 2X Shares and an expected return of 0.41% for the Direxion Daily Cyber Security Bear 2X Shares.

The Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares seek to provide 200% of the daily return of the MSCI Europe U.S. Dollar Hedged Index. The MSCI Europe U.S. Dollar Hedged Index represents a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI Europe Index, to the USD, the "home" currency for the hedged index. The index is 100% hedged to the USD by selling each foreign currency forward at the one-month Forward weight. The parent index is composed of large and mid-cap stocks across 15 Developed Markets countries and its local performance is calculated in 6 different currencies, including the Euro. Since inception on June 10, 2015 the MSCI Europe U.S. Dollar Hedged Index returned -2.10%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares returned -7.30%. The model indicated an expected return of -6.41% for the Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares.

The Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares seek to provide 200% of the daily return of the MSCI Japan U.S. Dollar Hedged Index. The MSCI Japan U.S. Dollar Hedged Index represents a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI Japan Index, to the USD, the "home" currency for the hedged index. The index is 100% hedged to the USD by selling the JPY forward at the one-month Forward rate. The parent index is composed of Japanese large and mid-cap stocks. Since inception on June 10, 2015 the MSCI Japan U.S. Dollar Hedged Index returned -4.96%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares returned -15.73%. The model indicated an expected return of -14.96% for the Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares.

The Direxion Daily Pharmaceutical & Medical Bull 2X Shares and the Direxion Daily Pharmaceutical & Medical Bear 2X Shares seek to provide 200% and -200% of the daily return of the Dynamic Pharmaceutical IntellidexSM Index, respectively. The Index consists of common shares of U.S. pharmaceutical companies. These companies are principally engaged in research, development, manufacture, sale or distribution of pharmaceuticals and drugs of all types. The Index may include companies that facilitate the testing or regulatory approval of drugs. As of September 30, 2015, the Index was comprised of 23 stocks. The companies included in the Index have an average market capitalization of $62.24 billion and a median market capitalization $23.00 billion as of September 30, 2015. Components of the Index include the health care sector which includes the pharmaceutical and biotechnology industries. Since inception on September 16, 2015 the Dynamic Pharmaceutical IntellidexSM Index returned -7.75%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Funds. The Direxion Daily Pharmaceutical & Medical Bull 2X Shares returned -16.68% and the Direxion Daily Pharmaceutical & Medical Bear 2X Shares returned 11.43%. The model indicated an expected return of -16.40% for the Direxion Daily Pharmaceutical & Medical Bull 2X Shares and an expected return of 11.66% for the Direxion Daily Pharmaceutical & Medical Bear 2X Shares.

The Direxion Daily S&P 500® Bull 2X Shares seek to provide 200% of the daily return of the S&P 500® Index. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Standard & Poor's® selects the 500 stocks comprising the Index on the basis of market values and industry diversification. Most of the stocks in the Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and generally are listed on the New York Stock Exchange. The companies included in the index have an average market capitalization of more than $36.89 billion dollars and a median market capitalization of $17.04 billion dollars as of September 30, 2015. For the Annual Period, the S&P 500® Index returned 5.20%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily S&P 500® Bull 2X Shares returned 6.81%. The model indicated an expected return of 8.22% for the Direxion Daily S&P 500® Bull 2X Shares.

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The Direxion Daily Small Cap Bull 2X Shares seek to provide 200% of the daily return of the Russell 2000® Index The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe and is comprised of the smallest 2000 companies in the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The companies included in the index have an average market capitalization of more than $991.46 million dollars and a median market capitalization of $682.00 million dollars as of September 30, 2015. For the Annual Period, the Russell 2000® Index returned 0.34%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily Small Cap Bull 2X Shares returned -2.54%. The model indicated an expected return of -2.03% for the Direxion Daily Small Cap Bull 2X Shares.

Index Volatility:

Over the Annual Period, the CBOE Volatility Index (VIX), which reflects a market estimate for future volatility, rose 7.41% as the S&P 500® Index gained 5.19%. The VIX started the year at modest level of 14.03 and stayed within a range of 14-20 for most of November through July – a period in which the S&P 500 rose 5.86%. Commodities, as measured by the Bloomberg Commodity Index, fell 22.04% in this same period, a potential red flag for the broader market that came to fruition in August. With the Federal Reserve musing over its first rate hike since 2006 and concerns over global economic growth, uncertainty was evident. On Friday, August 21st, and Monday, August 24th, the S&P 500 fell 6.98% to 1893.21 while the VIX Index rose over 100% to 40.74 in two trading days. Declines in Asian and European stock markets, and in oil and other commodities, caused a rush into safety assets such as U.S. Treasury bonds, as well as a 91.79% increase in the VIX Index. Chinese equities stabilized by early September, thanks to aggressive measures by the Chinese government. The S&P 500® Index soon followed, rallying throughout October and finishing at 2079.36. By the end of October the VIX retuned to a level of 15.07, again indicating moderate estimations for future volatility. A clearer path has emerged for the Federal Reserve to slowly raise interest rates in 2016, however jitters are still present regarding slowing global demand and a growing Syrian war crisis.

Index	Return	Volatility
Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index	6.46%	15.38%
iBillionaire Index	-2.66%	17.35%
NASDAQ-100® Equal Weighted Index	6.32%	16.15%
S&P 500® Volatility Response Index	-3.53%	11.48%
Value Line® Conservative Equity TR Index[1]	3.22%	13.78%
Value Line® Mid- and Large-Cap High Dividend Yield TR Index[1]	-2.23%	15.88%
Value Line® Small- and Mid-Cap High Dividend Yield TR Index[1]	-3.45%	14.13%
Zacks MLP Index	-36.50%	26.02%
CSI 300 Index[2]	-32.31%	70.22%
CSI 300 Index[3]	-20.37%	62.52%
Barclays Capital U.S. Aggregate Bond Index	1.96%	3.66%
MSCI U.S. Broad Market Index	4.55%	14.80%
NYSE 7-10 Year Treasury Bond Index	3.89%	6.44%
NYSE 20 Year Plus Treasury Bond Index	5.69%	15.02%
FTSE Developed ex North America Index[4]	6.81%	17.09%
FTSE Emerging Index[4]	-6.30%	21.86%
S&P 500® Index[4]	5.57%	15.47%
S&P 500® Index	5.20%	14.93%
Russell 2000® Index[4]	1.11%	16.58%
Russell 2000® Index	0.34%	16.55%
ISE Cyber Security® Index[5]	-1.12%	25.00%

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14

Index	Return	Volatility
MSCI Europe U.S. Dollar Hedged Index[6]	-2.10%	24.04%
MSCI Japan U.S. Dollar Hedged Index[6]	-4.96%	31.24%
Dynamic Pharmaceutical IntellidexSM Index[5]	-7.75%	36.94%

1  Reflects the period of March 11, 2015 to October 31, 2015

2  Reflects the period of June 17, 2015 to October 31, 2015

3  Reflects the period of April 16, 2015 to October 31, 2015

4  Reflects the period of January 7, 2015 to October 31, 2015

5  Reflects the period of September 16, 2015 to October 31, 2015

6  Reflects the period of June 10, 2015 to October 31, 2015

As always, we thank you for using the Direxion Shares ETFs and we look forward to our mutual success.

Best Regards,

Eric Falkeis	Patrick Rudnick
Principal Executive Officer	Principal Financial Officer

Past performance is not indicative of future results. One cannot invest directly in an index. Recent growth rate in the stock market has helped to produce short-term returns that are not typical, and may not continue in the future. Carefully consider the investment objectives, risks, and charges and expenses of the ETFs before investing. This and other information can be found in the ETFs' statutory and summary prospectus. To obtain a prospectus, please visit www.direxioninvestments.com or call 1.866.476.7523.

There is no guarantee the ETFs will achieve their intended objective. Investing in the ETFs may be more volatile than investing in broadly diversified ETFs. The use of leverage by an ETF means the ETFs are riskier than alternatives which do not use leverage.

Short-term performance, in particular, is not a good indication of the ETF's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, ETF performance may be subject to substantial short-term changes. For additional information, see the ETF's prospectus.

The ETFs are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Such investors are expected to monitor and manage their portfolios frequently. Investors in the ETFs should (a) understand the consequences of seeking daily investment results, (b) understand the risk of shorting, and (c) intend to actively monitor and manage their investments.

ADR (American Depository Receipt) is a negotiable certificate issued by a U.S. bank representing a specified number of shares (or one share) in a foreign stock that is traded on a U.S. exchange. GDR (Global Depository Receipt) is a bank certificate issued in more than one country for shares in a foreign company. The shares are held by a foreign branch of an international bank. LIBOR (London Interbank Offered Rate) is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks. REIT (Real Estate Investment Trust).

An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are non-diversified and include risks associated with concentration risk that results from the ETFs' investments in a particular industry or sector which can increase volatility. The use of derivatives such as futures contracts, forward contracts, options

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15

and swaps are subject to market risks that may cause their price to fluctuate over time. The ETF does not attempt to, and should not be expected to; provide returns which are a multiple of the return of the Index for periods other than a single day. For other risks including correlation, leverage, compounding, market volatility and specific risks regarding each sector, please read the prospectus.

The views of this letter were those of the Adviser as of October 31, 2015 and may not necessarily reflect his views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs' present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

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Direxion All Cap Insider Sentiment Shares

Performance Summary

December 8, 20111 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion All Cap Insider Sentiment Shares (NAV)	7.16%	19.62%	18.13%
Direxion All Cap Insider Sentiment Shares (Market Price)	7.61%	20.10%	18.23%
Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index	6.46%	18.09%	16.88%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.91%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.65% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index is a quantitatively-weighted index comprised of 100 of the top publicly-traded companies in the S&P 1500 Index. The Index reflects positive sentiment among those "insiders" closest to a company's financials and business prospects, such as top management, directors, large institutional holders, and the Wall Street research analysts who follow the company.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

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Direxion iBillionaire Index ETF

Performance Summary

August 1, 20141 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion iBillionaire Index ETF (NAV)	(3.31)%	(1.33)%
Direxion iBillionaire Index ETF (Market Price)	(3.19)%	(1.25)%
iBillionaire Index	(2.66)%	(0.64)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.13%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.65% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The iBillionaire Index is comprised of the 30 mid and large cap U.S. equities in which a select pool of investment billionaires has allocated the most assets, according to Form 13F filings. Billionaires are selected from a group of U.S. investment billionaires based on net worth, source of wealth and portfolio size. Each of the 30 companies in the Index Is allocated an equal weight and the Index rebalances quarterly.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

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Direxion NASDAQ-100® Equal Weighted Index Shares

Performance Summary

March 21, 20121 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion NASDAQ-100® Equal Weighted Index Shares (NAV)	7.16%	21.73%	15.64%
Direxion NASDAQ-100® Equal Weighted Index Shares (Market Price)	7.47%	21.80%	15.73%
NASDAQ-100® Equal Weighted Index	6.32%	20.90%	14.96%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.61%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.35% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The NASDAQ-100® Equal Weighted Index includes 100 of the largest non-financial securities listed on NASDAQ®, but instead of being weighted by market capitalization, each of the constituents is initially set at 1.00%. The Index is reviewed and adjusted annually in December, but replacements may be made any time throughout the year. The Index is rebalanced quarterly in March, June, September and December.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT
19

Direxion S&P 500® Volatility Response Shares

Performance Summary

January 11, 20121 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Year	Since Inception
Direxion S&P 500® Volatility Response Shares (NAV)	(3.99)%	11.36%	10.94%
Direxion S&P 500® Volatility Response Shares (Market Price)	(4.02)%	11.37%	10.93%
S&P 500® Volatility Response Index	(3.53)%	10.43%	9.32%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.94%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.45% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P 500® Volatility Response Index is designed to respond to the volatility of the S&P 500® Index. The Index methodology is designed to target a specific volatility level by adjusting its allocation between equities and U.S. Treasury Bills. The Index adjusts based upon volatility levels of the S&P 500® Index. As volatility increases, exposure to equities will decrease and exposure to the T-Bills will increase. As volatility decreases, exposure to equities will increase and exposure to T-Bills will decrease.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT
20

Direxion Value Line® Conservative Equity ETF

Performance Summary

March 11, 20151 - October 31, 2015 (Unaudited)

Total Return[2]
Since Inception
Direxion Value Line® Conservative Equity ETF (NAV)	4.46%
Direxion Value Line® Conservative Equity ETF (Market Price)	4.66%
Value Line® Conservative Equity Index	3.22%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.08%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.38% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Value Line® Conservative Equity Index is composed of 140 securities selected using criteria based on Value Line's SafetyTM Ranking. The SafetyTM Ranking measures the total risk of a stock and its defensive capability during an overall equity market downturn. The Index is reviewed weekly by Value Line and a stock will be replaced if its SafetyTM Ranking falls significantly. All companies in the Index are equally weighted and rebalanced annually for added diversification.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT
21

Direxion Value Line® Mid- and Large-Cap High Dividend ETF

Performance Summary

March 11, 20151 - October 31, 2015 (Unaudited)

Total Return[2]
Since Inception
Direxion Value Line® Mid- and Large-Cap High Dividend ETF (NAV)	(0.90)%
Direxion Value Line® Mid- and Large-Cap High Dividend ETF (Market Price)	(1.56)%
Value Line® Mid- and Large-Cap High Dividend Yield Index	(2.23)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.08%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.38% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Value Line® Mid- and Large-Cap High Dividend Yield Index is composed of 50 mid- and large-cap securities selected using criteria based on Value Line's TimelinessTM, Performance, and SafetyTM Rankings and Financial Strength Rating. The Index is a modified equal-dollar weighted index comprised of U.S. exchange-listed securities of companies that pay above average dividends. The Index is reviewed weekly by Value Line and a stock will be replaced if it's TimelinessTM, Performance or SafetyTM Rankings or Financial Strength Rating fall significantly. Index components may be replaced quarterly and the positions are re-weighted annually.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT
22

Direxion Value Line® Small- and Mid-Cap High Dividend ETF

Performance Summary

March 11, 20151 - October 31, 2015 (Unaudited)

Total Return[2]
Since Inception
Direxion Value Line® Small- and Mid-Cap High Dividend ETF (NAV)	(2.96)%
Direxion Value Line® Small- and Mid-Cap High Dividend ETF (Market Price)	(2.19)%
Value Line® Small- and Mid-Cap High Dividend Yield Index	(3.45)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.08%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.38% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Value Line® Small- and Mid-Cap High Dividend Yield Index is composed of 50 small- and mid-cap securities selected using criteria based on Value Line's TimelinessTM, Performance, and SafetyTM Rankings and Financial Strength Rating. The Index is a modified equal-dollar weighted index comprised of U.S. exchange-listed securities of companies that pay above average dividends. The Index is reviewed weekly by Value Line and a stock will be replaced if it's TimelinessTM, Performance or SafetyTM Rankings or Financial Strength Rating fall significantly. Index components may be replaced quarterly and the positions are re-weighted annually.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT
23

Direxion Zacks MLP High Income Shares

Performance Summary

January 23, 20141 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Zacks MLP High Income Shares (NAV)	(36.20)%	(19.92)%
Direxion Zacks MLP High Income Shares (Market Price)	(35.98)%	(19.82)%
Zacks MLP Index	(36.50)%	(18.19)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 2.21%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.65% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Zacks MLP Index selects 25 Master Limited Partnerships ("MLP") utilizing a methodology proprietary to Zacks. Potential Index constituents include all MLPs listed on at least one U.S. stock exchange and have a minimum market cap of $300,000,000. The 25 constituents are equally weighted within the Index. The objective of the Index is to select a group of MLPs with the potential to yield and outperform on a risk adjusted basis the S&P 500 Index and other benchmark indices.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT
24

Direxion Daily CSI 300 China A Share Bear 1X Shares

Performance Summary

June 17, 20151 - October 31, 2015 (Unaudited)

Total Return[2]
Since Inception
Direxion Daily CSI 300 China A Share Bear 1X Shares (NAV)	13.40%
Direxion Daily CSI 300 China A Share Bear 1X Shares (Market Price)	13.28%
CSI 300 Index	(32.31)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.01%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.80% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a Fund's specified inverse multiple (-100%) will not generally equal a Fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The CSI 300 Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Index constituent stocks must have been listed for more than three months (unless the stock's average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing obvious abnormal fluctuations or market manipulations. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT
25

Direxion Daily Total Bond Market Bear 1X Shares

Performance Summary

March 23, 20111 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Total Bond Market Bear 1X Shares (NAV)	(2.88)%	(2.62)%	(4.24)%
Direxion Daily Total Bond Market Bear 1X Shares (Market Price)	(2.22)%	(2.54)%	(4.11)%
Barclays Capital U.S. Aggregate Bond Index	1.96%	1.65%	3.50%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.26%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.65% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a Fund's specified inverse multiple (-100%) will not generally equal a Fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of the investment grade; U.S. dollar denominated, fixed-rate taxable bond market, and is composed of U.S. Treasury bonds, government-related bonds, investment-grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities. All bonds included in the Index must be denominated in U.S. dollars, have a fixed rate, be non-convertible, be publicly offered in the U.S. and have at least one year remaining until maturity. The Index is capitalization weighted and rebalanced monthly.

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT
26

Direxion Daily Total Market Bear 1X Shares

Performance Summary

June 15, 20111 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Total Market Bear 1X Shares (NAV)	(7.00)%	(15.84)%	(14.78)%
Direxion Daily Total Market Bear 1X Shares (Market Price)	(7.25)%	(15.86)%	(14.81)%
MSCI U.S. Broad Market Index	4.55%	16.15%	13.61%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 6.93%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.65% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a Fund's specified inverse multiple (-100%) will not generally equal a Fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI U.S. Broad Market Index is sponsored by Morgan Stanley Capital International Inc. and represents the universe of companies in the U.S. equity market, including large, mid, small and microcap companies. The Index targets for inclusion 99.5% or more of the total market capitalization of all U.S. common stocks regularly traded on the New York Stock Exchange and the NASDAQ over-the-counter market. The Index is the aggregation of the MSCI U.S. Investible Market 2500 Index, which targets for inclusion 2,500 companies representing the investible universe of the U.S. equity market, and the MSCI U.S. Micro Cap Index, which targets for inclusion approximately the bottom 1.5% of the U.S. equity market capitalization.

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT
27

Direxion Daily 7-10 Year Treasury Bear 1X Shares

Performance Summary

March 23, 20111 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily 7-10 Year Treasury Bear 1X Shares (NAV)	(5.79)%	(3.36)%	(6.32)%
Direxion Daily 7-10 Year Treasury Bear 1X Shares (Market Price)	(6.08)%	(3.53)%	(6.40)%
NYSE 7-10 Year Treasury Bond Index	3.89%	1.65%	4.91%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 3.86%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.65% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a Fund's specified inverse multiple (-100%) will not generally equal a Fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The NYSE 7-10 Year Treasury Bond Index (AXSVTN) is a multiple-security fixed income index that aims to track the total returns of the intermediate 7 to 10 year maturity range of the U.S. Treasury bond market. The performance of the NYSE 7-10 Year Treasury Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT
28

Direxion Daily 20+ Year Treasury Bear 1X Shares

Performance Summary

March 23, 20111 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily 20+ Year Treasury Bear 1X Shares (NAV)	(8.78)%	(5.53)%	(11.77)%
Direxion Daily 20+ Year Treasury Bear 1X Shares (Market Price)	(8.29)%	(5.70)%	(11.76)%
NYSE 20 Year Plus Treasury Bond Index	5.69%	2.70%	9.45%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.22%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.65% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a Fund's specified inverse multiple (-100%) will not generally equal a Fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The NYSE 20 Year Plus Treasury Bond Index (AXTWEN) is a multiple-security fixed income index that aims to track the total returns of the long-term 20 year and greater maturity range of the U.S. Treasury bond market. The performance of the NYSE 20 Year Plus Treasury Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT
29

Direxion Daily FTSE Developed Markets Bull 1.25X Shares

Performance Summary

January 7, 20151 - October 31, 2015 (Unaudited)

Total Return[2]
Since Inception
Direxion Daily FTSE Developed Markets Bull 1.25X Shares (NAV)	7.48%
Direxion Daily FTSE Developed Markets Bull 1.25X Shares (Market Price)	7.52%
FTSE Developed ex North America Index	6.81%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.75%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.35% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (125%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The FTSE Developed ex North America Index is comprised of the stocks of large and mid-capitalization companies in developed market countries excluding the United States and Canada. The Index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world's investable market capitalization. The components of the Index and the percentages represented by certain industries in the Index may change over time. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Market Exposure

The Fund seeks daily exposure of 125% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT
30

Direxion Daily FTSE Emerging Markets Bull 1.25X Shares

Performance Summary

January 7, 20151 - October 31, 2015 (Unaudited)

Total Return[2]
Since Inception
Direxion Daily FTSE Emerging Markets Bull 1.25X Shares (NAV)	(10.64)%
Direxion Daily FTSE Emerging Markets Bull 1.25X Shares (Market Price)	(10.48)%
FTSE Emerging Index	(6.30)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.75%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.50% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (125%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The FTSE Emerging Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The performance of the FTSE Emerging Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 125% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT
31

Direxion Daily S&P 500® Bull 1.25X Shares

Performance Summary

January 7, 20151 - October 31, 2015 (Unaudited)

Total Return[2]
Since Inception
Direxion Daily S&P 500® Bull 1.25X Shares (NAV)	6.23%
Direxion Daily S&P 500® Bull 1.25X Shares (Market Price)	6.96%
S&P 500® Index	5.57%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.75%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.35% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (125%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Most of the common stocks in the S&P 500 Index® are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and are generally listed on the New York Stock Exchange. The performance of the S&P 500® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 125% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT
32

Direxion Daily Small Cap Bull 1.25X Shares

Performance Summary

January 7, 20151 - October 31, 2015 (Unaudited)

Total Return[2]
Since Inception
Direxion Daily Small Cap Bull 1.25X Shares (NAV)	0.68%
Direxion Daily Small Cap Bull 1.25X Shares (Market Price)	0.84%
Russell 2000® Index	1.11%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.75%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.52% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (125%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

Russell 2000® Index measures the small cap segment of the U.S. equity universe and includes the smallest 2,000 securities in the Russell 3000® Index based on market cap. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 125% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT
33

Direxion Daily CSI 300 China A Share Bull 2X Shares

Performance Summary

April 16, 20151 - October 31, 2015 (Unaudited)

Total Return[2]
Since Inception
Direxion Daily CSI 300 China A Share Bull 2X Shares (NAV)	(45.73)%
Direxion Daily CSI 300 China A Share Bull 2X Shares (Market Price)	(45.93)%
CSI 300 Index	(20.37)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.32%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The CSI 300 Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Index constituent stocks must have been listed for more than three months and must not be experiencing obvious abnormal fluctuations or market manipulations.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT
34

Direxion Daily Cyber Security Bull 2X Shares

Performance Summary

September 16, 20151 - October 31, 2015 (Unaudited)

Total Return[2]
Since Inception
Direxion Daily Cyber Security Bull 2X Shares (NAV)	(3.75)%
Direxion Daily Cyber Security Bull 2X Shares (Market Price)	(5.78)%
ISE Cyber Security® Index	(1.12)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.15%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.80% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ISE Cyber Security® Index is comprised of domestic and foreign companies that are cyber security infrastructure providers (hardware/software developers) or that provide cyber security services, and for whom cyber security is a key driver of the company's business. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT
35

Direxion Daily Cyber Security Bear 2X Shares

Performance Summary

September 16, 20151 - October 31, 2015 (Unaudited)

Total Return[2]
Since Inception
Direxion Daily Cyber Security Bear 2X Shares (NAV)	0.13%
Direxion Daily Cyber Security Bear 2X Shares (Market Price)	(1.08)%
ISE Cyber Security® Index	(1.12)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.96%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.80% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (-200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ISE Cyber Security® Index is comprised of domestic and foreign companies that are cyber security infrastructure providers (hardware/software developers) or that provide cyber security services, and for whom cyber security is a key driver of the company's business. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT
36

Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares

Performance Summary

June 10, 20151 - October 31, 2015 (Unaudited)

Total Return[2]
Since Inception
Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares (NAV)	(7.30)%
Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares (Market Price)	(6.25)%
MSCI Europe U.S. Dollar Hedged Index	(2.10)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.07%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.80% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Europe U.S. Dollar Hedged Index consists of a base index, the MSCI Europe Index, and hedges against foreign currency fluctuations in the MSCI Europe Index relative to the U.S. Dollar by including the impact of selling certain foreign currency forwards at the one-month forward rate published by WM/Reuters in the Index calculation. The weight of each currency hedge in the Index corresponds to the relative market cap weight of the securities quoted in that currency in the MSCI Europe Index. The Index is rebalanced monthly on the last trading day of the month. At that time the Index will reflect the effect of rolling into new 1-month foreign currency forwards based on the newly determined relative weights of securities quoted in each currency in the rebalanced Index. The currency weights in the Index are determined as of the close of two business days before the first calendar day of the following month and remain constant during the month. This means that there are no changes made to the currency weights in the Index during the month to account for the price movement of securities, corporate actions, additions, deletions or other events. The daily calculation of the Index incorporates daily changes in the market value of the 1-month foreign currency forwards.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT
37

Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares

Performance Summary

June 10, 20151 - October 31, 2015 (Unaudited)

Total Return[2]
Since Inception
Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares (NAV)	(15.73)%
Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares (Market Price)	(21.68)%
MSCI Japan U.S. Dollar Hedged Index	(4.96)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.07%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.80% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Japan U.S. Dollar Hedged Index represents a close estimation of the performance that can be achieved by hedging the currency exposure of its parent index, the MSCI Japan Index, to the U.S. Dollar, the "home" currency for the hedged index. The index is 100% hedged to U.S. Dollar by selling Japanese Yen forward at the one-month forward rate. The parent index is composed of Japanese large and mid-cap stocks.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT
38

Direxion Daily Pharmaceutical & Medical Bull 2X Shares

Performance Summary

September 16, 20151 - October 31, 2015 (Unaudited)

Total Return[2]
Since Inception
Direxion Daily Pharmaceutical & Medical Bull 2X Shares (NAV)	(16.68)%
Direxion Daily Pharmaceutical & Medical Bull 2X Shares (Market Price)	(15.88)%
Dynamic Pharmaceutical IntellidexSM Index	(7.75)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.11%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.80% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Dynamic Pharmaceutical IntellidexSM Index consists of common shares of U.S. pharmaceutical companies. These companies are principally engaged in research, development, manufacture, sale or distribution of pharmaceuticals and drugs of all types. The Index may include companies that facilitate the testing or regulatory approval of drugs. The Index provider, the NYSE Arca, Inc., begins with the 2,000 largest companies listed on both the NYSE MKT and NASDAQ exchanges and then uses a proprietary model that ranks the stocks for capital appreciation potential. The NYSE Arca, Inc. then divides these companies into two market capitalization groups, larger and smaller. The NYSE Arca, Inc. then identifies a specified number of companies from each group for inclusion in the Index. The larger market capitalization companies will represent 40% of the Index and the small market capitalization companies will represent 60% of the Index when the Index is rebalanced.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT
39

Direxion Daily Pharmaceutical & Medical Bear 2X Shares

Performance Summary

September 16, 20151 - October 31, 2015 (Unaudited)

Total Return[2]
Since Inception
Direxion Daily Pharmaceutical & Medical Bear 2X Shares (NAV)	11.43%
Direxion Daily Pharmaceutical & Medical Bear 2X Shares (Market Price)	18.83%
Dynamic Pharmaceutical IntellidexSM Index	(7.75)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.96%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.80% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (-200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Dynamic Pharmaceutical IntellidexSM Index consists of common shares of U.S. pharmaceutical companies. These companies are principally engaged in research, development, manufacture, sale or distribution of pharmaceuticals and drugs of all types. The Index may include companies that facilitate the testing or regulatory approval of drugs. The Index provider, the NYSE Arca, Inc., begins with the 2,000 largest companies listed on both the NYSE MKT and NASDAQ exchanges and then uses a proprietary model that ranks the stocks for capital appreciation potential. The NYSE Arca, Inc. then divides these companies into two market capitalization groups, larger and smaller. The NYSE Arca, Inc. then identifies a specified number of companies from each group for inclusion in the Index. The larger market capitalization companies will represent 40% of the Index and the small market capitalization companies will represent 60% of the Index when the Index is rebalanced.

Market Exposure

The Fund seeks daily exposure of -200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of investment operations.

2   As of October 31, 2015.

DIREXION ANNUAL REPORT
40

Direxion Daily S&P 500® Bull 2X Shares

Performance Summary

May 28, 20141 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily S&P 500® Bull 2X Shares (NAV)	6.81%	13.29%
Direxion Daily S&P 500® Bull 2X Shares (Market Price)	6.88%	13.26%
S&P 500® Index	5.20%	8.21%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.01%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.60% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Most of the common stocks in the S&P 500® Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and are generally listed on the New York Stock Exchange. The performance of the S&P 500® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of investment operations.

2   As of October 31, 2015.

DIREXION ANNUAL REPORT
41

Direxion Daily Small Cap Bull 2X Shares

Performance Summary

July 29, 20141 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily Small Cap Bull 2X Shares (NAV)	(2.54)%	2.45%
Direxion Daily Small Cap Bull 2X Shares (Market Price)	(4.26)%	1.18%
Russell 2000® Index	0.34%	2.91%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 2.88%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.60% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

Russell 2000® Index measures the small cap segment of the U.S. equity universe and includes the smallest 2,000 securities in the Russell 3000® Index based on market cap. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of investment operations.

2   As of October 31, 2015.

DIREXION ANNUAL REPORT
42

Expense Example

October 31, 2015 (Unaudited)

As a shareholder of the Direxion Shares ETF Trust, you incur two types of costs: (1) transaction costs, for purchasing and selling shares and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on initial investments of $1,000 invested at the beginning of the period and held the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line under each Fund in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period May 1, 2015 to October 31, 2015" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

October 31, 2015 (Unaudited)

	Annualized Expense Ratio[1]	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period May 1, 2015 to October 31, 2015[2]
Direxion All Cap Insider Sentiment Shares
Based on actual fund return	0.65%	$1,000.00	$1,012.00	$3.30
Based on hypothetical 5% return	0.65%	1,000.00	1,021.93	3.31
Direxion iBillionaire Index ETF
Based on actual fund return	0.65%	1,000.00	949.70	3.19
Based on hypothetical 5% return	0.65%	1,000.00	1,021.93	3.31
Direxion NASDAQ-100® Equal Weighted Index Shares
Based on actual fund return	0.35%	1,000.00	995.00	1.76
Based on hypothetical 5% return	0.35%	1,000.00	1,023.44	1.79
Direxion S&P 500® Volatility Response Shares
Based on actual fund return	0.45%	1,000.00	940.60	2.20
Based on hypothetical 5% return	0.45%	1,000.00	1,022.94	2.29

DIREXION ANNUAL REPORT
43

Expense Example

October 31, 2015 (Unaudited)

	Annualized Expense Ratio[1]	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period May 1, 2015 to October 31, 2015[2]
Direxion Value Line® Conservative Equity ETF
Based on actual fund return	0.44%	$1,000.00	$1,030.00	$2.25
Based on hypothetical 5% return	0.44%	1,000.00	1,022.99	2.24
Direxion Value Line® Mid- and Large-Cap High Dividend ETF
Based on actual fund return	0.44%	1,000.00	963.10	2.18
Based on hypothetical 5% return	0.44%	1,000.00	1,022.99	2.24
Direxion Value Line® Small- and Mid-Cap High Dividend ETF
Based on actual fund return	0.40%	1,000.00	953.60	1.97
Based on hypothetical 5% return	0.40%	1,000.00	1,023.19	2.04
Direxion Zacks MLP High Income Shares
Based on actual fund return	0.65%	1,000.00	725.30	2.83
Based on hypothetical 5% return	0.65%	1,000.00	1,021.93	3.31
Direxion Daily CSI 300 China A Share Bear 1X Shares[4]
Based on actual fund return	0.80%	1,000.00	1,134.00	3.20
Based on hypothetical 5% return	0.80%	1,000.00	1,015.76	3.03
Direxion Daily Total Bond Market Bear 1X Shares
Based on actual fund return	0.65%	1,000.00	996.00	3.27
Based on hypothetical 5% return	0.65%	1,000.00	1,021.93	3.31
Direxion Daily Total Market Bear 1X Shares
Based on actual fund return	0.65%	1,000.00	985.40	3.25
Based on hypothetical 5% return	0.65%	1,000.00	1,021.93	3.31
Direxion Daily 7-10 Year Treasury Bear 1X Shares
Based on actual fund return	0.65%	1,000.00	984.70	3.25
Based on hypothetical 5% return	0.65%	1,000.00	1,021.93	3.31
Direxion Daily 20+ Year Treasury Bear 1X Shares
Based on actual fund return	0.65%	1,000.00	992.90	3.27
Based on hypothetical 5% return	0.65%	1,000.00	1,021.93	3.31
Direxion Daily FTSE Developed Markets Bull 1.25X Shares
Based on actual fund return	0.35%	1,000.00	914.90	1.69
Based on hypothetical 5% return	0.35%	1,000.00	1,023.44	1.79
Direxion Daily FTSE Emerging Markets Bull 1.25X Shares
Based on actual fund return	0.35%	1,000.00	766.10	1.56
Based on hypothetical 5% return	0.35%	1,000.00	1,023.44	1.79
Direxion Daily S&P 500® Bull 1.25X Shares
Based on actual fund return	0.35%	1,000.00	1,004.60	1.77
Based on hypothetical 5% return	0.35%	1,000.00	1,023.44	1.79
Direxion Daily Small Cap Bull 1.25X Shares
Based on actual fund return	0.35%	1,000.00	944.80	1.72
Based on hypothetical 5% return	0.35%	1,000.00	1,023.44	1.79
Direxion Daily CSI 300 China A Share Bull 2X Shares
Based on actual fund return	0.95%	1,000.00	462.40	3.50
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily Cyber Security Bull 2X Shares[5]
Based on actual fund return	0.80%	1,000.00	962.50	0.99
Based on hypothetical 5% return	0.80%	1,000.00	1,021.17	1.02
Direxion Daily Cyber Security Bear 2X Shares[5]
Based on actual fund return	0.80%	1,000.00	1,001.30	1.01
Based on hypothetical 5% return	0.80%	1,000.00	1,021.17	1.02

DIREXION ANNUAL REPORT
44

Expense Example

October 31, 2015 (Unaudited)

	Annualized Expense Ratio[1]	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period May 1, 2015 to October 31, 2015[2]
Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares[3]
Based on actual fund return	0.93%	$1,000.00	$927.00	$3.54
Based on hypothetical 5% return	0.93%	1,000.00	1,021.54	3.71
Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares[3]
Based on actual fund return	0.93%	1,000.00	842.70	3.38
Based on hypothetical 5% return	0.93%	1,000.00	1,021.54	3.71
Direxion Daily Pharmaceutical & Medical Bull 2X Shares[5]
Based on actual fund return	0.80%	1,000.00	833.20	0.92
Based on hypothetical 5% return	0.80%	1,000.00	1,021.17	1.02
Direxion Daily Pharmaceutical & Medical Bear 2X Shares[5]
Based on actual fund return	0.80%	1,000.00	1,114.30	1.07
Based on hypothetical 5% return	0.80%	1,000.00	1,021.17	1.02
Direxion Daily S&P 500® Bull 2X Shares
Based on actual fund return	0.60%	1,000.00	993.80	3.02
Based on hypothetical 5% return	0.60%	1,000.00	1,022.18	3.06
Direxion Daily Small Cap Bull 2X Shares
Based on actual fund return	0.62%	1,000.00	902.30	2.97
Based on hypothetical 5% return	0.62%	1,000.00	1,022.08	3.16

1  Annualized.

2  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period of May 1, 2015 to October 31, 2015, then divided by 365.

3  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period of June 10, 2015 (commencement of operations) to October 31, 2015, then divided by 365.

4  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period of June 17, 2015 (commencement of operations) to October 31, 2015, then divided by 365.

5  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period of September 16, 2015 (commencement of operations) to October 31, 2015, then divided by 365.

DIREXION ANNUAL REPORT
45

Allocation of Portfolio Holdings

October 31, 2015 (Unaudited)

	Cash*	Common Stocks	Master Limited Partnerships	Investment Companies	Swaps	Futures		Total
Direxion All Cap Insider Sentiment Shares	0%**	100%	—	—	—	—		100%
Direxion iBillionaire Index ETF	0%**	100%	—	—	—	—		100%
Direxion NASDAQ 100® Equal Weighted Index Shares	0%**	100%	—	—	—	—		100%
Direxion S&P 500® Volatility Response Shares	51%	0%	—	49%	—	—		100%
Direxion Value Line® Conservative Equity ETF	0%**	100%	—	—	—	—		100%
Direxion Value Line® Mid- and Large-Cap High Dividend ETF	0%**	87%	13%	—	—	—		100%
Direxion Value Line® Small- and Mid-Cap High Dividend ETF	0%**	83%	17%	—	—	—		100%
Direxion Zacks MLP High Income Shares	1%	—	99%	—	—	—		100%
Direxion Daily CSI 300 China A Share Bear 1X Shares	102%	—	—	—	(2)%	0	%**	100%
Direxion Daily Total Bond Market Bear 1X Shares	101%	—	—	—	(1)%	—		100%
Direxion Daily Total Market Bear 1X Shares	103%	—	—	—	(3)%	—		100%
Direxion Daily 7-10 Year Treasury Bear 1X Shares	103%	—	—	—	(3)%	—		100%
Direxion Daily 20+ Year Treasury Bear 1X Shares	103%	—	—	—	(3)%	—		100%
Direxion Daily FTSE Developed Markets Bull 1.25X Shares	14%	—	—	86%	0%**	—		100%
Direxion Daily FTSE Emerging Markets Bull 1.25X Shares	17%	—	—	87%	(4)%	—		100%
Direxion Daily S&P 500® Bull 1.25X Shares	13%	—	—	86%	1%	—		100%
Direxion Daily Small Cap Bull 1.25X Shares	15%	—	—	86%	(1)%	—		100%
Direxion Daily CSI 300 China A Share Bull 2X Shares	98%	—	—	2%	0%**	—		100%
Direxion Daily Cyber Security Bull 2X Shares	102%	—	—	—	(2)%	—		100%
Direxion Daily Cyber Security Bear 2X Shares	98%	—	—	—	2%	—		100%
Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares	86%	—	—	—	14%	—		100%
Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares	86%	—	—	—	14%	—		100%
Direxion Daily Pharmaceutical & Medical Bull 2X Shares	115%	—	—	—	(15)%	—		100%
Direxion Daily Pharmaceutical & Medical Bear 2X Shares	89%	—	—	—	11%	—		100%
Direxion Daily S&P 500® Bull 2X Shares	82%	—	—	—	18%	—		100%
Direxion Daily Small Cap Bull 2X Shares	97%	—	—	—	3%	—		100%

*  Cash, cash equivalents and other assets less liabilities.

**  Percentage is less than 0.5%.

DIREXION ANNUAL REPORT
46

Direxion All Cap Insider Sentiment Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
COMMON STOCKS - 99.9%
Accommodation - 0.4%
6,255	Marriott International, Inc. Class A	$480,259
Administrative and Support Services - 0.4%
9,348	Paychex, Inc.	482,170
Air Transportation - 3.4%
5,624	Alaska Air Group, Inc.	428,830
9,691	Delta Air Lines, Inc.	492,691
73,162	JetBlue Airways Corp. (a)	1,817,344
39,398	Southwest Airlines Co.	1,823,733
		4,562,598
Ambulatory Health Care Services - 0.3%
5,800	MEDNAX, Inc. (a)	408,726
Apparel Manufacturing - 1.5%
5,195	Cintas Corp.	483,603
22,958	V F Corp.	1,550,124
		2,033,727
Building Material and Garden Equipment and Supplies Dealers - 0.4%
6,341	Lowe's Companies, Inc.	468,156
Chemical Manufacturing - 8.8%
34,005	Albemarle Corp.	1,819,948
5,268	Church & Dwight Co., Inc.	453,522
6,652	Eastman Chemical Co.	480,075
5,256	Eli Lilly & Co.	428,732
6,764	Endo Health Solutions, Inc. (a)	405,772
4,585	Gilead Sciences, Inc.	495,776
6,067	IDEXX Laboratories, Inc. (a)	416,318
25,600	Johnson & Johnson	2,586,368
35,650	LyondellBasell Industries N.V. Class A	3,312,241
2,615	Regeneron Pharmaceuticals, Inc. (a)	1,457,575
		11,856,327
Clothing and Clothing Accessories Stores - 1.8%
156,600	American Eagle Outfitters, Inc.	2,392,848
Computer and Electronic Product Manufacturing - 6.0%
65,778	Activision Blizzard, Inc.	2,286,443
4,108	Apple, Inc.	490,906
30,137	Applied Materials, Inc.	505,398
3,754	Avago Technologies Ltd.	462,230
85,948	Integrated Device Technology, Inc. (a)	2,191,674
36,643	QUALCOMM, Inc.	2,177,327
		8,113,978
Construction of Buildings - 0.3%
9,028	Lennar Corp. Class A	452,032
Credit Intermediation and Related Activities - 4.3%
64,994	BB&T Corp.	2,414,527
11,226	Home BancShares, Inc.	481,820
46,933	Prosperity Bancshares, Inc.	2,411,418
11,960	United Bankshares, Inc.	473,018
		5,780,783
Shares		Fair Value
Data Processing, Hosting and Related Services - 3.1%
24,072	Citrix Systems, Inc. (a)	$1,976,311
4,192	DST Systems, Inc.	512,053
21,320	Red Hat, Inc. (a)	1,686,625
		4,174,989
Electrical Equipment, Appliance, and Component Manufacturing - 0.3%
9,888	Emerson Electric Co.	467,010
Fabricated Metal Product Manufacturing - 0.3%
8,349	Pentair PLC	466,876
Food and Beverage Stores - 1.1%
39,045	Kroger Co.	1,475,901
Food Manufacturing - 2.8%
17,755	Flowers Foods, Inc.	479,385
8,327	Keurig Green Mountain, Inc.	422,595
25,335	Lancaster Colony Corp.	2,881,096
		3,783,076
Food Services and Drinking Places - 2.8%
31,992	Darden Restaurants, Inc.	1,979,985
51,794	Texas Roadhouse, Inc.	1,779,124
		3,759,109
Funds, Trusts, and Other Financial Vehicles - 0.3%
17,673	Healthcare Realty Trust, Inc.	465,860
Furniture and Related Product Manufacturing - 0.4%
10,663	Leggett & Platt, Inc.	480,155
General Merchandise Stores - 3.7%
28,374	Dollar General Corp.	1,922,906
50,902	Macy's, Inc.	2,594,984
5,148	Tractor Supply Co.	475,624
		4,993,514
Insurance Carriers and Related Activities - 13.0%
30,316	ACE Ltd.	3,442,079
45,773	Allstate Corp.	2,832,433
19,517	Aon PLC	1,821,131
3,688	Chubb Corp.	477,043
7,365	Endurance Specialty Holdings Ltd.	464,953
18,797	Everest Re Group Ltd.	3,345,302
9,175	ProAssurance Corp.	485,908
14,498	Progressive Corp.	480,319
8,384	RLI Corp.	510,166
28,617	Travelers Companies, Inc.	3,230,573
3,803	UnitedHealth Group, Inc.	447,917
		17,537,824
Leather and Allied Product Manufacturing - 1.1%
11,023	NIKE, Inc. Class B	1,444,344
Merchant Wholesalers, Durable Goods - 1.6%
15,649	LKQ Corp. (a)	463,367
5,968	O'Reilly Automotive, Inc. (a)	1,648,720
		2,112,087
Merchant Wholesalers, Nondurable Goods - 5.3%
29,460	AmerisourceBergen Corp.	2,843,185
35,902	Cardinal Health, Inc.	2,951,144
39,292	CST Brands, Inc.	1,411,762
		7,206,091

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
47

Direxion All Cap Insider Sentiment Shares

Schedule of Investments, continued

October 31, 2015

Shares		Fair Value
Miscellaneous Manufacturing - 2.4%
75,486	Boston Scientific Corp. (a)	$1,379,884
17,955	Zimmer Biomet Holdings, Inc.	1,877,554
		3,257,438
Miscellaneous Store Retailers - 0.4%
36,818	Staples, Inc.	478,266
Motor Vehicle and Parts Dealers - 0.9%
20,876	CarMax, Inc. (a)	1,231,893
Oil and Gas Extraction - 0.3%
19,872	Cabot Oil & Gas Corp.	431,421
Paper Manufacturing - 0.4%
7,152	Packaging Corp of America	489,554
Petroleum and Coal Products Manufacturing - 6.2%
45,112	Marathon Petroleum Corp.	2,336,802
24,597	Tesoro Corp.	2,630,157
46,068	Valero Energy Corp.	3,036,802
9,642	Western Refining, Inc.	401,300
		8,405,061
Professional, Scientific, and Technical Services - 3.2%
14,925	Amgen, Inc.	2,360,836
30,135	Fluor Corp.	1,440,754
6,046	Salesforce.com, Inc. (a)	469,835
		4,271,425
Publishing Industries (except Internet) - 1.0%
6,733	Electronic Arts, Inc. (a)	485,247
5,035	McGraw-Hill Financial, Inc.	466,443
22,274	Symantec Corp.	458,844
		1,410,534
Rail Transportation - 1.1%
21,666	Genesee & Wyoming, Inc. (a)	1,453,789
Real Estate - 1.8%
46,840	Prologis, Inc.	2,001,473
12,896	UDR, Inc.	444,396
		2,445,869
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 1.5%
24,681	Allegion Public Ltd. Co.	1,608,461
6,867	CBOE Holdings, Inc.	460,363
		2,068,824
Support Activities for Mining - 4.9%
29,171	Ensco PLC Class A	485,114
185,073	Noble Corp. PLC	2,492,933
228,902	Transocean Ltd.	3,623,519
		6,601,566
Support Activities for Transportation - 1.4%
13,554	Expedia, Inc.	1,847,410
Telecommunications - 4.5%
80,361	AT&T, Inc.	2,692,897
120,865	CenturyLink, Inc.	3,409,602
		6,102,499
Shares		Fair Value
Transportation Equipment Manufacturing - 4.9%
40,909	BE Aerospace, Inc.	$1,920,677
213,981	Ford Motor Co.	3,169,059
35,823	Oshkosh Corp.	1,471,967
		6,561,703
Truck Transportation - 0.3%
7,205	Old Dominion Freight Line, Inc. (a)	446,278
Utilities - 0.9%
7,718	Alliant Energy Corp.	455,516
28,821	NRG Energy, Inc.	371,503
8,627	WEC Energy Group, Inc.	444,808
		1,271,827
Wood Product Manufacturing - 0.4%
17,199	Masco Corp.	498,771
	TOTAL COMMON STOCKS (Cost $130,509,765)	$134,672,568
SHORT TERM INVESTMENTS - 0.0% (†)
Money Market Funds - 0.0% (†)
4,917	Dreyfus Treasury Prime Cash Management, 0.00% (††)(b)	$4,917
	TOTAL SHORT TERM INVESTMENTS (Cost $4,917)	$4,917
3,087,592	TOTAL INVESTMENTS - 99.9% (Cost $130,514,682)	$134,677,485
	Other Assets in Excess of Liabilities - 0.1%	119,932
	TOTAL NET ASSETS - 100.0%	$134,797,417

Percentages are stated as a percent of net assets.

(†)  Less than 0.05%.

(††)  Less than 0.005%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2015.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
48

Direxion iBillionaire Index ETF

Schedule of Investments

October 31, 2015

Shares		Fair Value
COMMON STOCKS - 99.7%
Accommodation - 3.7%
12,366	Starwood Hotels & Resorts Worldwide, Inc.	$987,672
Air Transportation - 3.8%
19,958	Delta Air Lines, Inc.	1,014,665
Chemical Manufacturing - 22.4%
13,807	Abbvie, Inc.	822,207
2,983	Allergan, Inc. (a)	920,166
5,641	Amgen, Inc.	892,293
11,091	ENDO Health Solutions, Inc. (a)	665,349
9,258	Monsanto Co.	863,031
4,861	Perrigo Co. PLC	766,774
21,064	The Dow Chemical Co.	1,088,377
		6,018,197
Computer and Electronic Product Manufacturing - 7.1%
8,176	Apple, Inc.	977,032
55,618	Micron Technology, Inc. (a)	921,034
		1,898,066
Electrical Equipment, Appliance, and Component Manufacturing - 3.2%
5,367	Whirlpool Corp.	859,471
Food Services and Drinking Places - 3.0%
11,265	YUM! Brands, Inc.	798,801
Health and Personal Care Stores - 3.2%
10,332	Walgreens Boots Alliance, Inc.	874,914
Hospitals - 2.7%
10,488	HCA Holdings, Inc. (a)	721,470
Insurance Carriers and Related Activities - 3.3%
5,048	Humana, Inc.	901,724
Mining (except Oil and Gas) - 1.8%
73,558	CONSOL Energy, Inc.	489,896
Miscellaneous Manufacturing - 6.7%
23,497	Baxter International, Inc.	878,553
7,027	Thermo Fisher Scientific, Inc.	918,991
		1,797,544
Motion Picture and Sound Recording Industries - 6.5%
7,641	Netflix, Inc. (a)	828,132
12,063	Time Warner, Inc.	908,826
		1,736,958
Nonstore Retailers - 3.5%
33,854	eBay, Inc. (a)	944,527
Other Information Services - 3.8%
1,449	Alphabet, Inc. (a)	1,029,964
Pipeline Transportation - 2.6%
17,446	The Williams Companies, Inc.	688,070
Plastics and Rubber Products Manufacturing - 3.6%
29,397	Goodyear Tire & Rubber Co.	965,398
Professional, Scientific, and Technical Services - 7.6%
9,787	MasterCard, Inc.	968,815
734	The Priceline Group Inc. (a)	1,067,412
		2,036,227
Shares		Fair Value
Publishing Industries (except Internet) - 4.0%
20,240	Microsoft Corp.	$1,065,434
Textile Product Mills - 3.3%
4,596	Mohawk Industries, Inc. (a)	898,518
Transportation Equipment Manufacturing - 3.9%
30,298	General Motors Co.	1,057,703
	TOTAL COMMON STOCKS (Cost $28,462,261)	$26,785,219
SHORT TERM INVESTMENTS - 0.3%
Money Market Funds - 0.3%
83,034	Short Term Investments Trust Treasury Portfolio, 0.02% (b)	$83,034
	TOTAL SHORT TERM INVESTMENTS (Cost $83,034)	$83,034
	TOTAL INVESTMENTS - 100.0% (Cost $28,545,295)	$26,868,253
	Other Assets in Excess of Liabilities - 0.0% (†)	11,750
	TOTAL NET ASSETS - 100.0%	$26,880,003

Percentages are stated as a percent of net assets.

(†)  Less than 0.05%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2015.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
49

Direxion NASDAQ-100® Equal Weighted Index Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
COMMON STOCKS - 99.8%
Accommodation - 1.1%
11,603	Marriott International, Inc. Class A	$890,878
Administrative and Support Services - 4.1%
11,237	Akamai Technologies, Inc. (a)	683,434
17,376	Paychex, Inc.	896,254
625	The Priceline Group, Inc. (a)	908,900
11,778	TripAdvisor, Inc. (a)	986,761
		3,475,349
Air Transportation - 1.0%
18,590	American Airlines Group, Inc.	859,230
Amusement, Gambling, and Recreation Industries - 1.0%
11,813	Wynn Resorts Ltd.	826,319
Beverage and Tobacco Product Manufacturing - 1.0%
6,007	Monster Beverage Corp. (a)	818,874
Broadcasting (except Internet) - 6.0%
4,224	Charter Communications, Inc. Class A (a)	806,530
7,065	Comcast Corporation	443,046
7,040	Comcast Corp. Class A	440,845
14,294	Discovery Communications, Inc. Class A (a)	420,815
15,405	Discovery Communications, Inc. Class C (a)	423,946
9,645	Liberty Interactive Corp. (a)	420,233
14,775	Liberty Interactive Corp. Class A (a)	404,392
211,643	Sirius XM Holdings, Inc. (a)	863,503
17,699	Viacom, Inc. Class B	872,738
		5,096,048
Building Material and Garden Equipment and Supplies Dealers - 1.0%
21,745	Fastenal Co.	851,534
Chemical Manufacturing - 6.5%
4,853	Alexion Pharmaceuticals, Inc. (a)	854,128
6,189	Biomarin Pharmaceutical, Inc. (a)	724,361
6,593	Celgene Corp. (a)	809,027
7,456	Gilead Sciences, Inc.	806,217
16,303	Mylan NV (a)	718,799
1,469	Regeneron Pharmaceuticals, Inc. (a)	818,806
6,511	Vertex Pharmaceuticals, Inc. (a)	812,182
		5,543,520
Clothing and Clothing Accessories Stores - 1.0%
16,459	Ross Stores, Inc.	832,496
Computer and Electronic Product Manufacturing - 21.9%
25,996	Activision Blizzard, Inc.	903,621
14,266	Analog Devices, Inc.	857,672
7,126	Apple, Inc.	851,557
50,752	Applied Materials, Inc.	851,111
6,337	Avago Technologies Ltd.	780,275
15,423	Broadcom Corp. Class A	792,742
31,655	Cisco Systems, Inc.	913,247
22,315	Garmin Ltd.	791,513
3,871	Illumina, Inc. (a)	554,637
27,860	Intel Corp.	943,340
Shares		Fair Value
Computer and Electronic Product Manufacturing (continued)
20,247	Linear Technology Corp.	$899,372
52,159	Micron Technology, Inc. (a)	863,753
25,781	NetApp, Inc.	876,554
34,714	NVIDIA Corp.	984,836
8,975	NXP Semiconductors NV (a)	703,191
14,848	QUALCOMM, Inc.	882,268
15,344	SanDisk Corp.	1,181,488
17,711	Seagate Technology PLC	674,081
9,046	Skyworks Solutions, Inc.	698,713
16,913	Texas Instruments, Inc.	959,305
10,656	Western Digital Corp.	712,034
18,965	Xilinx, Inc.	903,113
		18,578,423
Data Processing, Hosting and Related Services - 3.2%
10,233	Automatic Data Processing, Inc.	890,169
11,182	Citrix Systems, Inc. (a)	918,042
9,343	Fiserv, Inc. (a)	901,693
		2,709,904
Food and Beverage Stores - 0.9%
25,210	Whole Foods Market, Inc.	755,292
Food Manufacturing - 2.9%
14,249	Keurig Green Mountain, Inc.	723,137
18,867	Mondelez International, Inc.	870,901
10,717	The Kraft Heinz Co.	835,604
		2,429,642
Food Services and Drinking Places - 1.1%
14,224	Starbucks Corp.	889,996
Furniture and Home Furnishings Stores - 1.0%
13,482	Bed Bath & Beyond, Inc. (a)	803,932
General Merchandise Stores - 3.0%
5,701	Costco Wholesale Corp.	901,442
12,131	Dollar Tree, Inc. (a)	794,459
9,372	Tractor Supply Co.	865,879
		2,561,780
Health and Personal Care Stores - 1.9%
9,634	Express Scripts Holding Co. (a)	832,185
9,348	Walgreens Boots Alliance Inc.	791,588
		1,623,773
Insurance Carriers and Related Activities - 0.9%
11,075	Verisk Analytics, Inc. Class A (a)	793,081
Machinery Manufacturing - 2.3%
16,035	KLA-Tencor Corp.	1,076,269
11,352	Lam Research Corp.	869,450
		1,945,719
Merchant Wholesalers, Durable Goods - 2.1%
5,886	Henry Schein, Inc. (a)	892,965
3,283	O'Reilly Automotive, Inc. (a)	906,962
		1,799,927
Miscellaneous Manufacturing - 1.9%
1,581	Intuitive Surgical, Inc. (a)	785,125
35,090	Mattel, Inc.	862,512
		1,647,637

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
50

Direxion NASDAQ-100® Equal Weighted Index Shares

Schedule of Investments, continued

October 31, 2015

Shares		Fair Value
Miscellaneous Store Retailers - 0.9%
59,842	Staples, Inc.	$777,348
Motion Picture and Sound Recording Industries - 1.0%
7,878	Netflix, Inc. (a)	853,818
Nonstore Retailers - 2.1%
1,496	Amazon.com, Inc. (a)	936,346
31,071	eBay, Inc. (a)	866,881
		1,803,227
Other Information Services - 5.4%
611	Alphabet, Inc. - A (a)	450,545
642	Alphabet, Inc. - C (a)	456,340
5,671	Baidu, Inc. ADR (a)	1,063,142
8,564	Facebook, Inc. (a)	873,271
4,437	Liberty Global PLC - Series C (a)	189,194
4,150	Liberty Global PLC Class A (a)	184,758
5,564	Liberty Global PLC LILAC - A (a)	214,882
5,542	Liberty Global PLC LILAC - C (a)	214,254
26,301	Yahoo!, Inc. (a)	936,841
		4,583,227
Professional, Scientific, and Technical Services - 4.9%
5,369	Amgen, Inc.	849,269
2,569	Biogen Inc. (a)	746,320
12,784	Cerner Corp. (a)	847,451
13,076	Cognizant Technology Solutions Corp. Class A (a)	890,606
7,132	Incyte Corp. (a)	838,224
		4,171,870
Publishing Industries (except Internet) - 9.5%
9,951	Adobe Systems, Inc. (a)	882,256
17,394	Autodesk, Inc. (a)	959,975
29,324	CA, Inc.	812,568
10,118	Check Point Software Technologies Ltd. (a)	859,423
11,538	Electronic Arts, Inc. (a)	831,544
9,457	Intuit, Inc.	921,395
18,595	Microsoft Corp.	978,841
40,083	Symantec Corp.	825,710
15,364	Twenty First Century Fox - A	471,521
15,295	Twenty First Century Fox - B	472,309
		8,015,542
Support Activities for Transportation - 2.0%
11,965	C.H. Robinson Worldwide, Inc.	830,132
17,308	Expeditors International of Washington, Inc.	861,765
		1,691,897
Telecommunications - 5.7%
13,267	Dish Network Corp. (a)	835,423
30,589	JD.com, Inc. - ADR (a)	844,868
10,840	Liberty Media Corp - A (a)	441,839
11,355	Liberty Media Corp - C (a)	444,548
7,262	SBA Communications Corp. (a)	864,323
164,995	VimpelCom Ltd. ADR	623,681
24,012	Vodafone Group PLC - SP ADR	791,676
		4,846,358
Shares		Fair Value
Transportation Equipment Manufacturing - 1.7%
14,358	PACCAR, Inc.	$755,949
3,102	Tesla Motors, Inc. (a)	641,897
		1,397,846
Waste Management and Remediation Services - 0.8%
5,899	Stericycle, Inc. (a)	715,962
	TOTAL COMMON STOCKS (Cost $85,094,211)	$84,590,449
SHORT TERM INVESTMENTS - 0.0% (†)
Money Market Funds - 0.0% (†)
776	Dreyfus Treasury Prime Cash Management, 0.00% (††)(b)	$776
	TOTAL SHORT TERM INVESTMENTS (Cost $776)	$776
	TOTAL INVESTMENTS - 99.8% (Cost $85,094,987)	$84,591,225
	Other Assets in Excess of Liabilities - 0.2%	153,191
	TOTAL NET ASSETS - 100.0%	$84,744,416

Percentages are stated as a percent of net assets.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2015.

(†)  Less than 0.05%.

(††)  Less than 0.005%.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
51

Direxion S&P 500® Volatility Response Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
INVESTMENT COMPANIES - 48.5%
51,756	SPDR® S&P 500® ETF Trust	$10,761,625
	TOTAL INVESTMENT COMPANIES (Cost $10,128,346)	$10,761,625
	TOTAL INVESTMENTS (Cost $10,128,346) - 48.5%	$10,761,625
	Other Assets in Excess of Liabilities - 51.5%	11,408,659
	TOTAL NET ASSETS - 100.0%	$22,170,284

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
52

Direxion Value Line® Conservative Equity ETF

Schedule of Investments

October 31, 2015

Shares		Fair Value
COMMON STOCKS - 99.6%
Administrative and Support Services - 1.5%
766	Paychex, Inc.	$39,510
687	Waste Management, Inc.	36,933
		76,443
Ambulatory Health Care Services - 0.8%
319	Laboratory Corp. of America Holdings (a)	39,154
Amusement, Gambling, and Recreation Industries - 0.8%
383	The Walt Disney Co.	43,562
Beverage and Tobacco Product Manufacturing - 3.7%
327	Anheuser Busch InBev SA/NV ADR	39,021
404	Brown Forman Corp. Class B	42,897
830	Coca-Cola Co.	35,150
323	Diageo PLC ADR	37,171
379	Pepsico, Inc.	38,730
		192,969
Building Material and Garden Equipment and Supplies Dealers - 0.8%
349	Home Depot, Inc.	43,150
Chemical Manufacturing - 13.5%
794	Abbott Laboratories	35,571
250	Air Products & Chemicals, Inc.	34,745
394	Bio-Techne Corp.	34,751
603	Bristol-Myers Squibb Co.	39,768
454	Church & Dwight Co., Inc.	39,085
520	Colgate-Palmolive Co.	34,502
523	E.I. du Pont de Nemours and Co.	33,158
356	Ecolab, Inc.	42,845
505	Eli Lilly & Co.	41,193
845	GlaxoSmithKline PLC ADR	36,386
359	International Flavors & Fragrances, Inc.	41,665
341	Johnson & Johnson	34,451
584	Merck & Co., Inc.	31,921
384	Novartis AG ADR	34,725
1,122	Pfizer, Inc.	37,946
316	PPG Industries, Inc.	32,946
287	Praxair, Inc.	31,883
781	Sanofi ADR	39,316
642	Teva Pharmaceutical Industries Ltd. ADR	38,000
		694,857
Clothing and Clothing Accessories Stores - 0.7%
527	TJX Companies, Inc.	38,571
Computer and Electronic Product Manufacturing - 5.8%
999	Intel Corp.	33,826
546	Motorola Solutions, Inc.	38,204
244	Northrop Grumman Corp.	45,811
484	QUALCOMM, Inc.	28,759
332	Raytheon Co.	38,977
235	Roper Technologies, Inc.	43,792
681	Texas Instruments, Inc.	38,626
415	Varian Medical Systems, Inc. (a)	32,590
		300,585
Shares		Fair Value
Couriers and Messengers - 0.7%
328	United Parcel Service, Inc. Class B	$33,791
Credit Intermediation and Related Activities - 2.9%
457	American Express Co.	33,480
851	Commerce Bancshares, Inc.	38,763
535	Cullen/Frost Bankers, Inc.	36,616
547	Visa, Inc. Class A	42,436
		151,295
Data Processing, Hosting and Related Services - 0.7%
427	Automatic Data Processing, Inc.	37,145
Electrical Equipment, Appliance, and Component Manufacturing - 0.5%
583	Emerson Electric Co.	27,535
Food and Beverage Stores - 0.6%
765	Weis Markets, Inc.	31,472
Food Manufacturing - 6.5%
1,005	ConAgra Foods, Inc.	40,753
677	General Mills, Inc.	39,341
700	Hormel Foods Corp.	47,285
547	Kellogg Co.	38,574
389	Lancaster Colony Corp.	44,237
487	McCormick & Co, Inc.	40,898
359	The J.M. Smucker Co.	42,143
1,241	Tootsie Roll Industries, Inc.	39,389
		332,620
Food Services and Drinking Places - 1.9%
381	McDonald's Corp.	42,767
890	Starbucks Corp.	55,688
		98,455
Furniture and Home Furnishings Stores - 0.5%
467	Bed Bath & Beyond, Inc. (a)	27,847
General Merchandise Stores - 1.9%
248	Costco Wholesale Corp.	39,214
455	Target Corp.	35,117
408	Wal-Mart Stores, Inc.	23,354
		97,685
Health and Personal Care Stores - 1.3%
374	CVS Health Corp.	36,944
169	McKesson Corp.	30,217
		67,161
Insurance Carriers and Related Activities - 10.5%
316	ACE Ltd.	35,879
78	Alleghany Corp. (a)	38,709
513	Allstate Corp.	31,744
380	Aon PLC	35,458
605	Arch Capital Group Ltd. (a)	45,308
756	Arthur J. Gallagher & Co.	33,060
240	Berkshire Hathaway, Inc. Class B (a)	32,645
350	Chubb Corp.	45,272
209	Everest Re Group Ltd.	37,196
53	Markel Corp. (a)	46,004
672	Torchmark Corp.	38,983
341	Travelers Companies, Inc.	38,495
356	UnitedHealth Group, Inc.	41,930
728	W.R. Berkley Corp.	40,644
		541,327

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
53

Direxion Value Line® Conservative Equity ETF

Schedule of Investments, continued

October 31, 2015

Shares		Fair Value
Leather and Allied Product Manufacturing - 1.0%
379	NIKE, Inc. Class B	$49,660
Machinery Manufacturing - 1.2%
411	Deere & Co.	32,058
316	United Technologies Corp.	31,098
		63,156
Management of Companies and Enterprises - 0.8%
663	AGL Resources, Inc.	41,437
Merchant Wholesalers, Durable Goods - 0.6%
144	W.W. Grainger, Inc.	30,240
Merchant Wholesalers, Nondurable Goods - 4.8%
317	Airgas, Inc.	30,483
391	AmerisourceBergen Corp.	37,735
445	Cardinal Health, Inc.	36,579
393	Procter & Gamble Co.	30,017
257	Sigma-Aldrich Corp.	35,908
898	Sysco Corp.	37,043
903	Unilever PLC ADR	40,138
		247,903
Miscellaneous Manufacturing - 4.8%
222	3M Co.	34,901
912	Baxter International, Inc.	34,100
251	Becton, Dickinson & Co.	35,772
213	C.R. Bard, Inc.	39,693
495	Medtronic PLC	36,590
381	Stryker Corp.	36,431
304	Zimmer Biomet Holdings, Inc.	31,789
		249,276
Nonmetallic Mineral Product Manufacturing - 0.7%
135	The Sherwin Williams Co.	36,022
Oil and Gas Extraction - 1.3%
1,428	Questar Corp.	29,488
739	Total SA ADR	35,642
		65,130
Other Information Services - 1.0%
70	Alphabet, Inc. - Class C (a)	49,757
Paper Manufacturing - 1.4%
795	Bemis Co., Inc.	36,395
310	Kimberly-Clark Corp.	37,110
		73,505
Petroleum and Coal Products Manufacturing - 1.8%
326	Chevron Corp.	29,627
392	Exxon Mobil Corp.	32,434
545	Royal Dutch Shell PLC Class B ADR	28,716
		90,777
Pipeline Transportation - 2.0%
1,184	New Jersey Resources Corp.	37,509
768	TransCanada Corp.	25,797
657	WGL Holdings, Inc.	40,885
		104,191
Shares		Fair Value
Plastics and Rubber Products Manufacturing - 0.7%
387	Illinois Tool Works, Inc.	$35,581
Primary Metal Manufacturing - 0.7%
153	Precision Castparts Corp.	35,314
Professional, Scientific, and Technical Services - 3.0%
406	Accenture PLC Class A	43,523
735	Amdocs Ltd	43,784
230	Amgen, Inc.	36,382
226	International Business Machines Corp.	31,658
		155,347
Publishing Industries (except Internet) - 3.0%
400	Intuit, Inc.	38,972
772	Microsoft Corp.	40,638
817	Oracle Corp.	31,733
836	Synopsys, Inc. (a)	41,783
		153,126
Rail Transportation - 0.5%
314	Union Pacific Corp.	28,056
Real Estate - 0.8%
184	Public Storage	42,221
Support Activities for Mining - 0.6%
560	ConocoPhillips	29,876
Telecommunications - 1.4%
1,049	AT&T, Inc.	35,152
749	Verizon Communications, Inc.	35,113
		70,265
Transportation Equipment Manufacturing - 3.8%
276	Boeing Co.	40,867
260	General Dynamics Corp.	38,631
359	Honeywell International, Inc.	37,078
187	Lockheed Martin Corp.	41,108
421	Rockwell Collins, Inc.	36,509
		194,193
Utilities - 7.5%
646	Atmos Energy Corp.	40,698
645	Cleco Corp.	34,185
533	Consolidated Edison, Inc.	35,045
751	Eversource Energy	38,256
790	MGE Energy, Inc.	32,603
727	Northwest Natural Gas Co.	34,729
1,015	OGE Energy Corp.	28,938
515	Pinnacle West Capital Corp.	32,708
861	Public Service Enterprise Group, Inc.	35,551
669	WEC Energy Group, Inc.	34,493
1,077	Xcel Energy, Inc.	38,373
		385,579

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
54

Direxion Value Line® Conservative Equity ETF

Schedule of Investments, continued

October 31, 2015

Shares		Fair Value
Wholesale Electronic Markets and Agents and Brokers - 0.6%
347	Genuine Parts Co.	$31,494
	TOTAL COMMON STOCKS (Cost $4,995,314)	$5,137,730
	TOTAL INVESTMENTS - 99.6% (Cost $4,995,314)	$5,137,730
	Other Assets in Excess of Liabilities - 0.4%	20,824
	TOTAL NET ASSETS - 100.0%	$5,158,554

Percentages are stated as a percent of net assets.

(a)  Non-income producing security.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
55

Direxion Value Line® Mid- and Large-Cap High Dividend ETF

Schedule of Investments

October 31, 2015

Shares		Fair Value
COMMON STOCKS - 86.6%
Accommodation - 1.5%
9,430	Host Hotels & Resorts, Inc.	$163,422
Broadcasting (except Internet) - 2.1%
4,696	Viacom, Inc. Class B	231,560
Chemical Manufacturing - 9.0%
1,577	Air Products & Chemicals, Inc.	219,172
2,978	LyondellBasell Industries N.V. Class A	276,686
5,102	The Dow Chemical Co.	263,620
3,845	Westlake Chemical Corp.	231,738
		991,216
Clothing and Clothing Accessories Stores - 3.5%
1,881	Dillard's, Inc. Class A	168,312
8,453	DSW, Inc. Class A	210,818
		379,130
Computer and Electronic Product Manufacturing - 13.7%
8,202	Cisco Systems, Inc.	236,628
3,542	QUALCOMM, Inc.	210,466
2,089	Raytheon Co.	245,249
3,471	Seagate Technology PLC	132,106
4,284	Texas Instruments, Inc.	242,988
2,598	Western Digital Corp.	173,598
5,514	Xilinx, Inc.	262,577
		1,503,612
Credit Intermediation and Related Activities - 6.4%
18,717	Fulton Financial Corp.	251,182
4,258	Wells Fargo & Co.	230,528
11,384	Western Union Co.	219,142
		700,852
Electronics and Appliance Stores - 2.8%
6,587	GameStop Corp. Class A	303,463
Fabricated Metal Product Manufacturing - 2.0%
2,089	Parker Hannifin Corp.	218,718
Food Manufacturing - 4.4%
4,887	Archer-Daniels Midland Co.	223,140
2,716	Ingredion, Inc.	258,183
		481,323
Food Services and Drinking Places - 2.0%
1,569	Cracker Barrel Old Country Store, Inc.	215,675
Insurance Carriers and Related Activities - 2.1%
4,507	Principal Financial Group, Inc.	226,071
Machinery Manufacturing - 1.8%
1,909	Cummins, Inc.	197,601
Miscellaneous Manufacturing - 2.0%
1,398	3M Co.	219,779
Paper Manufacturing - 3.5%
4,293	International Paper Co.	183,268
2,886	Packaging Corp of America	197,547
		380,815
Printing and Related Support Activities - 2.5%
4,294	Avery Dennison Corp.	278,981
Shares		Fair Value
Professional, Scientific, and Technical Services - 2.0%
2,930	Omnicom Group, Inc.	$219,516
Real Estate - 4.8%
6,006	Corrections Corporation of America	171,171
5,451	The GEO Group, Inc.	175,904
6,149	Weyerhaeuser Co.	180,350
		527,425
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 6.2%
646	BlackRock, Inc.	227,373
3,013	T. Rowe Price Group, Inc.	227,843
5,980	Waddell & Reed Financial, Inc. Class A	220,901
		676,117
Telecommunications - 4.0%
6,382	AT&T, Inc.	213,861
4,715	Verizon Communications, Inc.	221,039
		434,900
Transportation Equipment Manufacturing - 8.2%
1,594	Boeing Co.	236,024
3,443	Eaton Corp PLC	192,498
1,176	Lockheed Martin Corp.	258,520
3,935	Thor Industries, Inc.	212,805
		899,847
Wholesale Electronic Markets and Agents and Brokers - 2.1%
6,052	KAR Auction Services, Inc.	232,397
	TOTAL COMMON STOCKS (Cost $9,568,754)	$9,482,420
MASTER LIMITED PARTNERSHIPS - 13.1%
Petroleum and Coal Products Manufacturing - 6.2%
5,433	MPLX LP	$210,746
9,251	Northern Tier Energy LP	248,297
3,964	Tesoro Logistics LP	222,261
		681,304
Pipeline Transportation - 5.4%
2,958	EQT Midstream Partners LP	219,010
2,796	Magellan Midstream Partners LP	178,413
4,471	Spectra Energy Partners LP	192,879
		590,302
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 1.5%
9,662	KKR & Co. LP	165,703
	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $1,442,939)	$1,437,309
	TOTAL INVESTMENTS - 99.7% (Cost $11,011,693)	$10,919,729
	Other Assets in Excess of Liabilities - 0.3%	31,560
	TOTAL NET ASSETS - 100.0%	$10,951,289

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
56

Direxion Value Line® Small- and Mid-Cap High Dividend ETF

Schedule of Investments, continued

October 31, 2015

Shares		Fair Value
COMMON STOCKS - 82.5%
Beverage and Tobacco Product Manufacturing - 2.8%
27,805	Vector Group Ltd.	$674,271
Clothing and Clothing Accessories Stores - 3.7%
15,379	DSW, Inc. Class A	383,552
13,252	The Cato Corp.	500,396
		883,948
Credit Intermediation and Related Activities - 19.8%
18,589	Columbia Banking System, Inc.	619,385
40,864	Fulton Financial Corp.	548,395
18,060	Glacier Bancorp, Inc.	494,122
29,772	Heritage Financial Corp.	548,400
32,126	Old National Bancorp	449,764
30,398	Umpqua Holdings Corp.	507,647
13,872	United Bankshares, Inc.	548,638
13,445	Washington Trust Bancorp, Inc.	521,666
12,131	Webster Financial Corp.	450,060
		4,688,077
Electronics and Appliance Stores - 2.0%
10,429	GameStop Corp. Class A	480,464
Food Manufacturing - 2.6%
16,657	B&G Foods, Inc.	604,483
Food Services and Drinking Places - 2.0%
3,406	Cracker Barrel Old Country Store, Inc.	468,189
Furniture and Related Product Manufacturing - 1.9%
60,686	Pier 1 Imports, Inc.	450,290
Health and Personal Care Stores - 1.9%
26,768	Petmed Express, Inc.	450,238
Insurance Carriers and Related Activities - 13.9%
11,546	Allied World Assurance Co. Holdings AG	419,812
8,843	AMERISAFE, Inc.	483,977
5,343	Erie Indemnity Co. Class A	467,299
7,402	FBL Financial Group, Inc.	465,586
31,330	Maiden Holdings Ltd.	487,181
8,932	ProAssurance Corp.	473,039
8,162	RLI Corp.	496,658
		3,293,552
Management of Companies and Enterprises - 4.5%
11,130	City Holding Co.	532,348
18,864	First Interstate BancSystem, Inc.	534,983
		1,067,331
Merchant Wholesalers, Durable Goods - 2.2%
4,309	Watsco, Inc.	530,136
Mining (except Oil and Gas) - 1.8%
5,354	Compass Minerals International, Inc.	434,959
Paper Manufacturing - 2.0%
11,936	Schweitzer-Mauduit International, Inc.	463,356
Professional, Scientific, and Technical Services - 5.6%
15,944	Booz Allen Hamilton Holding Corp.	469,710
Shares		Fair Value
Professional, Scientific, and Technical Services (continued)
9,521	Computer Programs and Systems, Inc.	$361,893
11,403	LPL Investment Holdings, Inc.	485,768
		1,317,371
Real Estate - 5.1%
13,116	Corrections Corporation of America	373,806
16,426	Hospitality Properties Trust	440,874
11,901	The GEO Group, Inc.	384,045
		1,198,725
Rental and Leasing Services - 1.4%
17,987	Rent-A-Center, Inc.	330,781
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 3.8%
11,450	Waddell & Reed Financial, Inc. Class A	422,963
8,420	Westwood Holdings Group, Inc.	489,202
		912,165
Transportation Equipment Manufacturing - 3.6%
12,997	Sun Hydraulics Corp.	380,682
8,587	Thor Industries, Inc.	464,385
		845,067
Utilities - 1.9%
8,302	NorthWestern Corp.	449,885
	TOTAL COMMON STOCKS (Cost $19,971,858)	$19,543,288
MASTER LIMITED PARTNERSHIPS - 17.0%
Management of Companies and Enterprises - 1.9%
27,602	Compass Diversified Holdings	$454,053
Oil and Gas Extraction - 1.3%
11,073	Rose Rock Midstream LP	299,968
Petroleum and Coal Products Manufacturing - 8.3%
11,284	MPLX LP	437,706
20,866	Northern Tier Energy LP	560,043
9,388	Tesoro Logistics LP	526,385
14,195	Transmontaigne Partners LP	449,982
		1,974,116
Pipeline Transportation - 3.3%
9,955	Tallgrass Energy Partners LP	431,251
6,926	TC Pipelines LP	357,797
		789,048
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 2.2%
19,660	AllianceBernstein Holding LP	506,048
	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $4,355,551)	$4,023,233
	TOTAL INVESTMENTS - 99.5% (Cost $24,327,409)	$23,566,521
	Other Assets in Excess of Liabilities - 0.5%	117,763
	TOTAL NET ASSETS - 100.0%	$23,684,284

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
57

Direxion Zacks MLP High Income Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
MASTER LIMITED PARTNERSHIPS - 98.7%
Merchant Wholesalers, Nondurable Goods - 15.2%
119,357	CrossAmerica Partners LP	$3,020,926
108,617	Martin Midstream Partners LP	3,144,462
120,349	NGL Energy Partners LP	2,228,863
83,918	Sunoco LP	2,894,332
		11,288,583
Mining (except Oil and Gas) - 3.5%
88,041	Alliance Holdings GP LP	2,576,080
Nonstore Retailers - 8.9%
159,692	Ferrellgas Partners LP	3,257,717
102,185	Global Partners LP	3,347,580
		6,605,297
Oil and Gas Extraction - 14.1%
169,355	Enlink Midstream Partners LP	2,921,374
117,588	Enterprise Products Partners LP	3,248,956
338,889	EV Energy Partners LP	1,904,556
310,173	Vanguard Natural Resources LLC	2,447,265
		10,522,151
Petroleum and Coal Products Manufacturing - 14.1%
151,693	Alon USA Partners LP	3,733,165
121,804	Calumet Specialty Products Partners LP	3,249,731
161,012	CVR Refining LP	3,535,823
		10,518,719
Pipeline Transportation - 26.2%
44,441	Buckeye Partners LP	3,014,433
65,061	Energy Transfer Partners LP	2,873,094
98,881	NuStar GP Holdings LLC	2,888,314
79,787	Plains All American Pipeline LP	2,530,844
68,631	Spectra Energy Partners LP	2,960,741
89,021	Sunoco Logistics Partners LP	2,585,170
88,977	Targa Resources Partners LP	2,669,310
		19,521,906
Support Activities for Mining - 4.3%
161,552	Exterran Partners LP	3,226,194
Utilities - 4.5%
79,588	Brookfield Infrastructure Partners LP	3,347,471
Water Transportation - 7.9%
162,424	Golar LNG Partners LP	2,887,899
121,097	Teekay LNG Partners LP	3,008,049
		5,895,948
	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $89,390,506)	$73,502,349
Shares		Fair Value
SHORT TERM INVESTMENTS - 0.1%
MONEY MARKET FUNDS - 0.1%
75,483	Short Term Investments Trust Treasury Portfolio, 0.02% (a)	$75,483
	TOTAL SHORT TERM INVESTMENTS (Cost $75,483)	$75,483
	TOTAL INVESTMENTS (Cost $89,465,989) - 98.8%	$73,577,832
	Other Assets in Excess of Liabilities - 1.2%	918,065
	TOTAL NET ASSETS - 100.0%	$74,495,897

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2015.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
58

Direxion Daily CSI 300 China A Share Bear 1X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
SHORT TERM INVESTMENTS - 6.1%
MONEY MARKET FUNDS - 6.1%
9,007,588	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$9,007,588
	TOTAL SHORT TERM INVESTMENTS (Cost $9,007,588) (b)	$9,007,588
	TOTAL INVESTMENTS (Cost $9,007,588) - 6.1%	$9,007,588
	Other Assets in Excess of Liabilities - 93.9% (c)(d)	138,401,204
	TOTAL NET ASSETS - 100.0%	$147,408,792

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $9,007,588.

(c)  Includes $17,259,000 cash segregated as collateral for swap contracts.

(d)  Includes $10,104,312 cash segregated as collateral for futures contracts.

Short Futures Contracts

October 31, 2015

Contracts		Unrealized Appreciation/ (Depreciation)
5,145	FTSE China A50 Index Futures Expiring November 2015 (Underlying Face Amount at Market Value $51,420,931)	$53,716

Short Equity Swap Contracts

October 31, 2015

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)		Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse Deutsche X-trackers Harvest International	CSI 300 China A-Shares ETF	802,361	$28,916,300	(9.805%)		5/16/2016	$376,678
Deutsche Bank AG Deutsche X-trackers Harvest London	CSI 300 China A-Shares ETF	250,000	8,184,272	(24.805%)		8/9/2016	(1,088,945)
Morgan Stanley Deutsche X-trackers Harvest Capital Services	CSI 300 China A-Shares ETF	1,650,000	61,841,629	(24.805	%)-(27.805%)	8/31/2016	(1,804,291)
			$98,942,201				$(2,516,558)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
59

Direxion Daily Total Bond Market Bear 1X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
SHORT TERM INVESTMENTS - 20.5%
MONEY MARKET FUNDS - 20.5%
220,000	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$220,000
450,500	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	450,500
	TOTAL SHORT TERM INVESTMENTS (Cost $670,500) (b)	$670,500
	TOTAL INVESTMENTS (Cost $670,500) - 20.5%	$670,500
	Other Assets in Excess of Liabilities - 79.5% (c)	2,605,540
	TOTAL NET ASSETS - 100.0%	$3,276,040

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated segregated amounted to $670,500.

(c)  Includes $280,000 cash segregated as collateral for swap contracts.

Short Equity Swap Contracts

October 31, 2015

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services	iShares® Core U.S. Aggregate Bond ETF	10,502	$1,158,653	(0.155%)	4/5/2016	$(7,503)
BNP Paribas	iShares® Core U.S. Aggregate Bond ETF	228	24,783	(0.105%)	4/20/2016	(214)
BNP Paribas	iShares® Core U.S. Aggregate Bond ETF	450	49,725	(0.105%)	5/18/2016	430
BNP Paribas	iShares® Core U.S. Aggregate Bond ETF	91	10,077	(0.105%)	7/20/2016	108
BNP Paribas	iShares® Core U.S. Aggregate Bond ETF	1,293	144,076	(0.105%)	8/17/2016	2,443
BNP Paribas	iShares® Core U.S. Aggregate Bond ETF	1,148	126,591	(0.105%)	9/21/2016	848
Bank of America Merrill Lynch	iShares® Core U.S. Aggregate Bond ETF	11,335	1,234,859	(0.453%)	9/27/2016	(11,377)
BNP Paribas	iShares® Core U.S. Aggregate Bond ETF	187	20,370	(0.105%)	2/15/2017	(102)
BNP Paribas	iShares® Core U.S. Aggregate Bond ETF	382	41,641	(0.105%)	3/15/2017	(177)
BNP Paribas	iShares® Core U.S. Aggregate Bond ETF	3,525	382,839	(0.105%)	4/19/2017	(3,015)
BNP Paribas	iShares® Core U.S. Aggregate Bond ETF	791	86,623	(0.105%)	5/17/2017	47
			$3,280,237			$(18,512)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
60

Direxion Daily Total Market Bear 1X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
SHORT TERM INVESTMENTS - 22.3%
MONEY MARKET FUNDS - 22.3%
120,000	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$120,000
300,412	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	300,412
	TOTAL SHORT TERM INVESTMENTS (Cost $420,412) (b)	$420,412
	TOTAL INVESTMENTS (Cost $420,412) - 22.3%	$420,412
	Other Assets in Excess of Liabilities - 77.7%	1,465,858
	TOTAL NET ASSETS - 100.0%	$1,886,270

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $420,412.

Short Equity Swap Contracts

October 31, 2015

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services	Vanguard Total Stock Market ETF	5,819	$580,633	0.195%	3/18/2016	$(40,763)
Credit Suisse International	Vanguard Total Stock Market ETF	11,887	1,263,641	(0.305%)	4/28/2016	(11,796)
			$1,844,274			$(52,559)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
61

Direxion Daily 7-10 Year Treasury Bear 1X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
SHORT TERM INVESTMENTS - 17.1%
MONEY MARKET FUNDS - 17.1%
252,632	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$252,632
	TOTAL SHORT TERM INVESTMENTS (Cost $252,632) (b)	$252,632
	TOTAL INVESTMENTS (Cost $252,632) - 17.1%	$252,632
	Other Assets in Excess of Liabilities - 82.9%	1,227,483
	TOTAL NET ASSETS - 100.0%	$1,480,115

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $252,632.

Short Equity Swap Contracts

October 31, 2015

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Credit Suisse International	iShares 7-10 Year Treasury Bond ETF	6,950	$737,051	(0.555%)	5/6/2016	$(11,554)
Deutsche Bank AG London	iShares 7-10 Year Treasury Bond ETF	6,880	727,973	(1.655%)	3/17/2017	(29,068)
			$1,465,024			$(40,622)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
62

Direxion Daily 20+ Year Treasury Bear 1X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
SHORT TERM INVESTMENTS - 18.9%
MONEY MARKET FUNDS - 18.9%
2,760,975	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$2,760,975
	TOTAL SHORT TERM INVESTMENTS (Cost $2,760,975) (b)	$2,760,975
	TOTAL INVESTMENTS (Cost $2,760,975) - 18.9%	$2,760,975
	Other Assets in Excess of Liabilities - 81.1%	11,832,928
	TOTAL NET ASSETS - 100.0%	$14,593,903

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated segregated amounted to $2,760,975.

Short Equity Swap Contracts

October 31, 2015

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	iShares 20+ Year Treasury Bond ETF	60,520	$7,325,182	(0.555%)	2/27/2017	$(172,238)
Deutsche Bank AG London	iShares 20+ Year Treasury Bond ETF	58,342	6,976,709	(0.505%)	3/17/2017	(200,052)
			$14,301,891			$(372,290)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
63

Direxion Daily FTSE Developed Markets Bull 1.25X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
INVESTMENT COMPANIES - 85.6%
30,219	Vanguard FTSE Developed Markets ETF	$1,149,531
	TOTAL INVESTMENT COMPANIES (Cost $1,101,401)	$1,149,531
SHORT TERM INVESTMENTS -1.9%
MONEY MARKET FUNDS - 1.9%
25,686	Dreyfus Treasury Prime Cash Management Fund, 0.00% (††)(a)	$25,686
	TOTAL SHORT TERM INVESTMENTS (Cost $25,686) (b)	$25,686
	TOTAL INVESTMENTS (Cost $1,127,087) - 87.5%	$1,175,217
	Other Assets in Excess of Liabilities - 12.5%	168,180
	TOTAL NET ASSETS - 100.0%	$1,343,397

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at July 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated segregated amounted to $25,686.

Long Equity Swap Contracts

October 31, 2015

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Vanguard FTSE Developed Markets ETF	13,925	$538,442	(0.345%)	2/8/2016	$(1,887)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
64

Direxion Daily FTSE Emerging Markets Bull 1.25X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
INVESTMENT COMPANIES - 87.0%
27,885	Vanguard FTSE Emerging Markets ETF	$971,513
	TOTAL INVESTMENT COMPANIES (Cost $1,080,515)	$971,513
SHORT TERM INVESTMENTS - 2.2%
MONEY MARKET FUNDS - 2.2%
25,292	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$25,292
	TOTAL SHORT TERM INVESTMENTS (Cost $25,292) (b)	$25,292
	TOTAL INVESTMENTS (Cost $1,105,807) - 89.2%	$996,805
	Other Assets in Excess of Liabilities - 10.8%	120,219
	TOTAL NET ASSETS - 100.0%	$1,117,024

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $25,292.

Long Equity Swap Contracts

October 31, 2015

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Vanguard FTSE Emerging Markets ETF	11,938	$465,455	(0.345%)	2/8/2016	$(43,171)
Deutsche Bank AG London	Vanguard FTSE Emerging Markets ETF	254	9,923	(0.345%)	5/27/2016	(962)
			$475,378			$(44,133)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
65

Direxion Daily S&P 500® Bull 1.25X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
INVESTMENT COMPANIES - 85.3%
5,424	SPDR S&P 500 ETF Trust	$1,127,812
	TOTAL INVESTMENT COMPANIES (Cost $1,114,306)	$1,127,812
SHORT TERM INVESTMENTS - 2.1%
MONEY MARKET FUNDS - 2.1%
28,032	Dreyfus Treasury Prime Cash Management Fund, 0.00% (††)(a)	$28,032
	TOTAL SHORT TERM INVESTMENTS (Cost $28,032) (b)	$28,032
	TOTAL INVESTMENTS (Cost $1,142,338) - 87.4%	$1,155,844
	Other Assets in Excess of Liabilities - 12.6%	167,112
	TOTAL NET ASSETS - 100.0%	$1,322,956

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $28,032.

Long Equity Swap Contracts

October 31, 2015

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	S&P 500® Index	253	$523,195	(0.395%)	2/8/2016	$6,720

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
66

Direxion Daily Small Cap Bull 1.25X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
INVESTMENT COMPANIES - 85.8%
9,363	iShares Russell 2000 ETF	$1,079,929
	TOTAL INVESTMENT COMPANIES (Cost $1,111,107)	$1,079,929
SHORT TERM INVESTMENTS - 1.3%
MONEY MARKET FUNDS - 1.3%
15,814	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$15,814
	TOTAL SHORT TERM INVESTMENTS (Cost $15,814) (b)	$15,814
	TOTAL INVESTMENTS (Cost $1,126,921) - 87.1%	$1,095,743
	Other Assets in Excess of Liabilities - 12.9%	162,803
	TOTAL NET ASSETS - 100.0%	$1,258,546

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $15,814.

Long Equity Swap Contracts

October 31, 2015

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Russell 2000® Index	425	$515,790	0.055%	2/8/2016	$(18,585)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
67

Direxion Daily CSI 300 China A Share Bull 2X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
INVESTMENT COMPANIES - 1.7%
30,040	Deutsche X-Trackers Harvest CSI 300 China A-Shares ETF	$1,067,021
	TOTAL INVESTMENT COMPANIES (Cost $1,063,416)	$1,067,021
SHORT TERM INVESTMENTS - 16.4%
MONEY MARKET FUNDS - 16.4%
10,350,013	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$10,350,013
	TOTAL SHORT TERM INVESTMENTS (Cost $10,350,013) (b)	$10,350,013
	TOTAL INVESTMENTS (Cost $11,413,429) - 18.1%	$11,417,034
	Other Assets in Excess of Liabilities - 81.9% (c)	51,551,255
	TOTAL NET ASSETS - 100.0%	$62,968,289

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $10,350,013.

(c)  Includes $20,420,000 cash segregated as collateral for swap contracts.

Long Equity Swap Contracts

October 31, 2015

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Deutsche X-trackers Harvest Citibank N.A.	CSI 300 China A-Shares ETF	577,650	$18,571,773	17.805%	5/16/2016	$2,378,014
Credit Suisse Deutsche X-trackers Harvest International	CSI 300 China A-Shares ETF	285,221	10,297,235	8.805%	5/16/2016	(151,899)
Deutsche X-trackers Harvest UBS Securities LLC	CSI 300 China A-Shares ETF	953,336	31,371,052	1.805%	5/16/2016	2,696,652
Bank of America Deutsche X-trackers Harvest Merrill Lynch	CSI 300 China A-Shares ETF	993,947	40,274,475	4.803%	7/26/2016	(4,314,604)
Deutsche X-trackers Harvest BNP Paribas	CSI 300 China A-Shares ETF	416,733	16,815,995	14.805%	9/21/2016	(1,232,406)
Deutsche X-trackers Harvest BNP Paribas	CSI 300 China A-Shares ETF	100,000	3,294,659	14.805%	10/19/2016	351,528
Deutsche X-trackers Harvest BNP Paribas	CSI 300 China A-Shares ETF	122,279	4,262,275	14.805%	11/16/2016	117,731
Deutsche X-trackers Harvest BNP Paribas	CSI 300 China A-Shares ETF	66,309	2,404,845	14.805%	12/21/2016	(38,208)
			$127,292,309			$(193,192)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
68

Direxion Daily Cyber Security Bull 2X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
SHORT TERM INVESTMENTS - 45.2%
MONEY MARKET FUNDS - 45.2%
1,740,000	Dreyfus Treasury Prime Cash Management Fund, 0.00% (††)(a)	$1,740,000
	TOTAL SHORT TERM INVESTMENTS (Cost $1,740,000) (b)	$1,740,000
	TOTAL INVESTMENTS (Cost $1,740,000) - 45.2%	$1,740,000
	Other Assets in Excess of Liabilities - 54.8%	2,109,775
	TOTAL NET ASSETS - 100.0%	$3,849,775

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,740,000.

Long Equity Swap Contracts

October 31, 2015

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	PureFunds ISE Cyber Security ETF	287,298	$7,772,814	(0.395%)	10/17/2016	$(76,820)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
69

Direxion Daily Cyber Security Bear 2X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
SHORT TERM INVESTMENTS - 43.7%
MONEY MARKET FUNDS - 43.7%
1,750,093	Dreyfus Treasury Prime Cash Management Fund, 0.00% (††)(a)	$1,750,093
	TOTAL SHORT TERM INVESTMENTS (Cost $1,750,093) (b)	$1,750,093
	TOTAL INVESTMENTS (Cost $1,750,093) - 43.7%	$1,750,093
	Other Assets in Excess of Liabilities - 56.3%	2,254,955
	TOTAL NET ASSETS - 100.0%	$4,005,048

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,750,093.

Short Equity Swap Contracts

October 31, 2015

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	ISE Cyber Security Index	298,887	$8,099,596	(0.455%)	10/17/2016	$85,166

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
70

Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
SHORT TERM INVESTMENTS - 25.4%
MONEY MARKET FUNDS - 25.4%
471,824	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$471,824
	TOTAL SHORT TERM INVESTMENTS (Cost $471,824) (b)	$471,824
	TOTAL INVESTMENTS (Cost $471,824) - 25.4%	$471,824
	Other Assets in Excess of Liabilities - 74.6% (c)	1,382,413
	TOTAL NET ASSETS - 100.0%	$1,854,237

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $471,824.

(c)  Includes $2,535 cash segregated as collateral for swap contracts.

Long Equity Swap Contracts

October 31, 2015

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Deutsche X-trackers MSCI Europe UBS Securities LLC	Hedged Equity ETF	128,024	$3,145,494	(0.595%)	10/24/2016	$265,758
Morgan Stanley Deutsche X-trackers MSCI Europe Capital Services	Hedged Equity ETF	11,079	294,593	(0.945%)	11/1/2016	694
			$3,440,087			$266,452

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
71

Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
SHORT TERM INVESTMENTS - 21.2%
MONEY MARKET FUNDS - 21.2%
357,750	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$357,750
	TOTAL SHORT TERM INVESTMENTS (Cost $357,750) (b)	$357,750
	TOTAL INVESTMENTS - 21.2% (Cost $357,750)	$357,750
	Other Assets in Excess of Liabilities - 78.8% (c)	1,327,515
	TOTAL NET ASSETS - 100.0%	$1,685,265

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts.

  Total value of securities segregated amounted to $357,750.

(c)  Includes $343,533 cash segregated as collateral for swap contracts.

Long Equity Swap Contracts

October 31, 2015

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Deutsche X-trackers MSCI UBS Securities LLC	Japan Hedged Equity ETF	44,222	$1,625,916	(0.595%)	10/20/2016	$122,001
Morgan Stanley Deutsche X-trackers MSCI Capital Services	Japan Hedged Equity ETF	36,215	1,316,497	(0.945%)	10/31/2016	114,710
Bank of America Deutsche X-trackers MSCI Merrill Lynch	Japan Hedged Equity ETF	4,785	190,982	(0.597%)	11/28/2016	(1,771)
			$3,133,395			$234,940

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
72

Direxion Daily Pharmaceutical & Medical Bull 2X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
SHORT TERM INVESTMENTS - 50.7%
MONEY MARKET FUNDS - 50.7%
1,690,000	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$1,690,000
	TOTAL SHORT TERM INVESTMENTS (Cost $1,690,000) (b)	$1,690,000
	TOTAL INVESTMENTS (Cost $1,690,000) - 50.7%	$1,690,000
	Other Assets in Excess of Liabilities - 49.3%	1,643,362
	TOTAL NET ASSETS - 100.0%	$3,333,362

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,690,000.

Long Equity Swap Contracts

October 31, 2015

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse Dynamic Pharmaceutical International	IntellidexSM Index	921	$6,365,747	(0.645%)	10/17/2016	$(500,574)
Dynamic Pharmaceutical Morgan Stanley	IntellidexSM Index	125	785,137	(0.595%)	10/25/2016	11,079
			$7,150,884			$(489,495)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
73

Direxion Daily Pharmaceutical & Medical Bear 2X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
SHORT TERM INVESTMENTS - 46.5%
MONEY MARKET FUNDS - 46.5%
1,700,949	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$1,700,949
370,004	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	370,004
	TOTAL SHORT TERM INVESTMENTS (Cost $2,070,953) (b)	$2,070,953
	TOTAL INVESTMENTS (Cost $2,070,953) - 46.5%	$2,070,953
	Other Assets in Excess of Liabilities - 53.5%	2,385,629
	TOTAL NET ASSETS - 100.0%	$4,456,582

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated segregated amounted to $2,070,953.

Short Equity Swap Contracts

October 31, 2015

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Dynamic Pharmaceutical Citibank N.A.	IntellidexSM Index	113	$654,747	(0.305%)	9/29/2016	$(65,701)
Credit Suisse Dynamic Pharmaceutical International	IntellidexSM Index	1,135	7,843,374	(0.255%)	10/17/2016	606,389
Morgan Stanley Dynamic Pharmaceutical Capital Services	IntellidexSM Index	151	931,742	(0.005%)	10/24/2016	(30,213)
			$9,429,863			$510,475

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
74

Direxion Daily S&P 500® Bull 2X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
SHORT TERM INVESTMENTS - 39.5%
MONEY MARKET FUNDS - 39.5%
4,506,257	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$4,506,257
118	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	118
	TOTAL SHORT TERM INVESTMENTS (Cost $4,506,375) (b)	$4,506,375
	TOTAL INVESTMENTS (Cost $4,506,375) - 39.5%	$4,506,375
	Other Assets in Excess of Liabilities - 60.5%	6,887,885
	TOTAL NET ASSETS - 100.0%	$11,394,260

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $4,506,375.

Long Equity Swap Contracts

October 31, 2015

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	S&P 500® Index	1,234	$2,492,103	(0.395%)	9/15/2016	$74,914
BNP Paribas	S&P 500® Index	9,725	18,309,234	(0.445%)	4/19/2017	1,931,770
			$20,801,337			$2,006,684

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
75

Direxion Daily Small Cap Bull 2X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
SHORT TERM INVESTMENTS - 101.1%
MONEY MARKET FUNDS - 101.1%
2,056,027	Dreyfus Treasury Prime Cash Management Fund, 0.00% (††)(a)	$2,056,027
	TOTAL SHORT TERM INVESTMENTS (Cost $2,056,027) (b)	$2,056,027
	TOTAL INVESTMENTS (Cost $2,056,027) - 101.1%	$2,056,027
	Liabilities in Excess of Other Assets - (1.1)%	(22,780)
	TOTAL NET ASSETS - 100.0%	$2,033,247

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,056,027.

Long Equity Swap Contracts

October 31, 2015

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
UBS Securities LLC	Russell 2000® Index	3,501	$4,010,265	(0.291%)	11/25/2016	$57,886

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
76

Statements of Assets and Liabilities

October 31, 2015

	Direxion All Cap Insider Sentiment Shares	Direxion iBillionaire Index ETF	Direxion NASDAQ-100® Equal Weighted Index Shares	Direxion S&P 500® Volatility Response Shares
Assets:
Investments, at fair value (Note 2)	$134,677,485	$26,868,253	$84,591,225	$10,761,625
Cash and cash equivalents	79,977	—	178,822	12,647,700
Due from investment adviser, net	—	33,912	—	—
Dividend and interest receivable	133,386	15,849	19,820	1,882
Prepaid expenses and other assets	10,318	3,169	9,990	4,407
Total Assets	134,901,166	26,921,183	84,799,857	23,415,614
Liabilities:
Payable for investments purchased	—	—	—	1,199,808
Due to investment adviser, net	41,407	—	7,907	4,319
Accrued expenses and other liabilities	62,342	41,180	47,534	41,203
Total Liabilities	103,749	41,180	55,441	1,245,330
Net Assets	$134,797,417	$26,880,003	$84,744,416	$22,170,284
Net Assets Consist of:
Capital stock	$132,244,667	$28,446,186	$86,087,313	$22,917,775
Undistributed net investment income	61,896	46,300	—	24,100
Undistributed (Accumulated) net realized gain (loss)	(1,671,949)	64,559	(839,135)	(1,404,870)
Net unrealized appreciation (depreciation) on: Investment securities	4,162,803	(1,677,042)	(503,762)	633,279
Net Assets	$134,797,417	$26,880,003	$84,744,416	$22,170,284
Calculation of Net Asset Value Per Share:
Net assets	$134,797,417	$26,880,003	$84,744,416	$22,170,284
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,900,109	1,100,000	1,300,001	400,001
Net assets value, redemption price and offering price per share	$70.94	$24.44	$65.19	$55.43
Cost of Investments	$130,514,682	$28,545,295	$85,094,987	$10,128,346

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
77

Statements of Assets and Liabilities

October 31, 2015

	Direxion Value Line® Conservative Equity ETF	Direxion Value Line® Mid- and Large-Cap High Dividend ETF	Direxion Value Line® Small- and Mid-Cap High Dividend ETF
Assets:
Investments, at fair value (Note 2)	$5,137,730	$10,919,729	$23,566,521
Cash and cash equivalents	31,489	45,460	133,024
Receivable for investments sold	—	12,455	49,683
Due from investment adviser, net	4,329	1,759	—
Dividend and interest receivable	6,764	9,215	29,283
Foreign tax reclaims	858	—	—
Prepaid expenses and other assets	2,212	2,203	2,774
Total Assets	5,183,382	10,990,821	23,781,285
Liabilities:
Distribution payable	10,766	27,315	79,630
Due to investment adviser, net	—	—	2,408
Accrued expenses and other liabilities	14,062	12,217	14,963
Total Liabilities	24,828	39,532	97,001
Net Assets	$5,158,554	$10,951,289	$23,684,284
Net Assets Consist of:
Capital stock	$5,018,742	$11,045,648	$25,028,913
Accumulated net investment loss	—	—	—
Undistributed (Accumulated) net realized gain (loss)	(2,604)	(2,395)	(583,741)
Net unrealized appreciation (depreciation) on: Investment securities	142,416	(91,964)	(760,888)
Net Assets	$5,158,554	$10,951,289	$23,684,284
Calculation of of Net Asset Value Per Share:
Net assets	$5,158,554	$10,951,289	$23,684,284
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	200,000	450,000	1,000,000
Net assets value, redemption price and offering price per share	$25.79	$24.34	$23.68
Cost of Investments	$4,995,314	$11,011,693	$24,327,409

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
78

Statements of Assets and Liabilities

October 31, 2015

	Direxion Zacks MLP High Income Shares	Direxion Daily CSI 300 China A Share Bear 1X Shares	Direxion Daily Total Bond Market Bear 1X Shares
Assets:
Investments, at fair value (Note 2)	$73,577,832	$9,007,588	$670,500
Cash and cash equivalents	—	130,296,722	2,364,867
Cash collateral for swaps	—	17,259,000	280,000
Due from broker for futures	—	335,986	—
Cash collateral for future contracts	—	10,104,312	—
Dividend and interest receivable	1	7,246	112
Due from brokers for swaps	—	13,485	—
Unrealized appreciation on swaps	—	376,678	3,876
Return of capital receivable	562,562	—	—
Prepaid expenses and other assets	4,792	12,330	2,846
Deferred tax asset	425,340	—	—
Total Assets	74,570,527	167,413,347	3,322,201
Liabilities:
Payable for Fund shares redeemed	—	15,952,270	—
Unrealized depreciation on swaps	—	2,893,236	22,388
Due to investment adviser, net	12,456	108,362	1,095
Due to brokers for swaps	—	658,830	133
Variation margin payable	—	262,770	—
Accrued expenses and other liabilities	62,174	129,087	22,545
Total Liabilities	74,630	20,004,555	46,161
Net Assets	$74,495,897	$147,408,792	$3,276,040
Net Assets Consist of:
Capital stock	$108,578,569	$150,173,223	$5,753,796
Accumulated net investment loss, net of income taxes	(108,291)	—	(16,995)
Accumulated net realized loss, net of income taxes	(21,415,148)	(301,589)	(2,442,249)
Net unrealized appreciation (depreciation), net of income taxes on: Investment securities	(12,559,233)	—	—
Futures	—	53,716	—
Swaps	—	(2,516,558)	(18,512)
Net Assets	$74,495,897	$147,408,792	$3,276,040
Calculation of Net Asset Value Per Share:
Net assets	$74,495,897	$147,408,792	$3,276,040
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	3,200,000	3,250,000	100,001
Net assets value, redemption price and offering price per share	$23.28	$45.36	$32.76
Cost of Investments	$89,465,989	$9,007,588	$670,500
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
79

Statements of Assets and Liabilities

October 31, 2015

	Direxion Daily Total Market Bear 1X Shares	Direxion Daily 7-10 Year Treasury Bear 1X Shares	Direxion Daily 20+ Year Treasury Bear 1X Shares
Assets:
Investments, at fair value (Note 2)	$420,412	$252,632	$2,760,975
Cash and cash equivalents	1,518,722	1,265,492	12,251,641
Due from investment adviser, net	1,192	—	—
Dividend and interest receivable	72	54	520
Due from brokers for swaps	—	20,519	12,925
Prepaid expenses and other assets	10,837	2,186	3,270
Total Assets	1,951,235	1,540,883	15,029,331
Liabilities:
Unrealized depreciation on swaps	52,559	40,622	372,290
Due to investment adviser, net	—	1,150	6,973
Due to brokers for swaps	—	75	34,845
Accrued expenses and other liabilities	12,406	18,921	21,320
Total Liabilities	64,965	60,768	435,428
Net Assets	$1,886,270	$1,480,115	$14,593,903
Net Assets Consist of:
Capital stock	$3,869,917	$2,317,411	$17,820,008
Accumulated net investment loss	(7,913)	(7,708)	(66,993)
Accumulated net realized loss	(1,923,175)	(788,966)	(2,786,822)
Net unrealized depreciation on: Swaps	(52,559)	(40,622)	(372,290)
Net Assets	$1,886,270	$1,480,115	$14,593,903
Calculation of Net Asset Value Per Share:
Net assets	$1,886,270	$1,480,115	$14,593,903
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	100,001	50,001	650,001
Net assets value, redemption price and offering price per share	$18.86	$29.60	$22.45
Cost of Investments	$420,412	$252,632	$2,760,975

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
80

Statements of Assets and Liabilities

October 31, 2015

	Direxion Daily FTSE Developed Markets Bull 1.25X Shares	Direxion Daily FTSE Emerging Markets Bull 1.25X Shares	Direxion Daily S&P 500® Bull 1.25X Shares	Direxion Daily Small Cap Bull 1.25X Shares
Assets:
Investments, at fair value (Note 2)	$1,175,217	$996,805	$1,155,844	$1,095,743
Cash and cash equivalents	183,303	177,627	174,471	195,277
Due from investment adviser, net	—	—	—	1,576
Dividend and interest receivable	8	8	8	105
Due from brokers for swaps	23	12	84	13
Unrealized appreciation on swaps	—	—	6,720	0
Prepaid expenses and other assets	2,208	2,201	2,206	2,207
Total Assets	1,360,759	1,176,653	1,339,333	1,294,921
Liabilities:
Unrealized depreciation on swaps	1,887	44,133	—	18,585
Due to investment adviser, net	6,141	6,111	6,890	—
Due to brokers for swaps	—	82	—	33
Accrued expenses and other liabilities	9,334	9,303	9,487	17,757
Total Liabilities	17,362	59,629	16,377	36,375
Net Assets	$1,343,397	$1,117,024	$1,322,956	$1,258,546
Net Assets Consist of:
Capital stock	$1,281,159	$1,271,026	$1,308,653	$1,314,429
Undistributed net investment income	17,053	20,698	—	—
Undistributed net realized gain	(1,058)	(21,565)	(5,923)	(6,120)
Net unrealized appreciation (depreciation) on: Investment securities	48,130	(109,002)	13,506	(31,178)
Swaps	(1,887)	(44,133)	6,720	(18,585)
Net Assets	$1,343,397	$1,117,024	$1,322,956	$1,258,546
Calculation of Net Asset Value Per Share:
Net assets	$1,343,397	$1,117,024	$1,322,956	$1,258,546
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	50,000	50,000	50,000	50,000
Net assets value, redemption price and offering price per share	$26.87	$22.34	$26.46	$25.17
Cost of Investments	$1,127,087	$1,105,807	$1,142,338	$1,126,921

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
81

Statements of Assets and Liabilities

October 31, 2015

	Direxion Daily CSI 300 China A Share Bull 2X Shares	Direxion Daily Cyber Security Bull 2X Shares	Direxion Daily Cyber Security Bear 2X Shares
Assets:
Investments, at fair value (Note 2)	$11,417,034	$1,740,000	$1,750,093
Cash and cash equivalents	36,248,983	2,186,886	2,430,893
Cash collateral for swaps	20,420,000	—	—
Receivable for Fund shares sold	13,986	—	—
Due from investment adviser, net	—	12,321	12,041
Dividend and interest receivable	1,467	88	105
Due from brokers for swaps	—	—	9,749
Unrealized appreciation on swaps	5,543,925	—	85,166
Prepaid expenses and other assets	4,183	499	507
Total Assets	73,649,578	3,939,794	4,288,554
Liabilities:
Unrealized depreciation on swaps	5,737,117	76,820	—
Due to investment adviser, net	37,200	—	—
Due to brokers for swaps	4,870,000	—	270,163
Accrued expenses and other liabilities	36,972	13,199	13,343
Total Liabilities	10,681,289	90,019	283,506
Net Assets	$62,968,289	$3,849,775	$4,005,048
Net Assets Consist of:
Capital stock	$107,730,535	$3,996,439	$3,996,439
Accumulated net investment loss	—	(111)	(574)
Accumulated net realized loss	(44,572,659)	(69,733)	(75,983)
Net unrealized appreciation (depreciation) on: Investment securities	3,605	—	—
Swaps	(193,192)	(76,820)	85,166
Net Assets	$62,968,289	$3,849,775	$4,005,048
Calculation of Net Asset Value Per Share:
Net assets	$62,968,289	$3,849,775	$4,005,048
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	2,900,000	100,000	100,000
Net assets value, redemption price and offering price per share	$21.71	$38.50	$40.05
Cost of Investments	$11,413,429	$1,740,000	$1,750,093

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
82

Statements of Assets and Liabilities

October 31, 2015

	Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares	Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares	Direxion Daily Pharmaceutical & Medical Bull 2X Shares	Direxion Daily Pharmaceutical & Medical Bear 2X Shares
Assets:
Investments, at fair value (Note 2)	$471,824	$357,750	$1,690,000	$2,070,953
Cash and cash equivalents	1,366,324	750,585	2,130,140	2,547,104
Cash collateral for swaps	2,535	343,533	—	—
Due from investment adviser, net	1,560	1,311	13,530	12,531
Dividend and interest receivable	49	31	930	130
Due from brokers for swaps	319	269	2,744	—
Unrealized appreciation on swaps	266,452	236,711	11,079	606,389
Prepaid expenses and other assets	5,840	5,834	494	513
Total Assets	2,114,903	1,696,024	3,848,917	5,237,620
Liabilities:
Unrealized depreciation on swaps	—	1,771	500,574	95,914
Due to brokers for swaps	250,010	3	16	670,000
Accrued expenses and other liabilities	10,656	8,985	14,965	15,124
Total Liabilities	260,666	10,759	515,555	781,038
Net Assets	$1,854,237	$1,685,265	$3,333,362	$4,456,582
Net Assets Consist of:
Capital stock	$1,855,031	$1,919,421	$3,996,778	$3,999,599
Undistributed (Accumulated) net investment income (loss)	46,907	35,741	(46)	—
Accumulated net realized loss	(314,153)	(504,837)	(173,875)	(53,492)
Net unrealized appreciation (depreciation) on:
Swaps	266,452	234,940	(489,495)	510,475
Net Assets	$1,854,237	$1,685,265	$3,333,362	$4,456,582
Calculation of Net Asset Value Per Share:
Net assets	$1,854,237	$1,685,265	$3,333,362	$4,456,582
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	50,000	50,000	100,000	100,000
Net assets value, redemption price and offering price per share	$37.08	$33.71	$33.33	$44.57
Cost of Investments	$471,824	$357,750	$1,690,000	$2,070,953

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
83

Statements of Assets and Liabilities

October 31, 2015

	Direxion Daily S&P 500® Bull 2X Shares	Direxion Daily Small Cap Bull 2X Shares
Assets:
Investments, at fair value (Note 2)	$4,506,375	$2,056,027
Cash and cash equivalents	6,925,480	10,435,566
Receivable for Fund shares sold	—	915
Dividend and interest receivable	265	49
Due from brokers for swaps	4,807	366,261
Unrealized appreciation on swaps	2,006,684	57,886
Prepaid expenses and other assets	2,566	3,617
Total Assets	13,446,177	12,920,321
Liabilities:
Payable for Fund shares redeemed	—	10,859,078
Due to investment adviser, net	5,494	351
Due to brokers for swaps	2,030,000	7,228
Accrued expenses and other liabilities	16,423	20,417
Total Liabilities	2,051,917	10,887,074
Net Assets	$11,394,260	$2,033,247
Net Assets Consist of:
Capital stock	$9,425,569	$1,912,196
Accumulated net investment loss	—	—
Undistributed net realized gain	(37,993)	63,165
Net unrealized appreciation on: Swaps	2,006,684	57,886
Net Assets	$11,394,260	$2,033,247
Calculation of Net Asset Value Per Share:
Net assets	$11,394,260	$2,033,247
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	333,236	66,644
Net assets value, redemption price and offering price per share	$34.19	$30.51
Cost of Investments	$4,506,375	$2,056,027

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
84

Statements of Operations

For the Year Ended October 31, 2015

	Direxion All Cap Insider Sentiment Shares	Direxion iBillionaire Index ETF	Direxion NASDAQ-100® Equal Weighted Index Shares	Direxion S&P 500® Volatility Response Shares
Investment Income:
Dividend income	$1,314,011	$377,732	$895,742	$498,175
Interest income	60	17	72	1,701
Total investment income	1,314,071	377,749	895,814	499,876
Expenses:
Investment advisory fees (Note 6)	364,575	152,591	212,825	132,210
Licensing fees	129,627	64,817	39,521	23,504
Reports to shareholders	27,324	11,620	27,613	26,654
Professional fees	20,820	18,906	15,219	10,693
Custody fees	19,758	4,334	12,447	94,800
Administration fees	17,877	8,347	18,494	7,687
Accounting fees	13,278	10,577	14,250	6,201
Exchange listing fees	12,499	5,001	7,443	7,366
Pricing fees	8,748	8,001	8,430	8,650
Transfer agent fees	8,675	9,517	5,511	1,663
Management service fees (Note 6)	2,184	447	1,436	372
Trustees' fees and expenses	2,074	1,067	1,946	889
Insurance fees	970	1,254	1,024	980
Compliance fees	786	356	714	308
Offering fees	—	46,844	206	—
Excise tax	—	—	61	—
Other	2	1,757	1,800	2,573
Total Expenses	629,197	345,436	368,940	324,550
Less: Reimbursement of expenses from Adviser (Note 6)	(102,586)	(125,027)	(120,583)	(162,960)
Less: Investment advisory fees waived (Note 6)	—	—	—	(29,380)
Net Expenses	526,611	220,409	248,357	132,210
Net investment income	787,460	157,340	647,457	367,666
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	(1,676,034)	213,434	920,682	(805,751)
In-kind redemptions	—	475,924	3,370,991	1,226,617
Net realized gain (loss) on investment securities and in-kind redemptions	(1,676,034)	689,358	4,291,673	420,866
Change in net unrealized appreciation (depreciation) on: Investment securities	4,358,426	(1,682,465)	(2,058,897)	(2,324,638)
Change in net unrealized appreciation (depreciation) on investment securities	4,358,426	(1,682,465)	(2,058,897)	(2,324,638)
Net realized and unrealized gain (loss) on investment securities and in-kind redemptions	2,682,392	(993,107)	2,232,776	(1,903,772)
Net increase (decrease) in net assets resulting from operations	$3,469,852	$(835,767)	$2,880,233	$(1,536,106)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
85

Statements of Operations

For the Year Ended October 31, 2015

	Direxion Value Line® Conservative Equity ETF[1]	Direxion Value Line® Mid- and Large-Cap High Dividend ETF[1]	Direxion Value Line® Small- and Mid-Cap High Dividend ETF[1]
Investment Income:
Dividend income	$94,487	$126,411	$364,251
Interest income	27	14	44
Total investment income	94,514	126,425	364,295
Expenses:
Investment advisory fees (Note 6)	19,876	19,814	52,786
Licensing fees	16,725	16,725	16,725
Offering fees	12,424	12,424	12,424
Professional fees	11,566	11,566	11,566
Custody fees	9,641	3,093	4,674
Pricing fees	5,151	5,151	5,151
Exchange listing fees	3,329	3,329	3,329
Reports to shareholders	1,750	1,750	2,262
Administration fees	1,139	1,135	3,013
Accounting fees	1,042	1,042	2,278
Transfer agent fees	641	641	1,553
Trustees' fees and expenses	126	123	307
Management service fees (Note 6)	86	101	392
Compliance fees	79	78	190
Insurance fees	8	8	36
Interest expense	3	—	—
Other	1,056	1,056	1,065
Total Expenses	84,642	78,036	117,751
Less: Reimbursement of expenses from Adviser (Note 6)	(60,077)	(53,574)	(54,421)
Less: Investment advisory fees waived (Note 6)	(3,170)	(3,193)	(14,076)
Net Expenses	21,395	21,269	49,254
Net investment income	73,119	105,156	315,041
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	28,184	78,593	(586,519)
In-kind redemptions	137,429	87,533	(58,917)
Net realized gain (loss) on investment securities and in-kind redemptions	165,613	166,126	(645,436)
Change in net unrealized appreciation (depreciation) on: Investment securities	142,416	(91,964)	(760,888)
Change in net unrealized appreciation (depreciation) on investment securities	142,416	(91,964)	(760,888)
Net realized and unrealized gain (loss) on investment securities and in-kind redemptions	308,029	74,162	(1,406,324)
Net increase (decrease) in net assets resulting from operations	$381,148	$179,318	$(1,091,283)

1  Represents the period from March 11, 2015 (commencement of operations) to October 31, 2015.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
86

Statements of Operations

For the Year Ended October 31, 2015

	Direxion Zacks MLP High Income Shares	Direxion Daily CSI 300 China A Share Bear 1X Shares[1]	Direxion Daily Total Bond Market Bear 1X Shares
Investment Income:
Dividend income	$550,810	$—	$—
Interest income	135	32,950	906
Total investment income	550,945	32,950	906
Expenses:
Investment advisory fees (Note 6)	456,280	504,688	14,906
Licensing fees	76,047	41,745	27,219
Professional fees	38,492	32,107	5,120
Reports to shareholders	30,460	5,345	11,406
Administration fees	18,575	21,604	867
Transfer agent fees	16,313	9,725	—
Accounting fees	16,003	12,583	698
Pricing fees	8,001	2,981	9,107
Custody fees	6,806	9,720	1,286
Exchange listing fees	5,001	1,877	5,103
Trustees' fees and expenses	2,176	2,104	140
Insurance fees	1,511	443	117
Management service fees (Note 6)	1,272	3,479	55
Compliance fees	781	2,355	34
Interest expense	—	2,543	—
Offering fees	—	19,075	—
Other	1,925	23,356	1,525
Total Expenses	679,643	695,730	77,583
Recoupment of expenses to Adviser (Note 6)	—	8,782	—
Less: Reimbursement of expenses from Adviser (Note 6)	(185,339)	(29,053)	(56,052)
Net Expenses	494,304	675,459	21,531
Net investment income (loss), before income taxes	56,641	(642,509)	(20,625)
Deferred tax expense[2]	(110,912)	—	—
Net investment loss	(54,271)	(642,509)	(20,625)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	(18,892,292)	—	—
In-kind redemptions	(406,405)	—	—
Swaps	—	17,183,454	(155,990)
Futures	—	(298,645)	—
Deferred tax expense[2]	(2,821,309)	—	—
Net realized gain (loss) on investment securities, in-kind redemptions, swaps and futures	(22,120,006)	16,884,809	(155,990)
Change in net unrealized appreciation (depreciation) on: Investment securities	(15,367,403)	—	—
Swaps	—	(2,516,558)	79,734
Futures	—	53,716	—
Deferred tax benefit[2]	3,131,715	—	—
Change in net unrealized appreciation (depreciation) on investment securities, swaps and futures	(12,235,688)	(2,462,842)	79,734
Net realized and unrealized gain (loss) on investment securities, in-kind redemptions, swaps and futures	(34,355,694)	14,421,967	(76,256)
Net increase (decrease) in net assets resulting from operations	$(34,409,965)	$13,779,458	$(96,881)

1  Represents the period from June 17, 2015 (commencement of operations) to October 31, 2015.

2  This amount is presented net of valuation allowance for Direxion Zacks MLP High Income Shares. See Note 3.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
87

Statements of Operations

For the Year Ended October 31, 2015

	Direxion Daily Total Market Bear 1X Shares	Direxion Daily 7-10 Year Treasury Bear 1X Shares	Direxion Daily 20+ Year Treasury Bear 1X Shares
Investment Income:
Interest income	$510	$442	$4,068
Total investment income	510	442	4,068
Expenses:
Licensing fees	51,112	20,000	20,000
Pricing fees	8,459	7,727	9,108
Investment advisory fees (Note 6)	7,038	6,814	61,949
Reports to shareholders	3,708	1,962	11,057
Exchange listing fees	5,022	5,103	5,103
Professional fees	3,994	3,863	4,461
Custody fees	1,164	1,169	2,450
Administration fees	408	396	3,596
Accounting fees	327	320	2,833
Insurance fees	71	55	319
Trustees' fees and expenses	48	52	421
Management service fees (Note 6)	33	25	247
Compliance fees	16	16	140
Interest expense	—	—	128
Offering fees	—	—	7,500
Other	1,514	1,511	1,566
Total Expenses	82,914	49,013	130,878
Less: Reimbursement of expenses from Adviser (Note 6)	(72,748)	(39,171)	(41,268)
Net Expenses	10,166	9,842	89,610
Net investment loss	(9,656)	(9,400)	(85,542)
Net realized and unrealized loss on investments:
Net realized loss on: Swaps	(130,084)	(102,194)	(1,208,290)
Net realized loss on swaps	(130,084)	(102,194)	(1,208,290)
Change in net unrealized appreciation on: Swaps	37,572	20,815	181,458
Change in net unrealized appreciation on swaps	37,572	20,815	181,458
Net realized and unrealized loss on swaps	(92,512)	(81,379)	(1,026,832)
Net decrease in net assets resulting from operations	$(102,168)	$(90,779)	$(1,112,374)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
88

Statements of Operations

For the Year Ended October 31, 2015

	Direxion Daily FTSE Developed Markets Bull 1.25X Shares[1]	Direxion Daily FTSE Emerging Markets Bull 1.25X Shares[1]	Direxion Daily S&P 500® Bull 1.25X Shares[1]	Direxion Daily Small Cap Bull 1.25X Shares[1]
Investment Income:
Dividend income	$25,686	$25,292	$28,032	$15,815
Interest income	56	61	53	60
Total investment income	25,742	25,353	28,085	15,875
Expenses:
Professional fees	11,900	11,900	11,900	11,900
Offering fees	9,268	9,268	8,378	18,236
Pricing fees	6,531	6,531	6,531	6,531
Investment advisory fees (Note 6)	5,704	5,323	9,427	8,001
Reports to shareholders	4,381	4,387	4,079	4,520
Exchange listing fees	4,082	4,082	4,082	4,083
Custody fees	809	734	874	942
Accounting fees	471	457	654	584
Licensing fees	380	355	838	20,932
Administration fees	328	306	543	461
Transfer agent fees	182	178	337	321
Trustees' fees and expenses	55	55	96	82
Compliance fees	23	23	34	29
Management service fees (Note 6)	22	19	22	21
Insurance fees	2	2	2	2
Other	1,289	1,289	1,289	1,289
Total Expenses	45,427	44,909	49,086	77,934
Less: Reimbursement of expenses from Adviser (Note 6)	(39,090)	(38,869)	(38,444)	(69,044)
Less: Investment advisory fees waived (Note 6)	(1,053)	(1,067)	(1,583)	(1,234)
Net Expenses	5,284	4,973	9,059	7,656
Net investment income	20,458	20,380	19,026	8,219
Net realized and unrealized gain/(loss) on investments:
Net realized gain on: In-kind redemptions	89,134	60,370	143,098	192,956
Swaps	47,135	12,931	41,482	57,321
Net realized gain on in-kind redemptions and swaps	136,269	73,301	184,580	250,277
Change in net unrealized appreciation (depreciation) on: Investment securities	48,130	(109,002)	13,506	(31,178)
Swaps	(1,887)	(44,133)	6,720	(18,585)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	46,243	(153,135)	20,226	(49,763)
Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	182,512	(79,834)	204,806	200,514
Net increase (decrease) in net assets resulting from operations	$202,970	$(59,454)	$223,832	$208,733

1  Represents the period from January 7, 2015 (commencement of operations) to October 31, 2015.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
89

Statements of Operations

For the Year Ended October 31, 2015

	Direxion Daily CSI 300 China A Share Bull 2X Shares[1]	Direxion Daily Cyber Security Bull 2X Shares[2]	Direxion Daily Cyber Security Bear 2X Shares[2]
Investment Income:
Interest income	$8,131	$103	$121
Total investment income	8,131	103	121
Expenses:
Investment advisory fees (Note 6)	216,457	3,539	3,990
Offering fees	21,805	4,136	4,136
Professional fees	19,445	11,026	11,026
Licensing fees	15,243	850	958
Administration fees	7,396	121	136
Accounting fees	5,157	139	153
Custody fees	4,397	347	352
Pricing fees	4,362	756	756
Reports to shareholders	4,078	5,140	5,140
Transfer agent fees	4,025	274	277
Exchange listing fees	2,726	630	630
Management service fees (Note 6)	1,025	62	73
Interest expense	920	—	—
Trustees' fees and expenses	691	38	37
Compliance fees	529	26	25
Insurance fees	91	6	7
Other	5,614	199	199
Total Expenses	313,961	27,289	27,895
Recoupment of expenses to Adviser (Note 6)	4	—	—
Less: Reimbursement of expenses from Adviser (Note 6)	(38,867)	(22,806)	(22,841)
Less: Investment advisory fees waived (Note 6)	—	(708)	(798)
Net Expenses	275,098	3,775	4,256
Net investment loss	(266,967)	(3,672)	(4,135)
Net realized and unrealized gain/(loss) on investments:
Net realized loss on: Investment securities	(1,617,427)	—	—
In-kind redemptions	(570,771)	—	—
Swaps	(42,458,093)	(69,733)	(75,983)
Net realized loss on investment securities, in-kind redemptions and swaps	(44,646,291)	(69,733)	(75,983)
Change in net unrealized appreciation (depreciation) on: Investment securities	3,605	—	—
Swaps	(193,192)	(76,820)	85,166
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(189,587)	(76,820)	85,166
Net realized and unrealized gain (loss) on investment securities and swaps	(44,835,878)	(146,553)	9,183
Net increase (decrease) in net assets resulting from operations	$(45,102,845)	$(150,225)	$5,048

1  Represents the period from April 16, 2015 (commencement of operations) to October 31, 2015.

2  Represents the period from September 16, 2015 (commencement of operations) to October 31, 2015.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
90

Statements of Operations

For the Year Ended October 31, 2015

	Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares[1]	Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares[1]	Direxion Daily Pharmaceutical & Medical Bull 2X Shares[2]	Direxion Daily Pharmaceutical & Medical Bear 2X Shares[2]
Investment Income:
Dividend income	$43,008	$31,454	$—	$—
Interest income	93	74	92	148
Total investment income	43,101	31,528	92	148
Expenses:
Offering fees	13,766	13,766	3,797	3,797
Professional fees	11,294	11,294	11,026	11,026
Investment advisory fees (Note 6)	8,038	7,704	3,150	4,399
Licensing fees	6,358	6,358	2,646	2,696
Pricing fees	3,134	3,134	756	756
Exchange listing fees	1,973	1,973	630	630
Custody fees	539	535	342	358
Reports to shareholders	286	287	5,141	5,139
Accounting fees	281	272	129	164
Administration fees	274	263	107	150
Transfer agent fees	221	218	272	280
Trustees' fees and expenses	92	91	38	38
Compliance fees	40	40	25	25
Management service fees (Note 6)	30	27	54	82
Interest expense	6	—	—	9
Insurance fees	3	3	6	7
Other	625	624	199	199
Total Expenses	46,960	46,589	28,318	29,755
Less: Reimbursement of expenses from Adviser (Note 6)	(36,773)	(36,831)	(24,328)	(24,174)
Less: Investment advisory fees waived (Note 6)	(227)	(205)	(630)	(880)
Net Expenses	9,960	9,553	3,360	4,701
Net investment income (loss)	33,141	21,975	(3,268)	(4,553)
Net realized and unrealized gain/(loss) on investments:
Net realized loss on: Investment securities	(144,146)	(169,019)	(465)	—
Swaps	(170,007)	(335,818)	(173,410)	(49,340)
Net realized loss on investment securities and swaps	(314,153)	(504,837)	(173,875)	(49,340)
Change in net unrealized appreciation (depreciation) on: Swaps	266,452	234,940	(489,495)	510,475
Change in net unrealized appreciation (depreciation) on swaps	266,452	234,940	(489,495)	510,475
Net realized and unrealized gain (loss) on investment securities and swaps	(47,701)	(269,897)	(663,370)	461,135
Net increase (decrease) in net assets resulting from operations	$(14,560)	$(247,922)	$(666,638)	$456,582

1  Represents the period from June 10, 2015 (commencement of operations) to October 31, 2015.

2  Represents the period from September 16, 2015 (commencement of operations) to October 31, 2015.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
91

Statements of Operations

For the Year Ended October 31, 2015

	Direxion Daily S&P 500® Bull 2X Shares	Direxion Daily Small Cap Bull 2X Shares
Investment Income:
Dividend income	$—	$5,830
Interest income	3,001	885
Total investment income	3,001	6,715
Expenses:
Investment advisory fees (Note 6)	94,683	28,790
Reports to shareholders	21,262	3,506
Professional fees	12,710	11,830
Licensing fees	11,362	24,915
Pricing fees	8,000	8,000
Exchange listing fees	5,000	5,000
Administration fees	4,982	1,544
Accounting fees	4,279	1,279
Custody fees	3,607	1,423
Transfer agent fees	2,932	479
Offering fees	1,164	—
Insurance fees	810	192
Trustees' fees and expenses	372	39
Compliance fees	209	70
Management service fees (Note 6)	182	42
Interest expense	148	498
Other	1,743	1,550
Total Expenses	173,445	89,157
Less: Reimbursement of expenses from Adviser (Note 6)	(59,660)	(53,526)
Net Expenses	113,785	35,631
Net investment loss	(110,784)	(28,916)
Net realized and unrealized gain on investments:
Net realized gain (loss) on: Investment securities	1,017,544	(114,921)
In-kind redemptions	(1,028)	—
Swaps	1,080,359	1,634,968
Net realized gain on investment securities, in-kind redemptions and swaps	2,096,875	1,520,047
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,000,148)	—
Swaps	821,119	(476,920)
Change in net unrealized depreciation on investment securities and swaps	(179,029)	(476,920)
Net realized and unrealized gain on investment securities, in-kind redemptions and swaps	1,917,846	1,043,127
Net increase in net assets resulting from operations	$1,807,062	$1,014,211

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
92

Statements of Changes in Net Assets

	Direxion All Cap Insider Sentiment Shares		Direxion iBillionaire Index ETF
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	For the Period August 1, 2014[1] through October 31, 2014
Operations:
Net investment income	$787,460	$307,930	$157,340	$52,124
Net realized gain (loss) on investment securities and in-kind redemptions	(1,676,034)	5,165,750	689,358	(112,397)
Change in net unrealized appreciation (depreciation) on investment securities	4,358,426	(139,200)	(1,682,465)	5,423
Net increase (decrease) in net assets resulting from operations	3,469,852	5,334,480	(835,767)	(54,850)
Distributions to shareholders:
Net investment income	(704,441)	(262,040)	(128,886)	(54,027)
Net realized gains	—	—	(25,802)	—
Total distributions	(704,441)	(262,040)	(154,688)	(54,027)
Capital share transactions:
Proceeds from shares sold	102,013,335	94,792,831	3,802,500	39,159,000
Cost of shares redeemed	—	(75,399,019)	(10,210,165)	(4,772,000)
Transaction fees	(5,337)	12,499	—	—
Net increase (decrease) in net assets resulting from capital transactions	102,007,998	19,406,311	(6,407,665)	34,387,000
Total increase (decrease) in net assets	104,773,409	24,478,751	(7,398,120)	34,278,123
Net assets:
Beginning of year/period	30,024,008	5,545,257	34,278,123	—
End of year/period	$134,797,417	$30,024,008	$26,880,003	$34,278,123
Undistributed net investment income at end of year/period	$61,896	$2,108	$46,300	$7,313
Changes in shares outstanding
Shares outstanding, beginning of year/period	450,001	100,001	1,350,000	—
Shares sold	1,450,108	1,500,000	150,000	1,550,000
Shares repurchased	—	(1,150,000)	(400,000)	(200,000)
Shares outstanding, end of year/period	1,900,109	450,001	1,100,000	1,350,000

1  Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
93

Statements of Changes in Net Assets

	Direxion NASDAQ-100® Equal Weighted Index Shares		Direxion S&P 500® Volatility Response Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment income	$647,457	$306,799	$367,666	$346,555
Net realized gain on investment securities and in-kind redemptions	4,291,673	3,117,704	420,866	184,673
Change in net unrealized appreciation (depreciation) on investment securities	(2,058,897)	1,526,562	(2,324,638)	1,780,341
Net increase (decrease) in net assets resulting from operations	2,880,233	4,951,065	(1,536,106)	2,311,569
Distributions to shareholders:
Net investment income	(618,358)	(289,287)	(373,977)	(309,030)
Net realized gains	—	—	(418,385)	(46,932)
Total distributions	(618,358)	(289,287)	(792,362)	(355,962)
Capital share transactions:
Proceeds from shares sold	74,052,740	55,724,624	14,316,698	48,073,462
Cost of shares redeemed	(25,325,167)	(34,311,240)	(13,643,099)	(31,503,708)
Transaction fees	—	7,708	—	9,451
Net increase in net assets resulting from capital transactions	48,727,573	21,421,092	673,599	16,579,205
Total increase (decrease) in net assets	50,989,448	26,082,870	(1,654,869)	18,534,812
Net assets:
Beginning of year	33,754,968	7,672,098	23,825,153	5,290,341
End of year	$84,744,416	$33,754,968	$22,170,284	$23,825,153
Undistributed net investment income at end of year	$—	$—	$24,100	$36,400
Changes in shares outstanding
Shares outstanding, beginning of year	550,001	150,001	400,001	100,001
Shares sold	1,150,000	1,000,000	250,000	850,000
Shares repurchased	(400,000)	(600,000)	(250,000)	(550,000)
Shares outstanding, end of year	1,300,001	550,001	400,001	400,001

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
94

Statements of Changes in Net Assets

	Direxion Value Line® Conservative Equity ETF	Direxion Value Line® Mid- and Large-Cap High Dividend ETF	Direxion Value Line® Small- and Mid-Cap High Dividend ETF
	For the Period March 11, 2015[1] through October 31, 2015	For the Period March 11, 2015[1] through October 31, 2015	For the Period March 11, 2015[1] through October 31, 2015
Operations:
Net investment income	$73,119	$105,156	$315,041
Net realized gain (loss) on investment securities and in-kind redemptions	165,613	166,126	(645,436)
Net unrealized appreciation (depreciation) on investment securities	142,416	(91,964)	(760,888)
Net increase (decrease) in net assets resulting from operations	381,148	179,318	(1,091,283)
Distributions to shareholders:
Net investment income	(76,852)	(128,979)	(327,306)
Return of capital	—	—	(112,732)
Total distributions	(76,852)	(128,979)	(440,038)
Capital share transactions:
Proceeds from shares sold	10,000,000	16,052,346	26,358,340
Cost of shares redeemed	(5,145,742)	(5,151,396)	(1,142,735)
Net increase in net assets resulting from capital transactions	4,854,258	10,900,950	25,215,605
Total increase in net assets	5,158,554	10,951,289	23,684,284
Net assets:
Beginning of period	—	—	—
End of period	$5,158,554	$10,951,289	$23,684,284
Accumulated net investment loss at end of period	$—	$—	$—
Changes in shares outstanding
Shares outstanding, beginning of period	—	—	—
Shares sold	400,000	650,000	1,050,000
Shares repurchased	(200,000)	(200,000)	(50,000)
Shares outstanding, end of period	200,000	450,000	1,000,000

1  Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
95

Statements of Changes in Net Assets

	Direxion Zacks MLP High Income Shares		Direxion Daily CSI 300 China A Share Bear 1X Shares
	Year Ended October 31, 2015	For the Period January 23, 2014[1] through October 31, 2014	For the Period June 17, 2015[1] through October 31, 2015
Operations:
Net investment loss	$(54,271)	$(54,020)	$(642,509)
Net realized gain (loss) on investment securities, in-kind redemptions, swaps and futures	(22,120,006)	704,858	16,884,809
Change in net unrealized depreciation on investment securities, swaps and futures	(12,235,688)	(323,545)	(2,462,842)
Net increase (decrease) in net assets resulting from operations	(34,409,965)	327,293	13,779,458
Distributions to shareholders:
Return of capital	(7,595,500)	(1,370,500)	—
Total distributions	(7,595,500)	(1,370,500)	—
Capital share transactions:
Proceeds from shares sold	84,129,020	55,371,000	428,661,914
Cost of shares redeemed	(21,956,255)	—	(295,897,418)
Transaction fees	804	—	864,838
Net increase in net assets resulting from capital transactions	62,173,569	55,371,000	133,629,334
Total increase in net assets	20,168,104	54,327,793	147,408,792
Net assets:
Beginning of year/period	54,327,793	—	—
End of year/period	$74,495,897	$54,327,793	$147,408,792
Undistributed (Accumulated) net investment income (loss) at end of year/period	$(108,291)	$(54,020)	$—
Changes in shares outstanding
Shares outstanding, beginning of year/period	1,350,000	—	—
Shares sold	2,700,000	1,350,000	9,150,000
Shares repurchased	(850,000)	—	(5,900,000)
Shares outstanding, end of year/period	3,200,000	1,350,000	3,250,000

1  Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
96

Statements of Changes in Net Assets

	Direxion Daily Total Bond Market Bear 1X Shares		Direxion Daily Total Market Bear 1X Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment loss	$(20,625)	$(60,547)	$(9,656)	$(8,552)
Net realized loss on swaps	(155,990)	(569,677)	(130,084)	(199,688)
Change in net unrealized appreciation (depreciation) on swaps	79,734	(2,807)	37,572	(25,584)
Net decrease in net assets resulting from operations	(96,881)	(633,031)	(102,168)	(233,824)
Distributions to shareholders	—	—	—	—
Capital share transactions:
Proceeds from shares sold	—	19,369,025	945,425	1,062,675
Cost of shares redeemed	—	(24,249,273)	(985,073)	—
Transaction fees	—	7,275	98	—
Net increase (decrease) in net assets resulting from capital transactions	—	(4,872,973)	(39,550)	1,062,675
Total increase (decrease) in net assets	(96,881)	(5,506,004)	(141,718)	828,851
Net assets:
Beginning of year	3,372,921	8,878,925	2,027,988	1,199,137
End of year	$3,276,040	$3,372,921	$1,886,270	$2,027,988
Accumulated net investment loss at end of year	$(16,995)	$(50,892)	$(7,913)	$(7,292)
Changes in shares outstanding
Shares outstanding, beginning of year	100,001	250,001	100,001	50,001
Shares sold	—	550,000	50,000	50,000
Shares repurchased	—	(700,000)	(50,000)	—
Shares outstanding, end of year	100,001	100,001	100,001	100,001
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
97

Statements of Changes in Net Assets

	Direxion Daily 7-10 Year Treasury Bear 1X Shares		Direxion Daily 20+ Year Treasury Bear 1X Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment loss	$(9,400)	$(10,655)	$(85,542)	$(55,548)
Net realized loss on swaps	(102,194)	(6,975)	(1,208,290)	(325,652)
Change in net unrealized appreciation (depreciation) on swaps	20,815	(80,398)	181,458	(948,078)
Net decrease in net assets resulting from operations	(90,779)	(98,028)	(1,112,374)	(1,329,278)
Distributions to shareholders	—	—	—	—
Capital share transactions:
Proceeds from shares sold	—	—	8,227,926	1,293,389
Cost of shares redeemed	—	—	(1,134,274)	—
Transaction fees	—	—	113	—
Net increase in net assets resulting from capital transactions	—	—	7,093,765	1,293,389
Total increase (decrease) in net assets	(90,779)	(98,028)	5,981,391	(35,889)
Net assets:
Beginning of year	1,570,894	1,668,922	8,612,512	8,648,401
End of year	$1,480,115	$1,570,894	$14,593,903	$8,612,512
Accumulated net investment loss at end of year	$(7,708)	$(8,821)	$(66,993)	$(45,879)
Changes in shares outstanding
Shares outstanding, beginning of year	50,001	50,001	350,001	300,001
Shares sold	—	—	350,000	50,000
Shares repurchased	—	—	(50,000)	—
Shares outstanding, end of year	50,001	50,001	650,001	350,001

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
98

Statements of Changes in Net Assets

	Direxion Daily FTSE Developed Markets Bull 1.25X Shares	Direxion Daily FTSE Emerging Markets Bull 1.25X Shares	Direxion Daily S&P 500® Bull 1.25X Shares	Direxion Daily Small Cap Bull 1.25X Shares
	For the Period January 7, 2015[1] through October 31, 2015	For the Period January 7, 2015[1] through October 31, 2015	For the Period January 7, 2015[1] through October 31, 2015	For the Period January 7, 2015[1] through October 31, 2015
Operations:
Net investment income	$20,458	$20,380	$19,026	$8,219
Net realized gain on in-kind redemptions and swaps	136,269	73,301	184,580	250,277
Net unrealized appreciation (depreciation) on swaps	46,243	(153,135)	20,226	(49,763)
Net increase (decrease) in net assets resulting from operations	202,970	(59,454)	223,832	208,733
Distributions to shareholders:
Net investment income	—	—	(14,773)	—
Total distributions	—	—	(14,773)	—
Capital share transactions:
Proceeds from shares sold	2,500,000	2,500,000	3,793,280	3,795,156
Cost of shares redeemed	(1,359,641)	(1,323,588)	(2,679,517)	(2,745,480)
Transaction fees	68	66	134	137
Net increase in net assets resulting from capital transactions	1,140,427	1,176,478	1,113,897	1,049,813
Total increase in net assets	1,343,397	1,117,024	1,322,956	1,258,546
Net assets:
Beginning of period	—	—	—	—
End of period	$1,343,397	$1,117,024	$1,322,956	$1,258,546
Undistributed net investment income at end of period	$17,053	$20,698	$—	$—
Changes in shares outstanding
Shares outstanding, beginning of period	—	—	—	—
Shares sold	100,000	100,000	150,000	150,000
Shares repurchased	(50,000)	(50,000)	(100,000)	(100,000)
Shares outstanding, end of period	50,000	50,000	50,000	50,000

1  Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
99

Statements of Changes in Net Assets

	Direxion Daily CSI 300 China A Share Bull 2X Shares	Direxion Daily Cyber Security Bull 2X Shares	Direxion Daily Cyber Security Bear 2X Shares
	For the Period April 16, 2015[1] through October 31, 2015	For the Period September 16, 2015[1] through October 31, 2015	For the Period September 16, 2015[1] through October 31, 2015
Operations:
Net investment loss	$(266,967)	$(3,672)	$(4,135)
Net realized loss on investment securities, in-kind redemptions and swaps	(44,646,291)	(69,733)	(75,983)
Net unrealized appreciation (depreciation) on investment securities and swaps	(189,587)	(76,820)	85,166
Net increase (decrease) in net assets resulting from operations	(45,102,845)	(150,225)	5,048
Distributions to shareholders	—	—	—
Capital share transactions:
Proceeds from shares sold	231,452,330	4,000,000	4,000,000
Cost of shares redeemed	(123,507,575)	—	—
Transaction fees	126,379	—	—
Net increase in net assets resulting from capital transactions	108,071,134	4,000,000	4,000,000
Total increase in net assets	62,968,289	3,849,775	4,005,048
Net assets:
Beginning of period	—	—	—
End of period	$62,968,289	$3,849,775	$4,005,048
Accumulated net investment loss at end of period	$—	$(111)	$(574)
Changes in shares outstanding
Shares outstanding, beginning of period	—	—	—
Shares sold	7,500,000	100,000	100,000
Shares repurchased	(4,600,000)	—	—
Shares outstanding, end of period	2,900,000	100,000	100,000

1  Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
100

Statements of Changes in Net Assets

	Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares	Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares	Direxion Daily Pharmaceutical & Medical Bull 2X Shares	Direxion Daily Pharmaceutical & Medical Bear 2X Shares
	For the Period June 10, 2015[1] through October 31, 2015	For the Period June 10, 2015[1] through October 31, 2015	For the Period September 16, 2015[1] through October 31, 2015	For the Period September 16, 2015[1] through October 31, 2015
Operations:
Net investment income (loss)	$33,141	$21,975	$(3,268)	$(4,553)
Net realized loss on investment securities and swaps	(314,153)	(504,837)	(173,875)	(49,340)
Net unrealized appreciation (depreciation) on investment securities and swaps	266,452	234,940	(489,495)	510,475
Net increase (decrease) in net assets resulting from operations	(14,560)	(247,922)	(666,638)	456,582
Distributions to shareholders	—	—	—	—
Capital share transactions:
Proceeds from shares sold	4,000,000	4,000,000	4,000,000	4,000,000
Cost of shares redeemed	(2,131,629)	(2,067,227)	—	—
Transaction fees	426	414	—	—
Net increase in net assets resulting from capital transactions	1,868,797	1,933,187	4,000,000	4,000,000
Total increase in net assets	1,854,237	1,685,265	3,333,362	4,456,582
Net assets:
Beginning of period	—	—	—	—
End of period	$1,854,237	$1,685,265	$3,333,362	$4,456,582
Undistributed (Accumulated) net investment income (loss) at end of period	$46,907	$35,741	$(46)	$—
Changes in shares outstanding
Shares outstanding, beginning of period	—	—	—	—
Shares sold	100,000	100,000	100,000	100,000
Shares repurchased	(50,000)	(50,000)	—	—
Shares outstanding, end of period	50,000	50,000	100,000	100,000

1  Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
101

Statements of Changes in Net Assets

	Direxion Daily S&P 500® Bull 2X Shares[1]		Direxion Daily Small Cap Bull 2X Shares[1]
	Year Ended October 31, 2015	For the Period May 28, 2014[2] through October 31, 2014	Year Ended October 31, 2015	For the Period July 29, 2014[2] through October 31, 2014
Operations:
Net investment income (loss)	$(110,784)	$159,777	$(28,916)	$(9,738)
Net realized gain on investment securities, in-kind redemptions and swaps	2,096,875	1,318,914	1,520,047	225,179
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(179,029)	2,185,713	(476,920)	534,806
Net increase in net assets resulting from operations	1,807,062	3,664,404	1,014,211	750,247
Distributions to shareholders:
Net investment income	(167,345)	—	—	—
Net realized gains	(319,823)	—	(26,561)	—
Total distributions	(487,168)	—	(26,561)	—
Capital share transactions:
Proceeds from shares sold	—	59,499,883	17,098,590	11,707,566
Cost of shares redeemed	(21,265,065)	(31,832,888)	(20,286,636)	(8,228,730)
Transaction fees	3,348	4,684	3,329	1,231
Net increase (decrease) in net assets resulting from capital transactions	(21,261,717)	27,671,679	(3,184,717)	3,480,067
Total increase (decrease) in net assets	(19,941,823)	31,336,083	(2,197,067)	4,230,314
Net assets:
Beginning of year/period	31,336,083	—	4,230,314	—
End of year/period	$11,394,260	$31,336,083	$2,033,247	$4,230,314
Undistributed (Accumulated) net investment income (loss) at end of year/period	$—	$167,345	$—	$—
Changes in shares outstanding
Shares outstanding, beginning of year/period	933,333	—	133,333	—
Shares sold	—	1,933,333	550,000	400,000
Shares repurchased	(600,097)	(1,000,000)	(616,689)	(266,667)
Shares outstanding, end of year/period	333,236	933,333	66,644	133,333

1  Effective May 20, 2015, the Fund had a 4:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 4:1 forward stock split.

2  Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
102

Financial Highlights

October 31, 2015

													RATIOS TO AVERAGE NET ASSETS
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[3]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[4]	Total Expenses[4]	Net Investment Income (Loss) after Expense Reimbursement[4]	Net Expenses[2,4,5]	Total Expenses[2,4]	Net Investment Income (Loss) after Expense Reimbursement[2,4]	Portfolio Turnover Rate[6]
Direxion All Cap Insider Sentiment Shares
For the Year Ended October 31, 2015	$66.72	$0.68	$0.68	$4.09	$4.77	$(0.55)	$—	$—	$(0.55)	$70.94	7.16%	$134,797	0.65%	0.78%	0.97%	0.65%	0.78%	0.97%	827%
For the Year Ended October 31, 2014	$55.45	0.81	0.82	11.12	11.93	(0.66)	—	—	(0.66)	$66.72	21.60%	$30,024	0.66%	0.91%	1.33%	0.65%	0.91%	1.34%	835%
For the Year Ended October 31, 2013	$44.40	0.88	0.88	12.51	13.39	(0.80)	(1.54)	—	(2.34)	$55.45	31.35%	$5,545	0.65%	1.69%	1.77%	0.65%	1.69%	1.77%	920%
For the Period December 8, 2011[7] through October 31, 2012	$40.00	0.28	0.28	4.48	4.76	(0.36)	—	—	(0.36)	$44.40	11.94%	$4,440	0.65%	2.20%	0.72%	0.65%	2.19%	0.72%	620%
Direxion iBillionaire Index ETF
For the Year Ended October 31, 2015	$25.39	0.12	0.12	(0.95)	(0.83)	(0.10)	(0.02)	—	(0.12)	$24.44	(3.31)%	$26,880	0.65%	1.02%	0.46%	0.65%	1.02%	0.46%	162%
For the Period August 1, 2014[7] through October 31, 2014	$25.00	0.04	0.04	0.39	0.43	(0.04)	—	—	(0.04)	$25.39	1.71%	$34,278	0.65%	1.13%	0.67%	0.65%	1.13%	0.67%	18%
Direxion NASDAQ-100® Equal Weighted Index Shares
For the Year Ended October 31, 2015	$61.37	0.59	0.59	3.80	4.39	(0.57)	—	—	(0.57)	$65.19	7.16%	$84,744	0.35%	0.52%	0.91%	0.35%	0.52%	0.91%	50%
For the Year Ended October 31, 2014	$51.15	0.65	0.65	10.21	10.86	(0.64)	—	—	(0.64)	$61.37	21.35%	$33,755	0.35%	0.62%	1.16%	0.35%	0.61%	1.17%	80%
For the Year Ended October 31, 2013	$37.20	0.38	0.38	13.95	14.33	(0.38)	—	—	(0.38)	$51.15	38.72%	$7,672	0.35%	1.58%	0.84%	0.35%	1.58%	0.84%	34%
For the Period March 21, 2012[7] through October 31, 2012	$40.00	0.28	0.28	(2.76)	(2.48)	(0.32)	—	—	(0.32)	$37.20	(6.24)%	$1,860	0.35%	2.88%	1.21%	0.35%	2.88%	1.21%	17%
Direxion S&P 500® Volatility Response Shares
For the Year Ended October 31, 2015	$59.56	0.73	0.73	(3.02)	(2.29)	(0.79)	(1.05)	—	(1.84)	$55.43	(3.99)%	$22,170	0.45%	1.10%	1.25%	0.45%	1.10%	1.25%	217%
For the Year Ended October 31, 2014	$52.90	0.85	0.86	6.64	7.49	(0.71)	(0.12)	—	(0.83)	$59.56	14.21%	$23,825	0.47%	0.90%	1.50%	0.45%	0.88%	1.52%	145%
For the Year Ended October 31, 2013	$42.66	0.84	0.84	10.15	10.99	(0.75)	—	—	(0.75)	$52.90	25.95%	$5,290	0.45%	1.78%	1.77%	0.45%	1.78%	1.77%	133%
For the Period January 11, 2012[7] through October 31, 2012	$40.00	0.20	0.20	2.80	3.00	(0.33)	—	(0.01)	(0.34)	$42.66	7.50%	$2,133	0.45%	4.93%	0.61%	0.45%	4.93%	0.61%	238%
Direxion Value Line® Conservative Equity ETF
For the Period March 11, 2015[7] through October 31, 2015	$25.00	0.27	0.27	0.83	1.10	(0.31)	—	—	(0.31)	$25.79	4.46%	$5,159	0.48%	1.92%	1.66%	0.48%	1.92%	1.66%	14%
Direxion Value Line® Mid- and Large-Cap High Dividend ETF
For the Period March 11, 2015[7] through October 31, 2015	$25.00	0.38	0.38	(0.61)	(0.23)	(0.43)	—	—	(0.43)	$24.34	(0.90)%	$10,951	0.48%	1.77%	2.39%	0.48%	1.77%	2.39%	83%
Direxion Value Line® Small- and Mid-Cap High Dividend ETF
For the Period March 11, 2015[7] through October 31, 2015	$25.00	0.42	0.42	(1.15)	(0.73)	(0.44)	—	(0.15)	(0.59)	$23.68	(2.96)%	$23,684	0.42%	1.00%	2.69%	0.42%	1.00%	2.69%	137%
Direxion Zacks MLP High Income Shares
For the Year Ended October 31, 2015	$40.24	(0.02)	0.02	(14.03)	(14.05)	—	—	(2.91)	(2.91)	$23.28	(36.20)%	$74,496	0.65%[8]	0.89%	0.07%	0.65%	0.89%	0.07%	171%
For the Period January 23, 2014[7] through October 31, 2014	$40.00	(0.08)	(0.14)	2.39	2.31	—	—	(2.07)	(2.07)	$40.24	5.73%	$54,328	0.65%[8]	1.23%	(0.43)%	0.65%	1.23%	(0.43)%	92%
Direxion Daily CSI 300 China A Share Bear 1X Shares
For the Period June 17, 2015[7] through October 31, 2015	$40.00	(0.14)	(0.14)	5.50	5.36	—	—	—	—	$45.36	13.40%	$147,409	0.80%	0.84%	(0.76)%	0.80%	0.83%	(0.76)%	0%
Direxion Daily Total Bond Market Bear 1X Shares
For the Year Ended October 31, 2015	$33.73	(0.21)	(0.21)	(0.76)	(0.97)	—	—	—	—	$32.76	(2.88)%	$3,276	0.65%	2.34%	(0.62)%	0.65%	2.34%	(0.62)%	0%
For the Year Ended October 31, 2014	$35.52	(0.22)	(0.22)	(1.57)	(1.79)	—	—	—	—	$33.73	(5.04)%	$3,373	0.65%	1.25%	(0.65)%	0.65%	1.25%	(0.65)%	0%
For the Year Ended October 31, 2013	$35.48	(0.23)	(0.23)	0.27	0.04	—	—	—	—	$35.52	0.11%	$8,879	0.65%	1.53%	(0.65)%	0.65%	1.53%	(0.65)%	0%
For the Year Ended October 31, 2012	$37.48	(0.24)	(0.24)	(1.76)	(2.00)	—	—	—	—	$35.48	(5.34)%	$8,869	0.65%	0.92%	(0.65)%	0.65%	0.92%	(0.65)%	0%
For the Period March 23, 2011[7] through October 31, 2011	$40.00	(0.15)	(0.15)	(2.37)	(2.52)	—	—	—	—	$37.48	(6.30)%	$43,100	0.65%	1.09%	(0.64)%	0.65%	1.09%	(0.64)%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
103

Financial Highlights

October 31, 2015

													RATIOS TO AVERAGE NET ASSETS
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[3]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[4]	Total Expenses[4]	Net Investment Income (Loss) after Expense Reimbursement[4]	Net Expenses[2,4,5]	Total Expenses[2,4]	Net Investment Income (Loss) after Expense Reimbursement[2,4]	Portfolio Turnover Rate[6]
Direxion Daily Total Market Bear 1X Shares
For the Year Ended October 31, 2015	$20.28	$(0.12)	$(0.12)	$(1.30)	$(1.42)	$—	$—	$—	$—	$18.86	(7.00)%	$1,886	0.65%	5.30%	(0.62)%	0.65%	5.30%	(0.62)%	0%
For the Year Ended October 31, 2014	$23.98	(0.14)	(0.14)	(3.56)	(3.70)	—	—	—	—	$20.28	(15.43)%	$2,028	0.65%	6.92%	(0.64)%	0.65%	6.92%	(0.64)%	0%
For the Year Ended October 31, 2013	$31.64	(0.18)	(0.18)	(7.48)	(7.66)	—	—	—	—	$23.98	(24.21)%	$1,199	0.65%	4.44%	(0.65)%	0.65%	4.44%	(0.65)%	0%
For the Year Ended October 31, 2012	$39.48	(0.22)	(0.22)	(5.62)	(5.84)	—	(2.00)	—	(2.00)	$31.64	(15.64)%	$4,747	0.65%	3.04%	(0.65)%	0.65%	3.04%	(0.65)%	0%
For the Period June 15, 2011[7] through October 31, 2011	$40.00	(0.10)	(0.10)	(0.42)	(0.52)	—	—	—	—	$39.48	(1.30)%	$3,948	0.65%	3.70%	(0.64)%	0.65%	3.70%	(0.64)%	0%
Direxion Daily 7-10 Year Treasury Bear 1X Shares
For the Year Ended October 31, 2015	$31.42	(0.19)	(0.19)	(1.63)	(1.82)	—	—	—	—	$29.60	(5.79)%	$1,480	0.65%	3.24%	(0.62)%	0.65%	3.24%	(0.62)%	0%
For the Year Ended October 31, 2014	$33.38	(0.21)	(0.21)	(1.75)	(1.96)	—	—	—	—	$31.42	(5.87)%	$1,571	0.65%	3.85%	(0.65)%	0.65%	3.85%	(0.65)%	0%
For the Year Ended October 31, 2013	$32.80	(0.22)	(0.22)	0.80	0.58	—	—	—	—	$33.38	1.77%	$1,669	0.65%	4.34%	(0.65)%	0.65%	4.34%	(0.65)%	0%
For the Year Ended October 31, 2012	$35.36	(0.22)	(0.22)	(2.34)	(2.56)	—	—	—	—	$32.80	(7.24)%	$1,640	0.65%	2.76%	(0.65)%	0.65%	2.76%	(0.65)%	0%
For the Period March 23, 2011[7] through October 31, 2011	$40.00	(0.14)	(0.14)	(4.50)	(4.64)	—	—	—	—	$35.36	(11.60)%	$3,536	0.65%	3.17%	(0.61)%	0.65%	3.17%	(0.61)%	0%
Direxion Daily 20+ Year Treasury Bear 1X Shares
For the Year Ended October 31, 2015	$24.61	(0.14)	(0.14)	(2.02)	(2.16)	—	—	—	—	$22.45	(8.78)%	$14,594	0.65%	0.95%	(0.62)%	0.65%	0.95%	(0.62)%	0%
For the Year Ended October 31, 2014	$28.83	(0.18)	(0.18)	(4.04)	(4.22)	—	—	—	—	$24.61	(14.64)%	$8,613	0.65%	1.21%	(0.65)%	0.65%	1.21%	(0.65)%	0%
For the Year Ended October 31, 2013	$26.63	(0.18)	(0.18)	2.38	2.20	—	—	—	—	$28.83	8.26%	$8,648	0.65%	1.59%	(0.65)%	0.65%	1.59%	(0.65)%	0%
For the Year Ended October 31, 2012	$30.24	(0.18)	(0.18)	(3.43)	(3.61)	—	—	—	—	$26.63	(11.94)%	$2,663	0.65%	2.55%	(0.65)%	0.65%	2.55%	(0.65)%	0%
For the Period March 23, 2011[7] through October 31, 2011	$40.00	(0.14)	(0.14)	(9.62)	(9.76)	—	—	—	—	$30.24	(24.40)%	$3,024	0.65%	3.29%	(0.61)%	0.65%	3.29%	(0.61)%	0%
Direxion Daily FTSE Developed Markets Bull 1.25X Shares
For the Period January 7, 2015[7] through October 31, 2015	$25.00	0.37	0.37	1.50	1.87	—	—	—	—	$26.87	7.48%	$1,343	0.42%	3.58%	1.61%	0.42%	3.58%	1.61%	0%
Direxion Daily FTSE Emerging Markets Bull 1.25X Shares
For the Period January 7, 2015[7] through October 31, 2015	$25.00	0.37	0.37	(3.03)	(2.66)	—	—	—	—	$22.34	(10.64)%	$1,117	0.42%	3.79%	1.72%	0.42%	3.79%	1.72%	0%
Direxion Daily S&P 500® Bull 1.25X Shares
For the Period January 7, 2015[7] through October 31, 2015	$25.00	0.20	0.20	1.36	1.56	(0.10)	—	—	(0.10)	$26.46	6.23%	$1,323	0.43%	2.34%	0.91%	0.43%	2.34%	0.91%	0%
Direxion Daily Small Cap Bull 1.25X Shares
For the Period January 7, 2015[7] through October 31, 2015	$25.00	0.10	0.10	0.07	0.17	—	—	—	—	$25.17	0.68%	$1,259	0.43%	4.38%	0.46%	0.43%	4.38%	0.46%	0%
Direxion Daily CSI 300 China A Share Bull 2X Shares
For the Period April 16, 2015[7] through October 31, 2015	$40.00	(0.13)	(0.13)	(18.16)	(18.29)	—	—	—	—	$21.71	(45.73)%	$62,968	0.95%	1.09%	(0.93)%	0.95%	1.09%	(0.92)%	1,592%
Direxion Daily Cyber Security Bull 2X Shares
For the Period September 16, 2015[7] through October 31, 2015	$40.00	(0.04)	(0.04)	(1.46)	(1.50)	—	—	—	—	$38.50	(3.75)%	$3,850	0.80%	5.78%	(0.78)%	0.80%	5.78%	(0.78)%	0%
Direxion Daily Cyber Security Bear 2X Shares
For the Period September 16, 2015[7] through October 31, 2015	$40.00	(0.04)	(0.04)	0.09	0.05	—	—	—	—	$40.05	0.13%	$4,005	0.80%	5.24%	(0.78)%	0.80%	5.24%	(0.78)%	0%
Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares
For the Period June 10, 2015[7] through October 31, 2015	$40.00	0.47	0.47	(3.39)	(2.92)	—	—	—	—	$37.08	(7.30)%	$1,854	0.93%	4.38%	3.09%	0.93%	4.38%	3.09%	181%

The accompanying notes are an integral part of these financial statements.

104

Financial Highlights

October 31, 2015

													RATIOS TO AVERAGE NET ASSETS
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[3]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[4]	Total Expenses[4]	Net Investment Income (Loss) after Expense Reimbursement[4]	Net Expenses[2,4,5]	Total Expenses[2,4]	Net Investment Income (Loss) after Expense Reimbursement[2,4]	Portfolio Turnover Rate[6]
Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares
For the Period June 10, 2015[7] through October 31, 2015	$40.00	$0.32	$0.32	$(6.61)	$(6.29)	$—	$—	$—	$—	$33.71	(15.73)%	$1,685	0.93%	4.54%	2.14%	0.93%	4.54%	2.14%	175%
Direxion Daily Pharmaceutical & Medical Bull 2X Shares
For the Period September 16, 2015[7] through October 31, 2015	$40.00	(0.03)	(0.03)	(6.64)	(6.67)	—	—	—	—	$33.33	(16.68)%	$3,333	0.80%	6.74%	(0.78)%	0.80%	6.74%	(0.78)%	300%
Direxion Daily Pharmaceutical & Medical Bear 2X Shares
For the Period September 16, 2015[7] through October 31, 2015	$40.00	(0.05)	(0.05)	4.62	4.57	—	—	—	—	$44.57	11.43%	$4,457	0.80%	5.07%	(0.78)%	0.80%	5.07%	(0.78)%	0%
Direxion Daily S&P 500® Bull 2X Shares[9]
For the Year Ended October 31, 2015	$33.58	(0.21)	(0.21)	2.28	2.07	(0.50)	(0.96)	—	(1.46)	$34.19	6.81%	$11,394	0.60%	0.92%	(0.59)%	0.60%	0.92%	(0.59)%	208%
For the Period May 28, 2014[7] through October 31, 2014	$30.00	0.18	0.18	3.40	3.58	—	—	—	—	$33.58	11.92%	$31,336	0.60%	0.93%	1.34%	0.60%	0.93%	1.34%	91%
Direxion Daily Small Cap Bull 2X Shares[9]
For the Year Ended October 31, 2015	$31.73	(0.17)	(0.16)	(0.65)	(0.82)	—	(0.40)	—	(0.40)	$30.51	(2.54)%	$2,033	0.61%	1.52%	(0.49)%	0.60%	1.51%	(0.48)%	289%
For the Period July 29, 2014[7] through October 31, 2014	$30.00	(0.05)	(0.05)	1.78	1.73	—	—	—	—	$31.73	5.76%	$4,230	0.60%	2.86%	(0.60)%	0.60%	2.86%	(0.60)%	503%

1  Net investment income (loss) per share represents net investment income dividend by the daily average shares of beneficial interest outstanding throughout each period.

2  Excludes interest expense and extraordinary expenses which comprise of excise tax and litigation expenses.

3  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment advisor.

4  For periods less than a year, these ratios are annualized.

5  Net expenses include effects of any reimbursement or recoupment.

6  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap and future contracts portfolio. Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.

7  Commencement of investment operations.

8  This ratio excludes deferred tax benefits/expenses for all components of the Statements of Operations. Had these amounts been included, the ratio for the years ended October 31, 2014 and 2015 would be 1.63% and 0.39%, respectively.

9  Effective May 20, 2015, the Fund had a 4:1 forward stock split. Per share data for the period prior to May 19, 2015 has been adjusted to give effect to the 4:1 forward stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
105

Direxion Shares ETF Trust

Notes to the Financial Statements

October 31, 2015

1.  ORGANIZATION

The Direxion Shares ETF Trust (the "Trust") is a Delaware statutory trust formed on April 23, 2008, and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is a registered investment company that has 75 separate series (each, a "Fund" and together the "Funds"). 26 of these Funds are included in this report:

Benchmark Funds	Bear Funds
Direxion All Cap Insider Sentiment Shares	Direxion Daily CSI 300 China A Share Bear 1X Shares
Direxion iBillionaire Index ETF	Direxion Daily Total Bond Market Bear 1X Shares
Direxion NASDAQ-100® Equal Weighted Index Shares	Direxion Daily Total Market Bear 1X Shares
Direxion S&P 500® Volatility Response Shares	Direxion Daily 7-10 Year Treasury Bear 1X Shares
Direxion Value Line® Conservative Equity ETF	Direxion Daily 20+ Year Treasury Bear 1X Shares
Direxion Value Line® Mid- and Large-Cap High Dividend ETF
Direxion Value Line® Small- and Mid-Cap High Dividend ETF
Direxion Zacks MLP High Income Shares
Bull Funds
Direxion Daily FTSE Developed Markets Bull 1.25X Shares
Direxion Daily FTSE Emerging Markets Bull 1.25X Shares
Direxion Daily S&P 500® Bull 1.25X Shares
Direxion Daily Small Cap Bull 1.25X Shares
Direxion Daily CSI 300 China A Share Bull 2X Shares
Direxion Daily Cyber Security Bull 2X Shares	Direxion Daily Cyber Security Bear 2X Shares
Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares
Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares
Direxion Daily Pharmaceutical & Medical Bull 2X Shares	Direxion Daily Pharmaceutical & Medical Bear 2X Shares
Direxion Daily S&P 500® Bull 2X Shares
Direxion Daily Small Cap Bull 2X Shares

The Trust has evaluated the structure, objective and activities of the Funds and determined that it meets the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications ("ASC") 946, Financial Services Investment Companies.

Each Fund's investment objective is to seek daily investment results, before fees and expenses that correspond to the performance of a particular index or benchmark. The Funds with the word "Bull" in their name attempt to provide investment results that correlate positively to the return of an index or benchmark. The Funds with the word "Bear" in their name attempt to provide investment results that correlate negatively to the return of an index or benchmark. The correlations sought by the Bull Funds are a multiple of 125% or 200% of the return of the target index or benchmark and a multiple of -100% or -200% of the return of the target index or benchmark for the Bear Funds.

Funds	Index or Benchmark	Daily Target
Direxion All Cap Insider Sentiment Shares	Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index	100%
Direxion iBillionaire Index ETF	iBillionaire Index	100%
Direxion NASDAQ-100® Equal Weighted Index Shares	NASDAQ-100® Equal Weighted Index	100%
Direxion S&P 500® Volatility Response Shares	S&P 500® Volatility Response Index	100%
Direxion Value Line® Conservative Equity ETF	Value Line® Conservative Equity Index	100%
Direxion Value Line® Mid- and Large-Cap High Dividend ETF	Value Line® Mid- and Large-Cap High Dividend Yield Index	100%
Direxion Value Line® Small- and Mid-Cap High Dividend ETF	Value Line® Small- and Mid-Cap High Dividend Yield Index	100%
Direxion Zacks MLP High Income Shares	Zacks MLP Index	100%

DIREXION ANNUAL REPORT
106

Funds	Index or Benchmark	Daily Target
Direxion Daily CSI 300 China A Share Bear 1X Shares	CSI 300 Index	-100%
Direxion Daily Total Bond Market Bear 1X Shares	Barclays Capital U.S. Aggregate Bond Index	-100%
Direxion Daily Total Market Bear 1X Shares	MSCI U.S. Broad Market Index	-100%
Direxion Daily 7-10 Year Treasury Bear 1X Shares	NYSE 7-10 Year Treasury Bond Index	-100%
Direxion Daily 20+ Year Treasury Bear 1X Shares	NYSE 20 Year Plus Treasury Bond Index	-100%
Direxion Daily FTSE Developed Markets Bull 1.25X Shares	FTSE Developed ex North America Index	125%
Direxion Daily FTSE Emerging Markets Bull 1.25X Shares	FTSE Emerging Index	125%
Direxion Daily S&P 500® Bull 1.25X Shares	S&P 500® Index	125%
Direxion Daily Small Cap Bull 1.25X Shares	Russell 2000® Index	125%
Direxion Daily CSI 300 China A Share Bull 2X Shares	CSI 300 Index	200%
Direxion Daily Cyber Security Bull 2X Shares		200%
Direxion Daily Cyber Security Bear 2X Shares	ISE Cyber Security® Index	-200%
Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares	MSCI Europe U.S. Dollar Hedged Index	200%
Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares	MSCI Japan U.S. Dollar Hedged Index	200%
Direxion Daily Pharmaceutical & Medical Bull 2X Shares		200%
Direxion Daily Pharmaceutical & Medical Bear 2X Shares	Dynamic Pharmaceutical IntellidexSM Index	-200%
Direxion Daily S&P 500® Bull 2X Shares	S&P 500® Index	200%
Direxion Daily Small Cap Bull 2X Shares	Russell 2000® Index	200%

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Investment Valuation – The Net Asset Value ("NAV") per share of each Fund is determined daily, as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally at 4:00 p.m. Eastern time ("Valuation Time")), each day the NYSE is open for business. On days that the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets close all day, the Direxion Daily 7-10 Year Treasury Bear 1X Shares, Direxion Daily 20+ Year Treasury Bear 1X Shares, Direxion Daily Total Bond Market Bear 1X Shares and Direxion Daily Total Market Bear 1X Shares (the "Fixed Income Funds") do not calculate their NAVs, even if the NYSE is open for business. Similarly, on days that SIFMA recommends that the bond markets close early, each of the Fixed Income Funds calculate its NAV as of the time of the recommended close, usually 2:00 p.m. Eastern time, rather than the close of regular trading on the NYSE. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ® Global Market ("NASDAQ") for which market quotations are readily available are valued using the NASDAQ® Official Closing Price ("NOCP") provided by NASDAQ each business day. Over-the-counter securities held by a Fund are valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. Futures contracts are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Securities, swap or futures contracts are fair valued as determined by Rafferty Asset Management, LLC (the "Adviser") under the supervision of the Board of Trustees

DIREXION ANNUAL REPORT
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(the "Board") in the following scenarios: a) reliable market quotations are not readily available; b) the Funds' pricing service does not provide a valuation for such securities; c) the Funds' pricing service provides valuation that in the judgment of the Adviser does not represent fair value; or d) the Fund or Adviser believes the market price is stale.

b) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). Each Fund enters into master netting agreements with counterparties to mitigate counterparty credit risk in derivatives contracts. A Fund does not offset fair value amounts for derivatives contracts and related cash collateral on the Statements of Assets and Liabilities arising from derivative contracts executed with the same counterparties under such master netting agreements. Each Fund's obligations are accrued daily and offset by any amounts owed to the Fund.

In a "long" equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. These swap contracts do not include the delivery of securities by the Funds to the counterparty. The net amount of the excess, if any, of the Fund's obligations owed over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Funds' custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as "unrealized appreciation or depreciation on swaps" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps".

Each Fund may enter into swap contracts that provide the opposite return of the underlying benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlining the swap agreement can cause a scenario in which the Fund will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their objectives.

Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"), requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging).

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives ("OTC"), including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

DIREXION ANNUAL REPORT
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Collateral requirements generally differ by type of derivative. Collateral terms are contract specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivative counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of October 31, 2015, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following tables.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at October 31, 2015 is detailed in the following tables. If such credit risk-related contingencies were triggered, the counterparties would have the option to terminate any positions open under the master netting agreement.

Description: Swap Contract

Counterparty: Bank of America Merrill Lynch

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Total Bond Market Bear 1X Shares	$—	$—	$—	$—	$11,377	$—	$11,377[1]	$—
Direxion Daily CSI 300 China A Share Bull 2X Shares	—	—	—	—	4,314,604	—	4,314,604[1]	—
Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares	—	—	—	—	1,771	—	—	1,771

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION ANNUAL REPORT
109

Description: Swap Contract

Counterparty: BNP Paribas

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Total Bond Market Bear 1X Shares	$3,876	$3,508	$—	$368	$3,508	$3,508	$—	$—
Direxion Daily CSI 300 China A Share Bull 2X Shares	469,259	469,259	—	—	1,270,614	469,259	801,355[1]	—
Direxion Daily S&P 500® Bull 2X Shares	1,931,770	—	1,931,770[1]	—	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Citibank N.A.

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI 300 China A Share Bull 2X Shares	$2,378,014	$—	$2,290,000	$88,014	$—	$—	$—	$—
Direxion Daily Pharmaceutical & Medical Bear 2X Shares	—	—	—	—	65,701	—	65,701[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION ANNUAL REPORT
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Description: Swap Contract

Counterparty: Credit Suisse International

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI 300 China A Share Bear 1X Shares	$376,678	$—	$230,000	$146,678	$—	$—	$—	$—
Direxion Daily Total Market Bear 1X Shares	—	—	—	—	11,796	—	11,796[1]	—
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—	—	—	—	11,554	—	11,554[1]	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	—	—	—	172,238	—	172,238[1]	—
Direxion Daily FTSE Developed Markets Bull 1.25X Shares	—	—	—	—	1,887	—	1,887[1]	—
Direxion Daily FTSE Emerging Markets Bull 1.25X Shares	—	—	—	—	43,171	—	25,292	17,879
Direxion Daily S&P 500 Bull 1.25X Shares	6,720	—	—	6,720	—	—	—	—
Direxion Daily Small Cap Bull 1.25X Shares	—	—	—	—	18,585	—	15,814	2,771
Direxion Daily CSI 300 China A Share Bull 2X Shares	—	—	—	—	151,899	—	151,899[1]	—
Direxion Daily Cyber Security Bull 2X Shares	—	—	—	—	76,820	—	76,820[1]	—
Direxion Daily Cyber Security Bear 2X Shares	85,166	—	85,166[1]	—	—	—	—	—
Direxion Daily Pharmaceutical & Medical Bull 2X Shares	—	—	—	—	500,574	—	500,574[1]	—
Direxion Daily Pharmaceutical & Medical Bear 2X Shares	606,389	—	606,389[1]	—	—	—	—	—
Direxion Daily S&P 500® Bull 2X Shares	74,914	—	—	74,914	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.
DIREXION ANNUAL REPORT
111

Description: Swap Contract

Counterparty: Deutsche Bank AG London

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$—	$—	$—	$1,088,945	$—	$1,088,945[1]	$—
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—	—	—	—	29,068	—	29,068[1]	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	—	—	—	200,052	—	200,052[1]	—
Direxion Daily FTSE Emerging Markets Bull 1.25X Shares	—	—	—	—	962	—	—	962

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Morgan Stanley Capital Services

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$—	$—	$—	$1,804,291	$—	$1,804,291[1]	$—
Direxion Daily Total Bond Market Bear 1X Shares	—	—	—	—	7,503	—	7,503[1]	—
Direxion Daily Total Market Bear 1X Shares	—	—	—	—	40,763	—	40,763[1]	—
Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares	694	—	—	694	—	—	—	—
Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares	114,710	—	—	114,710	—	—	—	—

DIREXION ANNUAL REPORT
112

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Pharmaceutical & Medical Bull 2X Shares	$11,079	$—	$—	$11,079	$—	$—	$—	$—
Direxion Daily Pharmaceutical & Medical Bear 2X Shares	—	—	—	—	30,213	—	30,213[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: UBS Securities LLC

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI 300 China A Share Bull 2X Shares	$2,696,652	$—	$2,580,000	$116,652	$—	$—	$—	$—
Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares	265,758	—	250,000	15,758	—	—	—	—
Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares	122,001	—	—	122,001	—	—	—	—
Direxion Daily Small Cap Bull 2X Shares	57,886	—	—	57,886	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

c) Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against, changes in the values of commodities, equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The Direxion Daily CSI 300 China A Share Bear IX Shares was invested in futures contracts during the period ended October 31, 2015.

DIREXION ANNUAL REPORT
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d) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries may require less disclosure as is required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

e) Security Transactions – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

f) Federal Income Taxes – Each Fund, with the exception of the Direxion Zacks MLP High Income Shares, intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of net investment income and net realized capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income and excise taxes.

The Direxion Zacks MLP High Income Shares fund intends to invest primarily in Master Limited Partnerships ("MLPs"), which are generally treated as publicly traded partnerships for federal income tax purposes. As such, the Direxion Zacks MLP High Income Shares fund will not qualify to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. The fund will instead be a fully taxable C-corporation for federal and state income tax purposes. Under current law, a corporate taxpayer is generally subject to a federal income tax rate of 35%. In addition, the fund will apportion its taxable income to the states in which its MLP investments have operations, and pay state income and franchise taxes in those states as applicable. The fund estimates its net state effective tax rate to be 2.6%. As a result, the Direxion Zacks MLP High Income Shares fund is accruing income tax expense and liability at an effective tax rate of 37.60% before the tax rate impact, if any, of recording valuation allowances against deferred tax assets. As a corporate taxpayer, the fund is not subject to the excise tax applicable to funds that are taxed as regulated investment companies.

The Direxion Zacks MLP High Income Shares deferred tax benefit is included in the Statement of Operations based on the component of income or gain (loss) to which the benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between carrying amounts of assets and liabilities for financial reporting and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of a deferred income tax asset will not be realized.

The Direxion Zacks MLP High Income Shares recognizes in the financial statements the impact of a tax position, if that position is more likely than not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

g) Income and Expenses – Interest income, including amortization of premium and discount, is recognized on an accrual basis. Distributions are recorded on the ex-dividend date. Distributions received from investments in MLPs are generally comprised of ordinary income, capital gains and return of capital from the MLPs. For financial statement purposes, the Funds use return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their respective tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end.

The Direxion Value Line® Mid- and Large-Cap High Dividend ETF, Direxion Value Line® Small- and Mid-Cap High Dividend ETF and Direxion Zacks MLP High Income Shares estimate the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For the period ended October 31, 2015, these Funds have estimated approximately 100%, 100% and 92% of the distributions from MLPs to be return of capital, respectively.

The Funds are charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs. Expenses that are not directly attributable to a series are generally allocated among the Trust's series in proportion to their respective average daily net assets.

DIREXION ANNUAL REPORT
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h) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

i) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon the occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

j) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  INCOME TAX AND DISTRIBUTION INFORMATION

The tax character of distributions paid during the periods ended October 31, 2015 and October 31, 2014 are presented in the following table. The tax character of distributions to shareholders made during the period may differ from their ultimate characterization for federal income tax purposes. For the year ended October 31, 2015, the Direxion Zacks MLP High Income Shares distributions were expected to be comprised of 100% return of capital.

	Period Ended October 31, 2015			Period Ended October 31, 2014
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion All Cap Insider Sentiment Shares	$704,441	$—	$—	$262,040	$—	$—
Direxion iBillionaire Index ETF	154,688	—	—	54,027	—	—
Direxion NASDAQ-100® Equal Weighted Index Shares	618,358	—	—	289,287	—	—
Direxion S&P 500® Volatility Response Shares	792,362	—	—	355,962	—	—
Direxion Value Line® Conservative Equity ETF[2]	76,852	—	—	—	—	—
Direxion Value Line® Mid- and Large-Cap High Dividend ETF[2]	128,979	—	—	—	—	—
Direxion Value Line® Small- and Mid-Cap High Dividend ETF[2]	327,306	—	112,732	—	—	—
Direxion Zacks MLP High Income Shares	—	—	7,595,500	—	—	1,370,500
Direxion Daily CSI 300 China A Share Bear 1X Shares[5]	—	—	—	—	—	—
Direxion Daily Total Bond Market Bear 1X Shares	—	—	—	—	—	—
Direxion Daily Total Market Bear 1X Shares	—	—	—	—	—	—
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	—	—	—	—	—
Direxion Daily FTSE Developed Markets Bull 1.25X Shares[1]	—	—	—	—	—	—
Direxion Daily FTSE Emerging Markets Bull 1.25X Shares[1]	—	—	—	—	—	—

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	Period Ended October 31, 2015			Period Ended October 31, 2014
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily S&P 500® Bull 1.25X Shares[1]	$14,773	$—	$—	$—	$—	$—
Direxion Daily Small Cap Bull 1.25X Shares[1]	—	—	—	—	—	—
Direxion Daily CSI 300 China A Share Bull 2X Shares[3]	—	—	—	—	—	—
Direxion Daily Cyber Security Bull 2X Shares[6]	—	—	—	—	—	—
Direxion Daily Cyber Security Bear 2X Shares[6]	—	—	—	—	—	—
Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares[4]	—	—	—	—	—	—
Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares[4]	—	—	—	—	—	—
Direxion Daily Pharmaceutical & Medical Bull 2X Shares[6]	—	—	—	—	—	—
Direxion Daily Pharmaceutical & Medical Bear 2X Shares[6]	—	—	—	—	—	—
Direxion Daily S&P 500® Bull 2X Shares	487,168	—	—	—	—	—
Direxion Daily Small Cap Bull 2X Shares	26,561	—	—	—	—	—

1  Commenced operations on January 7, 2015.

2  Commenced operations on March 11, 2015.

3  Commenced operations on April 16, 2015.

4  Commenced operations on June 10, 2015.

5  Commenced operations on June 17, 2015.

6  Commenced operations on September 16, 2015.

At October 31, 2015, the components of accumulated earnings/loss on a tax-basis were as follows:

Funds	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)	Total Accumulated Earnings (Losses)
Direxion All Cap Insider Sentiment Shares	$3,627,097	$61,896	$—	$(1,136,243)	$2,552,750
Direxion iBillionaire Index ETF	(1,679,713)	121,949	20,805	(29,224)	(1,566,183)
Direxion NASDAQ-100® Equal Weighted Index Shares	(1,342,897)	—	—	—	(1,342,897)
Direxion S&P 500® Volatility Response Shares	633,279	24,100	—	(1,404,870)	(747,491)
Direxion Value Line® Conservative Equity ETF	139,812	—	—	—	139,812
Direxion Value Line® Mid- and Large-Cap High Dividend ETF	(94,359)	—	—	—	(94,359)
Direxion Value Line® Small- and Mid-Cap High Dividend ETF	(766,451)	—	—	(578,178)	(1,344,629)
Direxion Daily CSI 300 China A Share Bear 1X Shares	(2,764,431)	—	—	—	(2,764,431)
Direxion Daily Total Bond Market Bear 1X Shares	(82,379)	—	—	(2,395,377)	(2,477,756)
Direxion Daily Total Market Bear 1X Shares	(183,519)	—	—	(1,800,128)	(1,983,647)
Direxion Daily 7-10 Year Treasury Bear 1X Shares	(160,144)	—	—	(677,152)	(837,296)

DIREXION ANNUAL REPORT
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Funds	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)	Total Accumulated Earnings (Losses)
Direxion Daily 20+ Year Treasury Bear 1X Shares	$(1,394,242)	$—	$—	$(1,831,863)	$(3,226,105)
Direxion Daily FTSE Developed Markets Bull 1.25X Shares	45,185	17,053	—	—	62,238
Direxion Daily FTSE Emerging Markets Bull 1.25X Shares	(174,700)	20,698	—	—	(154,002)
Direxion Daily S&P 500® Bull 1.25X Shares	14,303	—	—	—	14,303
Direxion Daily Small Cap Bull 1.25X Shares	(55,883)	—	—	—	(55,883)
Direxion Daily CSI 300 China A Share Bull 2X Shares	(44,010,235)	—	—	(752,011)	(44,762,246)
Direxion Daily Cyber Security Bull 2X Shares	(142,202)	—	—	(4,462)	(146,664)
Direxion Daily Cyber Security Bear 2X Shares	83,453	—	—	(74,844)	8,609
Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares	266,452	46,907	—	(314,153)	(794)
Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares	232,920	35,741	—	(502,817)	(234,156)
Direxion Daily Pharmaceutical & Medical Bull 2X Shares	(533,331)	—	—	(130,085)	(663,416)
Direxion Daily Pharmaceutical & Medical Bear 2X Shares	437,041	147,042	—	(127,100)	456,983
Direxion Daily S&P 500® Bull 2X Shares	1,968,691	—	—	—	1,968,691
Direxion Daily Small Cap Bull 2X Shares	57,886	63,165	—	—	121,051

At October 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion All Cap Insider Sentiment Shares	$131,050,388	$6,254,912	$(2,627,815)	$3,627,097
Direxion iBillionaire Index ETF	28,547,966	1,824,078	(3,503,791)	(1,679,713)
Direxion NASDAQ-100® Equal Weighted Index Shares	85,934,122	6,185,423	(7,528,320)	(1,342,897)
Direxion S&P 500® Volatility Response Shares	10,128,346	633,279	—	633,279
Direxion Value Line® Conservative Equity ETF	4,997,918	305,829	(166,017)	139,812
Direxion Value Line® Mid- and Large-Cap High Dividend ETF	11,014,088	249,405	(343,764)	(94,359)
Direxion Value Line® Small- and Mid-Cap High Dividend ETF	24,332,972	723,053	(1,489,504)	(766,451)
Direxion Daily CSI 300 China A Share Bear 1X Shares	9,007,588	—	—	—
Direxion Daily Total Bond Market Bear 1X Shares	670,500	—	—	—
Direxion Daily Total Market Bear 1X Shares	420,412	—	—	—
Direxion Daily 7-10 Year Treasury Bear 1X Shares	252,632	—	—	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	2,760,975	—	—	—
Direxion Daily FTSE Developed Markets Bull 1.25X Shares	1,127,087	48,130	—	48,130
Direxion Daily FTSE Emerging Markets Bull 1.25X Shares	1,105,807	—	(109,002)	(109,002)
Direxion Daily S&P 500® Bull 1.25X Shares	1,142,338	13,506	—	13,506
Direxion Daily Small Cap Bull 1.25X Shares	1,126,921	—	(31,178)	(31,178)
Direxion Daily CSI 300 China A Share Bull 2X Shares	11,413,429	3,605	—	3,605
Direxion Daily Cyber Security Bull 2X Shares	1,740,000	—	—	—
Direxion Daily Cyber Security Bear 2X Shares	1,750,093	—	—	—
Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares	471,824	—	—	—
Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares	357,750	—	—	—

DIREXION ANNUAL REPORT
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Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Daily Pharmaceutical & Medical Bull 2X Shares	$1,690,000	$—	$—	$—
Direxion Daily Pharmaceutical & Medical Bear 2X Shares	2,070,953	—	—	—
Direxion Daily S&P 500® Bull 2X Shares	4,506,375	—	—	—
Direxion Daily Small Cap Bull 2X Shares	2,056,027	—	—	—

The difference between the book cost of investments and the tax cost of investments is primarily attributable to tax deferral of losses on wash sales.

Net investment income/(loss) and realized gains and losses for Federal income tax purposes may differ from those reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income/(loss) and realized gains and losses due to differences between financial reporting and tax reporting be classified between various components of net assets. The permanent differences primarily relate to tax treatment of redemptions in-kind, net operating losses, distribution reclasses, real estate investment trust ("REITs") and utilization of earning and profits distributed to shareholders on redemption of shares.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for net investment income/(loss) and realized gains and losses under GAAP and tax reporting:

Funds	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
Direxion All Cap Insider Sentiment Shares	$(23,231)	$19,653	$3,578
Direxion iBillionaire Index ETF	10,533	(620,141)	609,608
Direxion NASDAQ-100® Equal Weighted Index Shares	(29,099)	(4,983,575)	5,012,674
Direxion S&P 500® Volatility Response Shares	(5,989)	(1,054,733)	1,060,722
Direxion Value Line® Conservative Equity ETF	3,733	(168,217)	164,484
Direxion Value Line® Mid- and Large-Cap High Dividend ETF	23,823	(168,521)	144,698
Direxion Value Line® Small- and Mid-Cap High Dividend ETF	12,265	61,695	(73,960)
Direxion Daily CSI 300 China A Share Bear 1X Shares	642,509	(17,186,398)	16,543,889
Direxion Daily Total Bond Market Bear 1X Shares	54,522	—	(54,522)
Direxion Daily Total Market Bear 1X Shares	9,035	—	(9,035)
Direxion Daily 7-10 Year Treasury Bear 1X Shares	10,513	—	(10,513)
Direxion Daily 20+ Year Treasury Bear 1X Shares	64,428	—	(64,428)
Direxion Daily FTSE Developed Markets Bull 1.25X Shares	(3,405)	(137,327)	140,732
Direxion Daily FTSE Emerging Markets Bull 1.25X Shares	318	(94,866)	94,548
Direxion Daily S&P 500® Bull 1.25X Shares	(4,253)	(190,503)	194,756
Direxion Daily Small Cap Bull 1.25X Shares	(8,219)	(256,397)	264,616
Direxion Daily CSI 300 China A Share Bull 2X Shares	266,967	73,632	(340,599)
Direxion Daily Cyber Security Bull 2X Shares	3,561	—	(3,561)
Direxion Daily Cyber Security Bear 2X Shares	3,561	—	(3,561)
Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares	13,766	—	(13,766)
Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares	13,766	—	(13,766)
Direxion Daily Pharmaceutical & Medical Bull 2X Shares	3,222	—	(3,222)
Direxion Daily Pharmaceutical & Medical Bear 2X Shares	4,553	(4,152)	(401)
Direxion Daily S&P 500® Bull 2X Shares	110,784	(2,064,002)	1,953,218
Direxion Daily Small Cap Bull 2X Shares	28,916	(1,416,797)	1,387,881

In order to meet certain excise tax distribution requirements, each Fund, with the exception of the Direxion Zacks MLP High Income Shares, is required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, these Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2015.

DIREXION ANNUAL REPORT
118

At October 31, 2015, these Funds deferred, on a tax basis, qualified late year losses of:

Funds	Ordinary Late Year Loss Deferral
Direxion All Cap Insider Sentiment Shares	$—
Direxion iBillionaire Index ETF	—
Direxion NASDAQ-100® Equal Weighted Index Shares	—
Direxion S&P 500® Volatility Response Shares	—
Direxion Value Line® Conservative Equity ETF	—
Direxion Value Line® Mid- and Large-Cap High Dividend ETF	—
Direxion Value Line® Small- and Mid-Cap High Dividend ETF	—
Direxion Daily CSI 300 China A Share Bear 1X Shares	—
Direxion Daily Total Bond Market Bear 1X Shares	16,995
Direxion Daily Total Market Bear 1X Shares	7,913
Direxion Daily 7-10 Year Treasury Bear 1X Shares	7,708
Direxion Daily 20+ Year Treasury Bear 1X Shares	66,993
Direxion Daily FTSE Developed Markets Bull 1.25X Shares	—
Direxion Daily FTSE Emerging Markets Bull 1.25X Shares	—
Direxion Daily S&P 500® Bull 1.25X Shares	—
Direxion Daily Small Cap Bull 1.25X Shares	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	—
Direxion Daily Cyber Security Bull 2X Shares	111
Direxion Daily Cyber Security Bear 2X Shares	574
Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares	—
Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares	—
Direxion Daily Pharmaceutical & Medical Bull 2X Shares	46
Direxion Daily Pharmaceutical & Medical Bear 2X Shares	—
Direxion Daily S&P 500® Bull 2X Shares	—
Direxion Daily Small Cap Bull 2X Shares	—

Under current law, each Fund, with the exception of the Direxion Zacks MLP High Income Shares, may carryforward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carryforward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short-term capital losses.

At October 31, 2015, for Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains:

Funds	Expiring 10/31/19	10/31/18	10/31/17	Unlimited ST	Unlimited LT
Direxion All Cap Insider Sentiment Shares	$—	$—	$—	$592,914	$—
Direxion iBillionaire Index ETF	—	—	—	—	—
Direxion NASDAQ-100® Equal Weighted Index Shares	—	—	—	—	—
Direxion S&P 500® Volatility Response Shares	—	—	—	1,404,870	—
Direxion Value Line® Conservative Equity ETF	—	—	—	—	—
Direxion Value Line® Mid- and Large-Cap High Dividend ETF	—	—	—	—	—
Direxion Value Line® Small- and Mid-Cap High Dividend ETF	—	—	—	578,178	—
Direxion Daily CSI 300 China A Share Bear 1X Shares	—	—	—	—	—
Direxion Daily Total Bond Market Bear 1X Shares	72,234	—	—	2,305,631	—
Direxion Daily Total Market Bear 1X Shares	—	—	—	1,777,682	—
Direxion Daily 7-10 Year Treasury Bear 1X Shares	67,332	—	—	596,605	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	282,257	—	—	1,482,613	—
Direxion Daily FTSE Developed Markets Bull 1.25X Shares	—	—	—	—	—
Direxion Daily FTSE Emerging Markets Bull 1.25X Shares	—	—	—	—	—
Direxion Daily S&P 500® Bull 1.25X Shares	—	—	—	—	—

DIREXION ANNUAL REPORT
119

Funds	Expiring 10/31/19	Unlimited ST	Unlimited LT
Direxion Daily Small Cap Bull 1.25X Shares	$—	$—	$—
Direxion Daily CSI 300 China A Share Bull 2X Shares	—	—	—
Direxion Daily Cyber Security Bull 2X Shares	—	279	—
Direxion Daily Cyber Security Bear 2X Shares	—	74,270	—
Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares	—	314,153	—
Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares	—	502,817	—
Direxion Daily Pharmaceutical & Medical Bull 2X Shares	—	130,039	—
Direxion Daily Pharmaceutical & Medical Bear 2X Shares	—	—	—
Direxion Daily S&P 500® Bull 2X Shares	—	—	—
Direxion Daily Small Cap Bull 2X Shares	—	—	—

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management has reviewed all open tax years and concluded that there is no effect to the Funds' financial positions or results of operations and no tax liability was required to be recorded resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of October 31, 2015, open Federal and state income tax years include the tax years ended October 31, 2012, October 31, 2013, October 31, 2014 and October 31, 2015. The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Direxion Zacks MLP High Income Shares deferred tax asset as of October 31, 2015 are as follows:

Deferred tax assets:
Net operating loss carryforward	$92,590
Capital loss carryforward	10,410,291
Net unrealized depreciation on investments in securities	2,734,688
Total deferred tax assets before valuation allowance	13,237,569
Valuation allowance	(12,812,229)
Total deferred tax assets after valuation allowance	425,340
Less: deferred tax liabilities	—
Net deferred tax asset	$425,340

As of October 31, 2015 a valuation allowance of $12,812,229 was deemed necessary, as Direxion Zacks MLP High Income Shares does not believe that there is an ability to realize this portion of the deferred tax asset through future taxable income. The company does, however, believe it to be more likely than not that the remaining deferred tax asset of $425,340 will be realized through carrying back losses to previous tax years.

The net operating loss carryforward and capital loss carryforward are available to offset future taxable income. The Direxion Zacks MLP High Income Shares has the following net operating loss and capital loss amounts:

Capital loss	Amount	Expiration
Fiscal year ended: October 31, 2015	$27,685,077	October 31, 2020
Net operating loss	Amount	Expiration
Fiscal year ended: October 31, 2015	$246,234	October 31, 2035

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. Net operating losses may be carried forward for 20 years and, accordingly, would begin to expire as of October 31, 2035. Capital losses may be carried forward for 5 years and, accordingly, would begin to expire as of October 31, 2020.

DIREXION ANNUAL REPORT
120

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income/(loss) and realized and unrealized gains (losses) on investments before taxes for the period ended October 31, 2015 is as follows:

Income tax expense (benefit) at the federal statutory rate of 35%	$12,113,311
State income tax (benefit), net of federal benefit	900,723
Other differences	(2,311)
Change in valuation allowance	(12,812,229)
Total tax benefit	$199,494

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the year, the Direxion Zacks MLP High Income Shares re-evaluated its blended state income tax rate, decreasing the overall rate from 37.87% to 37.60% due to anticipated state apportionment of income and gains.

At October 31, 2015, the tax cost of investments, gross unrealized appreciation and depreciation of investments for federal income tax purposes of the Direxion Zacks MLP High Income Shares were as follows:

Tax cost of investments	$87,428,473
Gross unrealized appreciation	1,076,081
Gross unrealized depreciation	(14,926,722)
Net unrealized appreciation/(depreciation)	$(13,850,641)

4.  CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called "Creation Units." A Creation Unit consists of 50,000 shares. Creation Units of the Benchmark Funds and Bull Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. Creation Units of the Bear Funds are issued and redeemed for cash. Investors such as market makers, large investors and institutions who wish to deal in creation units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Transactions in shares for each Fund, include both cash and in-kind transactions, and are disclosed in detail in the Statements of Changes in Net Assets.

Transaction fees payable to the Trust are imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance and redemption of creation units. There is a fixed and a variable component to the total transaction fee. A fixed transaction fee is applicable to each creation or redemption transaction, regardless of the number of creation units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each creation unit purchased or redeemed is applicable to each creation or redemption transaction. Transaction fees received by each Fund are reflected in the Capital Share Transaction section of the Statements of Changes in Net Assets.

5.  INVESTMENT TRANSACTIONS

The table below displays each Fund's investment transactions during the period ended October 31, 2015. Purchases represent the aggregate purchases of investments excluding the cost of in-kind purchases, short-term investment purchases, swaps and futures contracts. Sales represent the aggregate sales of investments excluding proceeds from in-kind sales, short-term investments, swaps and futures contracts. Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion All Cap Insider Sentiment Shares	$680,662,914	$670,444,164	$91,808,087	$—
Direxion iBillionaire Index ETF	54,569,820	54,294,229	3,796,409	10,532,889
Direxion NASDAQ-100® Equal Weighted Index Shares	36,091,596	36,166,338	74,054,224	25,318,765
Direxion S&P 500® Volatility Response Shares	50,346,765	52,295,765	1,976,244	3,689,739
Direxion Value Line® Conservative Equity ETF[2]	10,756,327	779,178	—	5,147,448
Direxion Value Line® Mid- and Large-Cap High Dividend ETF[2]	15,123,310	5,136,316	6,052,062	5,160,961

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121

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Value Line® Small- and Mid-Cap High Dividend ETF[2]	$33,255,221	$23,510,055	$16,369,996	$1,142,317
Direxion Zacks MLP High Income Shares	127,522,653	133,816,491	84,155,233	17,307,264
Direxion Daily CSI 300 China A Share Bear 1X Shares[5]	—	—	—	—
Direxion Daily Total Bond Market Bear 1X Shares	—	—	—	—
Direxion Daily Total Market Bear 1X Shares	—	—	—	—
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	—	—	—
Direxion Daily FTSE Developed Markets 1.25X Shares[1]	2,369,074	—	—	1,356,807
Direxion Daily FTSE Emerging Markets 1.25X Shares[1]	2,344,315	—	—	1,324,169
Direxion Daily S&P 500® 1.25X Shares[1]	2,357,982	—	1,292,423	2,679,196
Direxion Daily Small Cap Bull 1.25X Shares[1]	2,363,424	—	1,296,826	2,742,098
Direxion Daily CSI 300 China A Share Bull 2X Shares[3]	57,080,672	17,698,183	41,235,386	77,366,261
Direxion Daily Cyber Security Bull 2X Shares[6]	—	—	—	—
Direxion Daily Cyber Security Bear 2X Shares[6]	—	—	—	—
Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares[4]	996,765	852,619	—	—
Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares[4]	998,637	829,618	—	—
Direxion Daily Pharmaceutical & Medical Bull 2X Shares[6]	599,457	598,992	—	—
Direxion Daily Pharmaceutical & Medical Bear 2X Shares[6]	—	—	—	—
Direxion Daily S&P 500® Bull 2X Shares	9,050,112	27,961,019	—	9,049,084
Direxion Daily Small Cap Bull 2X Shares	8,132,150	739,831	—	7,277,398

1  Represents the period from January 7, 2015 (commencement of operations) to October 31, 2015.

2  Represents the period from March 11, 2015 (commencement of operations) to October 31, 2015.

3  Represents the period from April 16, 2015 (commencement of operations) to October 31, 2015.

4  Represents the period from June 10, 2015 (commencement of operations) to October 31, 2015.

5  Represents the period from June 17, 2015 (commencement of operations) to October 31, 2015.

6  Represents the period from September 16, 2015 (commencement of operations) to October 31, 2015.

There were no purchases or sales of long-term U.S. Government securities in the Funds during the period ended October 31, 2015.

6.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Under an Investment Advisory Agreement between the Trust, on behalf of each Fund, the Adviser provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Pursuant to the Advisory Agreement, each Fund pays the Adviser investment advisory fees at an annual rate based on its average daily net assets. These rates are as follows:

Direxion All Cap Insider Sentiment Shares	0.45%
Direxion iBillionaire Index ETF	0.45%
Direxion NASDAQ-100® Equal Weighted Index Shares	0.30%
Direxion S&P 500® Volatility Response Shares	0.45%
Direxion Value Line® Conservative Equity ETF	0.45%
Direxion Value Line® Mid- and Large-Cap High Dividend ETF	0.45%
Direxion Value Line® Small- and Mid-Cap High Dividend ETF	0.45%
Direxion Zacks MLP High Income Shares	0.60%
Direxion Daily CSI 300 China A Share Bear 1X Shares	0.60%
Direxion Daily Total Bond Market Bear 1X Shares	0.45%
Direxion Daily Total Market Bear 1X Shares	0.45%
Direxion Daily 7-10 Year Treasury Bear 1X Shares	0.45%
Direxion Daily 20+ Year Treasury Bear 1X Shares	0.45%
Direxion Daily FTSE Developed Markets Bull 1.25X Shares	0.45%
Direxion Daily FTSE Emerging Markets Bull 1.25X Shares	0.45%
Direxion Daily S&P 500® Bull 1.25X Shares	0.45%
Direxion Daily Small Cap Bull 1.25X Shares	0.45%
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.75%
Direxion Daily Cyber Security Bull 2X Shares	0.75%
Direxion Daily Cyber Security Bear 2X Shares	0.75%

DIREXION ANNUAL REPORT
122

Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares	0.75%
Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares	0.75%
Direxion Daily Pharmaceutical & Medical Bull 2X Shares	0.75%
Direxion Daily Pharmaceutical & Medical Bear 2X Shares	0.75%
Direxion Daily S&P 500® Bull 2X Shares	0.50%
Direxion Daily Small Cap Bull 2X Shares	0.50%

The Adviser has contractually agreed to waive the investment advisory fee for certain Funds at least until September 1, 2017. The fee waived is not subject to recoupment. The amount of the waiver is based on a Fund's average daily net assets multiplied by the following rates:

Direxion S&P 500® Volatility Response Shares	0.10%
Direxion Value Line® Conservative Equity ETF	0.15%
Direxion Value Line® Mid- and Large-Cap High Dividend ETF	0.15%
Direxion Value Line® Small- and Mid-Cap High Dividend ETF	0.15%
Direxion Daily FTSE Developed Markets Bull 1.25X Shares	0.15%
Direxion Daily FTSE Emerging Markets Bull 1.25X Shares	0.15%
Direxion Daily S&P 500® Bull 1.25X Shares	0.15%
Direxion Daily Small Cap Bull 1.25X Shares	0.15%
Direxion Daily Cyber Security Bull 2X	0.15%
Direxion Daily Cyber Security Bear 2X	0.15%
Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares	0.15%
Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares	0.15%
Direxion Daily Pharmaceutical & Medical Bull 2X	0.15%
Direxion Daily Pharmaceutical & Medical Bear 2X	0.15%

Additionally, the Trust has entered into a Management Services Agreement with the Adviser. Under the Management Services Agreement, each Fund pays the Adviser management service fees of 0.02% of its average daily net assets. This fee compensates the Adviser for performing certain management, administration and compliance functions related to the Trust.

Each Fund is responsible for its own operating expenses. The Adviser has contractually agreed to waive its fees and/or reimburse the Funds' operating expenses to the extent that they exceed the following rates multiplied by the Fund's respective average daily net assets at least until September 1, 2017. Any expense waiver is subject to reimbursement by the Funds, as applicable, within the following three years if overall expenses fall below these percentage limitations.

Direxion All Cap Insider Sentiment Shares	0.65%
Direxion iBillionaire Index ETF	0.65%
Direxion NASDAQ-100® Equal Weighted Index Shares	0.35%
Direxion S&P 500® Volatility Response Shares	0.45%
Direxion Value Line® Conservative Equity ETF	0.38%
Direxion Value Line® Mid- and Large-Cap High Dividend ETF	0.38%
Direxion Value Line® Small- and Mid-Cap High Dividend ETF	0.38%
Direxion Zacks MLP High Income Shares	0.65%
Direxion Daily CSI 300 China A Share Bear 1X Shares	0.80%
Direxion Daily Total Bond Market Bear 1X Shares	0.65%
Direxion Daily Total Market Bear 1X Shares	0.65%
Direxion Daily 7-10 Year Treasury Bear 1X Shares	0.65%
Direxion Daily 20+ Year Treasury Bear 1X Shares	0.65%
Direxion Daily FTSE Developed Markets Bull 1.25X Shares	0.35%
Direxion Daily FTSE Emerging Markets Bull 1.25X Shares	0.35%
Direxion Daily S&P 500® Bull 1.25X Shares	0.35%
Direxion Daily Small Cap Bull 1.25X Shares	0.35%
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.95%
Direxion Daily Cyber Security Bull 2X Shares	0.80%
Direxion Daily Cyber Security Bear 2X Shares	0.80%
Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares	0.80%
Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares	0.80%
Direxion Daily Pharmaceutical & Medical Bull 2X Shares	0.80%
Direxion Daily Pharmaceutical & Medical Bear 2X Shares	0.80%
Direxion Daily S&P 500® Bull 2X Shares	0.60%
Direxion Daily Small Cap Bull 2X Shares	0.60%

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The table below presents amounts that the Adviser recouped, waived and the amounts available for potential recoupment by the Adviser.

			Potential Recoupment Amounts Expiring:			Total Potential
Funds	Expenses Recouped	Expenses Reimbursed	October 31, 2016	October 31, 2017	October 31, 2018	Recoupment Amount
Direxion All Cap Insider Sentiment Shares	$—	$102,586	$52,022	$59,039	$102,586	$213,647
Direxion iBillionaire Index ETF	—	125,027	—	37,316	125,027	162,343
Direxion NASDAQ-100® Equal Weighted Index Shares	—	120,583	54,528	69,093	120,583	244,204
Direxion S&P 500® Volatility Response Shares	—	162,960	57,589	75,991	162,960	296,540
Direxion Value Line® Conservative Equity ETF	—	60,077	—	—	60,077	60,077
Direxion Value Line® Mid- and Large-Cap High Dividend ETF	—	53,574	—	—	53,574	53,574
Direxion Value Line® Small- and Mid-Cap High Dividend ETF	—	54,421	—	—	54,421	54,421
Direxion Zacks MLP High Income Shares	—	185,339	—	117,292	185,339	302,631
Direxion Daily CSI 300 China A Share Bear 1X Shares	8,782	29,053	—	—	20,271	20,271
Direxion Daily Total Bond Market Bear 1X Shares	—	56,052	63,412	56,138	56,052	175,602
Direxion Daily Total Market Bear 1X Shares	—	72,748	89,859	83,335	72,748	245,942
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—	39,171	61,281	52,505	39,171	152,957
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	41,268	52,376	47,464	41,268	141,108
Direxion Daily FTSE Developed Markets Bull 1.25X Shares	—	39,090	—	—	40,143	40,143
Direxion Daily FTSE Emerging Markets Bull 1.25X Shares	—	38,869	—	—	38,869	38,869
Direxion Daily S&P 500 Bull 1.25X Shares	—	38,444	—	—	40,027	40,027
Direxion Daily Small Cap Bull 1.25X Shares	—	69,044	—	—	70,278	70,278
Direxion Daily CSI 300 China A Share Bull 2X Shares	4	38,867	—	—	38,863	38,863
Direxion Daily Cyber Security Bull 2X Shares	—	22,806	—	—	22,806	22,806
Direxion Daily Cyber Security Bear 2X Shares	—	22,841	—	—	22,841	22,841
Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares	—	36,773	—	—	36,773	36,773
Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares	—	36,831	—	—	36,831	36,831
Direxion Daily Pharmaceutical & Medical Bull 2X Shares	—	24,328	—	—	24,328	24,328
Direxion Daily Pharmaceutical & Medical Bear 2X Shares	—	24,174	—	—	24,174	24,174
Direxion Daily S&P 500® Bull 2X Shares	—	59,660	—	39,422	59,660	99,082
Direxion Daily Small Cap Bull 2X Shares	—	53,526	—	36,551	53,526	90,077

The Board has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No 12b-1 fees were charged by any Fund.

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124

7.  FAIR VALUE MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds' investments at October 31, 2015:

	Direxion All Cap Insider Sentiment Shares				Direxion iBillionaire Index ETF
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks	$134,672,568	$—	$—	$134,672,568	$26,785,219	$—	$—	$26,785,219
Short-Term Investments	4,917	—	—	4,917	83,034	—	—	83,034
Cash Equivalents	79,977	—	—	79,977	—	—	—	—
	Direxion NASDAQ-100® Equal Weighted Index Shares				Direxion S&P 500® Volatility Response Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks	$84,590,449	$—	$—	$84,590,449	$10,761,625	$—	$—	$10,761,625
Short-Term Investments	776	—	—	776	—	—	—	—
Cash Equivalents	178,822	—	—	178,822	12,647,700	—	—	12,647,700
	Direxion Value Line® Conservative Equity ETF				Direxion Value Line® Mid- and Large-Cap High Dividend ETF
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks	$5,137,730	$—	$—	$5,137,730	$9,482,420	$—	$—	$9,482,420
Master Limited Partnerships	—	—	—	—	1,437,309	—	—	1,437,309
Cash Equivalents	31,489	—	—	31,489	45,460	—	—	45,460
	Direxion Value Line® Small- and Mid-Cap High Dividend ETF				Direxion Zacks MLP High Income Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks	$19,543,288	$—	$—	$19,543,288	$—	$—	$—	$—
Master Limited Partnerships	4,023,233	—	—	4,023,233	73,502,349	—	—	73,502,349
Short-Term Investments	—	—	—	—	75,483	—	—	75,483
Cash Equivalents	133,024	—	—	133,024	—	—	—	—
	Direxion Daily CSI 300 China A Share Bear 1X Shares				Direxion Daily Total Bond Market Bear 1X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Short-Term Investments	$9,007,588	$—	$—	$9,007,588	$670,500	$—	$—	$670,500
Other Financial Instruments*	—	(2,462,842)	—	(2,462,842)	—	(18,512)	—	(18,512)
Cash Equivalents	130,296,722	—	—	130,296,722	2,364,867	—	—	2,364,867

DIREXION ANNUAL REPORT
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	Direxion Daily Total Market Bear 1X Shares				Direxion Daily 7-10 Year Treasury Bear 1X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Short-Term Investments	$420,412	$—	$—	$420,412	$252,632	$—	$—	$252,632
Other Financial Instruments*	—	(52,559)	—	(52,559)	—	(40,622)	—	(40,622)
Cash Equivalents	1,518,722	—	—	1,518,722	1,265,492	—	—	1,265,492
	Direxion Daily 20+ Year Treasury Bear 1X Shares				Direxion Daily FTSE Developed Markets Bull 1.25X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity	$—	$—	$—	$—	$1,149,531	$—	$—	$1,149,531
Short-Term Investments	2,760,975	—	—	2,760,975	25,686	—	—	25,686
Other Financial Instruments*	—	(372,290)	—	(372,290)	—	(1,887)	—	(1,887)
Cash Equivalents	12,251,641	—	—	12,251,641	183,303		—	183,303
	Direxion Daily FTSE Emerging Markets Bull 1.25X Shares				Direxion Daily S&P 500® Bull 1.25X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity	$971,513	$—	$—	$971,513	$1,127,812	$—	$—	$1,127,812
Short-Term Investments	25,292	—	—	25,292	28,032	—	—	28,032
Other Financial Instruments*	—	(44,133)	—	(44,133)	—	6,720	—	6,720
Cash Equivalents	177,627	—	—	177,627	174,471		—	174,471
	Direxion Daily Small Cap Bull 1.25X Shares				Direxion Daily CSI 300 China A Share Bull 2X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity	$1,079,929	$—	$—	$1,079,929	$1,067,021	$—	$—	$1,067,021
Short-Term Investments	15,814	—	—	15,814	10,350,013	—	—	10,350,013
Other Financial Instruments*	—	(18,585)	—	(18,585)	—	(193,192)	—	(193,192)
Cash Equivalents	195,277	—	—	195,277	36,248,983	—	—	36,248,983
	Direxion Daily Cyber Security Bull 2X Shares				Direxion Daily Cyber Security Bear 2X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Short-Term Investments	$1,740,000	$—	$—	$1,740,000	$1,750,093	$—	$—	$1,750,093
Other Financial Instruments*	—	(76,820)	—	(76,820)	—	85,166	—	85,166
Cash Equivalents	2,186,886	—	—	2,186,886	2,430,893	—	—	2,430,893
	Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares				Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Short-Term Investments	$471,824	$—	$—	$471,824	$357,750	$—	$—	$357,750
Other Financial Instruments*	—	266,452	—	266,452	—	234,940	—	234,940
Cash Equivalents	1,366,324	—	—	1,366,324	750,585	—	—	750,585
	Direxion Daily Pharmaceutical & Medical Bull 2X Shares				Direxion Daily Pharmaceutical & Medical Bear 2X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Short-Term Investments	$1,690,000	$—	$—	$1,690,000	$2,070,953	$—	$—	$2,070,953
Other Financial Instruments*	—	(489,495)	—	(489,495)	—	510,475	—	510,475
Cash Equivalents	2,130,140	—	—	2,130,140	2,547,104	—	—	2,547,104

DIREXION ANNUAL REPORT
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	Direxion Daily S&P 500® Bull 2X Shares				Direxion Daily Small Cap Bull 2X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Short-Term Investments	$4,506,375	$—	$—	$4,506,375	$2,056,027	$—	$—	$2,056,027
Other Financial Instruments*	—	2,006,684	—	2,006,684	—	57,886	—	57,886
Cash Equivalents	6,925,480	—	—	6,925,480	10,435,566	—	—	10,435,566

For further detail on each asset class, see Schedules of Investments.

*  Other financial instruments are derivative instruments not reflected in the Schedules of Investments, such as futures and swap contracts. Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no transfers between Level 1 and Level 2 securities during the period ended October 31, 2015. There were no Level 3 securities held by the Funds during the period ended October 31, 2015. It is the Funds' policy to recognize transfers into Level 3 at the value as of the beginning of the period.

8.  VALUATION OF DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund's financial position and results of operations.

Certain Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of October 31, 2015, certain Funds were invested in swap contracts and futures contracts. At October 31, 2015, the fair values of derivative instruments, by primary risk, were as follows:

	Asset Derivatives[1]
Swap Contracts Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily CSI 300 China A Share Bear 1X Shares	$376,678	$—	$376,678
Direxion Daily Total Bond Market Bear 1X Shares	—	3,876	3,876
Direxion Daily S&P 500® Bull 1.25X Shares	6,720	—	6,720
Direxion Daily CSI 300 China A Share Bull 2X Shares	5,543,925	—	5,543,925
Direxion Daily Cyber Security Bear 2X Shares	85,166	—	85,166
Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares	266,452	—	266,452
Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares	236,711	—	236,711
Direxion Daily Pharmaceutical & Medical Bull 2X Shares	11,079	—	11,079
Direxion Daily Pharmaceutical & Medical Bear 2X Shares	606,389	—	606,389
Direxion Daily S&P 500® Bull 2X Shares	2,006,684	—	2,006,684
Direxion Daily Small Cap Bull 2X Shares	57,886	—	57,886
Futures Contracts* Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily CSI 300 China A Share Bear 1X Shares	$53,716	$—	$53,716

DIREXION ANNUAL REPORT
127

	Liability Derivatives[2]
Swap Contracts Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily CSI 300 China A Share Bear 1X Shares	$2,893,236	$—	$2,893,236
Direxion Daily Total Bond Market Bear 1X Shares	—	22,388	22,388
Direxion Daily Total Market Bear 1X Shares	52,559	—	52,559
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—	40,622	40,622
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	372,290	372,290
Direxion Daily FTSE Developed Markets Bull 1.25X Shares	1,887	—	1,887
Direxion Daily FTSE Emerging Markets Bull 1.25X Shares	44,133	—	44,133
Direxion Daily Small Cap Bull 1.25X Shares	18,585	—	18,585
Direxion Daily CSI 300 China A Share Bull 2X Shares	5,737,117	—	5,737,117
Direxion Daily Cyber Security Bull 2X Shares	76,820	—	76,820
Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares	1,771	—	1,771
Direxion Daily Pharmaceutical & Medical Bull 2X Shares	500,574	—	500,574
Direxion Daily Pharmaceutical & Medical Bear 2X Shares	95,914	—	95,914

1  Statements of Assets and Liabilities location: Unrealized appreciation on swaps.

2  Statements of Assets and Liabilities location: Unrealized depreciation on swaps.

*  Cumulative appreciation(depreciation) of futures contracts as reported in the Schedule of Investments.

  Only current day's variation margin, if any, is reported in the Statements of Assets and Liabilities.

Transactions in derivative instruments during the year ended October 31, 2015, by primary risk, were as follows:

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily CSI 300 China A Share Bear 1X Shares	Swap Contracts	$17,183,454	$—	$(2,516,558)	$—
Direxion Daily CSI 300 China A Share Bear 1X Shares	Futures Contracts	(298,645)	—	53,716	—
Direxion Daily Total Bond Market Bear 1X Shares	Swap Contracts	—	(155,990)	—	79,734
Direxion Daily Total Market Bear 1X Shares	Swap Contracts	(130,084)	—	37,572	—
Direxion Daily 7-10 Year Treasury Bear 1X Shares	Swap Contracts	—	(102,194)	—	20,815
Direxion Daily 20+ Year Treasury Bear 1X Shares	Swap Contracts	—	(1,208,290)	—	181,458
Direxion Daily FTSE Developed Markets Bull 1.25X Shares	Swap Contracts	47,135	—	(1,887)	—
Direxion Daily FTSE Emerging Markets Bull 1.25X Shares	Swap Contracts	12,931	—	(44,133)	—
Direxion Daily S&P 500® Bull 1.25X Shares	Swap Contracts	41,482	—	6,720	—
Direxion Daily Small Cap Bull 1.25X Shares	Swap Contracts	57,321	—	(18,585)	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	Swap Contracts	(42,458,093)	—	(193,192)	—
Direxion Daily Cyber Security Bull 2X Shares	Swap Contracts	(69,733)	—	(76,820)	—
Direxion Daily Cyber Security Bear 2X Shares	Swap Contracts	(75,983)	—	85,166	—

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		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares	Swap Contracts	$(170,007)	$—	$266,452	$—
Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares	Swap Contracts	(335,818)	—	234,940	—
Direxion Daily Pharmaceutical & Medical Bull 2X Shares	Swap Contracts	(173,410)	—	(489,495)	—
Direxion Daily Pharmaceutical & Medical Bear 2X Shares	Swap Contracts	(49,340)	—	510,475	—
Direxion Daily S&P 500® Bull 2X Shares	Swap Contracts	1,080,359	—	821,119	—
Direxion Daily Small Cap Bull 2X Shares	Swap Contracts	1,634,968	—	(476,920)	—

1  Statements of Operations location: Net realized gain (loss) on futures and swap contracts.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on futures and swap contracts.

For the period ended October 31, 2015, the volume of the derivatives held by the Funds was as follows:

	Quarterly Average Gross Notional Amounts
	Long Equity Swap Contracts	Short Equity Swap Contracts	Short Futures Contracts
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$98,954,520	$47,918,468
Direxion Daily Total Bond Market Bear 1X Shares	—	3,255,866	—
Direxion Daily Total Market Bear 1X Shares	—	1,716,584	—
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—	1,464,533	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	12,624,370	—
Direxion Daily FTSE Developed Markets Bull 1.25X Shares	483,188	—	—
Direxion Daily FTSE Emerging Markets Bull 1.25X Shares	467,381	—	—
Direxion Daily S&P 500® Bull 1.25X Shares	653,392	—	—
Direxion Daily Small Cap Bull 1.25X Shares	594,292	—	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	82,062,124	—	—
Direxion Daily Cyber Security Bull 2X Shares	3,886,407	—	—
Direxion Daily Cyber Security Bear 2X Shares	—	4,049,798	—
Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares	3,634,144	—	—
Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares	3,455,732	—	—
Direxion Daily Pharmaceutical & Medical Bull 2X Shares	3,575,442	—	—
Direxion Daily Pharmaceutical & Medical Bear 2X Shares	—	4,714,932	—
Direxion Daily S&P 500® Bull 2X Shares	31,595,486	—	—
Direxion Daily Small Cap Bull 2X Shares	9,905,239	—	—

The Funds utilize this volume of derivatives in order to obtain leverage in order to meet the investment objectives of -100%, 125%, 200%, or -200% daily performance of their respective index.

9.  PRINCIPAL RISKS

Below are some of the principal risks of investing in the Funds. Please refer to the Funds' prospectus for a full discussion.

Counterparty Risk – A Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Funds' counterparties are generally required to post collateral to the Funds to the extent of the Funds' daily exposure to such counterparties. However, to the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described in this paragraph. In addition, there may be a delay
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associated with realization by the Funds of the collateral posted by such counterparties in the event of counterparty default or bankruptcy. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Correlation Risk – A number of factors may affect certain Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds' ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Liquidity Risk – In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Adviser. Additionally, certain counterparties may have the ability to demand repayment at any time, thereby exposing the Fund to the risk that it may be required to liquidate investments at an inopportune time. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with its underlying index.

10.  ADDITIONAL INFORMATION

During the year ended October 31, 2015, shares of the Direxion Daily S&P 500® Bull 2X Shares and Direxion Daily Small Cap Bear 2X Shares were adjusted to reflect a forward stock split. The effect of the forward stock split was to increase the number of shares outstanding and decrease the net asset value. The forward stock splits have no impact on the net assets of the Fund or the value of a shareholder's investment in the Fund. A summary of the forward stock splits is as follows:

Funds	Effective Date	Rate		Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Direxion Daily S&P 500® Bull 2X Shares	5/20/2015	4	:1	$150.57	$37.64	133,309	533,236
Direxion Daily Small Cap Bull 2X Shares	5/20/2015	4	:1	145.25	36.31	66,661	266,644

11.  SUBSEQUENT EVENTS

The Funds follow authoritative standards for accounting for and disclosure of events that occur after the Statements of Assets and Liabilities date but before the financial statements are issued or are available to be issued. These standards require the Funds to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

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On November 17, 2015, certain Funds declared income dividends with an ex-date of November 24, 2015 and payable date of December 2, 2015. The income per share for each Fund was as follows:

Funds	Per Share Income Distribution
Direxion Value Line® Conservative Equity ETF	$0.05398
Direxion Value Line® Small- and Mid-Cap High Dividend ETF	0.07847
Direxion Value Line® Mid- and Large-Cap High Dividend ETF	0.05983

On December 2, 2015, certain Funds declared capital gain distributions with an ex-date of December 10, 2015 and payable date of December 17, 2015. On December 16, 2015, certain Funds declared income and return of capital dividends with an ex-date of December 22, 2015 and payable date of December 30, 2015. The income, capital gain and return of capital dividend distribution per share for each Fund was as follows:

Funds	Per Share Income Distribution	Per Share Short-Term Capital Gain Distribution	Per Share Long-Term Capital Gain Distribution	Per Share Return of Capital Distribution
Direxion All Cap Insider Sentiment Shares	$0.05891	$—	$—	$—
Direxion iBillionaire Index ETF	0.09140	0.04643	0.02081	—
Direxion NASDAQ-100® Equal Weighted Index Shares	0.02405	—	—	—
Direxion S&P 500® Volatility Response Shares	0.25898	—	—	—
Direxion Value Line® Conservative Equity ETF	0.05269	—	—	—
Direxion Value Line® Mid- and Large-Cap High Dividend ETF	0.05560	—	—	—
Direxion Value Line® Small- and Mid-Cap High Dividend ETF	0.07303	—	—	—
Direxion Zacks MLP High Income Shares	—	—	—	0.40000
Direxion Daily FTSE Developed Markets Bull 1.25X Shares	0.45184	—	—	—
Direxion Daily FTSE Emerging Markets Bull 1.25X Shares	0.46856	—	—	—
Direxion Daily Small Cap Bull 1.25X Shares	0.09738	—	—	—
Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares	0.86162	—	—	—
Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares	0.63830	—	—	—
Direxion Daily Pharmaceutical & Medical Bear 2X Shares	—	1.49863	—	—

The Trust has evaluated subsequent events through the issuance of the Funds' financial statements and has determined, other than the disclosures stated, there are no other events that impacted the Funds' financial statements.

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Direxion Shares ETF Trust

Report of Independent Registered Public Accounting Firm

October 31, 2015

The Board of Trustees and Shareholders of Direxion Shares ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Direxion All Cap Insider Sentiment Shares, Direxion iBillionaire Index ETF, Direxion NASDAQ-100® Equal Weighted Index Shares, Direxion S&P 500® Volatility Response Shares, Direxion Value Line® Conservative Equity ETF, Direxion Value Line® Mid- and Large-Cap High Dividend ETF, Direxion Value Line® Small- and Mid-Cap High Dividend ETF, Direxion Zacks MLP High Income Shares, Direxion Daily CSI 300 China A Share Bear 1X Shares, Direxion Daily Total Bond Market Bear 1X Shares, Direxion Daily Total Market Bear 1X Shares, Direxion Daily 7-10 Year Treasury Bear 1X Shares, Direxion Daily 20+ Year Treasury Bear 1X Shares, Direxion Daily FTSE Developed Markets Bull 1.25X Shares, Direxion Daily FTSE Emerging Markets Bull 1.25X Shares, Direxion Daily S&P 500® Bull 1.25X Shares, Direxion Daily Small Cap Bull 1.25X Shares, Direxion Daily CSI 300 China A Share Bull 2X Shares, Direxion Daily Cyber Security Bull 2X Shares, Direxion Daily Cyber Security Bear 2X Shares, Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares, Direxion Daily MSCI Japan Currency Hedged Bull 2x Shares, Direxion Daily Pharmaceutical & Medical Bull 2X Shares, Direxion Daily Pharmaceutical & Medical Bear 2X Shares, Direxion Daily S&P 500® Bull 2X Shares, and Direxion Daily Small Cap Bull 2X Shares (26 of the series constituting the Direxion Shares ETF Trust ("the Funds")) as of October 31, 2015, and the related statements of operations for the periods then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at October 31, 2015, the results of their operations for the periods then ended, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 22, 2015

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132

Direxion Shares ETF Trust

Supplemental Information (Unaudited)

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction ("DRD"), the individual qualified dividend rate ("QDI"), the qualified interest income rate ("QII"), and the qualified short-term gain rate ("QSTG") is presented below.

Funds	DRD	QDI	QII	QSTG
Direxion All Cap Insider Sentiment Shares	74.92%	74.92%	0.00%	0.00%
Direxion iBillionaire Index ETF	96.73%	96.73%	0.00%	16.68%
Direxion NASDAQ-100® Equal Weighted Index Shares	44.08%	44.08%	0.00%	0.00%
Direxion S&P 500® Volatility Response Shares	64.15%	64.15%	0.00%	52.80%
Direxion Value Line® Conservative Equity ETF	100.00%	100.00%	0.00%	0.00%
Direxion Value Line® Mid- and Large-Cap High Dividend ETF	96.71%	96.71%	0.00%	0.00%
Direxion Value Line® Small- and Mid-Cap High Dividend ETF	95.12%	95.12%	0.00%	0.00%
Direxion Zacks MLP High Income Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily CSI 300 China A Share Bear 1X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Total Bond Market Bear 1X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Total Market Bear 1X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily 7-10 Year Treasury Bear 1X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily 20+ Year Treasury Bear 1X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily FTSE Developed Markets Bull 1.25X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily FTSE Emerging Markets Bull 1.25X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily S&P 500® Bull 1.25X Shares	37.47%	37.47%	0.00%	0.00%
Direxion Daily Small Cap Bull 1.25X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Cyber Security Bull 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Cyber Security Bear 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily MXCI Japan Currency Hedged Bull 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Pharmaceutical & Medical Bull 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Pharmaceutical & Medical Bear 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily S&P 500® Bull 2X Shares	11.11%	11.11%	0.00%	65.65%
Direxion Daily Small Cap Bull 2X Shares	0.00%	0.00%	0.00%	0.00%

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2015. To the extent necessary to fully distribute such capital gain, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

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Direxion Shares ETF Trust

Trustees and Officers

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The SAI includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 47	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Managing Director of Rafferty, 1999 – present.	149	None.
Eric W. Falkeis(2) Age: 41	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly, President Rafferty Asset Management, LLC, March 2013 – April 2014; formerly, Senior Vice President, USBFS, September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997 – 2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000 – 2003).	149	Trustee, Professionally Managed Portfolios (45 Funds).

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 72	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, Since 2002; Business Consultant, 1985 – present; Trustee of Trust Under Will of Charles S. Payson, 1987 – present; C.P.A., 1979 – present.	149	None.

(1)  Mr. O'Neill is affiliated with Rafferty. Mr. O'Neill is the Managing Director of Rafferty and owns a beneficial interest in Rafferty.

(2)  Mr. Falkeis is affiliated with Rafferty. Mr. Falkeis is the Chief Operating Officer of Rafferty.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 75 of the 131 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 16 of the 18 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, has no funds registered with the SEC.

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Direxion Shares ETF Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(1)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
John A. Weisser Age: 74	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, Since 1995; Salomon Brothers, Inc., 1971 – 1995, most recently as Managing Director.	149
					Director, The MainStay Funds Trust (39 Funds), The MainStay Funds (12 Funds), MainStay VP Fund Series (29 Funds), Mainstay Defined Term Municipal Opportunities Fund (1 Fund); Private Advisors Alternative Strategy Fund (1 Fund); Private Advisors Alternative Strategies Master Fund (1 Fund).
David L. Driscoll Age: 46	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	149	None.
Jacob C. Gaffey Age: 67	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	149	Director, Costa, Inc. (formerly A.T. Cross, Inc.).

(1)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 75 of the 131 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 16 of the 18 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, has no funds registered with the SEC.

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Direxion Shares ETF Trust

Trustees and Officers

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 35th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 47	Chief Executive Officer and Chief Investment Officer	One Year; Since 2008	Managing Director of Rafferty, 1999 – present.	149	N/A
Eric W. Falkeis(2) Age: 41	Principal Executive Officer	One Year; Since 2014	Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly, President, Rafferty Asset Management, LLC, March 2013 – April 2014; formerly, Senior Vice President, USBFS, September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997 – 2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000 – 2003).	149	Trustee, Professionally Managed Portfolios (45 Funds).
Patrick J. Rudnick Age: 42	Principal Financial Officer and Assistant Secretary	One Year; Since 2010
			Senior Vice President and Principal Financial Officer, Rafferty Asset Management, LLC, since March 2013; formerly Vice President, USBFS (2006 – 2013); formerly, Manager, PricewaterhouseCoopers LLP (1999 – 2006).	N/A	N/A

(1)  Mr. O'Neill serves as Chairman of the Board of Trustees of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.

(2)  Mr. Falkeis serves as a Trustee of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 75 of the 131 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 16 of the 18 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, has no funds registered with the SEC.

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Direxion Shares ETF Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(1)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Angela Brickl Age: 39	Chief Compliance Officer Secretary	One Year; Since 2012 One Year; Since 2011
			General Counsel and Chief Compliance Officer, Rafferty Asset Management, LLC, since October 2010; Summer Associate at Skadden, Arps, Slate, Meagher & Flom, LLP, May – August 2009; Summer Associate at Foley & Lardner, LLP May – August 2008; Vice President USBFS November 2003 – August 2007.	N/A	N/A

(1)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 75 of the 131 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 16 of the 18 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, has no funds registered with the SEC.

DIREXION ANNUAL REPORT
137

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

October 31, 2015

Provided below is a summary of certain of the factors the Board of Trustees ("Board") of Direxion Shares ETF Trust ("ETF Trust") considered in approving the Investment Advisory Agreement (the "Agreement") between Rafferty Asset Management, LLC ("Rafferty") and the ETF Trust, at its February 12, 2015 Board meeting on behalf of the Direxion Daily CSI 300 China A Share Bear 1X Shares, and at its May 18, 2015 Board meeting on behalf of the Direxion Daily Cyber Security Bull 2X Shares, Direxion Daily Cyber Security Bear 2X Shares, Direxion Daily Pharmaceutical Bull 2X Shares, Direxion Daily Pharmaceutical Bear 2X Shares, Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares, and the Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares, each a series of the ETF Trust. Each series of the ETF Trust listed above is referred to individually as a "Fund" and collectively as the "Funds."

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors discussed below. In determining whether to approve the Advisory Agreement, the Board considered the best interests of each Fund separately. The Board noted that the Funds had not yet commenced operations. Accordingly, the Board primarily considered the nature, extent and quality of the services to be provided by Rafferty, the advisory fee rates to be paid to Rafferty and each Fund's estimated expenses.

Nature, Extent and Quality of Services Provided.  The Board considered the nature, extent and quality of the services to be provided under the Agreement by Rafferty. The Board noted that Rafferty has provided services to the ETF Trust, as well as the Direxion Funds and Direxion Insurance Trust, since their respective inception dates and has developed an expertise in managing funds with investment strategies similar to the Funds. The Board considered Rafferty's representations that it has the financial resources and appropriate staffing to manage the Funds and to meet its contractual fee waivers and/or expense reimbursement obligations. The Board also considered that reports from Rafferty's Chief Compliance Officer have been provided to the Board at its regularly scheduled quarterly Board meetings, and the Board expects to continue receiving such reports. The Board considered that Rafferty will oversee all aspects of the operation of the Funds, including oversight of the Funds' service providers. Because the Funds had not commenced operations, they did not have any prior performance history. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services to be provided by Rafferty to the Fund under the Agreement were fair and reasonable.

Costs of Services Provided to the Funds and Profits Realized. The Board considered the fees to be paid to Rafferty on an annual basis, including contractual fee waivers. In this regard, Rafferty advised the Board that the advisory fee rates for the Funds are similar to the advisory fee rates for comparable exchange-traded funds and the advisory fee rates charged to comparable series of the ETF Trust. The Board also considered the total expense ratios for the Funds compared to comparable exchange-traded funds, or other products, with investment strategies similar to the Funds. The Board considered that Rafferty agreed to limit the total expenses for each Fund via contractual fee waivers and/or expense limitations. The Board considered the overall profitability of Rafferty's investment business and because the Funds had not commenced operations, Rafferty did not have any prior profit data related to the Funds. Based on these considerations, the Board determined that, in the exercise of its business judgment, the costs of the services to be provided and any profits that may be realized under the Agreement were fair and reasonable.

Economies of Scale. The Board considered whether economies of scale will be realized by Rafferty as each Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. The Board noted that the Funds had not yet commenced operations and did not yet have any assets.

Other Benefits. The Board considered Rafferty's representation that it believes that its relationship with the Funds may help to enable Rafferty to attract business to its other mutual fund accounts. The Board also considered that Rafferty's overall business with brokerage firms can help to lower commission rates and provide better execution for Fund portfolio transactions. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, such benefits to Rafferty would be fair and reasonable.

Conclusion. Based on, but not limited to, the above considerations and determinations, the Board, including the Independent Trustees, in the exercise of its business judgment, determined that the Agreement for each Fund was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment. On this basis, the Board unanimously voted in favor of the approval of the Agreement.

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Direxion Shares ETF Trust

Investment Advisory Agreement Approvals (Unaudited)

October 31, 2015

The Board of Trustees (the "Board") of the Direxion Shares ETF Trust (the "ETF Trust") is required under the Investment Company Act of 1940, as amended, (the "1940 Act") to annually approve the renewal of the Investment Advisory Agreement (the "Agreement") between Rafferty Asset Management ("Rafferty") and the ETF Trust, on behalf of the Direxion NASDAQ-100® Equal Weighted Index Shares, Direxion S&P 500® Volatility Response Shares, Direxion All Cap Insider Sentiment Shares, Direxion Zacks MLP High Income Shares, Direxion iBillionaire Index ETF, (collectively, the "Non-Leveraged Index Funds"), and the Direxion Daily 7-10 Year Treasury Bear 1X Shares, Direxion Daily 20+ Year Treasury Bear 1X Shares, Direxion Daily Total Market Bear 1X Shares, Direxion Daily Total Bond Market Bear 1X Shares, Direxion Daily S&P 500® Bull 1.25X Shares, Direxion Daily Small Cap Bull 1.25X Shares, Direxion Daily FTSE Developed Markets Bull 1.25X Shares, Direxion Daily FTSE Emerging Markets Bull 1.25X Shares, Direxion Daily CSI 300 China A Share Bull 2X Shares, Direxion Daily S&P 500® Bull 2X Shares, Direxion Daily Small Cap Bull 2X Shares, (collectively, the "Leveraged Index Funds"), each a series of the ETF Trust. Each series of the ETF Trust is referred to herein as a "Fund" and collectively as the "Funds." Below is a summary of certain factors the Board, including the trustees who are not "interested persons" as defined in the 1940 Act, considered at its August 13, 2015 Board meeting when approving the renewal of the Agreement for each Fund.

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors. In addition, the Board noted that the Trustees have considered various reports and information provided throughout the year at their regular Board meetings and otherwise, and that the Independent Board members had met separately on August 5, 2015, to consider these specific contract renewals. In considering whether to renew the Agreement, the Board evaluated all information on a Fund-by-Fund basis and their determinations were made separately for each Fund. The Board requested, and Rafferty provided, information regarding these matters.

In each instance, the Board considered, among others, the following factors, to the extent applicable: (1) the nature, extent, and quality of the services provided; (2) the investment performance of each Fund; (3) the profitability of the advisory business to Rafferty; (4) the extent to which economies of scale have been taken into account in setting fee schedules; (5) whether fee levels reflect these economies of scale, if any, for the benefit of Fund shareholders; (6) comparisons of services and fees with contracts entered into by Rafferty with other clients (such as other institutional investors), if any; and (7) other benefits derived or anticipated to be derived and identified by Rafferty from its relationship with the Funds. In addition to being advised by independent legal counsel, the Board retained an independent consultant's services to evaluate certain information provided to the Board.

Nature, Extent and Quality of Services Provided. The Board reviewed the nature, extent and quality of the services provided, or to be provided, under the Agreement by Rafferty. The Board noted that Rafferty has provided services to the ETF Trust since its inception and has developed an expertise in managing the Funds, particularly those using a leveraged strategy. The Board focused on the quality of personnel and operations at Rafferty and the systems and processes required to manage the Leveraged and Non-Leveraged Index Funds effectively and noted that these processes may not be present at other investment advisers. In particular the Board considered the following:

•  the investment objective of each Fund and Rafferty's relative success in achieving the investment objective of each Fund;

•  that the daily investment objectives of the Leveraged Index Funds require daily rebalancing and the utilization of complex financial instruments which is not typical of traditional index funds;

•  the size and experience of Rafferty's portfolio management staff and respective portfolio management staff's relevant experience and specific expertise required to manage the Funds; and

•  the daily rebalancing activity required by Rafferty due to the frequent and large trading in the Leveraged Index Funds.

The Board also considered Rafferty's representation that it has the financial resources and appropriate staffing to manage the Funds and meet its expense reimbursement obligations, if any. The Board considered that Rafferty oversees all aspects of the operation of the Funds, including oversight of the Funds' service providers, and provides compliance services to the Funds.

DIREXION ANNUAL REPORT
139

Direxion Shares ETF Trust

Investment Advisory Agreement Approvals (Unaudited)

October 31, 2015

Based on its review and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services provided by Rafferty to the Funds under the Agreement were fair and reasonable, and benefited shareholders.

Performance of the Funds. The Board considered relative performance information for each Fund. The Board utilized performance reports provided to the Board in anticipation of the meeting, as well as performance reports provided at regular Board meetings throughout the year for the Funds.

Leveraged Index Funds: The Board considered Rafferty's explanation that because the investment objective of each Leveraged Index Fund is to seek investment results that correlate to a multiple of the daily performance of an underlying index, the performance of the Leveraged Index Funds is more appropriately compared to returns generated by an investment model that takes into account the leverage and compounding impact of each Leveraged Index Fund's investment strategy, rather than to the return of market indices. The Board noted that the correlation of each Leveraged Index Fund to the investment model during the applicable periods was within expected ranges. Rafferty discussed that any variations in return relative to the models were due to a combination of factors, including, but not limited to, fund expenses, the impact of cash flows into and out of a Fund or the use of foreign indices. The Board further noted that, given the nature of the Leveraged Index Funds' investment objectives, the correlation of a Leveraged Index Fund's performance to the performance of an investment model provided more meaningful information than a Leveraged Index Fund's total return.

Non-Leveraged Index Funds: The Board considered that the Non-leveraged Index Funds track the performance of various indices and that each Non-leveraged Fund Index has maintained a reasonable correlation to the index that it tracks. The Board also considered the performance of the Non-leveraged Index Funds versus the performance information provided by Morningstar, Inc. ("Morningstar") for a peer group of funds (the "Morningstar Peer Group"). The Board noted the Direxion All Cap Insider Sentiment Shares and the Direxion NASDAQ-100® Equal Weighted Index Shares outperformed each Fund's Morningstar Peer Group average returns for the one-year and three-year periods ended June 30, 2015. The Board also noted that both the Direxion Zacks High Income MLP ETF and the Direxion iBillionaire Index ETF underperformed the average return for each Fund's Morningstar Peer Group, however, each Fund commenced operations in 2014 and therefore have limited performance history.

Costs of Services Provided to the Funds and Profits Realized. The Board considered the fairness and reasonableness of the advisory fees payable to Rafferty under the Agreement given the investment advisory services provided, the costs of these services, the profitability of Rafferty and the comparability to advisory fees and total expenses of other exchange traded funds that offer strategies similar in nature to the Funds. The Board discussed the methodology used to prepare the comparative fee information for each Fund and noted that there are few fund complexes that have funds with substantially similar investment objectives and operations.

The Board reviewed information that was prepared by USBancorp Fund Services, LLC at the direction of Rafferty, using data from Morningstar that compared the advisory fee rates paid by each Fund to other funds with investment objectives similar to each Fund. The Board also noted that an independent consultant retained by the Board reviewed the methodology utilized to select the peer funds included in each Fund's peer group. The comparison reports provided to the Board included the advisory fee and net and gross total expense ratios, less any Rule 12b-1 fees for each Fund and funds included in its respective peer group.

For the Leveraged Index Funds, the Board considered that the Funds' net expense ratios are generally lower than, or equal to, those of their competitors, and the Funds' advisory fees for those Leveraged Index Funds that provide various levels of exposure, including -100%, 125%, 200% and -200%, exposure to their benchmarks, are generally the same as, or lower than, the fees for those of their competitors.

DIREXION ANNUAL REPORT
140

Direxion Shares ETF Trust

Investment Advisory Agreement Approvals (Unaudited)

October 31, 2015

The Board considered the selection of peer funds and the Morningstar category used for the Non-Leveraged Index Funds in the comparison information provided. The Board considered that each Non-Leveraged Fund's advisory fee rate and total expense ratio were both lower than the respective averages of each Non-Leveraged Fund's peer group.

The Board also considered that Rafferty contractually agreed to limit the total expenses of each Fund (subject to certain exclusions) for the upcoming fiscal years utilizing the Operating Expense Limitation Agreement.

The Board received information regarding the profitability of Rafferty. The Board considered the profitability of Rafferty's advisory business on a Fund-by-Fund basis. The Board reviewed the costs related to managing the advisory business, including regulatory compliance and other costs. The Board concluded that, in the exercise of its business judgment, the advisory fee rates for each Fund were fair and reasonable given the services provided by Rafferty.

Economies of Scale. The Board also considered Rafferty's representation that it believes that asset levels at this time are not sufficient to achieve economies of scale and do not warrant the addition of breakpoints. Rafferty noted that it was continuing its sales and marketing efforts to raise additional assets. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, any addition of breakpoints was not necessary at this time.

Other Benefits. The Board considered any indirect or "fall-out" benefits that Rafferty or its affiliates may derive from their relationship to the Funds. Such benefits may include Rafferty's ability to leverage its investment management personnel or infrastructure to manage other accounts. The Board also considered that Rafferty's overall business with brokerage firms helps to lower commission rates and provide better execution for Fund portfolio transactions. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the benefits to Rafferty were fair and reasonable.

Conclusion. Based on, but not limited to, the above considerations and determinations, the Board, including the Independent Trustees, in the exercise of its business judgment, determined that the investment advisory fee rates with respect to each Fund were fair and reasonable in light of the nature and quality of the services provided by Rafferty and that the continuation of the Agreement was in the best interests of the shareholders of the Funds. On this basis, the Board unanimously voted in favor of the continuance of the Agreement.

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141

ANNUAL REPORT OCTOBER 31, 2015

1301 Avenue of the Americas (6th Ave.), 35th Floor  New York, New York 10019  (800) 851-0511  www.direxioninvestments.com

Investment Adviser

Rafferty Asset Management, LLC
1301 Avenue of the Americas (6th Ave.), 35th Floor
New York, NY 10019

Administrator, Transfer Agent, Dividend Paying Agent & Shareholding Servicing Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Custodian

U.S. Bank, N.A.
1555 RiverCenter Dr., Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 01401
www.foreside.com

The Trust's Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC's website at www.sec.gov.

The Trust files complete schedules of portfolio holdings with the SEC on Form N-Q. The Form N-Q is available without change, upon request, by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

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At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Annual Report.

DIREXION ANNUAL REPORT

DIREXION SHARES ETF TRUST

ANNUAL REPORT OCTOBER 31, 2015

1301 Avenue of the Americas (6th Ave.), 35th Floor  New York, New York 10019  www.direxioninvestments.com

3X BULL FUNDS	3X BEAR FUNDS
Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily Mid Cap Bear 3X Shares
Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares
Direxion Daily Brazil Bull 3X Shares
Direxion Daily Developed Markets Bull 3X Shares	Direxion Daily Developed Markets Bear 3X Shares
Direxion Daily Emerging Markets Bull 3X Shares	Direxion Daily Emerging Markets Bear 3X Shares
Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares
Direxion Daily FTSE Europe Bull 3X Shares
Direxion Daily India Bull 3X Shares
Direxion Daily Japan Bull 3X Shares
Direxion Daily Latin America Bull 3X Shares
Direxion Daily Russia Bull 3X Shares	Direxion Daily Russia Bear 3X Shares
Direxion Daily South Korea Bull 3X Shares
Direxion Daily Energy Bull 3X Shares	Direxion Daily Energy Bear 3X Shares
Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares
Direxion Daily Gold Miners Index Bull 3X Shares	Direxion Daily Gold Miners Index Bear 3X Shares
Direxion Daily Healthcare Bull 3X Shares
Direxion Daily Homebuilders & Supplies Bull 3X Shares	Direxion Daily Homebuilders & Supplies Bear 3X Shares
Direxion Daily Junior Gold Miners Index Bull 3X Shares	Direxion Daily Junior Gold Miners Index Bear 3X Shares
Direxion Daily Natural Gas Related Bull 3X Shares
Direxion Daily Real Estate Bull 3X Shares	Direxion Daily Real Estate Bear 3X Shares
Direxion Daily Regional Banks Bull 3X Shares	Direxion Daily Regional Banks Bear 3X Shares
Direxion Daily Retail Bull 3X Shares
Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares
Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares
Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares
Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares

Table of Contents

Letter to Shareholders	4
Performance Summary	16
Expense Example	65
Allocation of Portfolio Holdings	69
Schedules of Investments	70
Statements of Assets and Liabilities	123
Statements of Operations	137
Statements of Changes in Net Assets	151
Financial Highlights	175
Notes to the Financial Statements	182
Report of Independent Registered Public Accounting Firm	228
Supplemental Information (Unaudited)	229
Trustees and Officers	231
Board Review of Investment Advisory Agreement	235

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LETTER TO SHAREHOLDERS

Dear Shareholders,

This Annual Report for the Direxion Shares exchange traded funds (the "ETFs") covers the period from November 1, 2014 to October 31, 2015 (the "Annual Period").

Market Review:

After three strong quarters of performance to begin 2014, equity markets entered the Annual Period amid an environment of low volatility and strong economic data. November began the Annual Period following a rally spurred by strong earnings and dovish commentary from the Federal Reserve Bank of St. Louis. December experienced a sharp pullback mid-month, as a free-fall in oil prices led to a spike in volatility over concerns of slowing growth in China and Europe. A subsequent pledge from the Federal Reserve Bank to be patient on interest rate increases in the U.S. was enough to bolster the S&P 500, before sending equity markets into a period of mixed returns into the New Year. January was a very volatile month as oil prices dropped further due to a weak economic outlook, before staging a comeback late in the month. Equity markets entered a period of choppy performance beginning in mid-March as the Federal Reserve announced inflation was short of its 2% target. Upside performance in April was mitigated by a slowdown in corporate earnings. Into late-May, gold saw a steep decline on the strength of the U.S. Dollar and expectations the Federal Reserve would move forward with its plan to raise rates. The healthcare industry was a standout performer for the Annual Period amid healthy M&A activity. Concerns over the Greek debt situation were a drag on equity market performance as the S&P 500 trended downward into the end of June. Global growth concerns were enough to send the Dow Jones Industrial Average into a correction in August. After a precipitous fall, which sent equity markets into negative territory for the Annual Period, equity markets staged a comeback in late August as China took steps to arrest its deepening economic slowdown. Period-end was characterized by continued uncertainty surrounding rate hikes and global growth as equity markets rallied back from August lows.

Fixed Income markets began the Annual Period amid an environment of uncertainty over potential Federal Reserve Bank interest rate hikes, but ended with a clearer picture regarding when and how much the Federal Reserve would raise rates. Returns for the Annual Period were positive to a tune of 3.89% as measured by the NYSE 7-10 Year Treasury Bond Index. Prices rose early in the Annual Period after commentary from Federal Reserve Chairwoman Yellen that they would remain patient with regard to any potential rise in interest rates. Weakness in crude oil prices was a favorable contributing factor for fixed income markets, as it helped to contain any rise in inflation. Into the New Year, renewed concerns over an uptick in inflation weighed on treasury markets as the probability of an interest rate increase became more likely. The ever-present interest rate hike fears and global growth concerns made conditions ripe for a selloff in February. A March rebound could be attributed again to further commentary from the Federal Reserve after its two-day policy meeting boosted confidence in a continued zero interest rate environment. Q2 2015 saw treasury yields rise on strong U.S. economic data and a correction in European bond markets, particularly long-duration German bonds. Summer months saw continued indecision from investors with treasury prices trending upwards, especially after a dovish September Federal Open Market Committee ("FOMC") meeting saw rates remain unchanged. Treasury yields continued to fall until an October FOMC meeting, where rates remained unchanged but a perceived likeliness of a December rate hike increased dramatically. Hawkish signals from the Federal Reserve, along with strong progress in the U.S. job market, have led many to expect a quantitative lift-off in December, when the FOMC could begin to raise rates for the first time since 2006.

European stocks saw some of the best returns in the International Markets over the Annual Period, despite the drama of a potential Greek exit from the Eurozone. Anemic gross domestic product growth continued throughout Western Europe, as the European Central Bank continued its version of quantitative easing. The Euro depreciated in value versus the U.S. Dollar, which may help the European economy moving forward as exports become more favorable and potential tourists gain purchasing power. Over the coming year, Europe will need to deal with a myriad of problems including a potential end to quantitative easing, a growing Syrian refugee problem and even a potential British exit from the Eurozone.

Over the course of the Annual Period, Latin American stocks saw especially poor returns. Corruption scandals plagued the economies of Mexico and Brazil, while plunging commodity prices adversely affected economies throughout Latin America,

DIREXION ANNUAL REPORT

including Venezuela, Chile and Peru. A strengthening U.S. Dollar has had a negative effect on most emerging economies, as many emerging countries' debts are denominated in U.S. dollars. While the United States begins to embark on a quantitative lift-off, emerging economies will likely have to grapple with rising interest rates.

Chinese equities had an interesting Annual Period, with the FTSE China 50 TR Index rising as much as 34% from November of 2014 to the end of April before plunging all the way down to -10%, finally finishing flat. Mainland Chinese listed stocks saw even wilder boom and busts prompting the People's Bank of China ("PBOC") to enact various measures. The PBOC cut benchmark interest rates six times over the Annual Period while the Government barred the short selling of stocks, infused over 200 billion U.S. dollars into the stock market, and cracked down on hedge fund managers they believed were responsible for the June stock market crash. Although the volatility has subsided over the past few months of the Annual Period, many will continue to keep an eye on the Chinese economy as its growth continues to slow and it continues its delicate transition from an export-driven economy to a consumer-driven economy.

Direxion Shares Operational Review:

The discussion below relates to the performance of the ETFs for the Annual Period. The ETFs are leveraged and seek daily investment results, before fees and expenses, of 300% or -300% of the performance of a particular benchmark.

The ETFs should not be held by investors for long periods and should be used as short-term trading vehicles. These products are not suitable for all investors, and should be utilized only by sophisticated investors who understand the risks associated with the use of leverage, the consequences of seeking daily leveraged investment results and intend to actively monitor and manage their investments.

The ETFs with the word "Bull" in their name attempt to provide investment results that correlate to 300% of the return of an index or benchmark, meaning the Bull Funds attempt to move in the same direction as the target index or benchmark. The Funds with the word "Bear" in their name attempt to provide investment results that correlate to -300% of the return of an index or benchmark, meaning that the Bear Funds attempt to move in the opposite or inverse direction of the target index or benchmark.

In seeking to achieve each ETFs daily investment results, Rafferty Asset Management, LLC ("Rafferty" or the "Adviser") relies upon a pre-determined investment model to generate orders resulting in repositioning each ETF's investment in accordance with its daily investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with an ETF's objective. As a consequence, if an ETF is performing as designed, the return of the index or benchmark will dictate the return for that ETF. Each ETF pursues its investment objective regardless of market conditions and does not take defensive positions.

Each ETF has a clearly articulated goal which requires the ETF to seek economic exposure in excess of its net assets. To meet its objectives, each ETF invests in some combination of financial instruments so it generates economic exposure consistent with the ETF's investment objective. These financial instruments include derivatives. Each ETF invests significantly in derivatives, including swap agreements. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of an ETF.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Additionally, such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security or index which will increase the volatility of the ETFs and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

DIREXION ANNUAL REPORT

Because each ETF seeks daily investment results of its relevant benchmark, a comparison of the return of the ETF to the relevant benchmark tells you little about whether an ETF has met its investment objective. To determine if an ETF has met its daily investment goals, Direxion maintains models which indicate the expected performance of each ETF in light of the path of the relevant benchmark (the "Index"). The models and a description of how they work are available on the Direxion Investments website (www.direxioninvestments.com) under Tools/Tracking Center. The models do not take into account the size of an ETF, the ETF's expense ratio or any transaction or trading fees associated with creating or maintaining an ETF's portfolio.

Factors Affecting Direxion Shares Performance:

Benchmark Performance – The daily performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark indexes during the past year are described below.

Leverage – Each ETF seeks daily investment results (before fees and expenses) of either 300% (for the Bull ETFs) or -300% (for the Bear ETFs) of the performance of its respective underlying index. The use of leverage magnifies an ETF's gains or losses and increases the investment's risk and volatility. The Bear ETFs seek to achieve inverse magnified correlation to their respective underlying indexes.

Volatility and Compounding – The goal of leveraged ETFs is to provide a multiple of the daily returns of an underlying index. Over periods longer than a single day, an ETF should not be expected to provide its respective multiple of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF's daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF's performance while trending, low volatility markets enhance an ETF's performance.

Cost of Financing – In order to attain leveraged exposure, a Bull ETF incurs a cost of LIBOR plus a spread and a Bear ETF receives LIBOR minus a spread as applied to the borrowed portion of the ETF's exposure. Because LIBOR is very low, financing costs create only a small drag on a Bull ETF's performance while a Bear ETF receives a negligible amount, or in the case of hard-to-borrow shares, might pay to finance its short position.

Optimized Baskets – Each Bull ETF holds a basket of equities designed to provide returns that track its underlying index. In order to decrease transaction costs, certain Bull ETFs hold only a representative sample, or optimized basket, that tracks closely over time but deviates from its underlying index in the short-term.

Equity Dividends and Bond Interest – Equity Bull ETFs are positively impacted by equity and index dividends as the ETFs receive those payments. Equity Bear ETFs are negatively impacted as they are obligated to pay the dividends. Treasury Bull ETFs receive interest, accrued on a daily basis, to account for the Treasury's semi-annual coupon payments while the Treasury Bear ETFs pay interest, accrued on a daily basis.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be larger than many traditional index ETFs' fees which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of leverage, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Direxion Shares Performance Review:

The Direxion Daily Mid Cap Bull 3X Shares and the Direxion Daily Mid Cap Bear 3X Shares seek to provide 300% and -300% of the daily return of the S&P Mid Cap 400® Index, respectively. The S&P MidCap® 400 Index measures the performance of the mid-cap segment of the U.S. equity universe. The Index is a capitalization-weighted index composed of 400 domestic common stocks. Standard & Poor's® selects the 400 stocks comprising the Index on the basis of market values and industry diversification. The Index represents approximately 7% of the U.S. equities market. The companies included in the Index

DIREXION ANNUAL REPORT

have an average market capitalization of more than $3.81 billion dollars and a median market capitalization of $3.37 billion dollars as of September 30, 2015. For the Annual Period, the S&P Mid Cap 400® Index returned 3.42%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the Index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Mid Cap Bull 3X Shares returned 1.27% and the Direxion Daily Mid Cap Bear 3X Shares returned -21.54%. The model indicated an expected return of 3.83% for the Direxion Daily Mid Cap Bull 3X Shares and an expected return of -20.15% for the Direxion Daily Mid Cap Bear 3X Shares.

The Direxion Daily S&P 500® Bull 3X Shares and the Direxion Daily S&P 500® 3X Shares seek to provide 300% and -300% of the daily return of the S&P 500® Index, respectively. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Standard & Poor's® selects the 500 stocks comprising the Index on the basis of market values and industry diversification. Most of the stocks in the Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and generally are listed on the New York Stock Exchange. The companies included in the Index have an average market capitalization of more than $36.89 billion dollars and a median market capitalization of $17.04 billion dollars as of September 30, 2015. For the Annual Period, the S&P 500® Index returned 5.20%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the Index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P 500® Bull 3X Shares returned 6.24% and Direxion Daily S&P 500® Bear 3X Shares returned -25.92%. The model indicated an expected return of 8.88% for the Direxion Daily S&P 500® Bull 3X Shares and an expected return of -24.78% for the Direxion Daily S&P 500® Bear 3X Shares.

The Direxion Daily Small Cap Bull 3X Shares and the Direxion Daily Small Cap Bear 3X Shares seek to provide 300% and -300% of the daily return of the Russell 2000® Index, respectively. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe and is comprised of the smallest 2000 companies in the Russell 3000® Index, representing approximately 10% of the total market capitalization of that Index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The companies included in the Index have an average market capitalization of more than $991.46 million dollars and a median market capitalization of $682.00 million dollars as of September 30, 2015. For the Annual Period, the Russell 2000® Index returned 0.34%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the Index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Small Cap Bull 3X Shares returned -8.50% and the Direxion Daily Small Cap Bear 3X Shares returned -19.18%. The model indicated an expected return of -6.93% for the Direxion Daily Small Cap Bull 3X Shares and an expected return of -15.86% for the Direxion Daily Small Cap Bear 3X Shares.

The Direxion Daily Brazil Bull 3X Shares seek to provide 300% of the daily return of the MSCI Brazil 25/50 Index. The MSCI Brazil 25/50 Index is designed to measure the performance of the large and mid-cap segments of the Brazil equity market, covering approximately 85% of the free float-adjusted market capitalization in Brazil. The companies included in the Index have an average market capitalization of more than $7.70 billion dollars and a median market capitalization of $2.89 billion dollars as of September 30, 2015. Additionally, as of September 30, 2015, the Index is concentrated in the financial sector, but this concentration may change in the future based on the Index's methodology and the varying nature of Brazil's economy. For the Annual Period, the MSCI Brazil 25/50 Index returned -45.60%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the Index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Brazil Bull 3X Shares returned -89.09%. The model indicated an expected return of -88.78% for the Direxion Daily Brazil Bull 3X Shares.

The Direxion Daily Developed Markets Bull 3X Shares and the Direxion Daily Developed Markets Bear 3X Shares seek to provide 300% and -300% of the daily return of the MSCI EAFE® Index, respectively. The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The Index consisted of 29 developed market country indices. The companies included in the Index have an average market capitalization of more than $17.46 billion dollars and a median market capitalization of $8.34 billion dollars as of September 30, 2015. For the Annual Period, the MSCI EAFE® Index returned -0.07%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the Index alone should

DIREXION ANNUAL REPORT

not generate expectations of annual performance of the ETFs. The Direxion Daily Developed Markets Bull 3X Shares returned -15.21% and the Direxion Daily Developed Markets Bear 3X Shares returned -11.24%. The model indicated an expected return of -13.06% for the Direxion Daily Developed Markets Bull 3X Shares and an expected return of -10.10% for the Direxion Daily Developed Markets Bear 3X Shares.

The Direxion Daily Emerging Markets Bull 3X Shares and the Direxion Daily Emerging Markets Bear 3X Shares seek to provide 300% and -300% of the daily return of the MSCI Emerging Markets IndexSM, respectively. The MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of September 30, 2015 the Index consisted of the following 26 emerging market country indices: Brazil, Chile, China, Colombia, Curacao, Czech Republic, Egypt, Greece, Hong Kong, Hungary, India, Indonesia, Malaysia, Malta, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey, and the United Arab Emirates. For the Annual Period, the MSCI Emerging Market IndexSM (Net) returned -14.53%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the Index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Emerging Markets Bull 3X Shares returned -48.34% and the Direxion Daily Emerging Markets Bear 3X Shares returned 23.56%. The model indicated an expected return of -47.03% for the Direxion Daily Emerging Markets Bull 3X Shares and an expected return of 27.60% for the Direxion Daily Emerging Markets Bear 3X Shares.

The Direxion Daily FTSE China Bull 3X Shares and the Direxion Daily FTSE China Bear 3X Shares seek to provide 300% and -300% of the daily return of the FTSE China 50 Index. The FTSE China 50 Index consists of the 50 largest and most liquid Chinese companies currently trading on the Hong Kong Stock Exchange (SEHK). Securities in the Index are weighted based on the total market value of their shares, so that securities with higher total market values will generally have a higher representation in the Index. Index constituents are screened for liquidity and weightings and are capped to prevent the Index from being overly concentrated in any one stock. As of September 30, 2015, the Index is concentrated in the financial, energy, technology and telecommunication sectors, but this concentration may change in the future based on the Index's methodology and the varying nature of China's economy. The Fund will concentrate its investment (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. For the Annual Period, the FTSE China 50 Index returned -1.12%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the Index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily FTSE China Bull 3X Shares returned -31.19% and the Direxion Daily FTSE China Bear 3X Shares returned -39.95%. The model indicated an expected return of -29.55% for the Direxion Daily FTSE China Bull 3X Shares and an expected return of -37.91% for the Direxion Daily FTSE China Bear 3X Shares.

The Direxion Daily FTSE Europe Bull 3X Shares seek to provide 300% of the daily return of the FTSE Developed Europe Index. The FTSE Developed Europe Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of the large- and mid-cap segments of the developed markets in Europe. As of June 30, 2015, the Index consisted of the following 26 developed market countries, including: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. As of September 30, 2015, the Index has an average market capitalization of $20.86 billion and a median market capitalization of $9.70 billion. For the Annual Period, the FTSE Developed Europe Index returned 0.35%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the Index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily FTSE Europe Bull 3X Shares returned -13.33%. The model indicated an expected return of -11.09% for the Direxion Daily FTSE Europe Bull 3X Shares.

The Direxion Daily India Bull 3X Shares seeks to provide 300% of the daily return of the Indus India Index. The Indus India Index, which is designed to replicate the Indian equity markets as a whole, through a group of 50 Indian stocks selected from a universe of the largest companies listed on two major Indian exchanges. The Index utilizes a proprietary measure called IndusCap, which takes into account restrictions on foreign ownership of Indian securities imposed by Indian regulators; and has thus been created specifically for use by funds managed on behalf of foreign investors (i.e. investors outside of India). The Indus India Index has 50 constituents, spread among the following sectors: Information Technology, Health Services, Financial Services, Heavy Industry, Consumer Products and Other. The Index is supervised by an index committee,

DIREXION ANNUAL REPORT

comprised of representatives of the Index Provider and members of academia specializing in emerging markets. For the Annual Period, the Indus India Index returned -8.96%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the Index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily India Bull 3X Shares returned -42.76%. The model indicated an expected return of -41.17% for the Direxion Daily India Bull 3X Shares.

The Direxion Daily Japan Bull 3X Shares seek to provide 300% of the MSCI Japan Index. The MSCI Japan Index is a free-float adjusted market capitalization weighted index that is designed to track the equity market performance of Japanese securities listed on Tokyo Stock Exchange, Osaka Stock Exchange, JASDAQ and Nagoya Stock Exchange. The MSCI Japan Index takes into account both price performance and income from dividend payments. For the Annual Period, the MSCI Japan Index returned 9.07%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the Index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Japan Bull 3X Shares returned -3.25%. The model indicated an expected return of -0.59% for the Direxion Daily Japan Bull 3X Shares.

The Direxion Daily Latin America Bull 3X Shares seek to provide 300% of the daily return of the S&P® Latin America 40 Index. The S&P® Latin America 40 Index is an equity index drawn from five major Latin American markets: Brazil, Mexico, Chile, Colombia, and Peru. It is designed for investors seeking broad market exposure through an index that is efficient to replicate. The Index constituents are leading, large, liquid, blue chip companies from the Latin American markets, and capturing 70% of their total market capitalization. The Index constituents are leading, large, liquid companies from the Latin American markets with an average market capitalization of $15.17 billion and a median market capitalization of $10.03 billion as of September 30, 2015. For the Annual Period, the S&P® Latin America 40 Index returned -33.80%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the Index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Latin America Bull 3X Shares returned -77.78%. The model indicated an expected return of -77.18% for the Direxion Daily Latin America Bull 3X Shares.

The Direxion Daily Russia Bull 3X Shares and the Direxion Daily Russia Bear 3X Shares seek to provide 300% and -300% of the daily return of the Market VectorsTM Russia Index, respectively. The Market VectorsTM Russia Index is a rules-based, modified capitalization weighted, float adjusted index, intended to represent the overall performance of publicly-traded companies that are domiciled and primarily listed on an exchange in Russia or that generate at least 50% of their revenues in Russia. Components of the Index must have a market capitalization of greater than $150 million on a rebalancing date to be eligible for the Index. Stocks whose market capitalizations fall below $75 million as of any rebalancing date will no longer be eligible for the Index. Stocks must have a three-month average daily trading volume value of at least $1 million to be eligible for the Index and issuers of such stocks must have traded at least 250,000 shares each month over the previous six months. The Index rebalances quarterly. For the Annual Period, the Market VectorsTM Russia Index returned -20.23%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the Index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Russia Bull 3X Shares returned -74.90% and the Direxion Daily Russia Bear 3X Shares returned -46.66%. The model indicated an expected return of -74.11% for the Direxion Daily Russia Bull 3X Shares and an expected return of -42.80% for the Direxion Daily Russia Bear 3X Shares.

The Direxion Daily South Korea Bull 3X Shares seeks to provide 300% of the MSCI Korea 25/50 Index. The MSCI Korea 25/50 Index is designed to measure the performance of the large and mid-cap segments of the South Korea equity market, covering approximately 85% of the free float-adjusted market capitalization in South Korea. The companies included in the Index have an average market capitalization of more than $7.76 billion dollars and a median market capitalization of $4.14 billion dollars as of September 30, 2015. Additionally, as of September 30, 2015, the Index is concentrated in the information technology sector, but this concentration may change in the future based on the Index's methodology and the varying nature of South Korea's economy. For the Annual Period, the MSCI Korea 25/50 Index returned -6.10%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the Index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily South Korea Bull 3X

DIREXION ANNUAL REPORT

Shares returned -27.35% during the Annual Period. The model indicated an expected return of -25.11% for the Direxion Daily South Korea Bull 3X Shares.

The Direxion Daily Energy Bull 3X Shares and the Direxion Daily Energy Bear 3X Shares seek to provide 300% and -300% of the daily return of the Energy Select Sector Index, respectively. The Energy Select Sector Index is provided by Standard & Poor's and includes domestic companies from the following industries: oil, gas & consumable fuels; and energy equipment & services. The companies included in each Select Sector Index are selected on the basis of general industry classification from a universe of companies defined by the S&P 500® Index. Nine Select Sector Indexes, including the Energy Select Sector Index, divide the companies that make up the S&P 500® Index. For the Annual Period, the Energy Select Sector Index returned -22.30%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the Index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Energy Bull 3X Shares returned -59.08% and the Direxion Daily Energy Bear 3X Shares returned 32.14%. The model indicated an expected return of -57.99% for the Direxion Daily Energy Bull 3X Shares and an expected return of 34.32% for the Direxion Daily Energy Bear 3X Shares.

The Direxion Daily Financial Bull 3X Shares and the Direxion Daily Financial Bear 3X Shares seek to provide 300% and -300% of the daily return of the Russell 1000® Financial Services Index, respectively. The Russell 1000® Financial Services Index is a subset of the Russell 1000® Index that measures the performance of the securities classified in the financial services sector of the large cap U.S. equity market. As of September 30, 2015, the Index had an average market capitalization of over $17.49 billion dollars and a median market capitalization of $6.90 billion dollars. For the Annual Period, the Russell 1000® Financial Services Index returned 5.41%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the Index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Financial Bull 3X Shares returned 5.96% and the Direxion Daily Financial Bear 3X Shares returned -28.22%. The model indicated an expected return of 8.60% for the Direxion Daily Financial Bull 3X Shares and an expected return of -26.43% for the Direxion Daily Financial Bear 3X Shares.

The Direxion Daily Gold Miners Index Bull 3X Shares and the Direxion Daily Gold Miners Index Bear 3X Shares seek to provide 300% and -300% of the daily return of the NYSE Arca Gold Miners Index, respectively. The NYSE Arca Gold Miners Index is comprised of publicly traded companies that operate globally in both developed and emerging markets, and are involved primarily in the mining for gold and silver. The companies included in the Index have an average market capitalization of more than $2.90 billion dollars and a median market capitalization of $1.52 billion dollars as of September 30, 2015. For the Annual Period, the NYSE Arca Gold Miners Index returned -14.30%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the Index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Gold Miners Index Bull 3X Shares returned -68.72% and the Direxion Daily Gold Miners Index Bear 3X Shares returned -65.65%. The model indicated an expected return of -67.67% for the Direxion Daily Gold Miners Index Bull 3X Shares and an expected return of -64.89% for the Direxion Daily Gold Miners Index Bear 3X Shares.

The Direxion Daily Healthcare Bull 3X Shares seeks to provide 300% of the daily return of the Health Care Select Sector Index. The Health Care Select Sector Index includes companies from the following industries: pharmaceuticals; health care providers & services; health care equipment & supplies; biotechnology; life sciences tools & services; and health care technology. The companies included in each Select Sector Index are selected on the basis of general industry classification from a universe of companies defined by the Standard & Poor's 500® Index. Nine Select Sector Indexes, including the Health Care Select Sector Index, divide the companies that make up the S&P 500 Index. For the Annual Period, the Health Care Select Sector Index returned 7.65%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the Index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Healthcare Bull 3X Shares returned 10.11%. The model indicated an expected return of 13.58% for the Direxion Daily Healthcare Bull 3X Shares. Deviation of the Direxion Daily Healthcare Bull 3X Shares from the model is due to compounding.

The Direxion Daily Homebuilders & Supplies 3X Bull Shares and the Direxion Daily Homebuilders & Supplies 3X Bear Shares seek to provide 300% and -300% of the daily return of the Dow Jones U.S. Select Home Construction Index, respectively.

DIREXION ANNUAL REPORT

The Dow Jones U.S. Select Home Construction Index measures U.S companies in the home construction sector that provide a wide range of products and services related to homebuilding, including home construction and producers, sellers and suppliers of building materials, furnishings and fixtures and also home improvement retailers. As of September 30, 2015, the Index was comprised of 42 stocks and the companies included in the Index have a median market capitalization of $2.07 billion and an average market capitalization of $8.77 billion. Since inception on August 19, 2015, the Dow Jones U.S. Select Home Construction Index returned -8.28%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the Index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Homebuilders & Supplies 3X Bull Shares returned -27.43% and the Direxion Daily Homebuilders & Supplies 3X Bear Shares returned 16.28%. The model indicated an expected return of -26.88% for the Direxion Daily Homebuilders & Supplies 3X Bull Shares and an expected return of 16.90% for the Direxion Daily Homebuilders & Supplies 3X Bear Shares.

The Direxion Daily Junior Gold Miners Index Bull 3X Shares and the Direxion Daily Junior Gold Miners Index Bear 3X Shares seek to provide 300% and -300% of the daily return of the Market VectorsTM Junior Gold Miners Index, respectively. The Market VectorsTM Junior Gold Miners Index is a cap-weighted total return index. It covers the largest and most liquid small-cap companies that derive 50%+ from Gold or Silver mining or have properties to do so. Companies must have $1 million ADTV, $250k shares/month and $150+ million market cap. The cap weight is limited to a maximum of 8% per company; the Index is reviewed quarterly. As of September 30, 2015 the average market cap of the Index was $493.37 million and the median market cap was $381.00 million. For the Annual Period, the Market VectorsTM Junior Gold Miners Index returned -16.82%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the Index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Junior Gold Miners Index Bull 3X Shares returned -78.75% and the Direxion Daily Junior Gold Miners Index Bear 3X Shares returned -77.88%. The model indicated an expected return of -78.10% for the Direxion Daily Junior Gold Miners Index Bull 3X Shares and an expected return of -77.19% for the Direxion Daily Junior Gold Miners Index Bear 3X Shares.

The Direxion Daily Natural Gas Related Bull 3X Shares seek to provide 300% of the daily return of the ISE-Revere Natural Gas IndexTM. The ISE-Revere Natural Gas IndexTM was created to provide investors with a product allowing them to quickly take advantage of both event-driven news and long term trends in the Natural Gas industry. The securities selected for the Index derive a substantial portion of their revenues from the exploration and production of natural gas. Eligible candidates are also screened by stock performance variables (such as P/E and ROE) as well as statistical factors. This is done to optimize the performance of the Index and to ensure that the Index has significant correlation to the price of natural gas. The Index uses an equal weighted methodology due to the diversity in market capitalization size among the component stocks. For this Annual Period, the ISE-Revere Natural Gas IndexTM returned -58.87%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the Index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Natural Gas Related Bull 3X Shares returned -96.97%. The model indicated an expected return of -96.89% for the Direxion Daily Natural Gas Related Bull 3X Shares.

The Direxion Daily Real Estate Bull 3X Shares and the Direxion Daily Real Estate Bear 3X Shares seek to provide 300% and -300% of the daily return of the MSCI U.S. REIT IndexSM, respectively. The MSCI U.S. REIT IndexSM is a free float market capitalization weighted index that is comprised of Equity REIT securities that belong to the MSCI US Investable Market 2500 Index. The MSCI U.S. REIT Index includes only REIT securities that are of reasonable size in terms of full and free float adjusted market capitalization to ensure that the performance of the Equity REIT universe can be captured and replicated in actual institutional and retail portfolios of different size. For the Annual Period, the MSCI U.S. REIT IndexSM returned 5.32%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the Index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Real Estate Bull 3X Shares returned 4.79% and the Direxion Daily Real Estate Bear 3X Shares returned -29.47%. The model indicated an expected return of 7.75% for the Direxion Daily Real Estate Bull 3X Shares and an expected return of -27.01% for the Direxion Daily Real Estate Bear 3X Shares.

The Direxion Daily Regional Banks Bull 3X Shares and the Direxion Daily Regional Banks Bear 3X Shares seek to provide 300% and -300% of the daily return of the Solactive Regional Bank Index, respectively. The Solactive Regional Bank Index attempts to include the 50 largest regional banks in the United States. The Index utilizes each security's free-float market

DIREXION ANNUAL REPORT

capitalization to determine the largest regional banks. Once the 50 largest regional bank securities are determined, the holdings are then equal weighted. As of September 30, 2015 the Index had a median market capitalization of $3.13 billion and an average market capitalization of $4.82 billion. Since inception on August 19, 2015, the Solactive Regional Bank Index returned -2.25%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the Index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Regional Banks Bull 3X Shares returned -11.78% and the Direxion Daily Regional Banks Bear 3X Shares returned -3.40%. The model indicated an expected return of -11.19% for the Direxion Daily Regional Banks Bull 3X Shares and an expected return of -2.95% for the Direxion Daily Regional Banks Bear 3X Shares.

The Direxion Daily Retail Bull 3X Shares seeks to provide 300% of the daily return of the Russell 1000® Retail Index. The Russell 1000® Retail Index is an index comprised of companies that sell to consumers those discretionary products supplied by manufacturers. These companies include specialty retailers as well as diversified retailers such as department stores, discount stores, and superstores. The Index does not include retailers selling consumer staples, such as supermarkets, drugstores, and liquor stores. For the Annual Period, the Russell 1000® Retail Index returned 27.08%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the Index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Retail Bull 3X Shares returned 85.90%. The model indicated an expected return of 90.10% for the Direxion Daily Retail Bull 3X Shares.

The Direxion Daily Semiconductor Bull 3X Shares and the Direxion Daily Semiconductor Bear 3X Shares seek to provide 300% and -300% of the daily return of the PHLX Semiconductor Sector Index, respectively. The PHLX Semiconductor Sector Index measures the performance of the semiconductor sub-sector of the U.S. equity market. Component companies are engaged in the design, distribution, manufacture and sale of semiconductors. As of September 30, 2015, the Index included companies with a median market capitalization of $10.66 billion. The average capitalization of the companies comprising the Index was approximately $22.91 billion. For the Annual Period, the PHLX Semiconductor Index returned 5.26%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the Index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Semiconductor Bull 3X Shares returned -2.49% and the Direxion Daily Semiconductor Bear 3X Shares returned -38.36%. The model indicated an expected return of 1.87% for the Direxion Daily Semiconductor Bull 3X Shares and an expected return of -38.42% for the Direxion Daily Semiconductor Bear 3X Shares.

The Direxion Daily S&P Biotech Bull 3X Shares and the Direxion Daily S&P Biotech Bear 3X Shares seek to provide 300% and -300% of the daily return of the S&P Biotechnology Select Industry Index, respectively. The S&P Biotechnology Select Industry Index is provided by Standard & Poor's and includes domestic companies from the biotechnology industry. As of September 30, 2015, the Index was comprised of 101 stocks concentrated in the energy and biotechnology sectors. As of September 30, 2015, the companies included in the Index have a median market capitalization of $1.26 billion and an average market capitalization of $8.12 billion. The components of the Index and the percentages represented by certain industries in the Index may change over time. Since inception on May 28, 2015, the S&P Biotechnology Select Industry Index returned -15.29%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the Index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P Biotech Bull 3X Shares returned -51.93% and the Direxion Daily S&P Biotech Bear 3X Shares returned 2.70%. The model indicated an expected return of -51.71% for the Direxion Daily S&P Biotech Bull 3X Shares and an expected return of 5.80% for the Direxion Daily S&P Biotech Bear 3X Shares.

The Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares and the Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares seek to provide 300% and -300% of the daily return of the S&P Oil & Gas Exploration & Production Select Industry Index, respectively. The S&P Oil & Gas Exploration & Production Select Industry Index is provided by Standard & Poor's and includes domestic companies from the oil and gas exploration and production sub-industry. As of September 30, 2015, the Index was comprised of 63 stocks concentrated in the energy and oil and gas sectors. As of September 30, 2015, the companies included in the Index have a median market capitalization of $3.61 billion and an average market capitalization of $15.73 billion. The components of the Index and the percentages represented by certain industries in the Index may change over time. Since inception on May 28, 2015, the S&P Oil & Gas Exploration & Production Select Industry Index returned -24.81%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods,

DIREXION ANNUAL REPORT

the annual return of the Index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares returned -66.28% and the Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares returned 41.93%. The model indicated an expected return of -66.14% for the Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares and an expected return of 46.86% for the Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares.

The Direxion Daily Technology Bull 3X Shares and the Direxion Daily Technology Bear 3X Shares seek to provide 300% and -300% of the daily return of the Technology Select Sector Index, respectively. The Technology Select Sector Index is provided by Standard & Poor's and includes domestic companies from the following industries: computers & peripherals; software; diversified telecommunications services; communications equipment; semiconductors & semiconductor equipment; internet software & services; IT services; electronic equipment, instruments & components; wireless telecommunication services; and office electronics. The companies included in each Select Sector Index are selected on the basis of general industry classification from a universe of companies defined by the S&P 500® Index. Nine Select Sector Indexes, including the Technology Select Sector Index, divide the companies that make up the S&P 500® Index. For the Annual Period, the Technology Select Sector Index returned 7.71%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the Index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Technology Bull 3X Shares returned 17.83% and the Direxion Daily Technology Bear 3X Shares returned -38.13%. The model indicated an expected return of 21.23% for the Direxion Daily Technology Bull 3X Shares and an expected return of -36.75% for the Direxion Daily Technology Bear 3X Shares.

The Direxion Daily 7-10 Year Treasury Bull 3X Shares and the Direxion Daily 7-10 Year Treasury Bear 3X Shares seek to provide 300% and -300% of the daily return of the NYSE 7-10 Year Treasury Bond Index, respectively. The NYSE 7-10 Year Treasury Bond Index is a multiple-security fixed income index that aims to track the total returns of the intermediate 7 to 10 year maturity range of the U.S. Treasury bond market. The Index constituent bonds are weighted by their relative amounts outstanding. For the Annual Period, the NYSE 7-10 Year Treasury Bond Index returned 3.89%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the Index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily 7-10 Year Treasury Bull 3X Shares returned 9.46% and Direxion Daily 7-10 Year Treasury Bear 3X Shares returned -16.95%. The model indicated an expected return of 10.77% for the Direxion Daily 7-10 Year Treasury Bull 3X Shares and an expected return of -13.01% for the Direxion Daily 7-10 Year Treasury Bear 3X Shares.

The Direxion Daily 20+ Year Treasury Bull 3X Shares and the Direxion Daily 20+ Year Treasury Bear 3X Shares seek to provide 300% and -300% of the daily return of the NYSE 20 Year Plus Treasury Bond Index, respectively. The NYSE 20 Year Plus Treasury Bond Index is a multiple-security fixed income index that aims to track the total returns of the long-term 20 year and greater maturity range of the U.S. Treasury bond market. The NYSE 20 Year Plus Treasury Bond Index constituent bonds are weighted by their relative amounts outstanding. For the Annual Period, the NYSE 20 Year Plus Treasury Bond Index returned 5.69%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the Index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily 20+ Year Treasury Bull 3X Shares returned 8.47% and the Direxion Daily 20+ Year Treasury Bear 3X Shares returned -29.13%. The model indicated an expected return of 10.36% for the Direxion Daily 20+ Year Treasury Bull 3X Shares and an expected return of -25.91% for the Direxion Daily 20+ Year Treasury Bear 3X Shares.

Index Volatility:

Over the Annual Period the CBOE Volatility Index (VIX), which reflects a market estimate for future volatility, rose 7.41% as the S&P 500 gained 5.19%. The VIX started the year at modest level of 14.03 and stayed within a range of 14-20 for most of November through July – a period in which the S&P 500 rose 5.86%. Commodities, as measured by the Bloomberg Commodity Index, fell 22.04% in this same period, a potential red flag for the broader market that came to fruition in August. With the Federal Reserve musing over its first rate hike since 2006 and concerns over global economic growth, uncertainty was evident. On Friday, August 21st, and Monday, August 24th, the S&P 500 fell 6.98% to 1,893.21 while the VIX Index rose over 100% to 40.74 in two trading days. Declines in Asian and European stock markets, and in oil and other

DIREXION ANNUAL REPORT

commodities, caused a rush into safety assets such as U.S. Treasury bonds, as well as a 91.79% increase in the VIX Index. Chinese equities stabilized by early September, thanks to aggressive measures by the Chinese government. The S&P 500 soon followed, rallying throughout October and finishing at 2,079.36. By the end of October the VIX retuned to a level of 15.07, again indicating moderate estimations for future volatility. A clearer path has emerged for the Federal Reserve to slowly raise interest rates in 2016, however jitters are still present regarding slowing global demand and a growing Syrian war crisis.

Index	Return	Volatility
S&P Mid Cap 400® Index	3.42%	14.48%
S&P 500® Index	5.20%	14.93%
Russell 2000® Index	0.34%	16.55%
MSCI Brazil 25/50 Index	-45.60%	34.70%
MSCI EAFE® Index	-0.07%	16.67%
MSCI Emerging Markets IndexSM	-14.53%	20.81%
FTSE China 50 Index	-1.12%	30.32%
FTSE Developed Europe Index	0.35%	17.71%
Indus India Index	-8.96%	23.79%
MSCI Japan Index	9.07%	18.38%
S&P® Latin America 40 Index	-33.80%	27.44%
Market VectorsTM Russia Index	-20.23%	46.03%
MSCI Korea 25/50 Index	-6.10%	18.34%
Energy Select Sector Index	-22.30%	25.27%
Russell 1000® Financial Services Index	5.41%	15.85%
NYSE Arca Gold Miners Index	-14.30%	49.12%
Health Care Select Sector Index	7.65%	17.71%
Dow Jones U.S. Select Home Construction Index[1]	-8.28%	29.38%
Market VectorsTM Junior Gold Miners Index	-16.82%	57.49%
ISE-Revere Natural Gas IndexTM	-58.87%	50.74%
MSCI U.S. REIT IndexSM	5.32%	16.43%
Solactive Regional Bank Index[1]	-2.25%	28.34%
Russell 1000® Retail Index	27.08%	15.98%
PHLX Semiconductor Sector Index	5.26%	22.68%
S&P Biotechnology Select Industry Index[2]	-15.29%	41.20%
S&P Oil & Gas Exploration & Production Select Industry Index[2]	-24.81%	41.65%
Technology Select Sector Index	7.71%	17.21%
NYSE 7-10 Year Treasury Bond Index	3.89%	6.44%
NYSE 20 Year Plus Treasury Bond Index	5.69%	15.02%

1  Reflects the period of August 19, 2015 to October 31, 2015

2  Reflects the period of May 28, 2015 to October 31, 2015

DIREXION ANNUAL REPORT

As always, we thank you for using the Direxion Shares and we look forward to our mutual success.

Best Regards,

Eric Falkeis	Patrick Rudnick
Principal Executive Officer	Principal Financial Officer

Past performance is not indicative of future results. One cannot invest directly in an index. Recent growth rate in the stock market has helped to produce short-term returns that are not typical, and may not continue in the future. Carefully consider the investment objectives, risks, and charges and expenses of the ETFs before investing. This and other information can be found in the ETFs' statutory and summary prospectus. To obtain a prospectus, please visit www.direxioninvestments.com or call 1.866.476.7523.

There is no guarantee the ETFs will achieve their intended objective. Investing in the ETFs may be more volatile than investing in broadly diversified ETFs. The use of leverage by an ETF means the ETFs are riskier than alternatives which do not use leverage.

Short-term performance, in particular, is not a good indication of the ETF's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, ETF performance may be subject to substantial short-term changes. For additional information, see the ETF's prospectus.

The ETFs are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Such investors are expected to monitor and manage their portfolios frequently. Investors in the ETFs should (a) understand the consequences of seeking daily investment results, (b) understand the risk of shorting, and (c) intend to actively monitor and manage their investments.

ADR (American Depository Receipt) is a negotiable certificate issued by a U.S. bank representing a specified number of shares (or one share) in a foreign stock that is traded on a U.S. exchange. GDR (Global Depository Receipt) is a bank certificate issued in more than one country for shares in a foreign company. The shares are held by a foreign branch of an international bank. LIBOR (London Interbank Offered Rate) is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks. REIT (Real Estate Investment Trust).

An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are non-diversified and include risks associated with concentration risk that results from the ETFs' investments in a particular industry or sector which can increase volatility. The use of derivatives such as futures contracts, forward contracts, options and swaps are subject to market risks that may cause their price to fluctuate over time. The ETF does not attempt to, and should not be expected to; provide returns which are a multiple of the return of the Index for periods other than a single day. For other risks including correlation, leverage, compounding, market volatility and specific risks regarding each sector, please read the prospectus.

The views of this letter were those of the Adviser as of October 31, 2015 and may not necessarily reflect his views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs' present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

DIREXION ANNUAL REPORT

Direxion Daily Mid Cap Bull 3X Shares

Performance Summary

January 8, 20091 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Mid Cap Bull 3X Shares (NAV)	1.27%	42.02%	29.71%	38.56%
Direxion Daily Mid Cap Bull 3X Shares (Market Price)	1.40%	42.02%	29.85%	38.75%
S&P Mid Cap 400® Index	3.42%	15.51%	13.41%	17.25%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.05%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Mid Cap® 400 Index measures the performance of the mid-cap segment of the U.S. equity universe. The index is a capitalization-weighted index composed of 400 domestic common stocks. The performance of the S&P Mid Cap® 400 Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of investment operations.

2   As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily Mid Cap Bear 3X Shares

Performance Summary

January 8, 20091 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Mid Cap Bear 3X Shares (NAV)	(21.54)%	(43.07)%	(43.54)%	(52.92)%
Direxion Daily Mid Cap Bear 3X Shares (Market Price)	(21.55)%	(43.13)%	(43.53)%	(52.91)%
S&P Mid Cap 400® Index	3.42%	15.51%	13.41%	17.25%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.35%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Mid Cap® 400 Index measures the performance of the mid-cap segment of the U.S. equity universe. The index is a capitalization-weighted index composed of 400 domestic common stocks. The performance of the S&P Mid Cap® 400 Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Performance Summary

November 5, 20081 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily S&P 500® Bull 3X Shares (NAV)	6.24%	45.75%	34.89%	26.48%
Direxion Daily S&P 500® Bull 3X Shares (Market Price)	6.22%	45.84%	34.81%	26.43%
S&P 500® Index	5.20%	16.20%	14.33%	13.40%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.99%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Most of the common stocks in the S&P 500 Index® are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and are generally listed on the New York Stock Exchange. The performance of the S&P 500® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of investment operations.

2   As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® Bear 3X Shares

Performance Summary

November 5, 20081 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily S&P 500® Bear 3X Shares (NAV)	(25.92)%	(43.02)%	(42.89)%	(47.46)%
Direxion Daily S&P 500® Bear 3X Shares (Market Price)	(26.04)%	(43.05)%	(42.85)%	(47.46)%
S&P 500® Index	5.20%	16.20%	14.33%	13.40%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.01%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Most of the common stocks in the S&P 500 Index® are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and are generally listed on the New York Stock Exchange. The performance of the S&P 500® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of investment operations.

2   As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily Small Cap Bull 3X Shares

Performance Summary

November 5, 20081 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Small Cap Bull 3X Shares (NAV)	(8.50)%	34.94%	21.72%	15.15%
Direxion Daily Small Cap Bull 3X Shares (Market Price)	(8.53)%	35.08%	21.73%	15.17%
Russell 2000® Index	0.34%	13.90%	12.06%	12.97%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.02%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

Russell 2000® Index measures the small cap segment of the U.S. equity universe and includes the smallest 2,000 securities in the Russell 3000® Index based on market cap. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of investment operations.

2   As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily Small Cap Bear 3X Shares

Performance Summary

November 5, 20081 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Small Cap Bear 3X Shares (NAV)	(19.18)%	(44.17)%	(47.36)%	(56.36)%
Direxion Daily Small Cap Bear 3X Shares (Market Price)	(19.47)%	(44.18)%	(47.37)%	(56.35)%
Russell 2000® Index	0.34%	13.90%	12.06%	12.97%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.05%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Russell 2000® Index measures the small cap segment of the U.S. equity universe and includes the smallest 2,000 securities in the Russell 3000® Index based on market cap. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of investment operations.

2   As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily Brazil Bull 3X Shares

Performance Summary

April 10, 20131 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily Brazil Bull 3X Shares (NAV)	(89.09)%	(71.19)%
Direxion Daily Brazil Bull 3X Shares (Market Price)	(89.13)%	(71.23)%
MSCI Brazil 25/50 Index	(45.60)%	(26.26)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.53%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Brazil 25/50 Index is designed to measure the performance of the large and mid cap segments of the Brazil equity market, covering approximately 85% of the free float-adjusted market capitalization in Brazil. The Index applies certain screens and weightings to take into account the investment limits placed on regulated investment companies ("RICs") under federal tax regulations. One such requirement is that at the end of each quarter of a RIC's tax year, no more than 25% of its assets may be invested in a single issuer and the sum of the weights of all issuers representing more than 5% of the RIC should not exceed 50% of its total assets. The Index aims to reflect these requirements in the selection and weighting of its component securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of investment operations.

2   As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily Developed Markets Bull 3X Shares

Performance Summary

December 17, 20081 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Developed Markets Bull 3X Shares (NAV)	(15.21)%	14.58%	0.29%	5.26%
Direxion Daily Developed Markets Bull 3X Shares (Market Price)	(15.16)%	14.62%	0.26%	5.34%
MSCI EAFE® Index	(0.07)%	8.02%	4.81%	8.70%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.11%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The performance of the MSCI EAFE® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily Developed Markets Bear 3X Shares

Performance Summary

December 17, 20081 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Developed Markets Bear 3X Shares (NAV)	(11.24)%	(30.17)%	(31.26)%	(41.87)%
Direxion Daily Developed Markets Bear 3X Shares (Market Price)	(11.54)%	(30.15)%	(31.24)%	(41.87)%
MSCI EAFE® Index	(0.07)%	8.02%	4.81%	8.70%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 2.11%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The performance of the MSCI EAFE® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2   As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily Emerging Markets Bull 3X Shares

Performance Summary

December 17, 20081 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Emerging Markets Bull 3X Shares (NAV)	(48.34)%	(20.85)%	(25.00)%	(4.92)%
Direxion Daily Emerging Markets Bull 3X Shares (Market Price)	(48.25)%	(20.82)%	(24.98)%	(4.89)%
MSCI Emerging Markets IndexSM	(14.53)%	(2.87)%	(2.80)%	8.51%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.09%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The performance of the MSCI Emerging Markets IndexSM does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of investment operations.

2   As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily Emerging Markets Bear 3X Shares

Performance Summary

December 17, 20081 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Emerging Markets Bear 3X Shares (NAV)	23.56%	(11.76)%	(19.61)%	(46.55)%
Direxion Daily Emerging Markets Bear 3X Shares (Market Price)	23.58%	(11.75)%	(19.65)%	(46.56)%
MSCI Emerging Markets IndexSM	(14.53)%	(2.87)%	(2.80)%	8.51%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.04%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The performance of the MSCI Emerging Markets IndexSM does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily FTSE China Bull 3X Shares

Performance Summary

December 3, 20091 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily FTSE China Bull 3X Shares (NAV)	(31.19)%	9.80%	(15.60)%	(9.23)%
Direxion Daily FTSE China Bull 3X Shares (Market Price)	(31.30)%	9.48%	(15.69)%	(9.24)%
FTSE China 50 Index	(1.12)%	4.63%	0.25%	0.64%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.09%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The FTSE China 50 Index consists of the 50 largest and most liquid Chinese companies currently trading on the Hong Kong Stock Exchange. Securities in the FTSE China 50 Index are weighted based on the total market value of their shares, so that the securities with the higher total market values will generally have a higher representation in the Index. Index constituents are screened for liquidity and weightings are capped to prevent the Index from being overly concentrated in any one stock. The performance of The FTSE China 50 Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily FTSE China Bear 3X Shares

Performance Summary

December 3, 20091 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily FTSE China Bear 3X Shares (NAV)	(39.95)%	(48.28)%	(36.65)%	(41.20)%
Direxion Daily FTSE China Bear 3X Shares (Market Price)	(40.01)%	(48.15)%	(36.66)%	(41.21)%
FTSE China 50 Index	(1.12)%	4.63%	0.25%	0.64%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.21%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The FTSE China 50 Index consists of the 50 largest and most liquid Chinese companies currently trading on the Hong Kong Stock Exchange. Securities in the FTSE China 50 Index are weighted based on the total market value of their shares, so that the securities with the higher total market values will generally have a higher representation in the Index. Index constituents are screened for liquidity and weightings are capped to prevent the Index from being overly concentrated in any one stock. The performance of The FTSE China 50 Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily FTSE Europe Bull 3X Shares

Performance Summary

January 22, 20141 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily FTSE Europe Bull 3X Shares (NAV)	(13.33)%	(18.26)%
Direxion Daily FTSE Europe Bull 3X Shares (Market Price)	(12.65)%	(17.85)%
FTSE Developed Europe Index	0.35%	(2.55)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.82%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The FTSE Developed Europe Index is provided by FTSE and includes 17 developed market countries: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United States. The Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of the large- and mid-cap segments of the developed markets comprised within the index. The performance of FTSE Developed Europe Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily India Bull 3X Shares

Performance Summary

March 11, 20101 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily India Bull 3X Shares (NAV)	(42.76)%	(7.56)%	(22.03)%	(16.27)%
Direxion Daily India Bull 3X Shares (Market Price)	(42.74)%	(7.61)%	(21.97)%	(16.27)%
Indus India Index	(8.96)%	6.20%	(1.97)%	0.97%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.14%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Indus India Index, which is designed to replicate the Indian equity markets as a whole, through a group of 50 Indian stocks selected from a universe of the largest companies listed on two major Indian exchanges. The performance of the Indus India Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily Japan Bull 3X Shares

Performance Summary

June 26, 20131 - October 31, 2015 (Unaudited)

	Average Annual Total Returns
	1 Year	Since Inception
Direxion Daily Japan Bull 3X Shares (NAV)	(3.25)%	7.70%
Direxion Daily Japan Bull 3X Shares (Market Price)	(3.01)%	7.81%
MSCI Japan Index	9.07%	8.01%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.82%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Japan Index is designed to measure the performance of the large and mid cap segments of the Japan equity market, covering approximately 85% of the free float-adjusted market capitalization in Japan. The performance of the MSCI Japan Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily Latin America Bull 3X Shares

Performance Summary

December 3, 20091 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Latin America Bull 3X Shares (NAV)	(77.78)%	(49.84)%	(45.14)%	(39.80)%
Direxion Daily Latin America Bull 3X Shares (Market Price)	(77.79)%	(49.92)%	(45.11)%	(39.80)%
S&P® Latin America 40 Index	(33.80)%	(15.05)%	(11.99)%	(8.75)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.32%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P® Latin America 40 Index is an equity index drawn from four major Latin American markets: Argentina, Brazil, Chile, and Mexico. It is designed for investors seeking broad market exposure through an index that is efficient to replicate. The performance of the S&P® Latin America 40 Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily Russia Bull 3X Shares

Performance Summary

May 25, 20111 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Russia Bull 3X Shares (NAV)	(74.90)%	(54.42)%	(57.60)%
Direxion Daily Russia Bull 3X Shares (Market Price)	(74.94)%	(54.51)%	(57.65)%
Market VectorsTM Russia Index	(20.23)%	(13.25)%	(14.21)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.16%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Market VectorsTM Russia Index is a rules-based, modified capitalization weighted, float adjusted index, intended to represent the overall performance of publically traded companies that are domiciled and primarily listed on an exchange in Russia or that generate at least 50% of their revenues in Russia. Components of the Index must have a market capitalization of greater than $150 million on a rebalancing date to be eligible for the Index. The Index rebalances quarterly.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily Russia Bear 3X Shares

Performance Summary

May 25, 20111 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Russia Bear 3X Shares (NAV)	(46.66)%	(27.56)%	(30.61)%
Direxion Daily Russia Bear 3X Shares (Market Price)	(46.70)%	(27.41)%	(30.58)%
Market VectorsTM Russia Index	(20.23)%	(13.25)%	(14.21)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.17%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Market VectorsTM Russia Index is a rules-based, modified capitalization weighted, float adjusted index, intended to represent the overall performance of publically traded companies that are domiciled and primarily listed on an exchange in Russia or that generate at least 50% of their revenues in Russia. Components of the Index must have a market capitalization of greater than $150 million on a rebalancing date to be eligible for the Index. The Index rebalances quarterly.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily South Korea Bull 3X Shares

Performance Summary

April 10, 20131 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily South Korea Bull 3X Shares (NAV)	(27.35)%	(11.91)%
Direxion Daily South Korea Bull 3X Shares (Market Price)	(27.39)%	(11.94)%
MSCI Korea 25/50 Index	(6.10)%	0.69%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 3.05%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Korea 25/50 Index is designed to measure the performance of the large and mid cap segments of the South Korea equity market, covering approximately 85% of the free float-adjusted market capitalization in South Korea. The Index applies certain screens and weightings to take into account the investment limits placed on regulated investment companies ("RICs") under federal tax regulations. One such requirement is that at the end of each quarter of a RIC's tax year, no more than 25% of its assets may be invested in a single issuer and the sum of the weights of all issuers representing more than 5% of the RIC should not exceed 50% of its total assets. The Index aims to reflect these requirements in the selection and weighting of its component securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily Energy Bull 3X Shares

Performance Summary

November 6, 20081 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Energy Bull 3X Shares (NAV)	(59.08)%	(11.49)%	(2.10)%	(5.88)%
Direxion Daily Energy Bull 3X Shares (Market Price)	(58.98)%	(11.50)%	(2.05)%	(5.86)%
Energy Select Sector Index	(22.30)%	(1.84)%	2.82%	4.29%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.00%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Energy Select Sector Index is provided by Standard & Poor's and includes domestic companies from the following industries: oil, gas & consumable fuels; and energy equipment & services. Each of the component securities of the Index is a constituent company of the S&P 500 Index. The performance of Energy Select Sector Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily Energy Bear 3X Shares

Performance Summary

November 6, 20081 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Energy Bear 3X Shares (NAV)	32.14%	(22.02)%	(36.26)%	(46.46)%
Direxion Daily Energy Bear 3X Shares (Market Price)	31.85%	(22.05)%	(36.25)%	(46.46)%
Energy Select Sector Index	(22.30)%	(1.84)%	2.82%	4.29%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.08%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Energy Select Sector Index is provided by Standard & Poor's and includes domestic companies from the following industries: oil, gas & consumable fuels; and energy equipment & services. Each of the component securities of the Index is a constituent company of the S&P 500 Index. The performance of Energy Select Sector Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Performance Summary

November 6, 20081 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Financial Bull 3X Shares (NAV)	5.96%	49.27%	26.73%	(4.35)%
Direxion Daily Financial Bull 3X Shares (Market Price)	6.22%	49.21%	26.73%	(4.34)%
Russell 1000® Financial Services Index	5.41%	17.57%	13.49%	10.79%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.98%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Russell 1000® Financial Services Index measures the performance of all financial services related securities in the Russell 1000® Index. The performance of the Russell 1000® Financial Services Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bear 3X Shares

Performance Summary

November 6, 20081 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Financial Bear 3X Shares (NAV)	(28.22)%	(46.75)%	(47.08)%	(63.53)%
Direxion Daily Financial Bear 3X Shares (Market Price)	(28.22)%	(46.71)%	(47.06)%	(63.52)%
Russell 1000® Financial Services Index	5.41%	17.57%	13.49%	10.79%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.05%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Russell 1000® Financial Services Index measures the performance of all financial services related to securities in the Russell 1000® Index. The performance of the Russell 1000® Financial Services Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily Gold Miners Index Bull 3X Shares

Performance Summary

December 8, 20101 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Gold Miners Index Bull 3X Shares (NAV)	(68.72)%	(83.89)%	(72.47)%
Direxion Daily Gold Miners Index Bull 3X Shares (Market Price)	(68.22)%	(83.88)%	(72.42)%
NYSE Arca Gold Miners Index	(14.30)%	(34.28)%	(25.21)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.04%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies that operate globally in both developed and emerging markets, and are involved primarily in the mining for gold and silver.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily Gold Miners Index Bear 3X Shares

Performance Summary

December 8, 20101 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Gold Miners Index Bear 3X Shares (NAV)	(65.65)%	10.34%	(3.50)%
Direxion Daily Gold Miners Index Bear 3X Shares (Market Price)	(66.37)%	10.21%	(3.64)%
NYSE Arca Gold Miners Index	(14.30)%	(34.28)%	(25.21)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.98%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies that operate globally in both developed and emerging markets, and are involved primarily in the mining for gold and silver.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily Healthcare Bull 3X Shares

Performance Summary

June 15, 20111 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Healthcare Bull 3X Shares (NAV)	10.11%	70.77%	54.81%
Direxion Daily Healthcare Bull 3X Shares (Market Price)	10.00%	70.71%	54.76%
Health Care Select Sector Index	7.65%	23.43%	19.79%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.05%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Health Care Select Sector Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily Homebuilders & Supplies Bull 3X Shares

Performance Summary

August 19, 20151 - October 31, 2015 (Unaudited)

Total Return[2]
Since Inception
Direxion Daily Homebuilders & Supplies Bull 3X Shares (NAV)	(27.43)%
Direxion Daily Homebuilders & Supplies Bull 3X Shares (Market Price)	(27.25)%
Dow Jones U.S. Select Home Construction Index	(8.28)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.05%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Dow Jones U.S. Select Home Construction Index measures U.S. companies in the home construction sector that provide a wide range of products and services related to homebuilding, including home construction and products, sellers and suppliers if building materials, furnishings and fixtures and also home improvement retailers.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of investment operations.

2   As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily Homebuilders & Supplies Bear 3X Shares

Performance Summary

August 19, 20151 - October 31, 2015 (Unaudited)

Total Return[2]
Since Inception
Direxion Daily Homebuilders & Supplies Bear 3X Shares (NAV)	16.28%
Direxion Daily Homebuilders & Supplies Bear 3X Shares (Market Price)	20.53%
Dow Jones U.S. Select Home Construction Index	(8.28)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.96%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Dow Jones U.S. Select Home Construction Index measures U.S. companies in the home construction sector that provide a wide range of products and services related to homebuilding, including home construction and products, sellers and suppliers if building materials, furnishings and fixtures and also home improvement retailers.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of investment operations.

2   As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily Junior Gold Miners Index Bull 3X Shares

Performance Summary

October 3, 20131 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily Junior Gold Miners Index Bull 3X Shares (NAV)	(78.75)%	(84.50)%
Direxion Daily Junior Gold Miners Index Bull 3X Shares (Market Price)	(78.93)%	(84.49)%
Market VectorsTM Junior Gold Miners Index	(16.82)%	(26.55)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.06%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Market VectorsTM Junior Gold Miners Index is composed of equity securities of issuers involved in the exploration and production of gold. The performance of the Market VectorsTM Junior Gold Miners Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily Junior Gold Miners Index Bear 3X Shares

Performance Summary

October 3, 20131 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily Junior Gold Miners Index Bear 3X Shares (NAV)	(77.88)%	(54.86)%
Direxion Daily Junior Gold Miners Index Bear 3X Shares (Market Price)	(77.69)%	(54.71)%
Market VectorsTM Junior Gold Miners Index	(16.82)%	(26.55)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.07%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Market VectorsTM Junior Gold Miners Index is composed of equity securities of issuers involved in the exploration and production of gold. The performance of the Market VectorsTM Junior Gold Miners Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of investment operations.

2   As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily Natural Gas Related Bull 3X Shares

Performance Summary

July 14, 20101 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Natural Gas Related Bull 3X Shares (NAV)	(96.97)%	(74.94)%	(61.05)%	(58.25)%
Direxion Daily Natural Gas Related Bull 3X Shares (Market Price)	(96.97)%	(75.00)%	(61.06)%	(58.27)%
ISE-Revere Natural Gas IndexTM	(58.87)%	(27.81)%	(17.70)%	(15.96)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.17%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ISE-Revere Natural Gas IndexTM has been created to provide investors with a product allowing them to quickly take advantage of both event-driven news and long term trends in the Natural Gas industry. The performance of the ISE-Revere Natural Gas IndexTM does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of investment operations.

2   As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily Real Estate Bull 3X Shares

Performance Summary

July 16, 20091 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Real Estate Bull 3X Shares (NAV)	4.79%	28.01%	23.62%	47.45%
Direxion Daily Real Estate Bull 3X Shares (Market Price)	4.89%	28.10%	23.51%	47.29%
MSCI U.S. REIT IndexSM	5.32%	11.83%	12.17%	20.63%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.04%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

MSCI U.S.REIT IndexSM is a free float market capitalization weighted index that is comprised of Equity REIT securities that belong to the MSCI US Investable Market 2500 Index. The performance of the MSCI U.S. REIT IndexSM does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily Real Estate Bear 3X Shares

Performance Summary

July 16, 20091 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Real Estate Bear 3X Shares (NAV)	(29.47)%	(39.04)%	(44.72)%	(59.23)%
Direxion Daily Real Estate Bear 3X Shares (Market Price)	(29.49)%	(39.08)%	(44.69)%	(59.22)%
MSCI U.S. REIT IndexSM	5.32%	11.83%	12.17%	20.63%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.58%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

MSCI U.S. REIT IndexSM is a free float market capitalization weighted index that is comprised of Equity REIT securities that belong to the MSCI US Investable Market 2500 Index. The performance of the MSCI U.S. REIT IndexSM does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily Regional Banks Bull 3X Shares

Performance Summary

August 19, 20151 - October 31, 2015 (Unaudited)

Total Return[2]
Since Inception
Direxion Daily Regional Banks Bull 3X Shares (NAV)	(11.78)%
Direxion Daily Regional Banks Bull 3X Shares (Market Price)	(11.50)%
Solactive Regional Bank Index	(2.25)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.08%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Solactive Regional Bank Index attempts to include the 50 largest regional banks in the United States. The Index utilizes each security's free-float market capitalization to determine the largest regional banks. Once the 50 largest regional bank securities are determined, the holdings are then equal weighted.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily Regional Banks Bear 3X Shares

Performance Summary

August 19, 20151 - October 31, 2015 (Unaudited)

Total Return[2]
Since Inception
Direxion Daily Regional Banks Bear 3X Shares (NAV)	(3.40)%
Direxion Daily Regional Banks Bear 3X Shares (Market Price)	(3.80)%
Solactive Regional Bank Index	(2.25)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.10%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Solactive Regional Bank Index attempts to include the 50 largest regional banks in the United States. The Index utilizes each security's free-float market capitalization to determine the largest regional banks. Once the 50 largest regional bank securities are determined, the holdings are then equal weighted.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of investment operations.

2   As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily Retail Bull 3X Shares

Performance Summary

July 14, 20101 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Retail Bull 3X Shares (NAV)	85.90%	61.99%	58.14%	60.69%
Direxion Daily Retail Bull 3X Shares (Market Price)	87.46%	61.86%	58.13%	60.66%
Russell 1000® Retail Index	27.08%	20.59%	20.56%	21.99%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.24%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Russell 1000® Retail Index is an index comprised of companies that sell to consumers those discretionary products supplied by manufacturers. The performance of the Russell 1000® Retail Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily Semiconductor Bull 3X Shares

Performance Summary

March 11, 20101 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Semiconductor Bull 3X Shares (NAV)	(2.49)%	65.51%	23.49%	19.19%
Direxion Daily Semiconductor Bull 3X Shares (Market Price)	(2.44)%	65.64%	23.51%	19.21%
PHLX Semiconductor Sector Index	5.26%	23.97%	14.07%	13.33%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.03%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The PHLX Semiconductor Sector Index measures the performance of the semiconductor subsector of the U.S. equity market. Component companies are engaged in the design, distribution, manufacture and sale of semiconductors. The performance of the PHLX Semiconductor Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily Semiconductor Bear 3X Shares

Performance Summary

March 11, 20101 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Semiconductor Bear 3X Shares (NAV)	(38.36)%	(59.46)%	(52.44)%	(53.05)%
Direxion Daily Semiconductor Bear 3X Shares (Market Price)	(38.42)%	(59.49)%	(52.43)%	(53.04)%
PHLX Semiconductor Sector Index	5.26%	23.97%	14.07%	13.33%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.17%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The PHLX Semiconductor Sector Index measures the performance of the semiconductor subsector of the U.S. equity market. Component companies are engaged in the design, distribution, manufacture and sale of semiconductors. The performance of the PHLX Semiconductor Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of investment operations.

2   As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily S&P Biotech Bull 3X Shares

Performance Summary

May 28, 20151 - October 31, 2015 (Unaudited)

Total Return[2]
Since Inception
Direxion Daily S&P Biotech Bull 3X Shares (NAV)	(51.93)%
Direxion Daily S&P Biotech Bull 3X Shares (Market Price)	2.98%
S&P Biotechnology Select Industry Index	(15.29)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.05%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Biotechnology Select Industry Index is provided by Standard & Poor's and includes domestic companies from the biotechnology industry. As of September 30, 2015, the Index was comprised of 101 stocks concentrated in the energy and biotechnology sectors.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily S&P Biotech Bear 3X Shares

Performance Summary

May 28, 20151 - October 31, 2015 (Unaudited)

Total Return[2]
Since Inception
Direxion Daily S&P Biotech Bear 3X Shares (NAV)	2.70%
Direxion Daily S&P Biotech Bear 3X Shares (Market Price)	2.98%
S&P Biotechnology Select Industry Index	(15.29)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.96%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Biotechnology Select Industry Index is provided by Standard & Poor's and includes domestic companies from the biotechnology industry. As of September 30, 2015, the Index was comprised of 101 stocks concentrated in the energy and biotechnology sectors.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of investment operations.

2   As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares

Performance Summary

May 28, 20151 - October 31, 2015 (Unaudited)

Total Return[2]
Since Inception
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares (NAV)	(66.28)%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares (Market Price)	(66.40)%
S&P Oil & Gas Exploration & Production Select Industry Index	(24.81)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.05%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Oil & Gas Exploration & Production Select Industry Index is provided by Standard & Poor's and includes domestic companies from the oil and gas exploration and production sub-industry. As of September 30, 2015, the Index was comprised of 63 stocks concentrated in the energy and oil and gas sectors.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2   As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares

Performance Summary

May 28, 20151 - October 31, 2015 (Unaudited)

Total Return[2]
Since Inception
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares (NAV)	41.93%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares (Market Price)	42.00%
S&P Oil & Gas Exploration & Production Select Industry Index	(24.81)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.96%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Oil & Gas Exploration & Production Select Industry Index is provided by Standard & Poor's and includes domestic companies from the oil and gas exploration and production sub-industry. As of September 30, 2015, the Index was comprised of 63 stocks concentrated in the energy and oil and gas sectors.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily Technology Bull 3X Shares

Performance Summary

December 17, 20081 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Technology Bull 3X Shares (NAV)	17.83%	47.23%	31.35%	45.05%
Direxion Daily Technology Bull 3X Shares (Market Price)	18.26%	47.20%	31.32%	45.15%
Technology Select Sector Index	7.71%	14.81%	12.44%	15.94%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.02%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Technology Select Sector Index is provided by Standard & Poor's and includes domestic companies from the following industries: computers & peripherals; software; diversified telecommunications services; communications equipment; semiconductors & semiconductors equipment; internet software and energy equipment & services; IT services; electronic equipment, instruments & components; wireless telecommunications services; and office electronics. Each of the component securities of the Index is a constituent company of the S&P 500® Index. The performance of Technology Select Sector Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of investment operations.

2   As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily Technology Bear 3X Shares

Performance Summary

December 17, 20081 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Technology Bear 3X Shares (NAV)	(38.13)%	(46.10)%	(44.02)%	(53.55)%
Direxion Daily Technology Bear 3X Shares (Market Price)	(38.45)%	(46.12)%	(44.01)%	(53.57)%
Technology Select Sector Index	7.71%	14.81%	12.44%	15.94%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.18%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Technology Select Sector Index is provided by Standard & Poor's and includes domestic companies from the following industries: computers & peripherals; software; diversified telecommunications services; communications equipment; semiconductors & semiconductors equipment; internet software and energy equipment & services; IT services; electronic equipment, instruments & components; wireless telecommunications services; and office electronics. Each of the component securities of the Index is a constituent company of the S&P 500® Index. The performance of Technology Select Sector Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bull 3X Shares

Performance Summary

April 16, 20091 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily 7-10 Year Treasury Bull 3X Shares (NAV)	9.46%	2.89%	9.60%	9.02%
Direxion Daily 7-10 Year Treasury Bull 3X Shares (Market Price)	11.80%	3.41%	9.97%	9.27%
NYSE 7-10 Year Treasury Bond Index	3.89%	1.65%	3.76%	4.26%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 2.26%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The NYSE 7-10 Year Treasury Bond Index (AXSVTN) is a multiple-security fixed income index that aims to track the total returns of the intermediate 7 to 10 year maturity range of the US Treasury bond market. The performance of the NYSE 7-10 Year Treasury Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of investment operations.

2   As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bear 3X Shares

Performance Summary

April 16, 20091 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily 7-10 Year Treasury Bear 3X Shares (NAV)	(16.95)%	(10.71)%	(16.67)%	(16.78)
Direxion Daily 7-10 Year Treasury Bear 3X Shares (Market Price)	(17.83)%	(10.89)%	(16.81)%	(16.82)
NYSE 7-10 Year Treasury Bond Index	3.89%	1.65%	3.76%	4.26%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.99%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The NYSE 7-10 Year Treasury Bond Index (AXSVTN) is a multiple-security fixed income index that aims to track the total returns of the intermediate 7 to 10 year maturity range of the US Treasury bond market. The performance of the NYSE 7-10 Year Treasury Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of investment operations.

2   As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bull 3X Shares

Performance Summary

April 16, 20091 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily 20+ Year Treasury Bull 3X Shares (NAV)	8.47%	1.60%	13.82%	7.20%
Direxion Daily 20+ Year Treasury Bull 3X Shares (Market Price)	8.42%	1.57%	13.81%	7.07%
NYSE 20 Year Plus Treasury Bond Index	5.69%	2.70%	7.46%	6.12%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.08%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The NYSE 20 Year Plus Treasury Bond Index (AXTWEN) is a multiple-security fixed income index that aims to track the total returns of the long-term 20 year and greater maturity range of the U.S. Treasury bond market. The performance of the NYSE 20 Year Plus Treasury Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of investment operations.

2   As of October 31, 2015.

DIREXION ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bear 3X Shares

Performance Summary

April 16, 20091 - October 31, 2015 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily 20+ Year Treasury Bear 3X Shares (NAV)	(29.13)%	(19.71)%	(32.13)%	(29.28)%
Direxion Daily 20+ Year Treasury Bear 3X Shares (Market Price)	(29.14)%	(19.75)%	(32.14)%	(29.20)%
NYSE 20 Year Plus Treasury Bond Index	5.69%	2.70%	7.46%	6.12%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.93%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2017 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The NYSE 20 Year Plus Treasury Bond Index (AXTWEN) is a multiple-security fixed income index that aims to track the total returns of the long-term 20 year and greater maturity range of the U.S. Treasury bond market. The performance of the NYSE 20 Year Plus Treasury Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of investment operations.

2   As of October 31, 2015.

DIREXION ANNUAL REPORT

Expense Example

October 31, 2015 (Unaudited)

As a shareholder of the Direxion Shares ETF Trust, you incur two types of costs: (1) transaction costs, for purchasing and selling shares and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on initial investments of $1,000 invested at the beginning of the period and held the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line under each Fund in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period May 1, 2015 to October 31, 2015" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio[1]	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period[2]
Direxion Daily Mid Cap Bull 3X Shares
Based on actual fund return	0.96%	$1,000.00	$867.00	$4.52
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Mid Cap Bear 3X Shares
Based on actual fund return	0.96%	1,000.00	1,001.40	4.84
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily S&P 500® Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	966.10	4.81
Based on hypothetical 5% return	0.97%	1,000.00	1,020.32	4.94
Direxion Daily S&P 500® Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	888.20	4.52
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily Small Cap Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	833.50	4.44
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Small Cap Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	1,012.30	4.82
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
DIREXION ANNUAL REPORT

Expense Example

October 31, 2015 (Unaudited)

	Expense Ratio[1]	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period[2]
Direxion Daily Brazil Bull 3X Shares
Based on actual fund return	0.96%	$1,000.00	$216.70	$2.94
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Developed Markets Bull 3X Shares
Based on actual fund return	0.98%	1,000.00	762.70	4.35
Based on hypothetical 5% return	0.98%	1,000.00	1,020.27	4.99
Direxion Daily Developed Markets Bear 3X Shares
Based on actual fund return	0.96%	1,000.00	1,094.10	5.07
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Emerging Markets Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	499.30	3.63
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Emerging Markets Bear 3X Shares
Based on actual fund return	0.96%	1,000.00	1,514.00	6.08
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily FTSE China Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	346.60	3.26
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily FTSE China Bear 3X Shares
Based on actual fund return	0.97%	1,000.00	1,633.80	6.44
Based on hypothetical 5% return	0.97%	1,000.00	1,020.32	4.94
Direxion Daily FTSE Europe Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	775.30	4.30
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily India Bull 3X Shares
Based on actual fund return	0.95%	1,000.00	769.60	4.24
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily Japan Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	820.10	4.40
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Latin America Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	363.00	3.30
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Russia Bull 3X Shares
Based on actual fund return	0.98%	1,000.00	498.60	3.70
Based on hypothetical 5% return	0.98%	1,000.00	1,020.27	4.99
Direxion Daily Russia Bear 3X Shares
Based on actual fund return	0.97%	1,000.00	1,100.30	5.14
Based on hypothetical 5% return	0.97%	1,000.00	1,020.32	4.94
Direxion Daily South Korea Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	647.70	3.99
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Energy Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	518.30	3.67
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Energy Bear 3X Shares
Based on actual fund return	0.98%	1,000.00	1,401.50	5.93
Based on hypothetical 5% return	0.98%	1,000.00	1,020.27	4.99
Direxion Daily Financial Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	993.60	4.82
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Financial Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	848.10	4.43
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84

DIREXION ANNUAL REPORT

Expense Example

October 31, 2015 (Unaudited)

	Expense Ratio[1]	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period[2]
Direxion Daily Gold Miners Index Bull 3X Shares
Based on actual fund return	0.96%	$1,000.00	$284.20	$3.11
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Gold Miners Index Bear 3X Shares
Based on actual fund return	0.99%	1,000.00	1,206.00	5.50
Based on hypothetical 5% return	0.99%	1,000.00	1,020.21	5.04
Direxion Daily Healthcare Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	932.80	4.73
Based on hypothetical 5% return	0.97%	1,000.00	1,020.32	4.94
Direxion Daily Homebuilders & Supplies Bull 3X Shares[3]
Based on actual fund return	0.95%	1,000.00	725.70	1.66
Based on hypothetical 5% return	0.95%	1,000.00	1,008.21	1.93
Direxion Daily Homebuilders & Supplies Bear 3X Shares[3]
Based on actual fund return	0.96%	1,000.00	1,162.80	2.10
Based on hypothetical 5% return	0.96%	1,000.00	1,008.19	1.95
Direxion Daily Junior Gold Miners Index Bull 3X Shares
Based on actual fund return	0.95%	1,000.00	375.00	3.29
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily Junior Gold Miners Index Bear 3X Shares
Based on actual fund return	0.98%	1,000.00	874.80	4.63
Based on hypothetical 5% return	0.98%	1,000.00	1,020.27	4.99
Direxion Daily Natural Gas Related Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	85.90	2.63
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Real Estate Bull 3X Shares
Based on actual fund return	0.95%	1,000.00	1,022.10	4.84
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily Real Estate Bear 3X Shares
Based on actual fund return	0.96%	1,000.00	829.70	4.43
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Regional Banks Bull 3X Shares[3]
Based on actual fund return	0.95%	1,000.00	882.20	1.81
Based on hypothetical 5% return	0.95%	1,000.00	1,008.21	1.93
Direxion Daily Regional Banks Bear 3X Shares[3]
Based on actual fund return	0.96%	1,000.00	966.00	1.91
Based on hypothetical 5% return	0.96%	1,000.00	1,008.19	1.95
Direxion Daily Retail Bull 3X Shares
Based on actual fund return	0.98%	1,000.00	1,212.90	5.47
Based on hypothetical 5% return	0.98%	1,000.00	1,020.27	4.99
Direxion Daily Semiconductor Bull 3X Shares
Based on actual fund return	0.95%	1,000.00	828.60	4.38
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily Semiconductor Bear 3X Shares
Based on actual fund return	0.96%	1,000.00	873.80	4.53
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily S&P Biotech Bull 3X Shares[4]
Based on actual fund return	0.96%	1,000.00	480.70	3.06
Based on hypothetical 5% return	0.96%	1,000.00	1,017.38	4.17
Direxion Daily S&P Biotech Bear 3X Shares[4]
Based on actual fund return	0.96%	1,000.00	1,027.00	4.19
Based on hypothetical 5% return	0.96%	1,000.00	1,017.38	4.17
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares[4]
Based on actual fund return	0.95%	1,000.00	337.20	2.73
Based on hypothetical 5% return	0.95%	1,000.00	1,017.42	4.12

DIREXION ANNUAL REPORT

Expense Example

October 31, 2015 (Unaudited)

	Expense Ratio[1]	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period[2]
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares[4]
Based on actual fund return	0.98%	$1,000.00	$1,419.30	$5.10
Based on hypothetical 5% return	0.98%	1,000.00	1,017.29	4.25
Direxion Daily Technology Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	1,031.20	4.91
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Technology Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	792.40	4.29
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily 7-10 Year Treasury Bull 3X Shares
Based on actual fund return	0.95%	1,000.00	1,002.60	4.80
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily 7-10 Year Treasury Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	950.50	4.67
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily 20+ Year Treasury Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	920.10	4.65
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily 20+ Year Treasury Bear 3X Shares
Based on actual fund return	0.89%	1,000.00	942.60	4.36
Based on hypothetical 5% return	0.89%	1,000.00	1,020.72	4.53

1  Annualized.

2  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period of May 1, 2015 to October 31, 2015, then divided by 365.

3  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value during the period from August 19, 2015 (commencement of operations) to October 31, 2015, multiplied by the number of days since commencement of operations, then divided by 365.

4  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value during the period from May 28, 2015 (commencement of operations) to October 31, 2015, multiplied by the number of days since commencement of operations, then divided by 365.

DIREXION ANNUAL REPORT

Allocation of Portfolio Holdings

October 31, 2015 (Unaudited)

	Cash*	Common Stocks	Investment Companies	Master Limited Partnerships	Swaps	Total
Direxion Daily Mid Cap Bull 3X Shares	81%	—	11%	—	8%	100%
Direxion Daily Mid Cap Bear 3X Shares	100%	—	—	—	0%**	100%
Direxion Daily S&P 500® Bull 3X Shares	66%	—	5%	—	29%	100%
Direxion Daily S&P 500® Bear 3X Shares	113%	—	—	—	(13)%	100%
Direxion Daily Small Cap Bull 3X Shares	95%	—	2%	—	3%	100%
Direxion Daily Small Cap Bear 3X Shares	100%	—	—	—	0%**	100%
Direxion Daily Brazil Bull 3X Shares	123%	—	6%	—	(29)%	100%
Direxion Daily Developed Markets Bull 3X Shares	56%	—	37%	—	7%	100%
Direxion Daily Developed Markets Bear 3X Shares	101%	—	—	—	(1)%	100%
Direxion Daily Emerging Markets Bull 3X Shares	99%	—	7%	—	(6)%	100%
Direxion Daily Emerging Markets Bear 3X Shares	112%	—	—	—	(12)%	100%
Direxion Daily FTSE China Bull 3X Shares	91%	—	8%	—	1%	100%
Direxion Daily FTSE China Bear 3X Shares	95%	—	—	—	5%	100%
Direxion Daily FTSE Europe Bull 3X Shares	87%	—	3%	—	10%	100%
Direxion Daily India Bull 3X Shares	88%	—	21%	—	(9)%	100%
Direxion Daily Japan Bull 3X Shares	44%	—	43%	—	13%	100%
Direxion Daily Latin America Bull 3X Shares	103%	—	10%	—	(13)%	100%
Direxion Daily Russia Bull 3X Shares	98%	—	1%	—	1%	100%
Direxion Daily Russia Bear 3X Shares	83%	—	—	—	17%	100%
Direxion Daily South Korea Bull 3X Shares	60%	—	25%	—	15%	100%
Direxion Daily Energy Bull 3X Shares	83%	—	13%	—	4%	100%
Direxion Daily Energy Bear 3X Shares	81%	—	—	—	19%	100%
Direxion Daily Financial Bull 3X Shares	66%	19%	—	—	15%	100%
Direxion Daily Financial Bear 3X Shares	113%	—	—	—	(13)%	100%
Direxion Daily Gold Miners Index Bull 3X Shares	80%	—	7%	—	13%	100%
Direxion Daily Gold Miners Index Bear 3X Shares	63%	—	—	—	37%	100%
Direxion Daily Healthcare Bull 3X Shares	77%	—	—	—	23%	100%
Direxion Daily Homebuilders & Supplies Bull 3X Shares	76%	—	33%	—	(9)%	100%
Direxion Daily Homebuilders & Supplies Bear 3X Shares	79%	—	—	—	21%	100%
Direxion Daily Junior Gold Miners Index Bull 3X Shares	94%	—	14%	—	(8)%	100%
Direxion Daily Junior Gold Miners Index Bear 3X Shares	68%	—	—	—	32%	100%
Direxion Daily Natural Gas Related Bull 3X Shares	94%	14%	—	1%	(9)%	100%
Direxion Daily Real Estate Bull 3X Shares	70%	—	19%	—	11%	100%
Direxion Daily Real Estate Bear 3X Shares	113%	—	—	—	(13)%	100%
Direxion Daily Regional Banks Bull 3X Shares	72%	28%	—	—	0%**	100%
Direxion Daily Regional Banks Bear 3X Shares	95%	—	—	—	5%	100%
Direxion Daily Retail Bull 3X Shares	58%	14%	—	—	28%	100%
Direxion Daily Semiconductor Bull 3X Shares	66%	15%	—	—	19%	100%
Direxion Daily Semiconductor Bear 3X Shares	102%	—	—	—	(2)%	100%
Direxion Daily S&P Biotech Bull 3X Shares	112%	—	—	—	(12)%	100%
Direxion Daily S&P Biotech Bear 3X Shares	68%	—	—	—	32%	100%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	83%	—	—	—	17%	100%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	58%	—	—	—	42%	100%
Direxion Daily Technology Bull 3X Shares	74%	—	3%	—	23%	100%
Direxion Daily Technology Bear 3X Shares	122%	—	—	—	(22)%	100%
Direxion Daily 7-10 Year Treasury Bull 3X Shares	100%	—	—	—	0%**	100%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	106%	—	—	—	(6)%	100%
Direxion Daily 20+ Year Treasury Bull 3X Shares	74%	—	22%	—	4%	100%
Direxion Daily 20+ Year Treasury Bear 3X Shares	105%	—	—	—	(5)%	100%

Allocation of Portfolio Holdings reflects percentages of net assets.

*  Cash, cash equivalents and other assets less liabilities.

**  Less than 0.05%.

DIREXION ANNUAL REPORT

Direxion Daily Mid Cap Bull 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
INVESTMENT COMPANIES - 11.2%
29,680	SPDR S&P MidCap 400® ETF Trust	$7,797,233
	TOTAL INVESTMENT COMPANIES (Cost $8,118,343)	$7,797,233
SHORT TERM INVESTMENTS - 68.2%
Money Market Funds - 68.2%
37,192,071	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$37,192,071
8	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	8
10,170,000	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	10,170,000
	TOTAL SHORT TERM INVESTMENTS (Cost $47,362,079) (b)	$47,362,079
	TOTAL INVESTMENTS (Cost $55,480,422) - 79.4%	$55,159,312
	Other Assets in Excess of Liabilities - 20.6%	14,306,529
	TOTAL NET ASSETS - 100.0%	$69,465,841

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $47,362,079.

Long Equity Swap Contracts

October 31, 2015

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	S&P MidCap 400® Index	12,121	$16,978,134	(0.345%)	9/22/2016	$552,667
UBS Securities LLC	S&P MidCap 400® Index	4,003	5,748,271	(0.595%)	11/3/2016	36,168
Morgan Stanley Capital Services	S&P MidCap 400® Index	31,152	44,871,390	(0.394%)	11/29/2016	144,541
Deutsche Bank AG London	S&P MidCap 400® Index	91,570	127,375,427	(0.445%)	7/24/2018	5,046,292
			$194,973,222			$5,779,668

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Mid Cap Bear 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
SHORT TERM INVESTMENTS - 66.5%
Money Market Funds - 66.5%
5,963,180	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$5,963,180
1,200,002	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	1,200,002
304,589	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	304,589
	TOTAL SHORT TERM INVESTMENTS (Cost $7,467,771) (b)	$7,467,771
	TOTAL INVESTMENTS (Cost $7,467,771) - 66.5%	$7,467,771
	Other Assets in Excess of Liabilities - 33.5%	3,759,560
	TOTAL NET ASSETS - 100.0%	$11,227,331

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $7,467,771.

Short Equity Swap Contracts

October 31, 2015

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services	S&P MidCap 400® Index	1,113	$1,596,726	(0.055%)	3/1/2016	$(11,526)
Credit Suisse International	S&P MidCap 400® Index	10,109	15,000,137	(0.205%)	6/1/2016	325,457
Citibank N.A.	S&P MidCap 400® Index	1,798	2,545,968	(0.205%)	9/22/2016	(53,750)
Bank of America Merrill Lynch	S&P MidCap 400® Index	2,895	3,954,098	(0.103%)	9/27/2016	(241,418)
BNP Paribas	S&P MidCap 400® Index	2,824	3,942,322	(0.605%)	3/15/2017	(149,576)
BNP Paribas	S&P MidCap 400® Index	972	1,364,797	(0.605%)	4/19/2017	(42,657)
Deutsche Bank AG London	S&P MidCap 400® Index	3,602	5,377,743	(0.055%)	7/24/2018	154,770
			$33,781,791			$(18,700)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
INVESTMENT COMPANIES - 5.0%
138,000	SPDR® S&P 500® ETF Trust	$28,694,340
	TOTAL INVESTMENT COMPANIES (Cost $28,731,897)	$28,694,340
SHORT TERM INVESTMENTS - 49.9%
Money Market Funds - 49.9%
258,716,144	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$258,716,144
314	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	314
28,090,000	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	28,090,000
	TOTAL SHORT TERM INVESTMENTS (Cost $286,806,458) (b)	$286,806,458
	TOTAL INVESTMENTS (Cost $315,538,355) - 54.9%	$315,500,798
	Other Assets in Excess of Liabilities - 45.1%	258,769,347
	TOTAL NET ASSETS - 100.0%	$574,270,145

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $286,806,458.

Long Equity Swap Contracts

October 31, 2015

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	S&P 500® Index	9,513	$18,489,352	(0.495%)	2/26/2016	$1,312,700
Deutsche Bank AG London	S&P 500® Index	575,639	1,120,680,096	(0.395%)	5/10/2016	78,106,624
Morgan Stanley Capital Services	S&P 500® Index	64,184	132,480,487	(0.445%)	11/10/2016	1,001,142
UBS Securities LLC	S&P 500® Index	12,584	25,591,577	(0.495%)	11/18/2016	581,345
Credit Suisse International	S&P 500® Index	152,811	242,082,108	(0.495%)	12/19/2016	87,918,666
			$1,539,323,620			$168,920,477

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® Bear 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
SHORT TERM INVESTMENTS - 72.0%
Money Market Funds - 72.0%
226,736,687	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$226,736,687
38,536,304	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	38,536,304
	TOTAL SHORT TERM INVESTMENTS (Cost $265,272,991) (b)	$265,272,991
	TOTAL INVESTMENTS (Cost $265,272,991) - 72.0%	$265,272,991
	Other Assets in Excess of Liabilities - 28.0%	103,250,319
	TOTAL NET ASSETS - 100.0%	$368,523,310

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $265,272,991

Short Equity Swap Contracts

October 31, 2015

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
UBS Securities LLC	S&P 500® Index	129,176	$247,717,676	(0.105%)	2/3/2016	$(21,597,713)
Citibank N.A.	S&P 500® Index	139,341	279,600,908	(0.155%)	2/26/2016	(10,322,691)
Credit Suisse International	S&P 500® Index	44,588	84,397,450	(0.155%)	6/1/2016	(9,349,290)
BNP Paribas	S&P 500® Index	15,755	32,478,075	(0.055%)	1/18/2017	(495,368)
Bank of America Merrill Lynch	S&P 500® Index	72,352	151,431,853	(0.203%)	1/26/2017	95,343
Deutsche Bank AG London	S&P 500® Index	23,116	44,552,599	(0.155%)	1/27/2017	(3,570,067)
BNP Paribas	S&P 500® Index	52,047	109,295,407	(0.055%)	2/15/2017	466,209
BNP Paribas	S&P 500® Index	50,330	101,478,958	(0.055%)	3/15/2017	(3,525,715)
BNP Paribas	S&P 500® Index	4,988	9,925,132	(0.055%)	4/19/2017	(464,821)
			$1,060,878,058			$(48,764,113)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Small Cap Bull 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
INVESTMENT COMPANIES - 2.5%
177,536	iShares Russell 2000 ETF	$20,477,002
	TOTAL INVESTMENT COMPANIES (Cost $21,412,205)	$20,477,002
SHORT TERM INVESTMENTS - 68.9%
Money Market Funds - 68.9%
368,587,977	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$368,587,977
76,893,820	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	76,893,820
131,297,955	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	131,297,955
	TOTAL SHORT TERM INVESTMENTS (Cost $576,779,752) (b)	$576,779,752
	TOTAL INVESTMENTS (Cost $598,191,957) - 71.4%	$597,256,754
	Other Assets in Excess of Liabilities - 28.6%	239,482,323
	TOTAL NET ASSETS - 100.0%	$836,739,077

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $576,779,752.

Long Equity Swap Contracts

October 31, 2015

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services	Russell 2000® Index	504,390	$583,481,673	0.055%	11/3/2015	$5,306,728
Citibank N.A.	Russell 2000® Index	135,712	161,515,959	(0.045%)	2/22/2016	(3,703,577)
Bank of America Merrill Lynch	Russell 2000® Index	206,134	254,375,545	(0.097%)	2/24/2016	(14,080,563)
Deutsche Bank AG London	Russell 2000® Index	259,739	297,367,127	(0.045%)	2/26/2016	4,659,419
BNP Paribas	Russell 2000® Index	298,204	327,654,020	(0.445%)	5/18/2016	22,192,040
BNP Paribas	Russell 2000® Index	10,000	11,615,433	(0.445%)	7/20/2016	84,239
BNP Paribas	Russell 2000® Index	60,000	70,421,351	(0.445%)	8/17/2016	(206,243)
UBS Securities LLC	Russell 2000® Index	445,768	509,509,436	(0.295%)	10/14/2016	8,675,178
BNP Paribas	Russell 2000® Index	114,193	129,653,734	(0.445%)	3/15/2017	3,250,345
BNP Paribas	Russell 2000® Index	108,740	124,002,363	(0.445%)	4/19/2017	2,398,097
			$2,469,596,641			$28,575,663

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Small Cap Bear 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
SHORT TERM INVESTMENTS - 70.0%
Money Market Funds - 70.0%
264,242,657	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$264,242,657
78,074,198	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	78,074,198
10,777,681	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	10,777,681
	TOTAL SHORT TERM INVESTMENTS (Cost $353,094,536) (b)	$353,094,536
	TOTAL INVESTMENTS (Cost $353,094,536) - 70.0%	$353,094,536
	Other Assets in Excess of Liabilities - 30.0%	151,185,301
	TOTAL NET ASSETS - 100.0%	$504,279,837

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $353,094,536.

Short Equity Swap Contracts

October 31, 2015

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	Russell 2000® Index	162,867	$188,230,732	(1.055%)	3/2/2016	$(1,710,456)
Morgan Stanley Capital Services	Russell 2000® Index	35,843	43,082,120	(0.655%)	5/2/2016	1,242,384
Bank of America Merrill Lynch	Russell 2000® Index	254,965	312,293,305	(0.903%)	5/25/2016	14,279,299
Credit Suisse International	Russell 2000® Index	295,432	340,214,578	(1.055%)	6/7/2016	(3,930,435)
UBS Securities LLC	Russell 2000® Index	109,538	125,733,066	(0.555%)	1/23/2017	(1,571,862)
Deutsche Bank AG London	Russell 2000® Index	125,121	144,095,405	(1.305%)	1/27/2017	(1,370,104)
BNP Paribas	Russell 2000® Index	73,847	89,590,753	(1.055%)	2/15/2017	3,252,262
BNP Paribas	Russell 2000® Index	84,488	96,053,641	(1.055%)	3/15/2017	(2,499,161)
BNP Paribas	Russell 2000® Index	120,000	134,497,635	(1.055%)	4/19/2017	(5,139,163)
BNP Paribas	Russell 2000® Index	40,000	46,086,621	(1.055%)	5/17/2017	(402,699)
			$1,519,877,856			$2,150,065

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Brazil Bull 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
INVESTMENT COMPANIES - 5.5%
99,211	iShares MSCI Brazil Capped ETF	$2,268,956
	TOTAL INVESTMENT COMPANIES (Cost $2,626,765)	$2,268,956
SHORT TERM INVESTMENTS - 89.8%
Money Market Funds - 89.8%
37,074,262	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$37,074,262
23	Goldman Sachs Financial Square Treasury Instruments Fund 0.00% (††)(a)	23
	TOTAL SHORT TERM INVESTMENTS (Cost $37,074,285) (b)	$37,074,285
	TOTAL INVESTMENTS (Cost $39,701,050) - 95.3%	$39,343,241
	Other Assets in Excess of Liabilities - 4.7%	1,940,537
	TOTAL NET ASSETS - 100.0%	$41,283,778

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated segregated amounted to $37,074,285.

Long Equity Swap Contracts

October 31, 2015

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	iShares MSCI Brazil Capped ETF	1,120,111	$26,243,637	(0.445%)	1/8/2016	$(631,846)
Deutsche Bank AG London	iShares MSCI Brazil Capped ETF	925,030	20,373,494	(0.395%)	4/11/2016	772,720
UBS Securities LLC	iShares MSCI Brazil Capped ETF	1,212,718	29,595,289	(0.195%)	5/23/2016	(1,866,457)
Credit Suisse International	iShares MSCI Brazil Capped ETF	1,097,239	32,046,051	(0.495%)	7/12/2016	(6,616,373)
BNP Paribas	iShares MSCI Brazil Capped ETF	429,696	12,527,481	(0.445%)	2/15/2017	(2,715,667)
BNP Paribas	iShares MSCI Brazil Capped ETF	392,256	10,016,995	(0.445%)	3/15/2017	(1,054,940)
BNP Paribas	iShares MSCI Brazil Capped ETF	139,211	2,921,231	(0.445%)	4/19/2017	261,301
			$133,724,178			$(11,851,262)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Developed Markets Bull 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
INVESTMENT COMPANIES - 36.6%
199,352	iShares MSCI EAFE ETF	$12,182,401
	TOTAL INVESTMENT COMPANIES (Cost $12,154,218)	$12,182,401
SHORT TERM INVESTMENTS - 38.3%
Money Market Funds - 38.3%
9,668,243	Dreyfus Treasury Prime Cash Management Fund, 0.00% (††)(a)	$9,668,243
3,080,088	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	3,080,088
	TOTAL SHORT TERM INVESTMENTS (Cost $12,748,331) (b)	$12,748,331
	TOTAL INVESTMENTS (Cost $24,902,549) - 74.9%	$24,930,732
	Other Assets in Excess of Liabilities - 25.1%	8,353,526
	TOTAL NET ASSETS - 100.0%	$33,284,258

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $12,748,331.

Long Equity Swap Contracts

October 31, 2015

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	iShares MSCI EAFE ETF	152,655	$9,937,346	(0.597%)	4/26/2016	$(624,065)
Deutsche Bank AG London	iShares MSCI EAFE ETF	669,903	39,668,700	(0.395%)	4/29/2016	2,304,943
Credit Suisse International	iShares MSCI EAFE ETF	570,701	34,259,741	(0.395%)	5/23/2016	597,249
Citibank N.A.	iShares MSCI EAFE ETF	41,377	2,541,395	(0.495%)	5/23/2016	(13,165)
			$86,407,182			$2,264,962

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Developed Markets Bear 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
SHORT TERM INVESTMENTS - 71.9%
Money Market Funds - 71.9%
5,341,008	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$5,341,008
2,640,029	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	2,640,029
	TOTAL SHORT TERM INVESTMENTS (Cost $7,981,037) (b)	$7,981,037
	TOTAL INVESTMENTS (Cost $7,981,037) - 71.9%	$7,981,037
	Other Assets in Excess of Liabilities - 28.1%	3,116,230
	TOTAL NET ASSETS - 100.0%	$11,097,267

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $7,981,037.

Short Equity Swap Contracts

October 31, 2015

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	iShares MSCI EAFE ETF	234,546	$13,749,145	(0.055%)	5/10/2016	$(584,587)
Deutsche Bank AG London	iShares MSCI EAFE ETF	80,576	4,868,169	(0.105%)	5/17/2016	(56,069)
BNP Paribas	iShares MSCI EAFE ETF	19,607	1,300,532	(0.055%)	5/18/2016	101,933
BNP Paribas	iShares MSCI EAFE ETF	43,995	2,722,279	(0.055%)	1/18/2017	33,296
Bank of America Merrill Lynch	iShares MSCI EAFE ETF	166,063	10,541,440	0.297%	1/26/2017	401,049
			$33,181,565			$(104,378)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Emerging Markets Bull 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
INVESTMENT COMPANIES - 6.6%
345,435	iShares MSCI Emerging Markets ETF	$12,045,318
	TOTAL INVESTMENT COMPANIES (Cost $12,928,559)	$12,045,318
SHORT TERM INVESTMENTS - 74.6%
Money Market Funds - 74.6%
77,391,976	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$77,391,976
32,949,170	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	32,949,170
25,639,226	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	25,639,226
	TOTAL SHORT TERM INVESTMENTS (Cost $135,980,372) (b)	$135,980,372
	TOTAL INVESTMENTS (Cost $148,908,931) - 81.2%	$148,025,690
	Other Assets in Excess of Liabilities - 18.8%	34,221,020
	TOTAL NET ASSETS - 100.0%	$182,246,710

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $135,980,372.

Long Equity Swap Contracts

October 31, 2015

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
UBS Securities LLC	iShares MSCI Emerging Markets ETF	757,867	$25,509,801	(0.345)%	12/22/2015	$910,860
Bank of America Merrill Lynch	iShares MSCI Emerging Markets ETF	3,337,756	119,209,118	(0.547)%	2/16/2016	(2,954,601)
Citibank N.A.	iShares MSCI Emerging Markets ETF	1,544,082	54,224,886	(0.445)%	3/2/2016	(400,681)
Morgan Stanley Capital Services	iShares MSCI Emerging Markets ETF	2,814,604	100,846,776	(0.445)%	4/6/2016	(2,774,608)
Credit Suisse International	iShares MSCI Emerging Markets ETF	2,209,421	83,418,168	(0.445)%	12/19/2016	(6,089,703)
BNP Paribas	iShares MSCI Emerging Markets ETF	666,188	25,613,389	(0.445)%	1/18/2017	(2,418,250)
Deutsche Bank AG London	iShares MSCI Emerging Markets ETF	2,432,336	82,495,227	(0.395)%	1/27/2017	2,249,697
BNP Paribas	iShares MSCI Emerging Markets ETF	874,726	29,011,715	(0.445)%	3/15/2017	1,470,069
BNP Paribas	iShares MSCI Emerging Markets ETF	696,993	25,090,018	(0.445)%	5/17/2017	(788,750)
			$545,419,098			$(10,795,967)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Emerging Markets Bear 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
SHORT TERM INVESTMENTS - 75.7%
Money Market Funds - 75.7%
74,352,936	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$74,352,936
19,894,827	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	19,894,827
	TOTAL SHORT TERM INVESTMENTS (Cost $94,247,763) (b)	$94,247,763
	TOTAL INVESTMENTS (Cost $94,247,763) - 75.7%	$94,247,763
	Other Assets in Excess of Liabilities - 24.3%	30,224,281
	TOTAL NET ASSETS - 100.0%	$124,472,044

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $94,247,763.

Short Equity Swap Contracts

October 31, 2015

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation / (Depreciation)
UBS Securities LLC	iShares MSCI Emerging Markets ETF	1,058,157	$37,530,504	(0.055%)	2/3/2016	$632,030
Credit Suisse International	iShares MSCI Emerging Markets ETF	1,755,574	56,640,247	(2.305%)	6/21/2016	(4,701,001)
Bank of America Merrill Lynch	iShares MSCI Emerging Markets ETF	1,885,315	61,225,977	(2.453%)	2/24/2017	(4,704,751)
Citibank N.A.	iShares MSCI Emerging Markets ETF	1,910,330	65,669,867	(0.455%)	2/24/2017	(954,988)
BNP Paribas	iShares MSCI Emerging Markets ETF	604,475	19,464,678	(0.705%)	3/15/2017	(1,633,154)
Deutsche Bank AG London	iShares MSCI Emerging Markets ETF	2,373,653	78,662,860	(0.805%)	3/23/2017	(4,175,034)
BNP Paribas	iShares MSCI Emerging Markets ETF	644,565	22,613,263	(0.705%)	4/19/2017	128,955
BNP Paribas	iShares MSCI Emerging Markets ETF	476,779	16,750,663	(0.705%)	5/17/2017	124,067
			$358,558,059			$(15,283,876)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily FTSE China Bull 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
INVESTMENT COMPANIES - 8.1%
338,446	iShares China Large-Cap ETF	$12,952,329
	TOTAL INVESTMENT COMPANIES (Cost $16,944,523)	$12,952,329
SHORT TERM INVESTMENTS - 70.6%
Money Market Funds - 70.6%
109,222,844	Dreyfus Treasury Prime Cash Management Fund, 0.00% (††)(a)	$109,222,844
70	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	70
3,610,000	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	3,610,000
	TOTAL SHORT TERM INVESTMENTS (Cost $112,832,914) (b)	$112,832,914
	TOTAL INVESTMENTS (Cost $129,777,437) - 78.7%	$125,785,243
	Other Assets in Excess of Liabilities - 21.3% (c)	33,955,876
	TOTAL NET ASSETS - 100.0%	$159,741,119

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $112,832,914.

(c)  Includes $640,000 cash segregated as collateral for swap contracts.

Long Equity Swap Contracts

October 31, 2015

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG London	iShares China Large-Cap ETF	2,827,394	$105,140,977	(0.195%)	1/19/2016	$3,032,587
UBS Securities LLC	iShares China Large-Cap ETF	2,778,129	115,999,947	(0.475%)	8/8/2016	(9,619,685)
Morgan Stanley Capital Services	iShares China Large-Cap ETF	425,071	16,015,627	(0.945%)	11/8/2016	240,919
Citibank N.A.	iShares China Large-Cap ETF	381,971	15,167,282	(0.447%)	11/23/2016	(550,946)
Credit Suisse International	iShares China Large-Cap ETF	1,685,780	65,672,610	(0.545%)	12/12/2016	(1,174,861)
BNP Paribas	iShares China Large-Cap ETF	2,323,000	82,951,793	(0.445%)	3/15/2017	5,891,413
BNP Paribas	iShares China Large-Cap ETF	1,762,405	64,319,490	(0.445%)	4/19/2017	3,093,877
			$465,267,726			$913,304

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily FTSE China Bear 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
SHORT TERM INVESTMENTS - 67.9%
Money Market Funds - 67.9%
59,528,075	Dreyfus Treasury Prime Cash Management 0.00% (††)(a)	$59,528,075
7,620,037	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	7,620,037
5,282,569	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	5,282,569
	TOTAL SHORT TERM INVESTMENTS (Cost $72,430,681) (b)	$72,430,681
	TOTAL INVESTMENTS (Cost $72,430,681) - 67.9%	$72,430,681
	Other Assets in Excess of Liabilities - 32.1%	34,237,917
	TOTAL NET ASSETS - 100.0%	$106,668,598

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $72,430,681.

The accompanying notes are an integral part of these financial statements.

Short Equity Swap Contracts

October 31, 2015

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	iShares China Large-Cap ETF	641,003	$30,480,005	(0.303%)	5/25/2016	$5,916,187
UBS Securities LLC	iShares China Large-Cap ETF	1,921,375	74,717,973	(0.055%)	8/4/2016	1,176,382
Credit Suisse International	iShares China Large-Cap ETF	1,461,067	57,027,142	(0.455%)	9/26/2016	1,101,530
Citibank N.A.	iShares China Large-Cap ETF	869,778	34,251,858	(0.705%)	11/21/2016	957,402
Morgan Stanley Capital Services	iShares China Large-Cap ETF	402,606	13,778,447	(0.305%)	2/6/2017	(1,636,888)
Deutsche Bank AG London	iShares China Large-Cap ETF	1,540,300	58,674,348	(0.805%)	2/27/2017	(292,818)
BNP Paribas	iShares China Large-Cap ETF	825,700	28,728,683	(0.555%)	4/19/2017	(2,885,098)
BNP Paribas	iShares China Large-Cap ETF	700,000	27,694,460	(0.555%)	5/17/2017	899,993
			$325,352,916			$5,236,690

DIREXION ANNUAL REPORT

Direxion Daily FTSE Europe Bull 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
INVESTMENT COMPANIES - 3.2%
31,352	Vanguard FTSE Europe ETF	$1,632,812
	TOTAL INVESTMENT COMPANIES (Cost $1,767,307)	$1,632,812
SHORT TERM INVESTMENTS - 29.1%
Money Market Funds - 29.1%
8,255	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$8,255
14,970,010	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	14,970,010
	TOTAL SHORT TERM INVESTMENTS (Cost $14,978,265) (b)	$14,978,265
	TOTAL INVESTMENTS (Cost $16,745,572) - 32.3%	$16,611,077
	Other Assets in Excess of Liabilities - 67.7% (c)	34,777,898
	TOTAL NET ASSETS - 100.0%	$51,388,975

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $14,978,265.

(c)  Includes $13,483,508 cash segregated as collateral for swap contracts.

Long Equity Swap Contracts

October 31, 2015

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
UBS Securities LLC	Vanguard FTSE Europe ETF	1,764,970	$88,256,637	(0.545%)	10/13/2016	$3,943,449
Bank of America Merrill Lynch	Vanguard FTSE Europe ETF	1,163,872	59,808,255	(0.447%)	10/26/2016	945,136
			$148,064,892			$4,888,585

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily India Bull 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
INVESTMENT COMPANIES - 20.6%
680,000	iShares MSCI India ETF	$19,366,400
	TOTAL INVESTMENT COMPANIES (Cost $19,983,120)	$19,366,400
SHORT TERM INVESTMENTS - 60.3%
Money Market Funds - 60.3%
45,092,711	Dreyfus Treasury Prime Cash Management 0.00% (††)(a)	$45,092,711
6	Goldman Sachs Financial Square Treasury Instruments Fund 0.00% (††)(a)	6
11,603,339	Morgan Stanley Institutional Global Liquidity Treasury Fund 0.03% (a)	11,603,339
	TOTAL SHORT TERM INVESTMENTS (Cost $56,696,056) (b)	$56,696,056
	TOTAL INVESTMENTS (Cost $76,679,176) - 80.9%	$76,062,456
	Other Assets in Excess of Liabilities - 19.1%	17,977,081
	TOTAL NET ASSETS - 100.0%	$94,039,537

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $56,696,056.

Long Equity Swap Contracts

October 31, 2015

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	PowerShares India Portfolio	476,115	$9,376,818	(0.595%)	12/28/2015	$113,743
Deutsche Bank AG London	PowerShares India Portfolio	120,943	2,574,352	(0.445%)	1/26/2016	(159,662)
UBS Securities LLC	iShares MSCI India ETF	1,778,000	54,007,550	(0.595%)	6/13/2016	(3,298,993)
UBS Securities LLC	WisdomTree India Earnings Fund	1,000,000	21,542,831	(0.595%)	6/13/2016	(1,347,188)
UBS Securities LLC	PowerShares India Portfolio	4,716,983	96,594,665	(0.645%)	11/18/2016	(2,745,888)
Morgan Stanley Capital Services	PowerShares India Portfolio	2,372,436	48,191,876	(0.695%)	11/29/2016	(975,354)
BNP Paribas	PowerShares India Portfolio	1,544,345	30,307,932	(0.445%)	4/19/2017	412,124
BNP Paribas	PowerShares India Portfolio	418,227	8,622,273	(0.445%)	5/17/2017	(300,923)
			$271,218,297			$(8,302,141)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Japan Bull 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
INVESTMENT COMPANIES - 42.8%
493,741	iShares MSCI Japan ETF	$6,082,889
	TOTAL INVESTMENT COMPANIES (Cost $6,335,503)	$6,082,889
SHORT TERM INVESTMENTS - 43.9%
Money Market Funds - 43.9%
2,601,083	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$2,601,083
3,630,571	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	3,630,571
	TOTAL SHORT TERM INVESTMENTS (Cost $6,231,654) (b)	$6,231,654
	TOTAL INVESTMENTS (Cost $12,567,157) - 86.7%	$12,314,543
	Other Assets in Excess of Liabilities - 13.3%	1,881,469
	TOTAL NET ASSETS - 100.0%	$14,196,012

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $6,231,654

Long Equity Swap Contracts

October 31, 2015

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
UBS Securities LLC	iShares MSCI Japan ETF	555,164	$6,294,804	(0.495)%	11/30/2015	$562,111
BNP Paribas	iShares MSCI Japan ETF	8,233	98,569	(0.445)%	1/20/2016	7,537
Morgan Stanley Capital Services	iShares MSCI Japan ETF	1,447,858	17,201,618	(0.695)%	3/21/2016	627,395
BNP Paribas	iShares MSCI Japan ETF	371,185	4,114,780	(0.445)%	5/18/2016	439,780
BNP Paribas	iShares MSCI Japan ETF	239,385	2,763,529	(0.445)%	8/17/2016	176,354
Credit Suisse International	iShares MSCI Japan ETF	341,274	4,233,678	(0.495)%	2/27/2017	(30,745)
			$34,706,978			$1,782,432

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Latin America Bull 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
INVESTMENT COMPANIES - 9.9%
42,565	iShares Latin America 40 ETF	$1,008,365
	TOTAL INVESTMENT COMPANIES (Cost $1,250,561)	$1,008,365
SHORT TERM INVESTMENTS - 75.5%
Money Market Funds - 75.5%
7,718,358	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$7,718,358
	TOTAL SHORT TERM INVESTMENTS (Cost $7,718,358) (b)	$7,718,358
	TOTAL INVESTMENTS (Cost $8,968,919) - 85.4%	$8,726,723
	Other Assets in Excess of Liabilities - 14.6%	1,489,419
	TOTAL NET ASSETS - 100.0%	$10,216,142

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated segregated amounted to $7,718,358.

Long Equity Swap Contracts

October 31, 2015

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	iShares Latin America 40 ETF	31,249	$847,955	(0.445%)	12/9/2015	$(108,632)
Deutsche Bank AG London	iShares Latin America 40 ETF	265,284	6,202,797	(0.445%)	1/19/2016	78,991
Credit Suisse International	iShares Latin America 40 ETF	891,425	22,377,255	(0.395%)	12/19/2016	(1,229,513)
BNP Paribas	iShares Latin America 40 ETF	9,055	242,994	(0.445%)	2/15/2017	(28,713)
BNP Paribas	iShares Latin America 40 ETF	54,152	1,302,574	(0.445%)	3/15/2017	(20,683)
			$30,973,575			$(1,308,550)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Russia Bull 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
INVESTMENT COMPANIES - 1.2%
141,213	Market Vectors® Russia ETF	$2,359,669
	TOTAL INVESTMENT COMPANIES (Cost $2,942,737)	$2,359,669
SHORT TERM INVESTMENTS - 79.4%
Money Market Funds - 79.4%
115,980,669	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$115,980,669
40,670,464	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	40,670,464
	TOTAL SHORT TERM INVESTMENTS (Cost $156,651,133) (b)	$156,651,133
	TOTAL INVESTMENTS (Cost $159,593,870) - 80.6%	$159,010,802
	Other Assets in Excess of Liabilities - 19.4%	38,181,729
	TOTAL NET ASSETS - 100.0%	$197,192,531

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $156,651,133.

Long Equity Swap Contracts

October 31, 2015

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	Market Vectors® Russia ETF	6,723,639	$121,317,809	(0.497%)	2/24/2016	$(9,136,083)
Deutsche Bank AG London	Market Vectors® Russia ETF	8,442,902	130,277,351	(0.845%)	5/18/2016	10,584,093
Credit Suisse International	Market Vectors® Russia ETF	6,035,073	100,261,489	(0.545%)	11/15/2016	552,792
BNP Paribas	Market Vectors® Russia ETF	6,000,536	97,806,258	(0.445%)	3/15/2017	2,386,765
Citibank N.A.	Market Vectors® Russia ETF	1,096,918	18,285,623	(0.695%)	3/17/2017	28,347
BNP Paribas	Market Vectors® Russia ETF	2,803,959	47,530,578	(0.445%)	4/19/2017	(689,594)
BNP Paribas	Market Vectors® Russia ETF	4,158,801	71,051,420	(0.445%)	5/17/2017	(1,564,552)
			$586,530,528			$2,161,768

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Russia Bear 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
SHORT TERM INVESTMENTS - 89.3%
Money Market Funds - 89.3%
20,008,455	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$20,008,455
17,380,164	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	17,380,164
	TOTAL SHORT TERM INVESTMENTS (Cost $37,388,619) (b)	$37,388,619
	TOTAL INVESTMENTS (Cost $37,388,619) - 89.3%	$37,388,619
	Other Assets in Excess of Liabilities - 10.7%	4,467,376
	TOTAL NET ASSETS - 100.0%	$41,855,995

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $37,388,619.

Short Equity Swap Contracts

October 31, 2015

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Market Vectors® Russia ETF	2,130,292	$35,881,143	(0.805%)	1/12/2016	$277,165
Deutsche Bank AG London	Market Vectors® Russia ETF	627,419	9,679,675	(1.805%)	2/1/2016	(818,763)
Bank of America Merrill Lynch	Market Vectors® Russia ETF	3,665,909	69,519,387	(1.553%)	6/27/2016	7,733,783
Citibank N.A.	Market Vectors® Russia ETF	167,227	2,887,433	(2.305%)	3/17/2017	89,557
BNP Paribas	Market Vectors® Russia ETF	923,897	15,397,647	(1.555%)	5/17/2017	(44,501)
			$133,365,285			$7,237,241

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily South Korea Bull 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
INVESTMENT COMPANIES - 25.4%
19,732	iShares MSCI South Korea Capped ETF	$1,073,026
	TOTAL INVESTMENT COMPANIES (Cost $1,098,875)	$1,073,026
SHORT TERM INVESTMENTS - 57.1%
Money Market Funds - 57.1%
1,440,000	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$1,440,000
980,010	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	980,010
	TOTAL SHORT TERM INVESTMENTS (Cost $2,420,010) (b)	$2,420,010
	TOTAL INVESTMENTS (Cost $3,518,885) - 82.5%	$3,493,036
	Other Assets in Excess of Liabilities - 17.5%	742,357
	TOTAL NET ASSETS - 100.0%	$4,235,393

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,420,010.

Long Equity Swap Contracts

October 31, 2015

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	iShares MSCI South Korea Capped ETF	86,489	$4,219,740	(0.797%)	4/26/2016	$478,323
BNP Paribas	iShares MSCI South Korea Capped ETF	23,189	1,315,024	(0.445%)	5/18/2016	(57,601)
Credit Suisse International	iShares MSCI South Korea Capped ETF	26,012	1,344,331	(0.495%)	7/26/2016	68,387
BNP Paribas	iShares MSCI South Korea Capped ETF	4,676	236,606	(0.445%)	2/15/2017	17,427
BNP Paribas	iShares MSCI South Korea Capped ETF	6,947	332,342	(0.445%)	3/15/2017	45,172
BNP Paribas	iShares MSCI South Korea Capped ETF	40,090	2,076,048	(0.445%)	4/19/2017	103,351
BNP Paribas	iShares MSCI South Korea Capped ETF	26,523	1,447,021	(0.445%)	5/17/2017	(4,909)
			$10,971,112			$650,150

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Energy Bull 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
INVESTMENT COMPANIES - 12.7%
916,334	Energy Select Sector SPDR® Fund	$62,338,202
	TOTAL INVESTMENT COMPANIES (Cost $62,683,157)	$62,338,202
SHORT TERM INVESTMENTS - 52.0%
Money Market Funds - 52.0%
254,207,050	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$254,207,050
	TOTAL SHORT TERM INVESTMENTS (Cost $254,207,050)(b)	$254,207,050
	TOTAL INVESTMENTS (Cost $316,890,207) - 64.7%	$316,545,252
	Other Assets in Excess of Liabilities - 35.3%	172,774,790
	TOTAL NET ASSETS - 100.0%	$489,320,042

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $254,207,050.

Long Equity Swap Contracts

October 31, 2015

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Energy Select Sector Index	313,812	$233,681,253	(0.545%)	1/11/2016	$(16,723,631)
UBS Securities LLC	Energy Select Sector Index	500,195	320,853,631	(0.445%)	1/12/2016	20,846,435
Citibank N.A.	Energy Select Sector Index	531,585	358,615,622	(0.445%)	2/26/2016	4,181,437
Deutsche Bank AG London	Energy Select Sector Index	248,523	166,428,157	(0.595%)	4/22/2016	3,528,017
BNP Paribas	Energy Select Sector Index	41,892	31,066,614	(0.445%)	1/18/2017	(2,278,274)
BNP Paribas	Energy Select Sector Index	85,810	59,431,257	(0.445%)	2/15/2017	(526,941)
BNP Paribas	Energy Select Sector Index	162,584	109,038,618	(0.445%)	3/15/2017	2,160,920
BNP Paribas	Energy Select Sector Index	177,127	112,702,141	(0.445%)	4/19/2017	8,234,597
			$1,391,817,293			$19,422,560

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Energy Bear 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
SHORT TERM INVESTMENTS - 73.3%
Money Market Funds - 73.3%
49,281,794	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$49,281,794
	TOTAL SHORT TERM INVESTMENTS (Cost $49,281,794) (b)	$49,281,794
	TOTAL INVESTMENTS (Cost $49,281,794) - 73.3%	$49,281,794
	Other Assets in Excess of Liabilities - 26.7%	17,968,340
	TOTAL NET ASSETS - 100.0%	$67,250,134

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $49,281,794.

Short Equity Swap Contracts

October 31, 2015

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
UBS Securities LLC	Energy Select Sector Index	65,732	$44,371,488	0.245%	1/11/2016	$(502,959)
Citibank N.A.	Energy Select Sector Index	45,245	30,239,635	(0.255%)	2/26/2016	(639,456)
Credit Suisse International	Energy Select Sector Index	109,145	94,221,727	(0.005%)	6/1/2016	17,053,566
Deutsche Bank AG London	Energy Select Sector Index	55,143	35,313,242	(0.055%)	3/23/2017	(2,330,842)
BNP Paribas	Energy Select Sector Index	20,631	13,004,506	(0.505%)	4/19/2017	(1,097,460)
			$217,150,598			$12,482,849

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
COMMON STOCKS - 18.8%
Accommodation - 0.1%
45,841	Host Hotels & Resorts, Inc.	$794,424
Administrative and Support Services - 0.4%
2,180	Dun & Bradstreet Corp.	248,237
7,200	Equifax, Inc.	767,304
12,739	Iron Mountain, Inc.	390,323
10,740	Moody's Corp.	1,032,758
73,499	PayPal Holdings, Inc. (a)	2,646,699
1,966	TransUnion (a)	50,546
		5,135,867
Amusement, Gambling, and Recreation Industries - 0.1%
4,021	Global Payments, Inc.	548,505
Computer and Electronic Product Manufacturing - 0.0% (†)
5,458	CoreLogic, Inc. (a)	212,753
Credit Intermediation and Related Activities - 8.1%
29,132	Ally Financial, Inc. (a)	580,309
52,284	American Express Co.	3,830,326
10,974	Ameriprise Financial, Inc.	1,265,961
635,398	Bank of America Corp.	10,661,978
2,639	Bank of Hawaii Corp.	172,802
67,854	Bank of New York Mellon Corp.	2,826,119
6,257	BankUnited, Inc.	232,635
46,936	BB&T Corp.	1,743,672
1,708	BOK Financial Corp.	114,743
33,060	Capital One Financial Corp.	2,608,434
10,530	CIT Group, Inc.	452,790
183,572	Citigroup, Inc.	9,760,523
18,868	Citizens Financial Group, Inc.	458,492
10,770	Comerica, Inc.	467,418
4,983	Commerce Bancshares, Inc.	226,976
514	Credit Acceptance Corp. (a)	97,192
3,280	Cullen/Frost Bankers, Inc.	224,483
26,772	Discover Financial Services	1,505,122
8,703	East West Bancorp, Inc.	351,514
17,150	Fidelity National Information Services, Inc.	1,250,578
49,003	Fifth Third Bancorp	933,507
14,127	First Horizon National Corp.	200,321
21,482	First Niagara Financial Group, Inc.	222,339
8,606	First Republic Bank	562,058
5,554	FleetCor Technologies, Inc. (a)	804,552
48,918	Huntington Bancshares, Inc.	536,631
224,528	JPMorgan Chase & Co.	14,425,924
51,324	KeyCorp	637,444
4,039	Lendingclub Corp. (a)	57,273
9,660	M&T Bank Corp.	1,157,751
60,481	MasterCard, Inc. Class A	5,987,014
26,880	New York Community Bancorp, Inc.	444,058
14,119	Northern Trust Corp.	993,836
6,775	PacWest Bancorp	305,146
18,702	People's United Financial, Inc.	298,297
Shares		Fair Value
Credit Intermediation and Related Activities (continued)
31,335	PNC Financial Services Group, Inc.	$2,828,297
6,262	Popular, Inc.	185,167
81,094	Regions Financial Corp.	758,229
5,375	Santander Consumer USA Holdings, Inc. (a)	96,804
3,066	Signature Bank (a)	456,589
25,755	SLM Corp. (a)	181,830
3,153	Springleaf Holdings, Inc. (a)	147,907
24,907	State Street Corp.	1,718,583
31,232	SunTrust Banks, Inc.	1,296,753
3,100	SVB Financial Group (a)	378,417
7,771	Synchrony Financial (a)	239,036
8,059	Synovus Financial Corp.	254,906
10,220	TCF Financial Corp.	157,286
3,993	TFS Financial Corp.	70,117
101,353	U.S. Bancorp	4,275,070
118,429	Visa, Inc. Class A	9,187,722
281,870	Wells Fargo & Co.	15,260,442
31,238	Western Union Co.	601,332
12,295	Zions Bancorporation	353,727
		104,846,432
Data Processing, Hosting and Related Services - 0.2%
3,444	Equinix, Inc.	1,021,766
14,326	Fiserv, Inc. (a)	1,382,602
9,997	Total System Services, Inc.	524,343
		2,928,711
Forestry and Logging - 0.0% (†)
10,626	Plum Creek Timber Co., Inc.	432,903
Funds, Trusts, and Other Financial Vehicles - 0.0% (†)
22,058	NorthStar Realty Financial Corp.	264,916
Insurance Carriers and Related Activities - 4.2%
19,759	ACE Ltd.	2,243,437
26,251	Aflac, Inc.	1,673,501
968	Alleghany Corp. (a)	480,389
5,775	Allied World Assurance Co. Holdings AG	209,979
24,746	Allstate Corp.	1,531,283
4,173	American Financial Group, Inc.	301,249
80,673	American International Group, Inc.	5,087,239
437	American National Insurance Co.	45,133
2,322	Amtrust Financial Services, Inc.	158,407
17,052	Aon PLC	1,591,122
7,504	Arch Capital Group Ltd. (a)	561,975
10,161	Arthur J. Gallagher & Co.	444,341
3,728	Aspen Insurance Holdings Ltd.	181,218
4,109	Assurant, Inc.	335,007
9,130	Assured Guaranty Ltd.	250,527
6,106	Axis Capital Holdings Ltd.	329,724
112,525	Berkshire Hathaway, Inc. Class B (a)	15,305,651
7,010	Brown & Brown, Inc.	226,213

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Schedule of Investments, continued

October 31, 2015

Shares		Fair Value
Insurance Carriers and Related Activities (continued)
13,901	Chubb Corp.	$1,798,094
9,944	Cincinnati Financial Corp.	598,927
1,628	CNA Financial Corp.	59,520
3,765	Endurance Specialty Holdings Ltd.	237,684
1,469	Erie Indemnity Co. Class A	128,479
2,688	Everest Re Group Ltd.	478,383
16,968	FNF Group	598,631
30,093	Genworth Financial, Inc. Class A (a)	140,835
2,675	Hanover Insurance Group, Inc.	225,369
25,407	Hartford Financial Services Group, Inc.	1,175,328
15,308	Lincoln National Corp.	819,131
18,835	Loews Corp.	686,724
844	Markel Corp. (a)	732,592
32,482	Marsh & McLennan Companies, Inc.	1,810,547
1,637	Mercury General Corp.	88,414
56,677	MetLife, Inc.	2,855,387
15,801	Old Republic International Corp.	285,050
2,888	PartnerRE Ltd.	401,432
17,811	Principal Financial Group, Inc.	893,400
3,328	ProAssurance Corp.	176,251
35,498	Progressive Corp.	1,176,049
27,407	Prudential Financial, Inc.	2,261,078
4,005	Reinsurance Group of America, Inc.	361,411
2,786	RenaissanceRe Holdings Ltd.	305,429
2,554	StanCorp Financial Group, Inc.	292,995
7,630	Torchmark Corp.	442,616
19,282	Travelers Companies, Inc.	2,176,745
15,096	Unum Group	523,076
5,117	Validus Holdings Ltd.	226,683
13,853	Voya Financial, Inc.	562,016
5,883	W.R. Berkley Corp.	328,448
363	White Mountains Insurance Group Ltd.	286,770
18,552	XL Group PLC	706,460
		54,796,349
Professional, Scientific, and Technical Services - 0.2%
3,754	Alliance Data Systems Corp. (a)	1,116,102
7,253	Broadridge Financial Solutions, Inc.	432,134
2,527	FactSet Research System, Inc.	442,528
4,948	Jack Henry & Associates, Inc.	382,678
4,988	LPL Investment Holdings, Inc.	212,489
2,338	WEX, Inc. (a)	210,210
		2,796,141
Publishing Industries (except Internet) - 0.2%
16,559	McGraw-Hill Financial, Inc.	1,534,026
6,802	MSCI, Inc. Class A	455,734
19,944	Thomson Reuters Corp.	818,103
		2,807,863
Shares		Fair Value
Real Estate - 3.4%
10,613	Apple Hospitality REIT, Inc.	$209,288
4,359	Alexandria Real Estate Equities, Inc.	391,177
6,794	American Campus Communities, Inc.	275,633
21,344	American Capital Agency Corp.	380,564
10,024	American Homes 4 Rent	165,396
25,598	American Tower Corp.	2,616,884
57,338	Annaly Capital Management, Inc.	570,513
9,455	Apartment Investment & Management Co. Class A	370,541
7,998	AvalonBay Communities, Inc.	1,398,290
12,316	Biomed Realty Trust, Inc.	288,318
9,281	Boston Properties, Inc.	1,168,014
10,882	Brandywine Realty Trust	146,907
10,469	Brixmor Property Group, Inc.	268,216
10,103	CBL & Associates Properties, Inc.	147,302
17,305	CBRE Group, Inc. Class A (a)	645,130
5,254	Camden Property Trust	387,693
5,005	Care Capital Properites, Inc.	164,915
12,438	Chimera Investment Corp.	175,127
7,567	Columbia Property Trust, Inc.	187,964
7,299	Communications Sales & Leasing, Inc.	146,637
5,720	Corporate Office Properties Trust	131,560
7,080	Corrections Corporation of America	201,780
20,193	Crown Castle International Corp.	1,725,694
18,325	DDR Corp.	307,860
8,216	Digital Realty Trust, Inc.	607,655
8,825	Douglas Emmett, Inc.	269,604
20,876	Duke Realty Corp.	432,133
6,740	Empire State Realty Trust, Inc.	120,107
7,849	Equity Commonwealth (a)	225,345
5,097	Equity Lifestyle Properties, Inc.	308,267
22,022	Equity Residential	1,702,741
3,954	Essex Property Trust, Inc.	871,620
7,429	Extra Space Storage, Inc.	588,674
4,155	Federal Realty Investment Trust	596,201
13,214	Forest City Enterprises, Inc. Class A (a)	292,029
5,337	Gaming & Leisure Properties, Inc.	155,680
34,912	General Growth Properties, Inc.	1,010,702
27,932	HCP, Inc.	1,039,070
7,575	Healthcare Trust of America, Inc. Class A	199,298
9,073	Hospitality Properties Trust	243,519
2,402	Howard Hughes Corp. (a)	296,839
2,714	Jones Lang LaSalle, Inc.	452,451
5,327	Kilroy Realty Corp.	350,730

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Schedule of Investments, continued

October 31, 2015

Shares		Fair Value
Real Estate (continued)
24,972	Kimco Realty Corp.	$668,500
9,042	Liberty Property Trust	307,609
9,575	Macerich Co.	811,385
22,409	MFA Financial, Inc.	155,070
4,559	Mid-America Apartment Communities, Inc.	388,381
8,108	National Retail Properties, Inc.	308,104
11,728	Northstar Asset Management Group, Inc.	171,581
11,055	Omega Healthcare Investors, Inc.	381,619
10,805	Paramount Group, Inc.	192,005
9,341	Piedmont Office Realty Trust, Inc. Class A	181,029
3,303	Post Properties, Inc.	197,321
31,706	Prologis, Inc.	1,354,797
8,763	Public Storage	2,010,758
7,676	Rayonier, Inc.	173,861
8,865	Realogy Holdings Corp. (a)	346,621
15,100	Realty Income Corp.	746,846
5,707	Regency Centers Corp.	387,848
14,350	Retail Properties of America, Inc. Class A	214,820
14,219	Senior Housing Properties Trust	215,987
18,832	Simon Property Group, Inc.	3,793,895
6,025	SL Green Realty Corp.	714,686
26,708	Spirit Reality Capital, Inc.	271,887
14,407	Starwood Property Trust, Inc.	289,437
5,798	Tanger Factory Outlet Centers, Inc.	202,640
3,740	Taubman Centers, Inc.	287,905
22,179	Two Harbors Investment Corp.	187,634
15,669	UDR, Inc.	539,954
20,019	Ventas, Inc.	1,075,421
54,765	VEREIT, Inc.	452,359
11,391	Vornado Realty Trust	1,145,365
11,210	Washington Prime Group, Inc.	130,260
7,497	Weingarten Realty Investors	268,093
21,214	Welltower, Inc.	1,376,152
31,325	Weyerhaeuser Co.	918,762
6,313	WP Carey Inc.	400,055
5,323	Zillow Group, Inc. Class C (a)	147,394
2,662	Zillow Group, Inc. Class A (a)	82,016
		43,732,125
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 1.9%
3,311	Affiliated Managers Group (a)	596,841
2,148	Artisan Partners Asset Management, Inc.	82,161
9,228	Associated Banc-Corp	178,469
7,591	BlackRock, Inc.	2,671,804
5,050	CBOE Holdings, Inc.	338,552
69,315	Charles Schwab Corp.	2,115,494
19,395	CME Group, Inc.	1,832,246
17,541	E*TRADE Financial Corp. (a)	500,094
7,129	Eaton Vance Corp.	257,428
Shares		Fair Value
Securities, Commodity Contracts, and Other Financial Investments and Related Activities (continued)
5,671	Federated Investors, Inc. Class B	$174,270
23,466	Franklin Resources, Inc.	956,474
26,138	Goldman Sachs Group, Inc.	4,900,875
3,483	Interactive Brokers Group, Inc. Class A	143,291
6,734	IntercontinentalExchange, Inc.	1,699,662
26,059	Invesco Ltd. (a)	864,377
7,624	Lazard Ltd. Class A	353,144
5,909	Legg Mason, Inc.	264,428
92,747	Morgan Stanley	3,057,868
1,154	Morningstar, Inc.	94,755
7,004	NASDAQ OMX Group, Inc.	405,461
23,537	Navient Corp.	310,453
7,730	Raymond James Financial, Inc.	426,000
8,429	SEI Investments Co.	436,791
15,766	T. Rowe Price Group, Inc.	1,192,225
16,154	TD Ameritrade Holding Corp.	556,828
8,674	Vantiv, Inc. Class A (a)	435,001
5,099	Waddell & Reed Financial, Inc. Class A	188,357
		25,033,349
Wood Product Manufacturing - 0.0% (†)
19,880	Leucadia National Corp.	397,799
	TOTAL COMMON STOCKS (Cost $251,453,260)	$244,728,137
SHORT TERM INVESTMENTS - 49.3%
Money Market Funds - 49.3%
317,424,391	Dreyfus Treasury Prime Cash Management, 0.00% (††)(b)	$317,424,391
71	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(b)	71
326,093,238	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (b)	326,093,238
	TOTAL SHORT TERM INVESTMENTS (Cost $643,517,700) (c)	$643,517,700
	TOTAL INVESTMENTS (Cost $894,970,960) - 68.1%	$888,245,837
	Other Assets in Excess of Liabilities - 31.9%	416,673,702
	TOTAL NET ASSETS - 100.0%	$1,304,919,539

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Schedule of Investments, continued

October 31, 2015

Percentages are stated as a percent of net assets.

(†)  Less than 0.05%.

(††)  Less than 0.005%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2015.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $643,517,700.

Long Equity Swap Contracts

October 31, 2015

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services	Russell 1000® Financial Services Index	1,146,888	$1,449,235,242	(0.795%)	2/1/2016	$80,195,641
Credit Suisse International	Russell 1000® Financial Services Index	1,572,440	1,984,728,073	(0.535%)	6/30/2016	112,786,053
UBS Securities LLC	Russell 1000® Financial Services Index	13,798	18,687,627	(0.595%)	1/17/2017	(305,809)
BNP Paribas	Russell 1000® Financial Services Index	22,295	30,197,236	(0.545%)	5/17/2017	(496,177)
			$3,482,848,178			$192,179,708

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bear 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
SHORT TERM INVESTMENTS - 74.6%
Money Market Funds - 74.6%
165,050,653	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$165,050,653
41,952,179	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	41,952,179
24,967,652	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	24,967,652
	TOTAL SHORT TERM INVESTMENTS (Cost $231,970,484) (b)	$231,970,484
	TOTAL INVESTMENTS (Cost $231,970,484) - 74.6%	$231,970,484
	Other Assets in Excess of Liabilities - 25.4%	79,148,465
	TOTAL NET ASSETS - 100.0%	$311,118,949

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $231,970,484.

Short Equity Swap Contracts

October 31, 2015

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services	Russell 1000® Financial Services Index	64,611	$82,982,116	(0.405%)	12/15/2015	$(3,140,994)
Citibank N.A.	Russell 1000® Financial Services Index	136,660	178,490,604	(0.555%)	1/21/2016	(4,720,175)
Bank of America Merrill Lynch	Russell 1000® Financial Services Index	103,301	130,585,239	(0.403%)	2/16/2016	(7,588,575)
Credit Suisse International	Russell 1000® Financial Services Index	139,870	177,092,128	(0.405%)	6/1/2016	(9,451,255)
UBS Securities LLC	Russell 1000® Financial Services Index	54,028	70,708,784	0.345%	1/9/2017	(1,260,073)
BNP Paribas	Russell 1000® Financial Services Index	21,926	27,302,459	(0.605%)	3/15/2017	(2,024,177)
BNP Paribas	Russell 1000® Financial Services Index	27,550	35,256,809	(0.605%)	4/19/2017	(1,541,837)
BNP Paribas	Russell 1000® Financial Services Index	23,695	31,726,696	(0.605%)	5/17/2017	165,390
Deutsche Bank AG London	Russell 1000® Financial Services Index	129,119	162,107,258	(0.305%)	8/21/2017	(10,224,820)
			$896,252,093			$(39,786,516)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Gold Miners Index Bull 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
INVESTMENT COMPANIES - 7.0%
2,859,514	Market Vectors® Gold Miners ETF	$42,778,330
	TOTAL INVESTMENT COMPANIES (Cost $45,613,173)	$42,778,330
SHORT TERM INVESTMENTS - 68.4%
Money Market Funds - 68.4%
387,947,130	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$387,947,130
29,144,057	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	29,144,057
	TOTAL SHORT TERM INVESTMENTS (Cost $417,091,187) (b)	$417,091,187
	TOTAL INVESTMENTS (Cost $462,704,360) - 75.4%	$459,869,517
	Other Assets in Excess of Liabilities - 24.6% (c)	150,399,077
	TOTAL NET ASSETS - 100.0%	$610,268,594

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $417,091,187.

(c)  Includes $2,700,000 cash segregated as collateral for swap contracts at October 31, 2015.

Long Equity Swap Contracts

October 31, 2015

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services	Market Vectors® Gold Miners ETF	3,795,100	$64,143,604	(0.945%)	3/21/2016	$(7,398,676)
Citibank N.A.	Market Vectors® Gold Miners ETF	6,606,983	88,777,106	(0.695%)	4/18/2016	9,917,987
Credit Suisse International	Market Vectors® Gold Miners ETF	51,538,845	725,858,937	(0.745%)	8/23/2016	44,449,991
UBS Securities LLC	Market Vectors® Gold Miners ETF	11,226,493	182,867,780	(0.595%)	1/23/2017	(14,945,895)
Deutsche Bank AG London	Market Vectors® Gold Miners ETF	44,221,138	607,898,975	(0.645%)	2/22/2017	53,105,252
BNP Paribas	Market Vectors® Gold Miners ETF	2,133,527	35,252,915	(0.445%)	5/17/2017	(3,337,633)
			$1,704,799,317			$81,791,026

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Gold Miners Index Bear 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
SHORT TERM INVESTMENTS - 70.4%
Money Market Funds - 70.4%
124,661,469	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$124,661,469
77,702,095	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	77,702,095
	TOTAL SHORT TERM INVESTMENTS (Cost $202,363,564) (b)	$202,363,564
	TOTAL INVESTMENTS (Cost $202,363,564) - 70.4%	$202,363,564
	Other Assets in Excess of Liabilities - 29.6% (c)	85,251,524
	TOTAL NET ASSETS - 100.0%	$287,615,088

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $202,363,564.

(c)  Includes $25,280,000 cash segregated as collateral for swap contracts.

Short Equity Swap Contracts

October 31, 2015

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Citibank N.A.	Market Vectors® Gold Miners ETF	7,024,992	$146,576,691	(0.205%)	1/12/2016	$41,290,887
Morgan Stanley Capital Services	Market Vectors® Gold Miners ETF	18,134,765	310,797,848	(0.155%)	2/17/2016	39,436,026
BNP Paribas	Market Vectors® Gold Miners ETF	1,369,075	28,109,650	(0.305%)	9/21/2016	7,568,774
BNP Paribas	Market Vectors® Gold Miners ETF	1,745,030	34,387,662	(0.305%)	11/16/2016	8,229,673
UBS Securities LLC	Market Vectors® Gold Miners ETF	22,333,390	334,107,514	0.042%	12/1/2016	—
BNP Paribas	Market Vectors® Gold Miners ETF	7,070,120	114,493,425	(0.305%)	5/17/2017	8,714,820
			$968,472,790			$105,240,180

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Healthcare Bull 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
SHORT TERM INVESTMENTS - 57.9%
Money Market Funds - 57.9%
125,532,311	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$125,532,311
73,020,780	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	73,020,780
	TOTAL SHORT TERM INVESTMENTS (Cost $198,553,091) (b)	$198,553,091
	TOTAL INVESTMENTS (Cost $198,553,091) - 57.9%	$198,553,091
	Other Assets in Excess of Liabilities - 42.1%	144,338,933
	TOTAL NET ASSETS - 100.0%	$342,892,024

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $198,553,091.

Long Equity Swap Contracts

October 31, 2015

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas	Health Care Select Sector SPDR® Fund	12,512	$806,059	(0.445%)	4/20/2016	$83,197
BNP Paribas	Health Care Select Sector SPDR® Fund	316,165	20,459,967	(0.445%)	5/18/2016	2,000,489
Credit Suisse International	Health Care Select Sector SPDR® Fund	718,384	32,292,968	(0.495%)	5/23/2016	20,282,329
Bank of America Merrill Lynch	Health Care Select Sector SPDR® Fund	4,196,429	292,076,113	(0.497%)	5/25/2016	8,285,963
Citibank N.A.	Health Care Select Sector SPDR® Fund	6,691,339	432,865,308	(0.495%)	5/27/2016	44,326,530
UBS Securities LLC	Health Care Select Sector SPDR® Fund	2,302,354	161,827,445	(0.445%)	11/18/2016	2,408,025
BNP Paribas	Health Care Select Sector SPDR® Fund	182,234	12,676,909	(0.445%)	3/15/2017	314,168
			$953,004,769			$77,700,701

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Homebuilders & Supplies Bull 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
INVESTMENT COMPANIES - 32.8%
35,000	iShares U.S. Home Construction ETF	$951,650
	TOTAL INVESTMENT COMPANIES (Cost $1,040,515)	$951,650
SHORT TERM INVESTMENTS - 64.4%
Money Market Funds - 64.4%
1,870,693	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$1,870,693
	TOTAL SHORT TERM INVESTMENTS (Cost $1,870,693) (b)	$1,870,693
	TOTAL INVESTMENTS (Cost $2,911,208) - 97.2%	$2,822,343
	Other Assets in Excess of Liabilities - 2.8%	81,102
	TOTAL NET ASSETS - 100.0%	$2,903,445

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated segregated amounted to $1,870,693.

Long Equity Swap Contracts

October 31, 2015

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Dow Jones U.S. Select Home Construction Index	1,600	$8,025,807	(0.595%)	9/20/2016	$(265,794)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Homebuilders & Supplies Bear 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
SHORT TERM INVESTMENTS - 70.0%
Money Market Funds - 70.0%
2,399,165	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$2,399,165
850,000	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	850,000
	TOTAL SHORT TERM INVESTMENTS (Cost $3,249,165) (b)	$3,249,165
	TOTAL INVESTMENTS (Cost $3,249,165) - 70.0%	$3,249,165
	Other Assets in Excess of Liabilities - 30.0% (c)	1,401,457
	TOTAL NET ASSETS - 100.0%	$4,650,622

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,249,165.

(c)  Includes $53,587 cash segregated as collateral for swap contracts.

Short Equity Swap Contracts

October 31, 2015

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Dow Jones U.S. Select Home Construction Index	2,253	$11,928,052	(0.355%)	9/20/2016	$978,318
Deutsche Bank AG London	Dow Jones U.S. Select Home Construction Index	50	248,655	(0.155%)	10/21/2016	6,045
Morgan Stanley Capital Services	Dow Jones U.S. Select Home Construction Index	574	2,775,879	(0.153%)	11/23/2016	(8,017)
			$14,952,586			$976,346

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Junior Gold Miners Index Bull 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
INVESTMENT COMPANIES - 14.1%
734,259	Market Vectors® Junior Gold Miners ETF	$15,022,939
	TOTAL INVESTMENT COMPANIES (Cost $15,549,571)	$15,022,939
SHORT TERM INVESTMENTS - 66.1%
Money Market Funds - 66.1%
63,575,625	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$63,575,625
6,929,262	Morgan Stanley Institutional Global Liquidity Treasury Fund 0.03% (a)	6,929,262
	TOTAL SHORT TERM INVESTMENTS (Cost $70,504,887) (b)	$70,504,887
	TOTAL INVESTMENTS - 80.2% (Cost $86,054,458)	$85,527,826
	Other Assets in Excess of Liabilities - 19.8%	21,158,370
	TOTAL NET ASSETS - 100.0%	$106,686,196

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $70,504,887.

Long Equity Swap Contracts

October 31, 2015

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services	Market Vectors® Junior Gold Miners ETF	1,587,519	$30,789,381	(0.945%)	12/1/2015	$1,623,381
Citibank N.A.	Market Vectors® Junior Gold Miners ETF	2,099,717	44,178,530	(0.395%)	5/16/2016	(1,240,850)
Credit Suisse International	Market Vectors® Junior Gold Miners ETF	4,816,577	95,413,244	(0.645%)	8/23/2016	3,054,716
BNP Paribas	Market Vectors® Junior Gold Miners ETF	358,513	7,888,863	(0.445%)	11/16/2016	(555,570)
UBS Securities, LLC	Market Vectors® Junior Gold Miners ETF	1,859,248	41,963,227	(0.494%)	11/25/2016	(3,926,465)
BNP Paribas	Market Vectors® Junior Gold Miners ETF	1,927,516	44,765,873	(0.445%)	12/21/2016	(5,338,457)
Deutsche Bank AG London	Market Vectors® Junior Gold Miners ETF	2,260,297	48,536,170	(0.695%)	10/8/2018	(2,293,889)
			$313,535,288			$(8,677,134)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Junior Gold Miners Index Bear 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
SHORT TERM INVESTMENTS - 64.5%
Money Market Funds - 64.5%
33,864,628	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$33,864,628
10,192,485	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	10,192,485
	TOTAL SHORT TERM INVESTMENTS (Cost $44,057,113) (b)	$44,057,113
	TOTAL INVESTMENTS (Cost $44,057,113) - 64.5%	$44,057,113
	Other Assets in Excess of Liabilities - 35.5%	24,277,691
	TOTAL NET ASSETS - 100.0%	$68,334,804

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $44,057,113.

Short Equity Swap Contracts

October 31, 2015

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services	Market Vectors® Junior Gold Miners ETF	1,510,861	$39,942,746	(0.305%)	12/7/2015	$8,944,392
Citibank N.A.	Market Vectors® Junior Gold Miners ETF	2,200,581	49,696,069	(0.805%)	5/16/2016	4,655,154
Credit Suisse International	Market Vectors® Junior Gold Miners ETF	1,086,540	23,396,564	(0.155%)	6/17/2016	1,164,953
UBS Securities LLC	Market Vectors® Junior Gold Miners ETF	2,454,789	53,833,523	0.147%	11/22/2016	3,610,517
Deutsche Bank AG London	Market Vectors® Junior Gold Miners ETF	2,767,080	60,306,432	(0.205%)	1/25/2017	3,689,844
			$227,175,334			$22,064,860

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Natural Gas Related Bull 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
COMMON STOCKS - 14.1%
Funds, Trusts, and Other Financial Vehicles - 0.5%
38,177	Enerplus Corp.	$179,814
Oil and Gas Extraction - 11.6%
3,194	Anadarko Petroleum Corp.	213,615
137,897	Bellatrix Exploration Ltd (a)	226,151
9,056	Cabot Oil & Gas Corp.	196,606
27,689	Chesapeake Energy Corp.	197,423
1,978	Cimarex Energy Co.	233,523
80,001	Comstock Resources, Inc.	184,002
5,397	Devon Energy Corp.	226,296
29,030	Encana Corp.	221,499
305,946	EXCO Resources, Inc. (a)	342,659
6,408	Gulfport Energy Corp. (a)	195,252
349,224	Magnum Hunter Resources Corp. (a)	92,963
10,497	Matador Resources Co. (a)	269,878
6,719	Noble Energy, Inc.	240,809
17,055	QEP Resources, Inc.	263,670
5,745	Range Resources Corp.	174,878
83,842	Rex Energy Corp. (a)	189,483
449,793	SandRidge Energy, Inc. (a)	166,558
13,602	Southwestern Energy Co. (a)	150,166
14,547	Statoil ASA ADR	235,080
40,078	Stone Energy Corp. (a)	224,036
32,396	Ultra Petroleum Corp. (a)	177,530
27,435	WPX Energy, Inc. (a)	188,204
		4,610,281
Support Activities For Mining - 1.5%
8,521	Antero Resources Corp. (a)	200,840
10,528	Rice Energy, Inc. (a)	160,657
22,041	Synergy Resources Corp. (a)	246,639
		608,136
Utilities - 0.5%
2,887	EQT Corp.	190,744
	TOTAL COMMON STOCKS (Cost $6,274,269)	$5,588,975
Shares		Fair Value
MASTER LIMITED PARTNERSHIPS - 1.0%
Oil and Gas Extraction - 1.0%
67,397	Linn Energy LLC	$171,188
25,531	Vanguard Natural Resources LLC	201,440
	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $426,455)	$372,628
SHORT TERM INVESTMENTS - 72.0%
Money Market Funds - 72.0%
22,540,365	Dreyfus Treasury Prime Cash Management, 0.00% (††)(b)	$22,540,365
5,961,022	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (b)	5,961,022
	TOTAL SHORT TERM INVESTMENTS (Cost $28,501,387) (c)	$28,501,387
	TOTAL INVESTMENTS - 87.1% (Cost $35,202,111)	$34,462,990
	Other Assets in Excess of Liabilities - 12.9%	5,124,886
	TOTAL NET ASSETS - 100.0%	$39,587,876

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2015.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated segregated amounted to $28,501,387.

ADR - American Depository Receipt

Long Equity Swap Contracts

October 31, 2015

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services	ISE-Revere Natural Gas IndexTM	680,358	$25,796,045	0.105%	3/18/2016	$(687,185)
Citibank N.A.	ISE-Revere Natural Gas IndexTM	935,423	37,277,127	(0.395%)	4/20/2016	(2,770,178)
Credit Suisse International	ISE-Revere Natural Gas IndexTM	552,635	18,594,946	(0.495%)	8/23/2016	1,786,961
Deutsche Bank AG London	ISE-Revere Natural Gas IndexTM	444,221	16,478,628	(0.345%)	1/17/2017	(93,576)
BNP Paribas	ISE-Revere Natural Gas IndexTM	147,509	6,218,748	(0.445%)	3/15/2017	(769,443)
BNP Paribas	ISE-Revere Natural Gas IndexTM	85,632	3,262,375	(0.445%)	4/19/2017	(102,610)
BNP Paribas	ISE-Revere Natural Gas IndexTM	214,545	8,965,483	(0.445%)	5/17/2017	(1,051,781)
			$116,593,352			$(3,687,812)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Real Estate Bull 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
INVESTMENT COMPANIES - 18.6%
243,284	Vanguard REIT ETF	$19,435,959
	TOTAL INVESTMENT COMPANIES (Cost $21,044,953)	$19,435,959
SHORT TERM INVESTMENTS - 58.2%
Money Market Funds - 58.2%
26,653,658	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$26,653,658
23,940,187	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	23,940,187
10,018,289	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	10,018,289
	TOTAL SHORT TERM INVESTMENTS (Cost $60,612,134) (b)	$60,612,134
	TOTAL INVESTMENTS (Cost $81,657,087) - 76.8%	$80,048,093
	Other Assets in Excess of Liabilities - 23.2%	24,144,541
	TOTAL NET ASSETS - 100.0%	$104,192,634

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015

(b)  All or a portion of these securities have been segregatged as collateral for swap contracts. Total value of securities segregated amounted to $60,612,134.

Long Equity Swap Contracts

October 31, 2015

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	MSCI US REIT IndexSM	57,101	$60,410,359	(0.545%)	1/11/2016	$2,489,747
Deutsche Bank AG London	MSCI US REIT IndexSM	4,143	4,602,279	(0.395%)	2/17/2016	(49,999)
Citibank N.A.	MSCI US REIT IndexSM	72,379	78,431,213	(0.745%)	3/4/2016	1,777,450
Bank of America Merrill Lynch	MSCI US REIT IndexSM	91,096	95,746,288	(0.697%)	7/26/2016	5,159,697
Morgan Stanley Capital Services	MSCI US REIT IndexSM	42,116	44,486,409	(0.545%)	8/17/2016	2,059,721
			$283,676,548			$11,436,616

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Real Estate Bear 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
SHORT TERM INVESTMENTS - 82.2%
Money Market Funds - 82.2%
5,027,099	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$5,027,099
3,380,118	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	3,380,118
1,248,059	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	1,248,059
	TOTAL SHORT TERM INVESTMENTS (Cost $9,655,276) (b)	$9,655,276
	TOTAL INVESTMENTS (Cost $9,655,276) - 82.2%	$9,655,276
	Liabilities in Excess of Other Assets - 17.8%	2,090,222
	TOTAL NET ASSETS - 100.0%	$11,745,498

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregatged as collateral for swap contracts. Total value of securities segregated amounted to $9,655,276.

Short Equity Swap Contracts

October 31, 2015

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	MSCI US REIT IndexSM	9,274	$9,404,606	(0.503%)	2/16/2016	$(871,748)
Deutsche Bank AG London	MSCI US REIT IndexSM	6,016	6,538,980	(0.705%)	2/17/2016	(118,739)
Morgan Stanley Capital Services	MSCI US REIT IndexSM	3,799	3,836,809	(0.555%)	2/23/2016	(367,871)
Credit Suisse International	MSCI US REIT IndexSM	5,727	6,177,592	(0.755%)	5/10/2016	(122,550)
BNP Paribas	MSCI US REIT IndexSM	1,010	1,083,463	(0.755%)	12/21/2016	(49,385)
BNP Paribas	MSCI US REIT IndexSM	442	476,708	(0.755%)	2/15/2017	(13,138)
BNP Paribas	MSCI US REIT IndexSM	2,670	2,884,190	(0.755%)	3/15/2017	(78,806)
BNP Paribas	MSCI US REIT IndexSM	3,137	3,498,750	(0.755%)	5/17/2017	49,232
			$33,901,098			$(1,573,005)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Regional Banks Bull 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
COMMON STOCKS - 27.6%
Credit Intermediation and Related Activities - 27.0%
799	Bancorpsouth, Inc.	$19,919
300	Bank of Hawaii Corp.	19,644
432	Bank of the Ozarks, Inc.	21,609
533	BankUnited, Inc.	19,817
299	BOK Financial Corp.	20,087
632	Cathay General Bancorp	19,782
830	Citizens Financial Group, Inc.	20,169
608	Columbia Banking System, Inc.	20,259
417	Commerce Bancshares, Inc.	18,994
186	Credicorp Ltd.	21,051
303	Cullen/Frost Bankers, Inc.	20,737
1,132	CVB Financial Corp.	19,753
498	East West Bancorp, Inc.	20,114
953	Everbank Financial Corp.	16,449
1,471	F.N.B. Corp.	19,814
1,009	Fifth Third Bancorp	19,221
1,342	First Horizon National Corp.	19,030
303	First Republic Bank	19,789
1,061	FirstMerit Corp.	19,936
1,567	Fulton Financial Corp.	21,029
721	Glacier Bancorp, Inc.	19,727
699	Hancock Holding Co.	19,292
466	Home Bancshares, Inc.	20,001
1,824	Huntington Bancshares, Inc.	20,009
1,535	Investors Bancorp, Inc.	19,203
157	M&T Bank Corp.	18,816
1,620	National Penn Bancshares, Inc.	19,505
280	Northern Trust Corp.	19,709
446	PacWest Bancorp	20,088
388	Pinnacle Finamcial Partners, Inc.	20,417
625	Popular, Inc.	18,481
499	Privatebancorp, Inc.	20,873
388	Prosperity Bancshares, Inc.	19,935
138	Signature Bank (a)	20,551
249	South St Corp.	19,298
1,287	Sterling Bancorp	19,807
504	SunTrust Banks, Inc.	20,926
165	SVB Financial Group (a)	20,142
649	Synovus Financial Corp.	20,528
Shares		Fair Value
Credit Intermediation and Related Activities (continued)
1,259	TCF Financial Corp.	$19,376
360	Texas Capital Bancshares, Inc. (a)	19,872
372	UMB Financial Corp.	18,258
1,159	Umpqua Holdings Corp.	19,355
504	United Bankshares, Inc.	19,933
1,939	Valley National Bancorp	20,360
614	Western Alliance Bancorp (a)	21,951
358	Wintrust Financial Corp.	18,075
687	Zions Bancorporation	19,765
		951,456
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.6%
1,056	Associated Banc-Corp	20,423
	TOTAL COMMON STOCKS (Cost $993,899)	$971,879
SHORT TERM INVESTMENTS - 47.0%
Money Market Funds - 47.0%
1,659,576	Dreyfus Treasury Prime Cash Management, 0.00% (††)(b)	$1,659,576
	TOTAL SHORT TERM INVESTMENTS (Cost $1,659,576) (c)	$1,659,576
	TOTAL INVESTMENTS (Cost $2,653,475) - 74.6%	$2,631,455
	Other Assets in Excess of Liabilities - 25.4%	897,629
	TOTAL NET ASSETS - 100.0%	$3,529,084

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2015.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,659,576.

Long Equity Swap Contracts

October 31, 2015

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Solactive Regional Bank Index	51,068	$7,705,812	(0.645%)	9/20/2016	$8,807
UBS Securities LLC	Solactive Regional Bank Index	12,734	1,931,810	(0.395%)	10/21/2016	(12,069)
			$9,637,622			$(3,262)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Regional Banks Bear 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
SHORT TERM INVESTMENTS - 56.8%
Money Market Funds - 56.8%
2,193,863	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$2,193,863
	TOTAL SHORT TERM INVESTMENTS (Cost $2,193,863) (b)	$2,193,863
	TOTAL INVESTMENTS (Cost $2,193,863) - 56.8%	$2,193,863
	Other Assets in Excess of Liabilities - 43.2%	1,669,822
	TOTAL NET ASSETS - 100.0%	$3,863,685

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,193,863.

Short Equity Swap Contracts

October 31, 2015

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Solactive Regional Bank Index	60,152	$9,302,216	(0.255%)	9/20/2016	$195,199
UBS Securities LLC	Solactive Regional Bank Index	16,760	2,507,956	(0.005%)	9/20/2016	(18,590)
			$11,810,172			$176,609

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Retail Bull 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
COMMON STOCKS - 14.4%
Broadcasting (except Internet) - 0.2%
3,767	Liberty Interactive Corp. Class A (a)	$103,103
Building Material and Garden Equipment and Supplies Dealers - 3.0%
9,927	Home Depot, Inc.	1,227,374
7,273	Lowe's Companies, Inc.	536,966
		1,764,340
Clothing and Clothing Accessories Stores - 1.6%
172	Dillard's, Inc. Class A	15,391
560	DSW, Inc. Class A	13,966
1,069	Foot Locker, Inc.	72,425
1,821	Gap, Inc.	49,568
1,891	L Brands, Inc.	181,498
1,073	Nordstrom, Inc.	69,970
3,162	Ross Stores, Inc.	159,934
5,200	TJX Companies, Inc.	380,588
704	Urban Outfitters, Inc. (a)	20,134
		963,474
Electronics and Appliance Stores - 0.2%
495	Aaron's, Inc.	12,212
2,319	Best Buy Co., Inc.	81,234
819	GameStop Corp. Class A	37,731
		131,177
Furniture and Home Furnishings Stores - 0.2%
1,309	Bed Bath & Beyond, Inc. (a)	78,056
700	Williams-Sonoma, Inc.	51,625
		129,681
General Merchandise Stores - 3.8%
3,362	Costco Wholesale Corp.	531,600
2,321	Dollar General Corp.	157,294
1,760	Dollar Tree, Inc. (a)	115,262
2,332	J.C. Penney Co., Inc. (a)	21,385
1,550	Kohl's Corp.	71,486
2,611	Macy's, Inc.	133,109
101	Sears Holdings Corp. (a)	2,360
4,879	Target Corp.	376,561
1,043	Tractor Supply Co.	96,363
12,071	Wal-Mart Stores, Inc.	690,944
		2,196,364
Health and Personal Care Stores - 0.2%
1,205	Sally Beauty Holdings, Inc. (a)	28,330
491	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	85,414
		113,744
Merchant Wholesalers, Durable Goods - 0.4%
772	O'Reilly Automotive, Inc. (a)	213,273
Merchant Wholesalers, Nondurable Goods - 0.0% (†)
587	CST Brands, Inc.	21,091
Shares		Fair Value
Miscellaneous Store Retailers - 0.2%
4,183	Office Depot, Inc. (a)	$31,874
4,896	Staples, Inc.	63,599
		95,473
Motion Picture and Sound Recording Industries - 0.6%
3,243	Netflix, Inc. (a)	351,476
Motor Vehicle and Parts Dealers - 0.8%
559	Advance Auto Parts, Inc.	110,922
557	AutoNation, Inc. (a)	35,197
239	AutoZone, Inc. (a)	187,474
1,599	CarMax, Inc. (a)	94,357
325	Penske Automotive Group, Inc.	15,873
		443,823
Nonstore Retailers - 3.1%
2,913	Amazon.com, Inc. (a)	1,823,247
Petroleum and Coal Products Manufacturing - 0.0% (†)
346	Murphy USA, Inc. (a)	21,234
Sporting Goods, Hobby, Musical Instrument, and Book Stores - 0.1%
386	Cabela's, Inc. (a)	15,119
703	Dick's Sporting Goods, Inc.	31,319
479	The Michaels Companies, Inc. (a)	11,199
		57,637
	TOTAL COMMON STOCKS (Cost $8,853,608)	$8,429,137
SHORT TERM INVESTMENTS - 45.9%
Money Market Funds - 45.9%
18,074,193	Dreyfus Treasury Prime Cash Management, 0.00% (††)(b)	18,074,193
8,762,193	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (b)	8,762,193
	TOTAL SHORT TERM INVESTMENTS (Cost $26,836,386) (c)	$26,836,386
	TOTAL INVESTMENTS (Cost $35,689,994) - 60.3%	$35,265,523
	Other Assets in Excess of Liabilities - 39.7%	23,264,906
	TOTAL NET ASSETS - 100.0%	$58,530,429

Percentages are stated as a percent of net assets.

(†)  Less than 0.05%.

(††)  Less than 0.005%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2015.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $26,836,386.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Retail Bull 3X Shares

Long Equity Swap Contracts

October 31, 2015

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Russell Retail 1000® Index	13,308	$31,771,676	(0.345%)	1/11/2016	$5,897,558
Morgan Stanley Capital Services	Russell Retail 1000® Index	16,141	38,943,144	(0.495%)	2/26/2016	6,689,484
UBS Securities LLC	Russell Retail 1000® Index	14,946	39,116,186	(0.545%)	10/21/2016	2,889,348
Citibank N.A.	Russell Retail 1000® Index	15,076	41,680,384	(0.445%)	11/1/2016	692,969
			$151,511,390			$16,169,359

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Semiconductor Bull 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
COMMON STOCKS - 15.1%
Computer and Electronic Product Manufacturing - 13.9%
13,227	Analog Devices, Inc.	$795,207
45,927	Applied Materials, Inc.	770,196
7,555	ARM Holdings Plc ADR	358,334
24,090	Atmel Corp.	183,084
11,730	Avago Technologies Ltd.	1,444,315
3,208	Cavium, Inc. (a)	227,607
19,303	Cypress Semiconductor Corp.	203,454
8,049	Infinera Corporation (a)	159,048
51,765	Intel Corp.	1,752,763
13,805	Linear Technology Corp.	613,218
29,808	Marvell Technology Group Ltd.	244,724
16,370	Maxim Integrated Products, Inc.	670,843
12,152	Microchip Technology, Inc.	586,820
45,020	Micron Technology, Inc. (a)	745,531
5,499	Microsemi Corp. (a)	198,019
31,039	NVIDIA Corp.	880,576
8,725	NXP Semiconductors NV (a)	683,604
23,778	ON Semiconductor Corp. (a)	261,558
8,608	Qorvo, Inc. (a)	378,149
26,114	QUALCOMM, Inc.	1,551,694
11,769	SanDisk Corp.	906,213
8,455	Skyworks Solutions, Inc.	653,064
18,142	SunEdison, Inc. (a)	132,437
54,083	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,187,663
12,139	Teradyne, Inc.	236,953
30,881	Texas Instruments, Inc.	1,751,570
14,893	Xilinx, Inc.	709,205
		18,285,849
Machinery Manufacturing - 1.2%
3,940	ASML Holding NV ADR	365,593
9,072	KLA-Tencor Corp.	608,913
9,106	Lam Research Corp.	697,428
		1,671,934
	TOTAL COMMON STOCKS (Cost $21,248,336)	$19,957,783
Shares		Fair Value
SHORT TERM INVESTMENTS - 54.8%
Money Market Funds - 54.8%
72,223,364	Dreyfus Treasury Prime Cash Management, 0.00% (††)(b)	$72,223,364
15	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(b)	15
	TOTAL SHORT TERM INVESTMENTS (Cost $72,223,379) (c)	$72,223,379
	TOTAL INVESTMENTS - 69.9% (Cost $93,471,715)	$92,181,162
	Other Assets in Excess of Liabilities - 30.1%	39,747,585
	TOTAL NET ASSETS - 100.0%	$131,928,747

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2015.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated segregated amounted to $72,223,379.

ADR - American Depository Receipt

Long Equity Swap Contracts

October 31, 2015

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG London	PHLX Semiconductor Sector Index	188,943	$115,545,450	(0.595%)	4/12/2016	$9,657,891
Citibank N.A.	PHLX Semiconductor Sector Index	124,880	76,376,027	(0.545%)	4/25/2016	6,398,812
UBS Securities LLC	PHLX Semiconductor Sector Index	206,598	128,364,192	(0.545%)	10/10/2016	8,550,545
Morgan Stanley Capital Services	PHLX Semiconductor Sector Index	13,794	9,140,586	(0.442%)	12/1/2016	(1,828)
BNP Paribas	PHLX Semiconductor Sector Index	33,067	22,088,347	(0.445%)	5/17/2017	(169,240)
			$351,514,602			$24,436,180

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Semiconductor Bear 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
SHORT TERM INVESTMENTS - 72.4%
Money Market Funds - 72.4%
23,899,478	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$23,899,478
3,730,022	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	3,730,022
	TOTAL SHORT TERM INVESTMENTS (Cost $27,629,500) (b)	$27,629,500
	TOTAL INVESTMENTS (Cost $27,629,500) - 72.4%	$27,629,500
	Other Assets in Excess of Liabilities - 27.6%	10,548,575
	TOTAL NET ASSETS - 100.0%	$38,178,075

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $27,629,500.

Short Equity Swap Contracts

October 31, 2015

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG London	PHLX Semiconductor Sector Index	32,341	$23,202,449	(0.205%)	2/8/2016	$1,577,000
Credit Suisse International	PHLX Semiconductor Sector Index	27,555	19,388,730	0.145%	6/1/2016	1,028,711
Bank of America Merrill Lynch	PHLX Semiconductor Sector Index	13,052	8,056,664	0.197%	8/26/2016	(596,136)
Citibank N.A.	PHLX Semiconductor Sector Index	31,152	19,588,500	(0.305%)	9/27/2016	(1,065,614)
BNP Paribas	PHLX Semiconductor Sector Index	26,993	16,051,591	(0.555%)	3/15/2017	(1,891,171)
BNP Paribas	PHLX Semiconductor Sector Index	41,788	27,887,524	(0.555%)	5/17/2017	190,502
			$114,175,458			$(756,708)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P Biotech Bull 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
SHORT TERM INVESTMENTS - 75.2%
Money Market Funds - 75.2%
92,545,132	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$92,545,132
	TOTAL SHORT TERM INVESTMENTS (Cost $92,545,132) (b)	$92,545,132
	TOTAL INVESTMENTS (Cost $92,545,132) - 75.2%	$92,545,132
	Other Assets in Excess of Liabilities - 24.8% (c)	30,512,679
	TOTAL NET ASSETS - 100.0%	$123,057,811

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $92,545,132.

(c)  Includes $105,802 cash segregated as collateral for swap contracts.

Long Equity Swap Contracts

October 31, 2015

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	S&P Biotechnology Select Industry Index	45	$266,217	(0.045%)	9/2/2016	$(32,927)
UBS Securities LLC	S&P Biotechnology Select Industry Index	71,170	383,417,738	0.655%	3/7/2017	(14,123,125)
			$383,683,955			$(14,156,052)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P Biotech Bear 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
SHORT TERM INVESTMENTS - 30.4%
Money Market Funds - 30.4%
8,730,089	Dreyfus Treasury Prime Cash Management Fund, 0.00% (††)(a)	$8,730,089
	TOTAL SHORT TERM INVESTMENTS (Cost $8,730,089) (b)	$8,730,089
	TOTAL INVESTMENTS (Cost $8,730,089) - 30.4%	$8,730,089
	Other Assets in Excess of Liabilities - 69.6% (c)	20,023,215
	TOTAL NET ASSETS - 100.0%	$28,753,304

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated segregated amounted to $8,730,089.

(c)  Includes $10,207,288 cash segregated as collateral for swap contracts.

Short Equity Swap Contracts

October 31, 2015

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	S&P Biotechnology Select Industry Index	9,567	$51,036,443	(1.012%)	9/2/2016	$1,437,714
UBS Securities LLC	S&P Biotechnology Select Industry Index	3,442	21,153,772	(2.055%)	9/20/2016	3,259,019
Credit Suisse International	S&P Biotechnology Select Industry Index	3,222	21,277,965	(2.305%)	1/27/2017	4,504,285
BNP Paribas	S&P Biotechnology Select Industry Index	409	2,119,803	(2.505%)	5/17/2017	(424)
			$95,587,983			$9,200,594

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P Oil and Gas Exp. & Prod Bull 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
SHORT TERM INVESTMENTS - 8.5%
Money Market Funds - 8.5%
741,396	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$741,396
	TOTAL SHORT TERM INVESTMENTS (Cost $741,396) (b)	$741,396
	TOTAL INVESTMENTS (Cost $741,396) - 8.5%	$741,396
	Other Assets in Excess of Liabilities - 91.5% (c)	8,028,292
	TOTAL NET ASSETS - 100.0%	$8,769,688

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $741,396.

(c)  Includes $4,322,840 cash segregated as collateral for swap contracts.

Long Equity Swap Contracts

October 31, 2015

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
UBS Securities LLC	S&P Oil & Gas Exploration & Production Select Industry Index	1,402	$7,887,728	0.655%	7/19/2016	$27,875
Deutsche Bank S&P Oil & Gas Exploration & Production AG London	Select Industry Index	1,587	8,566,157	1.305%	8/8/2016	406,810
Citibank N.A.	S&P Oil & Gas Exploration & Production Select Industry Index	93	519,729	0.555%	9/30/2016	5,979
Credit Suisse S&P Oil & Gas Exploration & Production International	Select Industry Index	139	783,312	(0.295%)	11/28/2016	1,996
BNP Paribas	S&P Oil & Gas Exploration & Production Select Industry Index	1,440	7,044,354	(0.445%)	4/19/2017	1,086,576
			$24,801,280			$1,529,236

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
SHORT TERM INVESTMENTS - 59.8%
Money Market Funds - 59.8%
3,396,998	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$3,396,998
	TOTAL SHORT TERM INVESTMENTS (Cost $3,396,998) (b)	$3,396,998
	TOTAL INVESTMENTS (Cost $3,396,998) - 59.8%	$3,396,998
	Other Assets in Excess of Liabilities - 40.2% (c)	2,279,867
	TOTAL NET ASSETS - 100.0%	$5,676,865

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,396,998.

(c)  Includes $742,055 cash segregated as collateral for swap contracts.

Short Equity Swap Contracts

October 31, 2015

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
UBS Securities, LLC	S&P Oil & Gas Exploration & Production Select Industry Index	1,576	$8,695,997	(1.455%)	6/30/2016	$(202,488)
Credit Suisse S&P Oil & Gas Exploration & Production International	Select Industry Index	1,441	10,815,665	(1.805%)	11/28/2016	2,572,931
			$19,511,662			$2,370,443

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Technology Bull 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
INVESTMENT COMPANIES - 3.2%
141,194	Technology Select Sector SPDR Fund	$6,163,118
	TOTAL INVESTMENT COMPANIES (Cost $5,994,788)	6,163,118
SHORT TERM INVESTMENTS - 56.4%
Money Market Funds - 56.4%
73,651,881	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	73,651,881
9,700,431	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	9,700,431
26,640,154	Morgan Stanley Institutional Global Liquidity Treasury Fund 0.03% (a)	26,640,154
	TOTAL SHORT TERM INVESTMENTS (Cost $109,992,466) (b)	$109,992,466
	TOTAL INVESTMENTS - 59.6% (Cost $115,987,254)	$116,155,584
	Other Assets in Excess of Liabilities - 40.4%	78,571,944
	TOTAL NET ASSETS - 100.0%	$194,727,528

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $109,992,466.

Long Equity Swap Contracts

October 31, 2015

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Technology Select Sector Index	108,652	$47,302,600	(0.545%)	1/11/2016	$216,592
UBS Securities LLC	Technology Select Sector Index	821,200	328,698,404	(0.495%)	10/10/2016	30,958,038
Morgan Stanley Capital Services	Technology Select Sector Index	293,818	118,388,493	(0.645%)	10/19/2016	10,287,653
Bank of America Merrill Lynch	Technology Select Sector Index	97,980	38,782,360	(0.647%)	1/27/2017	4,131,837
			$533,171,857			$45,594,120

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Technology Bear 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
SHORT TERM INVESTMENTS - 81.7%
Money Market Funds - 81.7%
11,834,279	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$11,834,279
2,440,929	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	2,440,929
1,270,016	Morgan Stanley Institutional Global Liquidity Treasury Fund 0.03% (a)	1,270,016
	TOTAL SHORT TERM INVESTMENTS (Cost $15,545,224) (b)	$15,545,224
	TOTAL INVESTMENTS (Cost $15,545,224) - 81.7%	$15,545,224
	Other Assets in Excess of Liabilities - 18.3%	3,484,457
	TOTAL NET ASSETS - 100.0%	$19,029,681

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $15,545,224.

Short Equity Swap Contracts

October 31, 2015

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	Technology Select Sector Index	23,159	$9,152,690	(0.305%)	3/4/2016	$(1,009,228)
Credit Suisse International	Technology Select Sector Index	19,665	8,548,651	(0.055%)	9/26/2016	(52,702)
Morgan Stanley Capital Services	Technology Select Sector Index	9,041	3,611,326	0.095%	10/19/2016	(350,341)
UBS Securities LLC	Technology Select Sector Index	19,501	7,839,786	(0.155%)	11/4/2016	(704,310)
Bank of America Merrill Lynch	Technology Select Sector Index	19,564	8,247,214	(0.353%)	1/27/2017	(354,384)
Deutsche Bank AG London	Technology Select Sector Index	18,204	7,104,093	(0.305%)	1/27/2017	(875,324)
BNP Paribas	Technology Select Sector Index	21,402	8,458,514	(0.505%)	3/15/2017	(928,646)
			$52,962,274			$(4,274,935)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bull 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
SHORT TERM INVESTMENTS - 59.5%
Money Market Funds - 59.5%
2,911,768	Dreyfus Treasury Prime Cash Management 0.00% (††)(a)	$2,911,768
1,260,475	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	1,260,475
	TOTAL SHORT TERM INVESTMENTS (Cost $4,172,243) (b)	$4,172,243
	TOTAL INVESTMENTS (Cost $4,172,243) - 59.5%	$4,172,243
	Other Assets in Excess of Liabilities - 40.5%	2,839,057
	TOTAL NET ASSETS - 100.0%	$7,011,300

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $4,172,243.

Long Equity Swap Contracts

October 31, 2015

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	1,480	$150,277	(0.445%)	11/18/2015	$7,936
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	294	30,441	(0.445%)	12/16/2015	944
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	179	18,706	(0.445%)	3/16/2016	355
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	3,319	349,109	(0.445%)	5/18/2016	4,599
Morgan Stanley Capital Services	iShares 7-10 Year Treasury Bond ETF	51,954	5,579,936	0.155%	5/31/2016	(19,302)
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	840	88,444	(0.445%)	6/15/2016	1,090
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	45,550	4,817,824	(0.445%)	12/21/2016	47,164
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	1,135	119,481	(0.445%)	1/18/2017	1,783
Credit Suisse International	iShares 7-10 Year Treasury Bond ETF	87,738	9,431,089	0.555%	1/27/2017	(40,652)
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	1,467	154,424	(0.445%)	2/15/2017	2,369
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	1,353	144,676	(0.445%)	3/15/2017	(14)
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	541	57,243	(0.445%)	4/19/2017	621
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	692	74,074	(0.445%)	5/17/2017	(15)
			$21,015,724			$6,878

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bear 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
SHORT TERM INVESTMENTS - 67.7%
Money Market Funds - 67.7%
19,532,985	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$19,532,985
7,864,900	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	7,864,900
	TOTAL SHORT TERM INVESTMENTS (Cost 27,397,885) (b)	$27,397,885
	TOTAL INVESTMENTS (Cost $27,397,885) - 67.7%	$27,397,885
	Other Assets in Excess of Liabilities - 32.3%	13,062,920
	TOTAL NET ASSETS - 100.0%	$40,460,805

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $27,397,885.

Short Equity Swap Contracts

October 31, 2015

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	54,571	$5,644,310	(1.555%)	3/16/2016	$(297,361)
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	90,084	9,286,872	(1.555%)	4/20/2016	(518,260)
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	127,291	13,399,747	(1.555%)	5/18/2016	(437,190)
Credit Suisse International	iShares 7-10 Year Treasury Bond ETF	273,413	29,258,578	(0.555%)	5/23/2016	(30,537)
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	59,732	6,281,358	(1.555%)	6/15/2016	(201,727)
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	32,807	3,470,942	(1.555%)	7/20/2016	(88,075)
Morgan Stanley Capital Services	iShares 7-10 Year Treasury Bond ETF	282,643	29,989,214	(1.055%)	2/7/2017	(423,589)
Deutsche Bank AG London	iShares 7-10 Year Treasury Bond ETF	213,667	22,608,106	(1.655%)	3/17/2017	(339,953)
			$119,939,127			$(2,336,692)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bull 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
INVESTMENT COMPANIES - 22.3%
113,699	iShares 20+ Year Treasury Bond ETF	$13,959,963
	TOTAL INVESTMENT COMPANIES (Cost $14,794,996)	$13,959,963
SHORT TERM INVESTMENTS - 42.1%
Money Market Funds - 42.1%
9,936,906	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$9,936,906
11,010,126	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	11,010,126
5,430,048	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	5,430,048
	TOTAL SHORT TERM INVESTMENTS (Cost $26,377,080) (b)	$26,377,080
	TOTAL INVESTMENTS (Cost $41,172,076) - 64.4%	$40,337,043
	Other Assets in Excess of Liabilities - 35.6%	22,276,786
	TOTAL NET ASSETS - 100.0%	$62,613,829

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $26,377,080.

Long Equity Swap Contracts

October 31, 2015

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	iShares 20+ Year Treasury Bond ETF	331,876	$40,705,911	(0.195%)	2/12/2016	$175,010
Credit Suisse International	iShares 20+ Year Treasury Bond ETF	426,578	52,399,305	0.055%	5/10/2016	97,389
Bank of America Merrill Lynch	iShares 20+ Year Treasury Bond ETF	393,673	46,927,490	0.003%	8/26/2016	1,658,258
Morgan Stanley Capital Services	iShares 20+ Year Treasury Bond ETF	200,644	24,132,266	0.255%	10/18/2016	561,265
Deutsche Bank AG London	iShares 20+ Year Treasury Bond ETF	63,446	7,874,314	0.105%	10/24/2016	(84,240)
			$172,039,286			$2,407,682

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bear 3X Shares

Schedule of Investments

October 31, 2015

Shares		Fair Value
SHORT TERM INVESTMENTS - 63.9%
Money Market Funds - 63.9%
227,552,914	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$227,552,914
62,261,609	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	62,261,609
53,544,188	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	53,544,188
	TOTAL SHORT TERM INVESTMENTS (Cost $343,358,711) (b)	$343,358,711
	TOTAL INVESTMENTS (Cost $343,358,711) - 63.9%	$343,358,711
	Other Assets in Excess of Liabilities - 36.1%	193,657,185
	TOTAL NET ASSETS - 100.0%	$537,015,896

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2015.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $343,358,711.

Short Equity Swap Contracts

October 31, 2015

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services	iShares 20+ Year Treasury Bond ETF	1,686,219	$204,503,573	(0.755%)	11/3/2015	$(3,971,570)
Citibank N.A.	iShares 20+ Year Treasury Bond ETF	4,048,802	493,787,796	(0.705%)	2/12/2016	(4,655,950)
Bank of America Merrill Lynch	iShares 20+ Year Treasury Bond ETF	1,620,735	199,047,520	(1.003%)	2/24/2016	(855,222)
Credit Suisse International	iShares 20+ Year Treasury Bond ETF	3,849,942	466,612,811	(0.655%)	6/7/2016	(7,034,847)
Deutsche Bank AG London	iShares 20+ Year Treasury Bond ETF	1,915,962	227,616,286	(0.605%)	3/17/2017	(8,283,948)
			$1,591,567,986			$(24,801,537)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2015

	Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily Mid Cap Bear 3X Shares	Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Assets:
Investments, at fair value (Note 2)	$55,159,312	$7,467,771	$315,500,798	$265,272,991
Cash and cash equivalents	14,764,235	4,558,660	269,196,756	152,442,388
Dividend and interest receivable	436	229	9,915	6,535
Due from brokers for swaps	1,718	—	216,221	46
Unrealized appreciation on swaps	5,779,668	480,227	168,920,477	561,552
Prepaid expenses and other assets	4,770	3,720	26,783	16,565
Total Assets	75,710,139	12,510,607	753,870,950	418,300,077
Liabilities:
Payable for Fund shares redeemed	—	—	36,529	—
Unrealized depreciation on swaps	—	498,927	—	49,325,665
Due to investment adviser, net	34,804	8,088	398,756	239,117
Due to brokers for swaps	6,159,964	756,817	178,859,951	10,183
Accrued expenses and other liabilities	49,530	19,444	305,569	201,802
Total Liabilities	6,244,298	1,283,276	179,600,805	49,776,767
Net Assets	$69,465,841	$11,227,331	$574,270,145	$368,523,310
Net Assets Consist of:
Capital stock	$64,067,516	$80,687,134	$414,652,292	$1,383,452,386
Accumulated net investment loss	—	(77,184)	(49,254)	(2,067,705)
Undistributed (Accumulated) net realized gain (loss)	(60,233)	(69,363,919)	(9,215,813)	(964,097,258)
Net unrealized appreciation (depreciation) on:
Investment securities	(321,110)	—	(37,557)	—
Swaps	5,779,668	(18,700)	168,920,477	(48,764,113)
Net Assets	$69,465,841	$11,227,331	$574,270,145	$368,523,310
Calculation of Net Asset Value Per Share:
Net assets	$69,465,841	$11,227,331	$574,270,145	$368,523,310
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	3,000,132	264,407	6,551,251	22,075,675
Net assets value, redemption price and offering price per share	$23.15	$42.46	$87.66	$16.69
Cost of Investments	$55,480,422	$7,467,771	$315,538,355	$265,272,991

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2015

	Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares	Direxion Daily Brazil Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$597,256,754	$353,094,536	$39,343,241
Cash and cash equivalents	288,148,451	201,909,739	14,689,813
Receivable for Fund shares sold	243,216	—	—
Dividend and interest receivable	15,351	7,844	551
Due from brokers for swaps	20,374	—	—
Unrealized appreciation on swaps	46,566,046	18,773,945	1,034,021
Prepaid expenses and other assets	33,650	29,860	3,611
Total Assets	932,283,842	573,815,924	55,071,237
Liabilities:
Payable for Fund shares redeemed	—	36,858,321	—
Payable for investments purchased	23,175,800	—	—
Unrealized depreciation on swaps	17,990,383	16,623,880	12,885,283
Due to investment adviser, net	573,049	383,926	25,997
Due to brokers for swaps	53,303,609	15,327,199	850,000
Accrued expenses and other liabilities	501,924	342,761	26,179
Total Liabilities	95,544,765	69,536,087	13,787,459
Net Assets	$836,739,077	$504,279,837	$41,283,778
Net Assets Consist of:
Capital stock	$852,303,798	$3,169,847,585	$119,998,135
Accumulated net investment loss	(15,039)	(4,642,317)	(303,996)
Undistributed (Accumulated) net realized gain (loss)	(43,190,142)	(2,663,075,496)	(66,201,290)
Net unrealized appreciation (depreciation) on:
Investment securities	(935,203)	—	(357,809)
Swaps	28,575,663	2,150,065	(11,851,262)
Net Assets	$836,739,077	$504,279,837	$41,283,778
Calculation of Net Asset Value Per Share:
Net assets	$836,739,077	$504,279,837	$41,283,778
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	12,150,034	11,520,375	2,504,845
Net assets value, redemption price and offering price per share	$68.87	$43.77	$16.48
Cost of Investments	$598,191,957	$353,094,536	$39,701,050

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2015

	Direxion Daily Developed Markets Bull 3X Shares	Direxion Daily Developed Markets Bear 3X Shares	Direxion Daily Emerging Markets Bull 3X Shares	Direxion Daily Emerging Markets Bear 3X Shares
Assets:
Investments, at fair value (Note 2)	$24,930,732	$7,981,037	$148,025,690	$94,247,763
Cash and cash equivalents	9,154,282	3,869,390	48,752,825	50,592,057
Dividend and interest receivable	339	160	2,857	2,093
Due from brokers for swaps	—	—	—	3,787
Foreign tax reclaims	169	—	—	—
Unrealized appreciation on swaps	2,902,192	536,278	4,630,626	885,052
Prepaid expenses and other assets	12,182	11,874	10,404	10,842
Total Assets	36,999,896	12,398,739	201,422,402	145,741,594
Liabilities:
Payable for Fund shares redeemed	—	—	—	4,066,222
Unrealized depreciation on swaps	637,230	640,656	15,426,593	16,168,928
Due to investment adviser, net	17,371	5,554	152,086	93,304
Due to brokers for swaps	3,038,104	640,999	3,508,745	883,516
Accrued expenses and other liabilities	22,933	14,263	88,268	57,580
Total Liabilities	3,715,638	1,301,472	19,175,692	21,269,550
Net Assets	$33,284,258	$11,097,267	$182,246,710	$124,472,044
Net Assets Consist of:
Capital stock	$34,603,218	$52,433,141	$406,906,385	$429,744,480
Accumulated net investment loss	(167,431)	(59,875)	(1,379,368)	(772,612)
Accumulated net realized loss	(3,444,674)	(41,171,621)	(211,601,099)	(289,215,948)
Net unrealized appreciation (depreciation) on:
Investment securities	28,183	—	(883,241)	—
Swaps	2,264,962	(104,378)	(10,795,967)	(15,283,876)
Net Assets	$33,284,258	$11,097,267	$182,246,710	$124,472,044
Calculation of Net Asset Value Per Share:
Net assets	$33,284,258	$11,097,267	$182,246,710	$124,472,044
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	600,001	384,916	12,728,932	3,077,763
Net assets value, redemption price and offering price per share	$55.47	$28.83	$14.32	$40.44
Cost of Investments	$24,902,549	$7,981,037	$148,908,931	$94,247,763

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2015

	Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares	Direxion Daily FTSE Europe Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$125,785,243	$72,430,681	$16,611,077
Cash and cash equivalents	45,824,388	45,353,124	21,418,513
Cash collateral for swaps	640,000	—	13,483,508
Dividend and interest receivable	2,031	1,608	869
Due from brokers for swaps	—	85	1,105
Unrealized appreciation on swaps	12,258,796	10,051,494	4,888,585
Prepaid expenses and other assets	7,784	9,787	3,872
Total Assets	184,518,242	127,846,779	56,407,529
Liabilities:
Payable for Fund shares redeemed	—	8,586,625	—
Unrealized depreciation on swaps	11,345,492	4,814,804	—
Due to investment adviser, net	103,064	57,453	37,169
Due to brokers for swaps	13,213,924	7,660,000	4,950,000
Accrued expenses and other liabilities	114,643	59,299	31,385
Total Liabilities	24,777,123	21,178,181	5,018,554
Net Assets	$159,741,119	$106,668,598	$51,388,975
Net Assets Consist of:
Capital stock	$213,377,604	$120,951,944	$62,514,633
Accumulated net investment loss	(967,547)	(260,046)	(113,520)
Accumulated net realized loss	(49,590,048)	(19,259,990)	(15,766,228)
Net unrealized appreciation (depreciation) on:
Investment securities	(3,992,194)	—	(134,495)
Swaps	913,304	5,236,690	4,888,585
Net Assets	$159,741,119	$106,668,598	$51,388,975
Calculation of Net Asset Value Per Share:
Net assets	$159,741,119	$106,668,598	$51,388,975
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	7,350,013	1,231,815	1,850,001
Net assets value, redemption price and offering price per share	$21.73	$86.59	$27.78
Cost of Investments	$129,777,437	$72,430,681	$16,745,572

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2015

	Direxion Daily India Bull 3X Shares	Direxion Daily Japan Bull 3X Shares	Direxion Daily Latin America Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$76,062,456	$12,314,543	$8,726,723
Cash and cash equivalents	27,299,580	2,094,292	2,837,803
Dividend and interest receivable	1,670	145	125
Due from brokers for swaps	—	175	—
Unrealized appreciation on swaps	525,867	1,813,177	78,991
Prepaid expenses and other assets	6,260	18,668	4,372
Total Assets	103,895,833	16,241,000	11,648,014
Liabilities:
Unrealized depreciation on swaps	8,828,008	30,745	1,387,541
Due to investment adviser, net	73,992	9,613	7,522
Due to brokers for swaps	904,867	1,990,377	17,056
Accrued expenses and other liabilities	49,429	14,253	19,753
Total Liabilities	9,856,296	2,044,988	1,431,872
Net Assets	$94,039,537	$14,196,012	$10,216,142
Net Assets Consist of:
Capital stock	$115,231,510	$15,427,106	$61,685,541
Accumulated net investment loss	(591,921)	—	(117,811)
Accumulated net realized loss	(11,681,191)	(2,760,912)	(49,800,842)
Net unrealized appreciation (depreciation) on:
Investment securities	(616,720)	(252,614)	(242,196)
Swaps	(8,302,141)	1,782,432	(1,308,550)
Net Assets	$94,039,537	$14,196,012	$10,216,142
Calculation of Net Asset Value Per Share:
Net assets	$94,039,537	$14,196,012	$10,216,142
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	6,449,456	300,001	619,819
Net assets value, redemption price and offering price per share	$14.58	$47.32	$16.48
Cost of Investments	$76,679,176	$12,567,157	$8,968,919

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2015

	Direxion Daily Russia Bull 3X Shares	Direxion Daily Russia Bear 3X Shares	Direxion Daily South Korea Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$159,010,802	$37,388,619	$3,493,036
Cash and cash equivalents	45,889,787	8,287,012	716,237
Dividend and interest receivable	1,975	310	26
Due from brokers for swaps	—	52,249	—
Unrealized appreciation on swaps	13,551,997	8,100,505	712,660
Prepaid expenses and other assets	10,859	5,188	2,581
Total Assets	218,465,420	53,833,883	4,924,540
Liabilities:
Payable for Fund shares redeemed	—	1,634,092	—
Unrealized depreciation on swaps	11,390,229	863,264	62,510
Due to investment adviser, net	143,390	27,513	3,863
Due to brokers for swaps	9,621,635	9,418,684	610,000
Accrued expenses and other liabilities	117,635	34,335	12,774
Total Liabilities	21,272,889	11,977,888	689,147
Net Assets	$197,192,531	$41,855,995	$4,235,393
Net Assets Consist of:
Capital stock	$388,879,762	$121,587,494	$5,574,025
Accumulated net investment loss	(1,660,028)	(459,038)	(30,462)
Accumulated net realized loss	(191,605,903)	(86,509,702)	(1,932,471)
Net unrealized appreciation (depreciation) on:
Investment securities	(583,068)	—	(25,849)
Swaps	2,161,768	7,237,241	650,150
Net Assets	$197,192,531	$41,855,995	$4,235,393
Calculation of Net Asset Value Per Share:
Net assets	$197,192,531	$41,855,995	$4,235,393
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	12,389,979	1,324,417	150,001
Net assets value, redemption price and offering price per share	$15.92	$31.60	$28.24
Cost of Investments	$159,593,870	$37,388,619	$3,518,885

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2015

	Direxion Daily Energy Bull 3X Shares	Direxion Daily Energy Bear 3X Shares	Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares
Assets:
Investments, at fair value (Note 2)	$316,545,252	$49,281,794	$888,245,837	$231,970,484
Cash and cash equivalents	182,513,869	25,504,741	479,670,011	119,283,750
Receivable for Fund shares sold	—	—	14,417,995	—
Receivable for investments sold	—	—	587,406	—
Dividend and interest receivable	7,670	1,060	882,617	5,065
Due from brokers for swaps	—	143	49,992	78,882
Foreign tax reclaims	—	—	167	—
Unrealized appreciation on swaps	38,951,406	17,053,566	192,981,694	165,390
Prepaid expenses and other assets	19,658	7,828	51,305	12,516
Total Assets	538,037,855	91,849,132	1,576,887,024	351,516,087
Liabilities:
Payable for Fund shares redeemed	—	2,335,507	28,473,089	—
Payable for investments purchased	—	—	582,649	—
Unrealized depreciation on swaps	19,528,846	4,570,717	801,986	39,951,906
Due to investment adviser, net	318,214	44,428	855,456	237,697
Due to brokers for swaps	28,579,794	17,558,117	240,550,697	1,895
Accrued expenses and other liabilities	290,959	90,229	703,608	205,640
Total Liabilities	48,717,813	24,598,998	271,967,485	40,397,138
Net Assets	$489,320,042	$67,250,134	$1,304,919,539	$311,118,949
Net Assets Consist of:
Capital stock	$703,885,722	$239,597,225	$1,132,400,596	$4,847,426,500
Accumulated net investment loss	(7,027)	(550,822)	11,638	(2,269,722)
Undistributed (Accumulated) net realized gain (loss)	(233,636,258)	(184,279,118)	(12,947,280)	(4,494,251,313)
Net unrealized appreciation (depreciation) on:
Investment securities	(344,955)	—	(6,725,123)	—
Swaps	19,422,560	12,482,849	192,179,708	(39,786,516)
Net Assets	$489,320,042	$67,250,134	$1,304,919,539	$311,118,949
Calculation of Net Asset Value Per Share:
Net assets	$489,320,042	$67,250,134	$1,304,919,539	$311,118,949
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	14,200,017	2,937,220	43,199,888	7,432,055
Net assets value, redemption price and offering price per share	$34.46	$22.90	$30.21	$41.86
Cost of Investments	$316,890,207	$49,281,794	$894,970,960	$231,970,484

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2015

	Direxion Daily Gold Miners Index Bull 3X Shares	Direxion Daily Gold Miners Index Bear 3X Shares	Direxion Daily Healthcare Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$459,869,517	$202,363,564	$198,553,091
Cash and cash equivalents	193,131,083	69,198,392	151,108,814
Cash collateral for swaps	2,700,000	25,280,000	—
Receivable for Fund shares sold	11,311,558	21,647,262	—
Dividend and interest receivable	11,959	3,087	5,138
Due from brokers for swaps	—	18,260,167	247,648
Unrealized appreciation on swaps	107,473,230	105,240,180	77,700,701
Prepaid expenses and other assets	25,073	11,849	14,746
Total Assets	774,522,420	442,004,501	427,630,138
Liabilities:
Payable for Fund shares redeemed	—	40,257,012	—
Unrealized depreciation on swaps	25,682,204	—	—
Due to investment adviser, net	482,704	147,582	197,433
Due to brokers for swaps	137,690,501	113,890,000	84,312,093
Accrued expenses and other liabilities	398,417	94,819	228,588
Total Liabilities	164,253,826	154,389,413	84,738,114
Net Assets	$610,268,594	$287,615,088	$342,892,024
Net Assets Consist of:
Capital stock	$2,862,913,020	$199,591,983	$278,762,257
Accumulated net investment loss	(5,977,878)	(1,348,556)	—
Undistributed (Accumulated) net realized gain (loss)	(2,325,622,731)	(15,868,519)	(13,570,934)
Net unrealized appreciation (depreciation) on:
Investment securities	(2,834,843)	—	—
Swaps	81,791,026	105,240,180	77,700,701
Net Assets	$610,268,594	$287,615,088	$342,892,024
Calculation of Net Asset Value Per Share:
Net assets	$610,268,594	$287,615,088	$342,892,024
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	17,687,747	18,000,002	10,500,008
Net assets value, redemption price and offering price per share	$34.50	$15.98	$32.66
Cost of Investments	$462,704,360	$202,363,564	$198,553,091
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2015

	Direxion Daily Homebuilders & Supplies Bull 3X Shares	Direxion Daily Homebuilders & Supplies Bear 3X Shares	Direxion Daily Junior Gold Miners Index Bull 3X Shares	Direxion Daily Junior Gold Miners Index Bear 3X Shares
Assets:
Investments, at fair value (Note 2)	$2,822,343	$3,249,165	$85,527,826	$44,057,113
Cash and cash equivalents	352,211	1,226,361	29,271,733	31,306,166
Cash collateral for swaps	—	53,587	—	—
Receivable for Fund shares sold	—	—	5,946,786	3,776,740
Due from investment adviser, net	11,717	7,474	—	—
Dividend and interest receivable	12	68	2,425	1,071
Due from brokers for swaps	—	41,955	—	—
Unrealized appreciation on swaps	—	984,363	4,678,097	22,064,860
Prepaid expenses and other assets	357	505	6,547	7,391
Total Assets	3,186,640	5,563,478	125,433,414	101,213,341
Liabilities:
Payable for Fund shares redeemed	—	—	—	11,499,755
Unrealized depreciation on swaps	265,794	8,017	13,355,231	—
Due to investment adviser, net	—	—	78,439	44,132
Due to brokers for swaps	—	890,025	5,221,233	21,291,288
Accrued expenses and other liabilities	17,401	14,814	92,315	43,362
Total Liabilities	283,195	912,856	18,747,218	32,878,537
Net Assets	$2,903,445	$4,650,622	$106,686,196	$68,334,804
Net Assets Consist of:
Capital stock	$3,995,186	$3,995,186	$627,564,115	$71,028,128
Accumulated net investment loss	(509)	(4,136)	(1,392,216)	—
Accumulated net realized loss	(736,573)	(316,774)	(510,281,937)	(24,758,184)
Net unrealized appreciation (depreciation) on:
Investment securities	(88,865)	—	(526,632)	—
Swaps	(265,794)	976,346	(8,677,134)	22,064,860
Net Assets	$2,903,445	$4,650,622	$106,686,196	$68,334,804
Calculation of Net Asset Value Per Share:
Net assets	$2,903,445	$4,650,622	$106,686,196	$68,334,804
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	100,000	100,000	2,676,466	2,349,649
Net assets value, redemption price and offering price per share	$29.03	$46.51	$39.86	$29.08
Cost of Investments	$2,911,208	$3,249,165	$86,054,458	$44,057,113

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2015

	Direxion Daily Natural Gas Related Bull 3X Shares	Direxion Daily Real Estate Bull 3X Shares	Direxion Daily Real Estate Bear 3X Shares
Assets:
Investments, at fair value (Note 2)	$34,462,990	$80,048,093	$9,655,276
Cash and cash equivalents	10,297,981	27,302,881	3,816,819
Receivable for Fund shares sold	—	11,560	—
Receivable for investments sold	3,000	—	—
Dividend and interest receivable	15,356	1,122	—
Due from brokers for swaps	—	2,716	—
Foreign tax reclaims	7,271	—	—
Unrealized appreciation on swaps	1,786,961	11,486,615	49,232
Prepaid expenses and other assets	4,539	6,658	12,776
Total Assets	46,578,098	118,859,645	13,534,103
Liabilities:
Unrealized depreciation on swaps	5,474,773	49,999	1,622,237
Due to investment adviser, net	25,105	79,232	5,159
Due to brokers for swaps	1,440,198	14,487,115	141,301
Accrued expenses and other liabilities	50,146	50,665	19,908
Total Liabilities	6,990,222	14,667,011	1,788,605
Net Assets	$39,587,876	$104,192,634	$11,745,498
Net Assets Consist of:
Capital stock	$214,587,905	$95,785,128	$185,306,458
Accumulated net investment loss	(401,658)	55,712	(90,941)
Undistributed (Accumulated) net realized gain (loss)	(170,171,438)	(1,475,828)	(171,897,014)
Net unrealized appreciation (depreciation) on:
Investment securities	(739,121)	(1,608,994)	—
Swaps	(3,687,812)	11,436,616	(1,573,005)
Net Assets	$39,587,876	$104,192,634	$11,745,498
Calculation of Net Asset Value Per Share:
Net assets	$39,587,876	$104,192,634	$11,745,498
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	2,036,428	1,400,000	558,309
Net assets value, redemption price and offering price per share	$19.44	$74.42	$21.04
Cost of Investments	$35,202,111	$81,657,087	$9,655,276

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2015

	Direxion Daily Regional Banks Bull 3X Shares	Direxion Daily Regional Banks Bear 3X Shares	Direxion Daily Retail Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$2,631,455	$2,193,863	$35,265,523
Cash and cash equivalents	946,464	1,508,793	35,983,151
Receivable for Fund shares sold	—	—	10,771,288
Dividend and interest receivable	476	63	5,098
Due from brokers for swaps	8,770	—	—
Unrealized appreciation on swaps	8,807	195,199	16,169,359
Prepaid expenses and other assets	362	414	9,804
Total Assets	3,596,334	3,898,332	98,204,223
Liabilities:
Payable for Fund shares redeemed	—	—	11,051,830
Payable for investments purchased	—	—	12,263,646
Unrealized depreciation on swaps	12,069	18,590	—
Due to investment adviser, net	189	777	37,998
Due to brokers for swaps	39,958	98	16,281,467
Accrued expenses and other liabilities	15,034	15,182	38,853
Total Liabilities	67,250	34,647	39,673,794
Net Assets	$3,529,084	$3,863,685	$58,530,429
Net Assets Consist of:
Capital stock	$3,998,886	$3,999,112	$43,411,658
Accumulated net investment loss	(1,186)	—	—
Undistributed (Accumulated) net realized gain (loss)	(443,334)	(312,036)	(626,117)
Net unrealized appreciation (depreciation) on:
Investment securities	(22,020)	—	(424,471)
Swaps	(3,262)	176,609	16,169,359
Net Assets	$3,529,084	$3,863,685	$58,530,429
Calculation of Net Asset Value Per Share:
Net assets	$3,529,084	$3,863,685	$58,530,429
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	100,000	100,000	1,600,012
Net assets value, redemption price and offering price per share	$35.29	$38.64	$36.58
Cost of Investments	$2,653,475	$2,193,863	$35,689,994

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2015

	Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares	Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares
Assets:
Investments, at fair value (Note 2)	$92,181,162	$27,629,500	$92,545,132	$8,730,089
Cash and cash equivalents	37,335,854	19,008,857	50,803,326	9,332,973
Cash collateral for swaps	—	—	105,802	10,207,288
Receivable for Fund shares sold	22,112	—	1,959,861	—
Dividend and interest receivable	14,446	598	1,402	478
Due from brokers for swaps	—	—	—	40
Unrealized appreciation on swaps	24,607,248	2,796,213	—	9,201,018
Prepaid expenses and other assets	7,861	6,049	7,286	2,682
Total Assets	154,168,683	49,441,217	145,422,809	37,474,568
Liabilities:
Payable for Fund shares redeemed	198,439	4,354,682	373,092	—
Payable for investments purchased	—	—	7,030,602	—
Unrealized depreciation on swaps	171,068	3,552,921	14,156,052	424
Due to investment adviser, net	83,736	25,538	68,404	12,920
Due to brokers for swaps	21,695,826	3,294,473	673,955	8,692,867
Accrued expenses and other liabilities	90,867	35,528	62,893	15,053
Total Liabilities	22,239,936	11,263,142	22,364,998	8,721,264
Net Assets	$131,928,747	$38,178,075	$123,057,811	$28,753,304
Net Assets Consist of:
Capital stock	$114,296,860	$125,265,606	$190,055,634	$23,967,372
Accumulated net investment loss	—	(212,707)	(303,467)	(41,545)
Undistributed (Accumulated) net realized gain (loss)	(5,513,740)	(86,118,116)	(52,538,304)	(4,373,117)
Net unrealized appreciation (depreciation) on:
Investment securities	(1,290,553)	—	—	—
Swaps	24,436,180	(756,708)	(14,156,052)	9,200,594
Net Assets	$131,928,747	$38,178,075	$123,057,811	$28,753,304
Calculation of Net Asset Value Per Share:
Net assets	$131,928,747	$38,178,075	$123,057,811	$28,753,304
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	4,900,004	899,748	6,400,000	700,000
Net assets value, redemption price and offering price per share	$26.92	$42.43	$19.23	$41.08
Cost of Investments	$93,471,715	$27,629,500	$92,545,132	$8,730,089

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2015

	Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares
Assets:
Investments, at fair value (Note 2)	$741,396	$3,396,998	$116,155,584	$15,545,224
Cash and cash equivalents	3,225,606	8,112,992	84,933,747	7,738,546
Cash collateral for swaps	4,322,840	742,055	—	—
Receivable for Fund shares sold	—	12,194,581	—	—
Dividend and interest receivable	142	81	3,445	426
Due from brokers for swaps	—	—	271,285	57,536
Unrealized appreciation on swaps	1,529,236	2,572,931	45,594,120	—
Prepaid expenses and other assets	2,368	7,794	8,761	3,974
Total Assets	9,821,588	27,027,432	246,966,942	23,345,706
Liabilities:
Payable for Fund shares redeemed	—	17,957,341	1,984,216	—
Unrealized depreciation on swaps	—	202,488	—	4,274,935
Due to investment adviser, net	5,128	3,643	124,818	17,685
Due to brokers for swaps	1,035,861	3,175,460	50,020,497	—
Accrued expenses and other liabilities	10,911	11,635	109,883	23,405
Total Liabilities	1,051,900	21,350,567	52,239,414	4,316,025
Net Assets	$8,769,688	$5,676,865	$194,727,528	$19,029,681
Net Assets Consist of:
Capital stock	$10,785,036	$5,079,375	$150,624,077	$149,621,729
Accumulated net investment loss	(6,530)	(17,228)	—	(136,541)
Undistributed (Accumulated) net realized gain (loss)	(3,538,054)	(1,755,725)	(1,658,999)	(126,180,572)
Net unrealized appreciation (depreciation) on:
Investment securities	—	—	168,330	—
Swaps	1,529,236	2,370,443	45,594,120	(4,274,935)
Net Assets	$8,769,688	$5,676,865	$194,727,528	$19,029,681
Calculation of Net Asset Value Per Share:
Net assets	$8,769,688	$5,676,865	$194,727,528	$19,029,681
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	650,000	100,000	5,050,000	617,738
Net assets value, redemption price and offering price per share	$13.49	$56.77	$38.56	$30.81
Cost of Investments	$741,396	$3,396,998	$115,987,254	$15,545,224

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2015

	Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares	Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares
Assets:
Investments, at fair value (Note 2)	$4,172,243	$27,397,885	$40,337,043	$343,358,711
Cash and cash equivalents	2,757,196	14,884,506	21,664,496	227,168,548
Receivable for Fund shares sold	7,105,323	815,925	—	—
Dividend and interest receivable	162	845	1,090	10,478
Due from brokers for swaps	33,414	—	—	—
Unrealized appreciation on swaps	66,861	—	2,491,922	—
Prepaid expenses and other assets	4,788	4,398	5,086	25,817
Total Assets	14,139,987	43,103,559	64,499,637	570,563,554
Liabilities:
Payable for Fund shares redeemed	6,972,916	—	—	7,064,116
Unrealized depreciation on swaps	59,983	2,336,692	84,240	24,801,537
Due to investment adviser, net	5,821	32,478	40,861	351,373
Due to brokers for swaps	70,000	241,061	1,718,541	1,069,540
Accrued expenses and other liabilities	19,967	32,523	42,166	261,092
Total Liabilities	7,128,687	2,642,754	1,885,808	33,547,658
Net Assets	$7,011,300	$40,460,805	$62,613,829	$537,015,896
Net Assets Consist of:
Capital stock	$7,108,026	$109,696,026	$64,460,459	$1,475,423,626
Accumulated net investment loss	—	(350,584)	(203,466)	(3,738,091)
Undistributed (Accumulated) net realized gain (loss)	(103,604)	(66,547,945)	(3,215,813)	(909,868,102)
Net unrealized appreciation (depreciation) on:
Investment securities	—	—	(835,033)	—
Swaps	6,878	(2,336,692)	2,407,682	(24,801,537)
Net Assets	$7,011,300	$40,460,805	$62,613,829	$537,015,896
Calculation of Net Asset Value Per Share:
Net assets	$7,011,300	$40,460,805	$62,613,829	$537,015,896
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	150,000	2,450,000	800,000	19,449,789
Net assets value, redemption price and offering price per share	$46.74	$16.51	$78.27	$27.61
Cost of Investments	$4,172,243	$27,397,885	$41,172,076	$343,358,711

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2015

	Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily Mid Cap Bear 3X Shares	Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Investment Income:
Dividend income	$42,476	$—	$168,172	$—
Interest income	10,774	1,833	79,536	40,083
Total investment income	53,250	1,833	247,708	40,083
Expenses:
Investment advisory fees (Note 6)	520,438	73,129	4,287,636	1,874,990
Licensing fees	55,513	7,800	457,634	199,999
Administration fees	18,204	2,545	146,437	65,194
Professional fees	15,959	2,705	59,381	21,515
Accounting fees	14,802	2,010	120,423	51,710
Reports to shareholders	12,821	10,082	66,038	51,236
Custody fees	11,257	1,930	62,500	27,064
Pricing fees	9,608	9,608	8,688	9,608
Interest expense	8,668	393	128,902	5,393
Transfer agent fees	8,647	578	75,446	34,019
Exchange listing fees	5,265	5,468	6,123	6,329
Insurance fees	2,405	351	14,916	8,975
Trustees' fees and expenses	2,232	319	17,590	7,595
Offering fees	1,032	1,032	1,238	—
Management service fees (Note 6)	935	220	10,147	6,141
Compliance fees	725	97	5,837	2,457
Other	2,131	1,559	5,676	31,107
Total Expenses	690,642	119,826	5,474,612	2,403,332
Recoupment of expenses to Adviser (Note 6)	—	—	85,296	9,679
Less: Reimbursement of expenses from Adviser (Note 6)	(22,753)	(26,804)	—	(32,630)
Net Expenses	667,889	93,022	5,559,908	2,380,381
Net investment loss	(614,639)	(91,189)	(5,312,200)	(2,340,298)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(202,478)	—	2,647,111	—
In-kind redemptions	297,053	—	5,043,348	—
Swaps	28,266,292	(3,279,694)	57,229,184	(66,276,817)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	28,360,867	(3,279,694)	64,919,643	(66,276,817)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(339,404)	—	(1,779,364)	—
Swaps	(21,760,085)	1,516,505	43,921,213	373,830
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(22,099,489)	1,516,505	42,141,849	373,830
Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	6,261,378	(1,763,189)	107,061,492	(65,902,987)
Net increase (decrease) in net assets resulting from operations	$5,646,739	$(1,854,378)	$101,749,292	$(68,243,285)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2015

	Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares	Direxion Daily Brazil Bull 3X Shares
Investment Income:
Dividend income	$576,530	$—	$8,362
Interest income	109,034	83,905	5,042
Total investment income	685,564	83,905	13,404
Expenses:
Investment advisory fees (Note 6)	5,947,331	4,598,430	292,515
Licensing fees	881,103	698,463	38,677
Administration fees	203,102	157,005	10,187
Accounting fees	169,554	131,873	8,083
Interest expense	148,233	18,892	1,776
Transfer agent fees	113,392	86,519	3,218
Custody fees	90,817	65,840	6,553
Professional fees	74,581	48,739	16,564
Reports to shareholders	63,920	131,507	10,074
Insurance fees	31,354	28,585	662
Trustees' fees and expenses	24,899	20,845	1,089
Management service fees (Note 6)	14,823	8,671	696
Pricing fees	9,608	9,608	8,681
Compliance fees	8,055	6,384	398
Exchange listing fees	5,265	8,776	5,000
Offering fees	1,238	206	—
Other	22,089	18,737	1,777
Total Expenses	7,809,364	6,039,080	405,950
Recoupment of expenses to Adviser (Note 6)	37,271	—	—
Less: Reimbursement of expenses from Adviser (Note 6)	(165,116)	(195,511)	(33,656)
Net Expenses	7,681,519	5,843,569	372,294
Net investment loss	(6,995,955)	(5,759,664)	(358,890)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	13,785	—	(1,799,705)
In-kind redemptions	5,265,617	—	172,801
Swaps	410,869,834	(155,229,077)	(60,613,288)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	416,149,236	(155,229,077)	(62,240,192)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(809,571)	—	(298,707)
Swaps	(348,608,203)	90,308,081	(14,028,750)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(349,417,774)	90,308,081	(14,327,457)
Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	66,731,462	(64,920,996)	(76,567,649)
Net increase (decrease) in net assets resulting from operations	$59,735,507	$(70,680,660)	$(76,926,539)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2015

	Direxion Daily Developed Markets Bull 3X Shares	Direxion Daily Developed Markets Bear 3X Shares	Direxion Daily Emerging Markets Bull 3X Shares	Direxion Daily Emerging Markets Bear 3X Shares
Investment Income:
Dividend income	$78,423	$—	$383,672	$—
(net of foreign withholding tax of $169, $—, $— and $—, respectively)
Interest income	3,628	904	24,320	14,823
Total investment income	82,051	904	407,992	14,823
Expenses:
Investment advisory fees (Note 6)	240,671	59,181	1,723,945	720,854
Licensing fees	50,000	50,000	186,648	81,882
Pricing fees	9,608	9,608	9,608	9,608
Reports to shareholders	8,607	8,213	30,345	20,531
Administration fees	8,405	2,069	60,390	25,103
Interest expense	8,148	656	13,021	7,130
Professional fees	7,983	2,062	22,374	6,823
Accounting fees	6,899	1,733	49,493	20,162
Custody fees	5,839	2,853	29,272	15,731
Exchange listing fees	5,265	5,498	10,140	7,231
Transfer agent fees	3,506	—	31,382	11,477
Insurance fees	1,808	204	10,356	4,007
Trustees' fees and expenses	1,095	277	7,530	3,081
Management service fees (Note 6)	517	189	3,267	2,116
Compliance fees	331	78	2,392	959
Offering fees	—	—	206	206
Other	1,774	1,563	3,444	2,226
Total Expenses	360,456	144,184	2,193,813	939,127
Recoupment of expenses to Adviser (Note 6)	—	—	2,872	—
Less: Reimbursement of expenses from Adviser (Note 6)	(47,458)	(68,565)	—	(18,915)
Net Expenses	312,998	75,619	2,196,685	920,212
Net investment loss	(230,947)	(74,715)	(1,788,693)	(905,389)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(586,173)	—	(17,963,204)	—
In-kind redemptions	(623,357)	—	(1,121,009)	—
Swaps	(703,474)	(1,829,674)	(79,089,647)	24,161,697
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(1,913,004)	(1,829,674)	(98,173,860)	24,161,697
Change in net unrealized appreciation (depreciation) on:
Investment securities	774,211	—	2,154,857	—
Swaps	(6,719,769)	96,275	(29,749,103)	(10,904,159)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(5,945,558)	96,275	(27,594,246)	(10,904,159)
Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	(7,858,562)	(1,733,399)	(125,768,106)	13,257,538
Net increase (decrease) in net assets resulting from operations	$(8,089,509)	$(1,808,114)	$(127,556,799)	$12,352,149

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2015

	Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares	Direxion Daily FTSE Europe Bull 3X Shares
Investment Income:
Dividend income	$223,752	$—	$263,039
Interest income	19,826	8,586	6,323
Total investment income	243,578	8,586	269,362
Expenses:
Investment advisory fees (Note 6)	1,081,236	321,133	312,890
Licensing fees	140,684	41,316	12,882
Administration fees	37,611	11,064	10,825
Reports to shareholders	32,498	18,296	7,343
Accounting fees	29,946	7,837	8,035
Interest expense	23,409	6,832	1,709
Custody fees	22,695	6,815	6,868
Transfer agent fees	19,201	3,920	4,719
Professional fees	14,590	11,202	18,163
Pricing fees	9,608	9,608	7,999
Exchange listing fees	6,289	6,502	5,000
Trustees' fees and expenses	4,142	1,087	1,041
Insurance fees	3,927	684	342
Management service fees (Note 6)	2,823	1,535	881
Compliance fees	1,457	394	418
Offering fees	41	41	—
Other	14,657	1,609	1,593
Total Expenses	1,444,814	449,875	400,708
Recoupment of expenses to Adviser (Note 6)	942	—	8,197
Less: Reimbursement of expenses from Adviser (Note 6)	(52,781)	(36,274)	(10,868)
Net Expenses	1,392,975	413,601	398,037
Net investment loss	(1,149,397)	(405,015)	(128,675)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(2,233,487)	—	(492,257)
In-kind redemptions	(1,396,522)	—	(198,870)
Swaps	(48,994,255)	4,412,405	(14,231,251)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(52,624,264)	4,412,405	(14,922,378)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(4,139,404)	—	325,603
Swaps	(18,178,108)	7,663,947	5,442,464
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(22,317,512)	7,663,947	5,768,067
Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	(74,941,776)	12,076,352	(9,154,311)
Net increase (decrease) in net assets resulting from operations	$(76,091,173)	$11,671,337	$(9,282,986)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2015

	Direxion Daily India Bull 3X Shares	Direxion Daily Japan Bull 3X Shares	Direxion Daily Latin America Bull 3X Shares
Investment Income:
Dividend income	$269,090	$48,439	$13,704
Interest income	11,880	1,196	1,718
Total investment income	280,970	49,635	15,422
Expenses:
Investment advisory fees (Note 6)	775,005	85,540	128,592
Licensing fees	82,632	25,001	17,146
Administration fees	26,957	2,967	4,496
Reports to shareholders	24,426	4,348	11,413
Accounting fees	21,361	2,282	3,725
Professional fees	20,288	10,115	3,611
Custody fees	16,280	1,958	4,447
Transfer agent fees	14,485	—	1,388
Interest expense	9,871	1,250	1,027
Pricing fees	9,608	7,806	9,608
Exchange listing fees	5,678	5,000	7,418
Trustees' fees and expenses	3,049	93	575
Insurance fees	2,526	250	785
Management service fees (Note 6)	1,745	233	182
Compliance fees	1,060	115	182
Offering fees	—	—	206
Other	2,061	1,552	1,647
Total Expenses	1,017,032	148,510	196,448
Recoupment of expenses to Adviser (Note 6)	2,719	—	—
Less: Reimbursement of expenses from Adviser (Note 6)	(28,207)	(38,909)	(32,537)
Net Expenses	991,544	109,601	163,911
Net investment loss	(710,574)	(59,966)	(148,489)
Net realized and unrealized loss on investments:
Net realized gain (loss) on:
Investment securities	(2,508,195)	(33,719)	(1,740,905)
In-kind redemptions	93,269	(208,135)	52,616
Swaps	3,685,020	(1,862,232)	(17,047,646)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	1,270,094	(2,104,086)	(18,735,935)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(650,632)	(257,880)	(44,552)
Swaps	(43,888,181)	509,323	(4,031,956)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(44,538,813)	251,443	(4,076,508)
Net realized and unrealized loss on investment securities, in-kind redemptions and swaps	(43,268,719)	(1,852,643)	(22,812,443)
Net decrease in net assets resulting from operations	$(43,979,293)	$(1,912,609)	$(22,960,932)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2015

	Direxion Daily Russia Bull 3X Shares	Direxion Daily Russia Bear 3X Shares	Direxion Daily South Korea Bull 3X Shares
Investment Income:
Dividend income	$—	$—	$—
Interest income	19,065	5,548	232
Total investment income	19,065	5,548	232
Expenses:
Investment advisory fees (Note 6)	1,472,325	404,415	27,922
Licensing fees	94,457	23,423	8,926
Administration fees	51,074	14,116	973
Reports to shareholders	45,509	21,525	1,004
Accounting fees	40,765	11,096	776
Interest expense	36,547	6,697	198
Professional fees	28,983	14,898	9,805
Transfer agent fees	27,757	5,922	—
Custody fees	23,529	10,364	1,954
Pricing fees	10,218	10,218	8,681
Exchange listing fees	7,429	5,048	5,001
Trustees' fees and expenses	5,463	1,668	106
Insurance fees	4,401	966	88
Management service fees (Note 6)	3,670	680	67
Compliance fees	1,994	566	38
Offering fees	—	—	—
Other	21,471	1,662	—
Total Expenses	1,875,592	533,264	65,539
Recoupment of expenses to Adviser (Note 6)	25,899	11,013	—
Less: Reimbursement of expenses from Adviser (Note 6)	—	(25,321)	(29,972)
Net Expenses	1,901,491	518,956	35,567
Net investment loss	(1,882,426)	(513,408)	(35,335)
Net realized and unrealized loss on investments:
Net realized gain (loss) on:
Investment securities	(13,916,129)	—	(142,507)
In-kind redemptions	(650,872)	—	(63,483)
Swaps	(157,742,465)	(68,585,902)	(1,643,713)
Net realized loss on investment securities, in-kind redemptions and swaps	(172,309,466)	(68,585,902)	(1,849,703)
Change in net unrealized appreciation (depreciation) on:
Investment securities	110,103	—	(40,042)
Swaps	19,005,574	7,297,987	430,813
Change in net unrealized appreciation on investment securities and swaps	19,115,677	7,297,987	390,771
Net realized and unrealized loss on investment securities, in-kind redemptions and swaps	(153,193,789)	(61,287,915)	(1,458,932)
Net decrease in net assets resulting from operations	$(155,076,215)	$(61,801,323)	$(1,494,267)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2015

	Direxion Daily Energy Bull 3X Shares	Direxion Daily Energy Bear 3X Shares	Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares
Investment Income:
Dividend income	$2,533,930	$—	$3,749,108	$—
(net of foreign withholding tax of $—, $—, $2,317 and $—, respectively)
Interest income	56,392	8,347	152,291	40,569
Total investment income	2,590,322	8,347	3,901,399	40,569
Expenses:
Investment advisory fees (Note 6)	3,265,813	500,612	9,894,669	2,157,224
Licensing fees	342,730	51,541	1,142,455	258,339
Administration fees	113,539	17,482	337,710	75,786
Accounting fees	89,274	13,991	278,331	60,917
Reports to shareholders	72,910	23,736	124,744	102,391
Transfer agent fees	57,379	7,539	181,347	28,640
Professional fees	51,219	3,596	108,302	37,925
Custody fees	48,902	10,272	152,718	34,073
Interest expense	40,394	14,600	242,586	3,466
Trustees' fees and expenses	12,871	2,102	42,017	10,384
Pricing fees	9,608	9,608	9,608	9,608
Management service fees (Note 6)	8,319	1,143	22,195	5,295
Insurance fees	6,932	1,596	42,460	12,244
Exchange listing fees	5,265	5,535	6,604	4,941
Compliance fees	4,413	684	13,539	2,926
Other	45,105	1,881	15,809	4,475
Total Expenses	4,174,673	665,918	12,615,094	2,808,634
Recoupment of expenses to Adviser (Note 6)	31,123	882	176,123	—
Less: Reimbursement of expenses from Adviser (Note 6)	(28,703)	(18,091)	(15,384)	(72,684)
Net Expenses	4,177,093	648,709	12,775,833	2,735,950
Net investment loss	(1,586,771)	(640,362)	(8,874,434)	(2,695,381)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(43,632,305)	—	2,304,441	—
In-kind redemptions	26,076,252	—	29,960,983	—
Swaps	(114,524,685)	532,584	719,461,973	(124,907,083)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(132,080,738)	532,584	751,727,397	(124,907,083)
Change in net unrealized appreciation (depreciation) on:
Investment securities	2,696,326	—	(7,065,484)	—
Swaps	(99,755,253)	14,120,042	(562,736,587)	38,945,115
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(97,058,927)	14,120,042	(569,802,071)	38,945,115
Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	(229,139,665)	14,652,626	181,925,326	(85,961,968)
Net increase (decrease) in net assets resulting from operations	$(230,726,436)	$14,012,264	$173,050,892	$(88,657,349)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2015

	Direxion Daily Gold Miners Index Bull 3X Shares	Direxion Daily Gold Miners Index Bear 3X Shares	Direxion Daily Healthcare Bull 3X Shares
Investment Income:
Dividend income	$—	$—	$767,970
Interest income	79,792	22,900	36,045
Total investment income	79,792	22,900	804,015
Expenses:
Investment advisory fees (Note 6)	5,620,445	1,251,301	2,557,936
Licensing fees	449,175	99,822	267,478
Reports to shareholders	201,515	43,249	63,446
Administration fees	191,859	43,636	88,768
Accounting fees	159,405	35,250	68,567
Transfer agent fees	96,285	24,196	47,124
Custody fees	76,972	22,232	42,925
Professional fees	71,278	24,282	43,873
Interest expense	41,592	47,735	69,321
Insurance fees	24,314	6,614	4,808
Trustees' fees and expenses	22,384	5,344	9,904
Management service fees (Note 6)	12,538	3,568	5,358
Exchange listing fees	11,703	5,364	5,022
Pricing fees	9,288	9,288	10,131
Compliance fees	7,695	1,669	3,521
Offering fees	—	—	41
Other	88,502	3,788	37,570
Total Expenses	7,084,950	1,627,338	3,325,793
Recoupment of expenses to Adviser (Note 6)	33,324	15,290	23,353
Less: Reimbursement of expenses from Adviser (Note 6)	—	(9,912)	(39,773)
Net Expenses	7,118,274	1,632,716	3,309,373
Net investment loss	(7,038,482)	(1,609,816)	(2,505,358)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(97,034,502)	—	(917,315)
In-kind redemptions	53,088,435	—	3,104,202
Swaps	(1,154,742,354)	25,436,335	6,801,263
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(1,198,688,421)	25,436,335	8,988,150
Change in net unrealized appreciation (depreciation) on:
Investment securities	13,067,161	—	(3,171,459)
Swaps	575,449,791	(52,251,910)	10,223,993
Change in net unrealized appreciation (depreciation) on investment securities and swaps	588,516,952	(52,251,910)	7,052,534
Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	(610,171,469)	(26,815,575)	16,040,684
Net increase (decrease) in net assets resulting from operations	$(617,209,951)	$(28,425,391)	$13,535,326

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2015

	Direxion Daily Homebuilders & Supplies Bull 3X Shares[1]	Direxion Daily Homebuilders & Supplies Bear 3X Shares[1]	Direxion Daily Junior Gold Miners Index Bull 3X Shares	Direxion Daily Junior Gold Miners Index Bear 3X Shares
Investment Income:
Dividend income	$693	$—	$—	$—
Interest income	21	89	22,092	10,980
Total investment income	714	89	22,092	10,980
Expenses:
Investment advisory fees (Note 6)	4,766	7,074	1,378,746	540,085
Reports to shareholders	8,517	8,515	102,738	24,361
Licensing fees	508	754	81,107	31,769
Administration fees	163	243	48,030	18,865
Accounting fees	162	219	40,178	15,205
Professional fees	11,103	11,103	37,220	24,528
Transfer agent fees	430	443	30,227	10,749
Custody fees	547	576	22,082	14,172
Insurance fees	5	7	8,560	2,347
Pricing fees	1,217	1,216	7,999	8,000
Trustees' fees and expenses	64	83	6,557	2,451
Exchange listing fees	1,014	1,014	5,000	5,000
Interest expense	—	79	3,006	17,254
Management service fees (Note 6)	51	79	2,191	1,002
Compliance fees	33	48	1,941	751
Offering fees	4,814	4,814	—	—
Other	322	323	22,659	2,143
Total Expenses	33,716	36,590	1,798,241	718,682
Recoupment of expenses to Adviser (Note 6)	—	—	14,771	313
Less: Reimbursement of expenses from Adviser (Note 6)	(27,679)	(27,551)	(63,594)	(17,633)
Net Expenses	6,037	9,039	1,749,418	701,362
Net investment loss	(5,323)	(8,950)	(1,727,326)	(690,382)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	—	(13,565,056)	—
In-kind redemptions	—	—	6,810,070	—
Swaps	(736,573)	(316,774)	(366,177,424)	12,173,272
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(736,573)	(316,774)	(372,932,410)	12,173,272
Change in net unrealized appreciation (depreciation) on:
Investment securities	(88,865)	—	3,925,772	—
Swaps	(265,794)	976,346	196,471,789	(36,004,643)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(354,659)	976,346	200,397,561	(36,004,643)
Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	(1,091,232)	659,572	(172,534,849)	(23,831,371)
Net increase (decrease) in net assets resulting from operations	$(1,096,555)	$650,622	$(174,262,175)	$(24,521,753)

1  Represents the period from August 19, 2015 (commencement of operations) to October 31, 2015.
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2015

	Direxion Daily Natural Gas Related Bull 3X Shares	Direxion Daily Real Estate Bull 3X Shares	Direxion Daily Real Estate Bear 3X Shares
Investment Income:
Dividend income	$275,108	$770,049	$—
(net of foreign withholding tax of $21,212, $— and $—, respectively)
Interest income	5,529	10,569	1,732
Total investment income	280,637	780,618	1,732
Expenses:
Investment advisory fees (Note 6)	523,209	878,986	87,030
Licensing fees	54,473	80,054	50,000
Reports to shareholders	34,063	21,790	9,125
Administration fees	18,275	30,698	3,035
Professional fees	15,052	9,289	—
Accounting fees	14,877	24,731	2,503
Custody fees	14,263	15,224	3,274
Pricing fees	9,608	9,608	9,608
Transfer agent fees	8,687	13,472	898
Exchange listing fees	5,435	5,265	7,404
Interest expense	4,890	14,938	658
Trustees' fees and expenses	1,920	3,649	—
Insurance fees	802	3,245	462
Management service fees (Note 6)	778	1,766	184
Compliance fees	738	1,214	120
Other	8,993	2,212	432
Total Expenses	716,063	1,116,141	174,733
Recoupment of expenses to Adviser (Note 6)	423	12,179	—
Less: Reimbursement of expenses from Adviser (Note 6)	(48,864)	—	(63,837)
Net Expenses	667,622	1,128,320	110,896
Net investment loss	(386,985)	(347,702)	(109,164)
Net realized and unrealized loss on investments:
Net realized gain (loss) on:
Investment securities	(32,705,440)	(1,376,381)	—
In-kind redemptions	7,849,296	30,619	—
Swaps	(141,290,501)	38,234,884	(4,670,200)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(166,146,645)	36,889,122	(4,670,200)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(1,311,339)	(1,673,430)	—
Swaps	(2,504,103)	(38,408,052)	602,768
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(3,815,442)	(40,081,482)	602,768
Net realized and unrealized loss on investment securities, in-kind redemptions and swaps	(169,962,087)	(3,192,360)	(4,067,432)
Net decrease in net assets resulting from operations	$(170,349,072)	$(3,540,062)	$(4,176,596)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2015

	Direxion Daily Regional Banks Bull 3X Shares[1]	Direxion Daily Regional Banks Bear 3X Shares[1]	Direxion Daily Retail Bull 3X Shares
Investment Income:
Dividend income	$3,941	$—	$324,421
(net of foreign withholding tax of $—, $— and $11, respectively)
Interest income	62	85	4,348
Total investment income	4,003	85	328,769
Expenses:
Professional fees	11,103	11,103	10,592
Investment advisory fees (Note 6)	4,976	6,820	295,108
Licensing fees	2,093	2,117	31,939
Reports to shareholders	1,731	1,729	11,756
Pricing fees	1,217	1,217	9,608
Offering fees	1,113	1,113	—
Exchange listing fees	1,014	1,014	5,435
Custody fees	550	573	7,912
Transfer agent fees	432	441	4,170
Administration fees	170	234	10,255
Accounting fees	169	211	7,922
Trustees' fees and expenses	62	85	1,062
Management service fees (Note 6)	57	71	985
Compliance fees	33	48	386
Insurance fees	5	8	584
Interest expense	—	98	11,133
Other	322	323	1,640
Total Expenses	25,047	27,205	410,487
Less: Reimbursement of expenses from Adviser (Note 6)	(18,744)	(18,468)	(25,551)
Net Expenses	6,303	8,737	384,936
Net investment loss	(2,300)	(8,652)	(56,167)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(4,852)	—	(181,798)
In-kind redemptions	—	—	3,961,819
Swaps	(438,482)	(304,272)	10,963,111
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(443,334)	(304,272)	14,743,132
Change in net unrealized appreciation (depreciation) on:
Investment securities	(22,020)	—	(806,163)
Swaps	(3,262)	176,609	7,110,456
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(25,282)	176,609	6,304,293
Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	(468,616)	(127,663)	21,047,425
Net increase (decrease) in net assets resulting from operations	$(470,916)	$(136,315)	$20,991,258

1  Represents the period from August 19, 2015 (commencement of operations) to October 31, 2015.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2015

	Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares	Direxion Daily S&P Biotech Bull 3X Shares[1]	Direxion Daily S&P Biotech Bear 3X Shares[1]
Investment Income:
Dividend income	$587,401	$—	$1,859	$—
(net of foreign withholding tax of $2,574, $—, $— and $—, respectively)
Interest income	14,229	3,606	5,161	393
Total investment income	601,630	3,606	7,020	393
Expenses:
Investment advisory fees (Note 6)	1,112,465	197,477	252,159	40,428
Licensing fees	148,292	26,312	27,119	4,551
Administration fees	38,889	6,870	8,613	1,383
Interest expense	35,158	2,575	1,056	658
Accounting fees	31,542	5,418	5,758	1,033
Reports to shareholders	28,795	10,865	6,464	5,568
Professional fees	22,060	8,828	19,330	11,330
Transfer agent fees	20,769	2,202	3,742	538
Custody fees	20,276	4,077	4,376	1,297
Pricing fees	9,608	9,608	3,441	3,441
Exchange listing fees	5,265	5,499	2,161	2,161
Trustees' fees and expenses	4,728	767	745	182
Insurance fees	4,370	794	165	27
Management service fees (Note 6)	2,091	673	1,920	370
Compliance fees	1,545	257	714	105
Offering fees	—	41	9,970	9,929
Other	2,651	1,672	6,715	684
Total Expenses	1,488,504	283,935	354,448	83,685
Recoupment of expenses to Adviser (Note 6)	—	—	15	—
Less: Reimbursement of expenses from Adviser (Note 6)	(44,224)	(31,222)	(34,006)	(31,818)
Net Expenses	1,444,280	252,713	320,457	51,867
Net investment loss	(842,650)	(249,107)	(313,437)	(51,474)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(58,786)	—	—	—
In-kind redemptions	6,082,601	—	596,731	—
Swaps	69,931,469	(16,167,035)	(52,538,304)	(4,373,117)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	75,955,284	(16,167,035)	(51,941,573)	(4,373,117)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(3,383,967)	—	—	—
Swaps	(60,815,628)	268,815	(14,156,052)	9,200,594
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(64,199,595)	268,815	(14,156,052)	9,200,594
Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	11,755,689	(15,898,220)	(66,097,625)	4,827,477
Net increase (decrease) in net assets resulting from operations	$10,913,039	$(16,147,327)	$(66,411,062)	$4,776,003

1  Represents the period from May 28, 2015 (commencement of operations) to October 31, 2015.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2015

	Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares[1]	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares[1]	Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares
Investment Income:
Dividend income	$3,895	$—	$134,063	$—
Interest income	185	151	22,599	2,479
Total investment income	4,080	151	156,662	2,479
Expenses:
Investment advisory fees (Note 6)	16,213	20,914	1,406,898	124,238
Professional fees	11,330	11,330	18,363	—
Offering fees	9,926	9,926	—	—
Reports to shareholders	4,702	4,715	32,321	12,150
Pricing fees	3,441	3,441	9,608	9,608
Exchange listing fees	2,161	2,161	5,265	5,535
Licensing fees	1,962	2,470	145,381	12,574
Custody fees	738	987	26,243	3,067
Administration fees	554	716	49,122	4,318
Accounting fees	521	565	39,573	3,441
Transfer agent fees	286	368	28,021	389
Management service fees (Note 6)	144	118	3,104	396
Trustees' fees and expenses	92	139	5,947	—
Compliance fees	43	65	1,928	164
Insurance fees	11	13	6,025	531
Interest expense	—	815	36,090	436
Other	680	682	2,916	881
Total Expenses	52,804	59,425	1,816,805	177,728
Recoupment of expenses to Adviser (Note 6)	—	—	7,827	—
Less: Reimbursement of expenses from Adviser (Note 6)	(32,268)	(32,120)	(6,472)	(19,924)
Net Expenses	20,536	27,305	1,818,160	157,804
Net investment loss	(16,456)	(27,154)	(1,661,498)	(155,325)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	—	287,513	—
In-kind redemptions	(101,252)	—	1,315,740	—
Swaps	(3,538,055)	(1,755,725)	72,828,413	(9,289,400)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(3,639,307)	(1,755,725)	74,431,666	(9,289,400)
Change in net unrealized appreciation (depreciation) on:
Investment securities	—	—	(326,303)	—
Swaps	1,529,236	2,370,443	(29,686,662)	1,895,323
Change in net unrealized appreciation (depreciation) on investment securities and swaps	1,529,236	2,370,443	(30,012,965)	1,895,323
Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	(2,110,071)	614,718	44,418,701	(7,394,077)
Net increase (decrease) in net assets resulting from operations	$(2,126,527)	$587,564	$42,757,203	$(7,549,402)

1  Represents the period from May 28, 2015 (commencement of operations) to October 31, 2015.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2015

	Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares	Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares
Investment Income:
Dividend income	$—	$—	$487,287	$—
Interest income	1,290	8,703	12,070	84,967
Total investment income	1,290	8,703	499,357	84,967
Expenses:
Investment advisory fees (Note 6)	45,047	350,084	602,300	3,794,304
Licensing fees	16,656	20,000	24,799	151,634
Pricing fees	8,228	9,608	9,608	9,608
Exchange listing fees	5,353	5,323	5,323	7,406
Professional fees	3,329	5,564	16,928	45,467
Reports to shareholders	2,875	6,156	15,045	46,661
Custody fees	1,728	6,403	12,615	54,702
Administration fees	1,566	12,231	21,054	129,593
Accounting fees	1,230	9,986	17,111	104,832
Interest expense	394	343	8,635	13,344
Offering fees	206	206	—	41
Trustees' fees and expenses	166	1,535	2,470	13,085
Insurance fees	145	1,937	1,494	21,305
Management service fees (Note 6)	140	665	1,078	9,127
Compliance fees	60	486	839	5,157
Transfer agent fees	—	5,625	10,056	75,885
Other	1,532	1,898	1,928	63,637
Total Expenses	88,655	438,050	751,283	4,545,788
Recoupment of expenses to Adviser (Note 6)	—	5,740	22,726	—
Less: Reimbursement of expenses from Adviser (Note 6)	(31,202)	—	(2,461)	(13,300)
Net Expenses	57,453	443,790	771,548	4,532,488
Net investment loss	(56,163)	(435,087)	(272,191)	(4,447,521)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	—	272,086	—
In-kind redemptions	(795)	—	(2,163,798)	—
Swaps	793,038	(10,123,344)	(1,503,858)	(193,183,591)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	792,243	(10,123,344)	(3,395,570)	(193,183,591)
Change in net unrealized appreciation (depreciation) on:
Investment securities	—	—	(1,251,163)	—
Swaps	(437,723)	1,633,550	(1,613,239)	25,275,402
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(437,723)	1,633,550	(2,864,402)	25,275,402
Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	354,520	(8,489,794)	(6,259,972)	(167,908,189)
Net increase (decrease) in net assets resulting from operations	$298,357	$(8,924,881)	$(6,532,163)	$(172,355,710)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Mid Cap Bull 3X Shares[1]		Direxion Daily Mid Cap Bear 3X Shares[2]
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment loss	$(614,639)	$(578,463)	$(91,189)	$(85,086)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	28,360,867	7,080,425	(3,279,694)	(3,684,876)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(22,099,489)	10,063,601	1,516,505	231,460
Net increase (decrease) in net assets resulting from operations	5,646,739	16,565,563	(1,854,378)	(3,538,502)
Distributions to shareholders:
Net realized gains	—	(2,032,510)	—	—
Total distributions	—	(2,032,510)	—	—
Capital share transactions:
Proceeds from shares sold	112,368,162	226,252,435	12,002,977	5,758,111
Cost of shares redeemed	(140,020,613)	(201,108,109)	(7,152,540)	(4,728,144)
Transaction fees	32,519	31,872	2,144	1,419
Net increase (decrease) in net assets resulting from capital transactions	(27,619,932)	25,176,198	4,852,581	1,031,386
Total increase (decrease) in net assets	(21,973,193)	39,709,251	2,998,203	(2,507,116)
Net assets:
Beginning of year	91,439,034	51,729,783	8,229,128	10,736,244
End of year	$69,465,841	$91,439,034	$11,227,331	$8,229,128
Accumulated net investment loss at end of year	$—	$—	$(77,184)	$(69,813)
Changes in shares outstanding
Shares outstanding, beginning of year	4,000,132	2,800,132	152,040	127,040
Shares sold	4,400,000	10,600,000	275,000	87,500
Shares repurchased	(5,400,000)	(9,400,000)	(162,633)	(62,500)
Shares outstanding, end of year	3,000,132	4,000,132	264,407	152,040

1  Effective May 20, 2015, the Fund had a 4:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 4:1 forward stock split.

2  Effective May 20, 2015, the Fund had a 1:4 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:4 reverse stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily S&P 500® Bull 3X Shares		Direxion Daily S&P 500® Bear 3X Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment loss	$(5,312,200)	$(2,622,769)	$(2,340,298)	$(1,963,430)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	64,919,643	157,140,229	(66,276,817)	(128,734,013)
Change in net unrealized appreciation on investment securities and swaps	42,141,849	22,595,370	373,830	23,721,421
Net increase (decrease) in net assets resulting from operations	101,749,292	177,112,830	(68,243,285)	(106,976,022)
Capital share transactions:
Proceeds from shares sold	865,548,280	1,165,282,695	464,434,184	253,574,442
Cost of shares redeemed	(946,152,391)	(1,089,208,613)	(232,215,930)	(141,675,806)
Transaction fees	193,707	218,643	69,664	42,503
Net increase (decrease) in net assets resulting from capital transactions	(80,410,404)	76,292,725	232,287,918	111,941,139
Total increase in net assets	21,338,888	253,405,555	164,044,633	4,965,117
Net assets:
Beginning of year	552,931,257	299,525,702	204,478,677	199,513,560
End of year	$574,270,145	$552,931,257	$368,523,310	$204,478,677
Accumulated net investment loss at end of year	$(49,254)	$(55,376)	$(2,067,705)	$(1,696,281)
Changes in shares outstanding
Shares outstanding, beginning of year	6,701,251	5,501,251	9,075,675	5,025,675
Shares sold	10,600,000	15,750,000	24,850,000	8,700,000
Shares repurchased	(10,750,000)	(14,550,000)	(11,850,000)	(4,650,000)
Shares outstanding, end of year	6,551,251	6,701,251	22,075,675	9,075,675

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Small Cap Bull 3X Shares		Direxion Daily Small Cap Bear 3X Shares[1]
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment loss	$(6,995,955)	$(8,798,243)	$(5,759,664)	$(6,577,287)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	416,149,236	234,349,540	(155,229,077)	(183,291,736)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(349,417,774)	116,643,090	90,308,081	18,017,085
Net increase (decrease) in net assets resulting from operations	59,735,507	342,194,387	(70,680,660)	(171,851,938)
Distributions to shareholders:
Net realized gains	(5,754,016)	(14,424,276)	—	—
Total distributions	(5,754,016)	(14,424,276)	—	—
Capital share transactions:
Proceeds from shares sold	2,381,603,101	3,870,098,027	1,469,690,305	1,724,709,701
Cost of shares redeemed	(2,690,422,706)	(3,840,201,960)	(1,501,541,106)	(1,612,807,532)
Transaction fees	610,905	850,806	450,388	483,792
Net increase (decrease) in net assets resulting from capital transactions	(308,208,700)	30,746,873	(31,400,413)	112,385,961
Total increase (decrease) in net assets	(254,227,209)	358,516,984	(102,081,073)	(59,465,977)
Net assets:
Beginning of year	1,090,966,286	732,449,302	606,360,910	665,826,887
End of year	$836,739,077	$1,090,966,286	$504,279,837	$606,360,910
Accumulated net investment loss at end of year	$(15,039)	$(16,904)	$(4,642,317)	$(5,608,538)
Changes in shares outstanding
Shares outstanding, beginning of year	14,400,034	10,950,034	11,199,620	8,024,620
Shares sold	30,850,000	56,350,000	33,287,500	26,750,000
Shares repurchased	(33,100,000)	(52,900,000)	(32,966,745)	(23,575,000)
Shares outstanding, end of year	12,150,034	14,400,034	11,520,375	11,199,620

1  Effective October 1, 2015, the Fund had a 1:4 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:4 reverse stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Brazil Bull 3X Shares[1]
	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment loss	$(358,890)	$(40,911)
Net realized (loss) on investment securities, in-kind redemptions and swaps	(62,240,192)	(2,115,757)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(14,327,457)	152,970
Net decrease in net assets resulting from operations	(76,926,539)	(2,003,698)
Capital share transactions:
Proceeds from shares sold	107,453,351	56,884,793
Cost of shares redeemed	(30,009,686)	(19,810,039)
Transaction fees	5,999	4,490
Net increase in net assets resulting from capital transactions	77,449,664	37,079,244
Total increase in net assets	523,125	35,075,546
Net assets:
Beginning of year	40,760,653	5,685,107
End of year	$41,283,778	$40,760,653
Accumulated net investment loss at end of year	$(303,996)	$—
Changes in shares outstanding
Shares outstanding, beginning of year	270,000	20,000
Shares sold	3,000,000	360,000
Shares repurchased	(765,155)	(110,000)
Shares outstanding, end of year	2,504,845	270,000

1  Effective May 20, 2015, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 reverse stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Developed Markets Bull 3X Shares		Direxion Daily Developed Markets Bear 3X Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment loss	$(230,947)	$(368,395)	$(74,715)	$(68,775)
Net realized (loss) on investment securities, in-kind redemptions and swaps	(1,913,004)	(794,635)	(1,829,674)	(2,716,080)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(5,945,558)	(3,289,699)	96,275	1,740,707
Net decrease in net assets resulting from operations	(8,089,509)	(4,452,729)	(1,808,114)	(1,044,148)
Capital share transactions:
Proceeds from shares sold	60,874,382	86,120,669	17,153,127	5,115,227
Cost of shares redeemed	(55,496,189)	(97,754,300)	(13,507,056)	(3,350,596)
Transaction fees	13,357	21,176	4,052	1,005
Net increase (decrease) in net assets resulting from capital transactions	5,391,550	(11,612,455)	3,650,123	1,765,636
Total increase (decrease) in net assets	(2,697,959)	(16,065,184)	1,842,009	721,488
Net assets:
Beginning of year	35,982,217	52,047,401	9,255,258	8,533,770
End of year	$33,284,258	$35,982,217	$11,097,267	$9,255,258
Accumulated net investment loss at end of year	$(167,431)	$—	$(59,875)	$(55,136)
Changes in shares outstanding
Shares outstanding, beginning of year	550,001	750,001	284,916	234,916
Shares sold	1,000,000	1,250,000	550,000	150,000
Shares repurchased	(950,000)	(1,450,000)	(450,000)	(100,000)
Shares outstanding, end of year	600,001	550,001	384,916	284,916

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Emerging Markets Bull 3X Shares		Direxion Daily Emerging Markets Bear 3X Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment loss	$(1,788,693)	$(2,359,899)	$(905,389)	$(1,102,326)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(98,173,860)	11,040,930	24,161,697	(43,397,443)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(27,594,246)	(16,822,596)	(10,904,159)	8,167,122
Net increase (decrease) in net assets resulting from operations	(127,556,799)	(8,141,565)	12,352,149	(36,332,647)
Capital share transactions:
Proceeds from shares sold	298,992,238	384,048,932	291,826,004	242,420,611
Cost of shares redeemed	(276,919,220)	(401,304,980)	(265,811,221)	(226,441,278)
Transaction fees	57,179	87,891	93,438	67,932
Net increase (decrease) in net assets resulting from capital transactions	22,130,197	(17,168,157)	26,108,221	16,047,265
Total increase (decrease) in net assets	(105,426,602)	(25,309,722)	38,460,370	(20,285,382)
Net assets:
Beginning of year	287,673,312	312,983,034	86,011,674	106,297,056
End of year	$182,246,710	$287,673,312	$124,472,044	$86,011,674
Accumulated net investment loss at end of year	$(1,379,368)	$(2,258,361)	$(772,612)	$(939,664)
Changes in shares outstanding
Shares outstanding, beginning of year	10,378,932	10,478,932	2,627,763	2,627,763
Shares sold	14,650,000	14,650,000	7,500,000	5,850,000
Shares repurchased	(12,300,000)	(14,750,000)	(7,050,000)	(5,850,000)
Shares outstanding, end of year	12,728,932	10,378,932	3,077,763	2,627,763

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily FTSE China Bull 3X Shares		Direxion Daily FTSE China Bear 3X Shares[1]
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment loss	$(1,149,397)	$(866,500)	$(405,015)	$(144,879)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(52,624,264)	33,770,068	4,412,405	(7,546,523)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(22,317,512)	(21,193,745)	7,663,947	395,940
Net increase (decrease) in net assets resulting from operations	(76,091,173)	11,709,823	11,671,337	(7,295,462)
Distributions to shareholders:
Net realized gains	(248,005)	—	—	—
Total distributions	(248,005)	—	—	—
Capital share transactions:
Proceeds from shares sold	278,386,190	134,743,358	232,170,837	27,107,682
Cost of shares redeemed	(153,127,942)	(116,758,668)	(151,205,084)	(15,379,573)
Transaction fees	38,133	23,697	45,358	4,614
Net increase in net assets resulting from capital transactions	125,296,381	18,008,387	81,011,111	11,732,723
Total increase in net assets	48,957,203	29,718,210	92,682,448	4,437,261
Net assets:
Beginning of year	110,783,916	81,065,706	13,986,150	9,548,889
End of year	$159,741,119	$110,783,916	$106,668,598	$13,986,150
Accumulated net investment loss at end of year	$(967,547)	$—	$(260,046)	$(130,527)
Changes in shares outstanding
Shares outstanding, beginning of year	3,500,011	2,700,011	96,997	41,997
Shares sold	8,100,002	5,000,000	2,835,000	125,000
Shares repurchased	(4,250,000)	(4,200,000)	(1,700,182)	(70,000)
Shares outstanding, end of year	7,350,013	3,500,011	1,231,815	96,997

1  Effective May 20, 2015, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 reverse stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily FTSE Europe Bull 3X Shares		Direxion Daily India Bull 3X Shares[2]
	Year Ended October 31, 2015	For the Period January 22, 2014[1] through October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment income (loss)	$(128,675)	$44,228	$(710,574)	$(470,257)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(14,922,378)	(1,043,009)	1,270,094	9,013,277
Change in net unrealized appreciation (depreciation) on investment securities and swaps	5,768,067	(1,013,977)	(44,538,813)	26,451,932
Net increase (decrease) in net assets resulting from operations	(9,282,986)	(2,012,758)	(43,979,293)	34,994,952
Distributions to shareholders:
Net investment income	(16,450)	(36,348)	—	—
Total distributions	(16,450)	(36,348)	—	—
Capital share transactions:
Proceeds from shares sold	67,889,180	11,679,729	130,404,639	38,926,342
Cost of shares redeemed	(16,834,901)	—	(71,348,032)	(31,123,155)
Transaction fees	3,509	—	13,639	6,225
Net increase in net assets resulting from capital transactions	51,057,788	11,679,729	59,070,246	7,809,412
Total increase in net assets	41,758,352	9,630,623	15,090,953	42,804,364
Net assets:
Beginning of year/period	9,630,623	—	78,948,584	36,144,220
End of year/period	$51,388,975	$9,630,623	$94,039,537	$78,948,584
Undistributed (Accumulated) net investment income (loss) at end of year/period	$(113,520)	$16,449	$(591,921)	$(417,299)
Changes in shares outstanding
Shares outstanding, beginning of year/period	300,001	—	3,099,456	2,699,456
Shares sold	2,100,000	300,001	6,650,000	2,000,000
Shares repurchased	(550,000)	—	(3,300,000)	(1,600,000)
Shares outstanding, end of year/period	1,850,001	300,001	6,449,456	3,099,456

1  Commencement of investment operations.

2  Effective May 20, 2015, the Fund had a 4:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 4:1 forward stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Japan Bull 3X Shares		Direxion Daily Latin America Bull 3X Shares[1]
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment loss	$(59,966)	$(46,199)	$(148,489)	$(113,128)
Net realized (loss) on investment securities, in-kind redemptions and swaps	(2,104,086)	(467,410)	(18,735,935)	(4,854,690)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	251,443	640,065	(4,076,508)	13,776
Net increase (decrease) in net assets resulting from operations	(1,912,609)	126,456	(22,960,932)	(4,954,042)
Distributions to shareholders:
Net realized gains	—	(30,583)	—	—
Total distributions	—	(30,583)	—	—
Capital share transactions:
Proceeds from shares sold	37,005,262	7,068,075	11,838,956	9,757,021
Cost of shares redeemed	(28,239,047)	(4,793,313)	(541,142)	(7,179,651)
Transaction fees	5,881	959	107	1,436
Net increase in net assets resulting from capital transactions	8,772,096	2,275,721	11,297,921	2,578,806
Total increase (decrease) in net assets	6,859,487	2,371,594	(11,663,011)	(2,375,236)
Net assets:
Beginning of year	7,336,525	4,964,931	21,879,153	24,254,389
End of year	$14,196,012	$7,336,525	$10,216,142	$21,879,153
Accumulated net investment loss at end of year	$—	$(40,806)	$(117,811)	$(144,711)
Changes in shares outstanding
Shares outstanding, beginning of year	150,001	100,001	294,965	232,465
Shares sold	700,000	150,000	337,500	137,500
Shares repurchased	(550,000)	(100,000)	(12,646)	(75,000)
Shares outstanding, end of year	300,001	150,001	619,819	294,965

1  Effective May 20, 2015, the Fund had a 1:4 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:4 reverse stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Russia Bull 3X Shares		Direxion Daily Russia Bear 3X Shares[1]
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment loss	$(1,882,426)	$(633,055)	$(513,408)	$(167,450)
Net realized (loss) on investment securities, in-kind redemptions and swaps	(172,309,466)	(18,698,362)	(68,585,902)	(2,870,526)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	19,115,677	(24,693,012)	7,297,987	866,735
Net decrease in net assets resulting from operations	(155,076,215)	(44,024,429)	(61,801,323)	(2,171,241)
Distributions to shareholders:
Net realized gains	(76,183)	—	—	—
Total distributions	(76,183)	—	—	—
Capital share transactions:
Proceeds from shares sold	507,095,009	261,465,503	320,698,283	61,091,076
Cost of shares redeemed	(327,278,505)	(67,556,000)	(233,397,608)	(51,752,321)
Transaction fees	68,008	13,893	70,298	15,525
Net increase in net assets resulting from capital transactions	179,884,512	193,923,396	87,370,973	9,354,280
Total increase in net assets	24,732,114	149,898,967	25,569,650	7,183,039
Net assets:
Beginning of year	172,460,417	22,561,450	16,286,345	9,103,306
End of year	$197,192,531	$172,460,417	$41,855,995	$16,286,345
Accumulated net investment loss at end of year	$(1,660,028)	$—	$(459,038)	$(155,018)
Changes in shares outstanding
Shares outstanding, beginning of year	2,716,642	124,975	275,000	187,500
Shares sold	23,758,333	3,333,333	5,612,500	1,000,000
Shares repurchased	(14,084,996)	(741,666)	(4,563,083)	(912,500)
Shares outstanding, end of year	12,389,979	2,716,642	1,324,417	275,000

1  Effective May 20, 2015, the Fund had a 1:4 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:4 reverse stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily South Korea Bull 3X Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment loss	$(35,335)	$(17,176)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(1,849,703)	739,944
Change in net unrealized appreciation (depreciation) on investment securities and swaps	390,771	(885,123)
Net decrease in net assets resulting from operations	(1,494,267)	(162,355)
Distributions to shareholders:
Net realized gains	—	(56,741)
Total distributions	—	(56,741)
Capital share transactions:
Proceeds from shares sold	18,410,521	9,908,619
Cost of shares redeemed	(14,627,841)	(10,476,469)
Transaction fees	3,589	3,143
Net increase (decrease) in net assets resulting from capital transactions	3,786,269	(564,707)
Total increase (decrease) in net assets	2,292,002	(783,803)
Net assets:
Beginning of year	1,943,391	2,727,194
End of year	$4,235,393	$1,943,391
Accumulated net investment loss at end of year	$(30,462)	$—
Changes in shares outstanding
Shares outstanding, beginning of year	50,001	50,001
Shares sold	500,000	200,000
Shares repurchased	(400,000)	(200,000)
Shares outstanding, end of year	150,001	50,001

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Energy Bull 3X Shares		Direxion Daily Energy Bear 3X Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment loss	$(1,586,771)	$(1,461,121)	$(640,362)	$(511,924)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(132,080,738)	(6,007,436)	532,584	(24,440,137)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(97,058,927)	9,983,939	14,120,042	10,846,514
Net increase (decrease) in net assets resulting from operations	(230,726,436)	2,515,382	14,012,264	(14,105,547)
Capital share transactions:
Proceeds from shares sold	1,198,950,105	288,245,232	186,251,657	55,869,705
Cost of shares redeemed	(714,862,307)	(196,518,005)	(181,383,211)	(57,858,319)
Transaction fees	157,310	48,801	54,372	17,358
Net increase (decrease) in net assets resulting from capital transactions	484,245,108	91,776,028	4,922,818	(1,971,256)
Total increase (decrease) in net assets	253,518,672	94,291,410	18,935,082	(16,076,803)
Net assets:
Beginning of year	235,801,370	141,509,960	48,315,052	64,391,855
End of year	$489,320,042	$235,801,370	$67,250,134	$48,315,052
Accumulated net investment loss at end of year	$(7,027)	$(7,850)	$(550,822)	$(412,572)
Changes in shares outstanding
Shares outstanding, beginning of year	2,800,017	1,700,017	2,787,220	2,887,220
Shares sold	24,350,000	3,250,000	8,650,000	3,100,000
Shares repurchased	(12,950,000)	(2,150,000)	(8,500,000)	(3,200,000)
Shares outstanding, end of year	14,200,017	2,800,017	2,937,220	2,787,220

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Financial Bull 3X Shares[1]		Direxion Daily Financial Bear 3X Shares[2]
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment loss	$(8,874,434)	$(9,707,403)	$(2,695,381)	$(3,675,998)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	751,727,397	288,047,683	(124,907,083)	(171,618,868)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(569,802,071)	265,788,438	38,945,115	(45,415,706)
Net increase (decrease) in net assets resulting from operations	173,050,892	544,128,718	(88,657,349)	(220,710,572)
Capital share transactions:
Proceeds from shares sold	1,485,260,175	1,926,990,861	401,777,591	546,150,822
Cost of shares redeemed	(1,616,747,887)	(2,222,596,908)	(285,626,263)	(650,845,327)
Transaction fees	372,418	416,049	85,591	188,833
Net increase (decrease) in net assets resulting from capital transactions	(131,115,294)	(295,189,998)	116,236,919	(104,505,672)
Total increase (decrease) in net assets	41,935,598	248,938,720	27,579,570	(325,216,244)
Net assets:
Beginning of year	1,262,983,941	1,014,045,221	283,539,379	608,755,623
End of year	$1,304,919,539	$1,262,983,941	$311,118,949	$283,539,379
Accumulated net investment loss at end of year	$11,638	$(10,339)	$(2,269,722)	$(2,908,857)
Changes in shares outstanding
Shares outstanding, beginning of year	44,299,888	53,499,888	4,863,363	5,775,863
Shares sold	50,800,000	80,800,000	8,300,000	6,950,000
Shares repurchased	(51,900,000)	(90,000,000)	(5,731,308)	(7,862,500)
Shares outstanding, end of year	43,199,888	44,299,888	7,432,055	4,863,363

1  Effective May 20, 2015, the Fund had a 4:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 4:1 forward stock split.

2  Effective October 1, 2015, the Fund had a 1:4 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:4 reverse stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Gold Miners Index Bull 3X Shares[1]		Direxion Daily Gold Miners Index Bear 3X Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment loss	$(7,038,482)	$(5,924,648)	$(1,609,816)	$(1,855,011)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(1,198,688,421)	(363,294,040)	25,436,335	25,132,021
Change in net unrealized appreciation (depreciation) on investment securities and swaps	588,516,952	(473,986,047)	(52,251,910)	111,856,804
Net increase (decrease) in net assets resulting from operations	(617,209,951)	(843,204,735)	(28,425,391)	135,133,814
Capital share transactions:
Proceeds from shares sold	2,103,458,419	2,001,906,569	1,082,990,193	734,864,112
Cost of shares redeemed	(1,428,540,431)	(1,254,320,167)	(960,278,338)	(834,040,239)
Transaction fees	293,929	258,592	288,403	247,730
Net increase (decrease) in net assets resulting from capital transactions	675,211,917	747,844,994	123,000,258	(98,928,397)
Total increase (decrease) in net assets	58,001,966	(95,359,741)	94,574,867	36,205,417
Net assets:
Beginning of year	552,266,628	647,626,369	193,040,221	156,834,804
End of year	$610,268,594	$552,266,628	$287,615,088	$193,040,221
Accumulated net investment loss at end of year	$(5,977,878)	$(5,975,530)	$(1,348,556)	$(1,608,367)
Changes in shares outstanding
Shares outstanding, beginning of year	5,007,476	1,342,476	4,150,002	5,100,002
Shares sold	31,000,000	6,950,000	64,150,000	33,150,000
Shares repurchased	(18,319,729)	(3,285,000)	(50,300,000)	(34,100,000)
Shares outstanding, end of year	17,687,747	5,007,476	18,000,002	4,150,002

1  Effective October 1, 2015, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 reverse stock split.
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Healthcare Bull 3X Shares[1]		Direxion Daily Homebuilders & Supplies Bull 3X Shares	Direxion Daily Homebuilders & Supplies Bear 3X Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	For the Period August 19, 2015[2] through October 31, 2015	For the Period August 19, 2015[2] through October 31, 2015
Operations:
Net investment loss	$(2,505,358)	$(571,787)	$(5,323)	$(8,950)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	8,988,150	9,919,464	(736,573)	(316,774)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	7,052,534	60,550,540	(354,659)	976,346
Net increase (decrease) in net assets resulting from operations	13,535,326	69,898,217	(1,096,555)	650,622
Distributions to shareholders:
Net realized gains	—	(856,862)	—	—
Total distributions	—	(856,862)	—	—
Capital share transactions:
Proceeds from shares sold	288,216,291	210,004,701	4,000,000	4,000,000
Cost of shares redeemed	(148,718,439)	(137,305,249)	—	—
Transaction fees	38,421	32,615	—	—
Net increase in net assets resulting from capital transactions	139,536,273	72,732,067	4,000,000	4,000,000
Total increase in net assets	153,071,599	141,773,422	2,903,445	4,650,622
Net assets:
Beginning of year/period	189,820,425	48,047,003	—	—
End of year/period	$342,892,024	$189,820,425	$2,903,445	$4,650,622
Accumulated net investment loss at end of year/period	$—	$—	$(509)	$(4,136)
Changes in shares outstanding
Shares outstanding, beginning of year/period	6,400,008	3,200,008	—	—
Shares sold	8,300,000	9,000,000	100,000	100,000
Shares repurchased	(4,200,000)	(5,800,000)	—	—
Shares outstanding, end of year/period	10,500,008	6,400,008	100,000	100,000

1  Effective May 20, 2015, the Fund had a 4:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 4:1 forward stock split.

2  Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Junior Gold Miners Index Bull 3X Shares[1]		Direxion Daily Junior Gold Miners Index Bear 3X Shares[2]
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment loss	$(1,727,326)	$(1,218,828)	$(690,382)	$(331,711)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(372,932,410)	(146,884,303)	12,173,272	(10,450,076)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	200,397,561	(208,815,863)	(36,004,643)	57,365,977
Net increase (decrease) in net assets resulting from operations	(174,262,175)	(356,918,994)	(24,521,753)	46,584,190
Distributions to shareholders:
Net investment income	—	(6,052)	—	(6,300)
Net realized gains	(7,778,400)	—	(3,658,733)	—
Total distributions	(7,778,400)	(6,052)	(3,658,733)	(6,300)
Capital share transactions:
Proceeds from shares sold	701,316,190	681,901,982	596,900,665	173,350,618
Cost of shares redeemed	(580,802,748)	(161,512,451)	(552,447,418)	(172,356,347)
Transaction fees	121,980	37,085	168,979	51,707
Net increase in net assets resulting from capital transactions	120,635,422	520,426,616	44,622,226	1,045,978
Total increase (decrease) in net assets	(61,405,153)	163,501,570	16,441,740	47,623,868
Net assets:
Beginning of year	168,091,349	4,589,779	51,893,064	4,269,196
End of year	$106,686,196	$168,091,349	$68,334,804	$51,893,064
Accumulated net investment loss at end of year	$(1,392,216)	$—	$—	$—
Changes in shares outstanding
Shares outstanding, beginning of year	861,000	3,000	375,000	25,000
Shares sold	8,192,000	1,012,000	15,112,500	3,125,000
Shares repurchased	(6,376,534)	(154,000)	(13,137,851)	(2,775,000)
Shares outstanding, end of year	2,676,466	861,000	2,349,649	375,000

1  Effective October 1, 2015, the Fund had a 1:5 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:5 reverse stock split.

2  Effective October 1, 2015, the Fund had a 1:4 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:4 reverse stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Natural Gas Related Bull 3X Shares[1]
	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment loss	$(386,985)	$(155,174)
Net realized (loss) on investment securities, in-kind redemptions and swaps	(166,146,645)	(13,909,628)
Change in net unrealized (depreciation) on investment securities and swaps	(3,815,442)	(8,896,717)
Net decrease in net assets resulting from operations	(170,349,072)	(22,961,519)
Capital share transactions:
Proceeds from shares sold	233,458,997	56,253,891
Cost of shares redeemed	(65,947,424)	(11,760,522)
Transaction fees	13,505	2,561
Net increase in net assets resulting from capital transactions	167,525,078	44,495,930
Total increase (decrease) in net assets	(2,823,994)	21,534,411
Net assets:
Beginning of year	42,411,870	20,877,459
End of year	$39,587,876	$42,411,870
Accumulated net investment loss at end of year	$(401,658)	$(126,461)
Changes in shares outstanding
Shares outstanding, beginning of year	66,000	12,000
Shares sold	2,756,000	61,000
Shares repurchased	(785,572)	(7,000)
Shares outstanding, end of year	2,036,428	66,000

1  Effective May 20, 2015, the Fund had a 1:10 reverse stock split. Effective October 1, 2015, the Fund had a 1:5 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 and 1:5 reverse stock splits.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Real Estate Bull 3X Shares		Direxion Daily Real Estate Bear 3X Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment loss	$(347,702)	$(880,046)	$(109,164)	$(119,657)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	36,889,122	62,146,904	(4,670,200)	(6,126,046)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(40,081,482)	(16,610,867)	602,768	(887,014)
Net increase (decrease) in net assets resulting from operations	(3,540,062)	44,655,991	(4,176,596)	(7,132,717)
Capital share transactions:
Proceeds from shares sold	139,127,468	154,573,507	37,293,871	39,777,104
Cost of shares redeemed	(130,852,043)	(233,918,342)	(30,579,487)	(40,878,758)
Transaction fees	31,451	50,081	10,264	12,264
Net increase (decrease) in net assets resulting from capital transactions	8,306,876	(79,294,754)	6,724,648	(1,089,390)
Total increase (decrease) in net assets	4,766,814	(34,638,763)	2,548,052	(8,222,107)
Net assets:
Beginning of year	99,425,820	134,064,583	9,197,446	17,419,553
End of year	$104,192,634	$99,425,820	$11,745,498	$9,197,446
Undistributed (Accumulated) net investment income (loss) at end of year	$55,712	$1,124	$(90,941)	$(95,772)
Changes in shares outstanding
Shares outstanding, beginning of year	1,400,000	3,000,000	308,309	308,309
Shares sold	1,700,000	2,650,000	1,500,000	900,000
Shares repurchased	(1,700,000)	(4,250,000)	(1,250,000)	(900,000)
Shares outstanding, end of year	1,400,000	1,400,000	558,309	308,309

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Regional Banks Bull 3X Shares	Direxion Daily Regional Banks Bear 3X Shares	Direxion Daily Retail Bull 3X Shares[2]
	For the Period August 19, 2015[1] through October 31, 2015	For the Period August 19, 2015[1] through October 31, 2015	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment loss	$(2,300)	$(8,652)	$(56,167)	$(92,452)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(443,334)	(304,272)	14,743,132	(609,956)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(25,282)	176,609	6,304,293	1,142,896
Net increase (decrease) in net assets resulting from operations	(470,916)	(136,315)	20,991,258	440,488
Capital share transactions:
Proceeds from shares sold	4,000,000	4,000,000	111,690,969	7,447,255
Cost of shares redeemed	—	—	(89,915,878)	(9,907,959)
Transaction fees	—	—	22,728	1,982
Net increase (decrease) in net assets resulting from capital transactions	4,000,000	4,000,000	21,797,819	(2,458,722)
Total increase (decrease) in net assets	3,529,084	3,863,685	42,789,077	(2,018,234)
Net assets:
Beginning of year/period	—	—	15,741,352	17,759,586
End of year/period	$3,529,084	$3,863,685	$58,530,429	$15,741,352
Accumulated net investment loss at end of year/period	$(1,186)	$—	$—	$(80,698)
Changes in shares outstanding
Shares outstanding, beginning of year/period	—	—	800,012	1,000,012
Shares sold	100,000	100,000	3,450,000	400,000
Shares repurchased	—	—	(2,650,000)	(600,000)
Shares outstanding, end of year/period	100,000	100,000	1,600,012	800,012

1  Commencement of investment operations.

2  Effective May 20, 2015, the Fund had a 4:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 4:1 forward stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Semiconductor Bull 3X Shares[1]		Direxion Daily Semiconductor Bear 3X Shares[2]
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment loss	$(842,650)	$(387,423)	$(249,107)	$(207,310)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	75,955,284	10,426,839	(16,167,035)	(27,509,748)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(64,199,595)	48,548,260	268,815	10,452,847
Net increase (decrease) in net assets resulting from operations	10,913,039	58,587,676	(16,147,327)	(17,264,211)
Distributions to shareholders:
Net investment income	(7,448)	—	—	—
Total distributions	(7,448)	—	—	—
Capital share transactions:
Proceeds from shares sold	180,026,637	190,666,828	71,254,027	51,545,384
Cost of shares redeemed	(224,703,543)	(139,222,648)	(39,305,006)	(41,484,710)
Transaction fees	49,603	31,718	11,789	12,445
Net increase (decrease) in net assets resulting from capital transactions	(44,627,303)	51,475,898	31,960,810	10,073,119
Total increase (decrease) in net assets	(33,721,712)	110,063,574	15,813,483	(7,191,092)
Net assets:
Beginning of year	165,650,459	55,586,885	22,364,592	29,555,684
End of year	$131,928,747	$165,650,459	$38,178,075	$22,364,592
Accumulated net investment loss at end of year	$—	$—	$(212,707)	$(161,037)
Changes in shares outstanding
Shares outstanding, beginning of year	6,000,004	3,800,004	324,962	162,462
Shares sold	5,750,000	7,600,000	1,375,000	537,500
Shares repurchased	(6,850,000)	(5,400,000)	(800,214)	(375,000)
Shares outstanding, end of year	4,900,004	6,000,004	899,748	324,962

1  Effective May 20, 2015, the Fund had a 4:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 4:1 forward stock split.

2  Effective May 20, 2015, the Fund had a 1:4 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:4 reverse stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares
	For the Period May 28, 2015[1] through October 31, 2015	For the Period May 28, 2015[1] through October 31, 2015	For the Period May 28, 2015[1] through October 31, 2015	For the Period May 28, 2015[1] through October 31, 2015
Operations:
Net investment loss	$(313,437)	$(51,474)	$(16,456)	$(27,154)
Net realized (loss) on in-kind redemptions and swaps	(51,941,573)	(4,373,117)	(3,639,307)	(1,755,725)
Net unrealized appreciation (depreciation) on investment securities and swaps	(14,156,052)	9,200,594	1,529,236	2,370,443
Net increase (decrease) in net assets resulting from operations	(66,411,062)	4,776,003	(2,126,527)	587,564
Capital share transactions:
Proceeds from shares sold	246,320,754	77,469,559	19,362,946	23,041,255
Cost of shares redeemed	(56,863,667)	(53,508,310)	(8,468,840)	(17,957,341)
Transaction fees	11,786	16,052	2,109	5,387
Net increase in net assets resulting from capital transactions	189,468,873	23,977,301	10,896,215	5,089,301
Total increase in net assets	123,057,811	28,753,304	8,769,688	5,676,865
Net assets:
Beginning of period	—	—	—	—
End of period	$123,057,811	$28,753,304	$8,769,688	$5,676,865
Accumulated net investment loss at end of period	$(303,467)	$(41,545)	$(6,530)	$(17,228)
Changes Shares outstanding
Shares outstanding, beginning of period	—	—	—	—
Shares sold	8,650,000	1,900,000	1,100,000	400,000
Shares repurchased	(2,250,000)	(1,200,000)	(450,000)	(300,000)
Shares outstanding, end of period	6,400,000	700,000	650,000	100,000

1  Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Technology Bull 3X Shares[1]		Direxion Daily Technology Bear 3X Shares[2]
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment loss	$(1,661,498)	$(1,141,299)	$(155,325)	$(166,718)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	74,431,666	24,908,766	(9,289,400)	(10,673,957)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(30,012,965)	50,439,798	1,895,323	(1,676,774)
Net increase (decrease) in net assets resulting from operations	42,757,203	74,207,265	(7,549,402)	(12,517,449)
Capital share transactions:
Proceeds from shares sold	143,997,666	188,388,292	43,887,019	24,925,207
Cost of shares redeemed	(181,876,654)	(178,535,063)	(31,283,542)	(17,128,161)
Transaction fees	45,480	47,556	8,800	5,139
Net increase (decrease) in net assets resulting from capital transactions	(37,833,508)	9,900,785	12,612,277	7,802,185
Total increase (decrease) in net assets	4,923,695	84,108,050	5,062,875	(4,715,264)
Net assets:
Beginning of year	189,803,833	105,695,783	13,966,806	18,682,070
End of year	$194,727,528	$189,803,833	$19,029,681	$13,966,806
Accumulated net investment loss at end of year	$—	$—	$(136,541)	$(137,363)
Changes in shares outstanding
Shares outstanding, beginning of year	5,800,000	5,600,000	280,468	180,468
Shares sold	4,350,000	6,200,000	1,112,500	337,500
Shares repurchased	(5,100,000)	(6,000,000)	(775,230)	(237,500)
Shares outstanding, end of year	5,050,000	5,800,000	617,738	280,468

1  Effective May 20, 2015, the Fund had a 4:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 4:1 forward stock split.

2  Effective May 20, 2015, the Fund had a 1:4 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:4 reverse stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily 7-10 Year Treasury Bull 3X Shares		Direxion Daily 7-10 Year Treasury Bear 3X Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment loss	$(56,163)	$(37,042)	$(435,087)	$(550,985)
Net realized gain (loss) on in-kind redemptions and swaps	792,243	(10,081)	(10,123,344)	(6,341,518)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(437,723)	465,838	1,633,550	(3,765,928)
Net increase (decrease) in net assets resulting from operations	298,357	418,715	(8,924,881)	(10,658,431)
Capital share transactions:
Proceeds from shares sold	21,180,689	—	1,724,123	7,893,536
Cost of shares redeemed	(18,741,927)	—	(7,013,670)	—
Transaction fees	4,662	—	2,104	—
Net increase (decrease) in net assets resulting from capital transactions	2,443,424	—	(5,287,443)	7,893,536
Total increase (decrease) in net assets	2,741,781	418,715	(14,212,324)	(2,764,895)
Net assets:
Beginning of year	4,269,519	3,850,804	54,673,129	57,438,024
End of year	$7,011,300	$4,269,519	$40,460,805	$54,673,129
Accumulated net investment loss at end of year	$—	$(22,203)	$(350,584)	$(455,740)
Changes in shares outstanding
Shares outstanding, beginning of year	100,000	100,000	2,750,000	2,400,000
Shares sold	450,000	—	100,000	350,000
Shares repurchased	(400,000)	—	(400,000)	—
Shares outstanding, end of year	150,000	100,000	2,450,000	2,750,000

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily 20+ Year Treasury Bull 3X Shares		Direxion Daily 20+ Year Treasury Bear 3X Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment loss	$(272,191)	$(203,666)	$(4,447,521)	$(5,287,938)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(3,395,570)	11,143,980	(193,183,591)	(194,283,795)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(2,864,402)	3,699,998	25,275,402	(97,485,884)
Net increase (decrease) in net assets resulting from operations	(6,532,163)	14,640,312	(172,355,710)	(297,057,617)
Capital share transactions:
Proceeds from shares sold	205,844,507	136,413,344	358,265,198	395,778,539
Cost of shares redeemed	(194,479,083)	(123,676,027)	(176,891,627)	(114,008,524)
Transaction fees	51,126	34,119	53,067	34,203
Net increase in net assets resulting from capital transactions	11,416,550	12,771,436	181,426,638	281,804,218
Total increase (decrease) in net assets	4,884,387	27,411,748	9,070,928	(15,253,399)
Net assets:
Beginning of year	57,729,442	30,317,694	527,944,968	543,198,367
End of year	$62,613,829	$57,729,442	$537,015,896	$527,944,968
Accumulated net investment loss at end of year	$(203,466)	$—	$(3,738,091)	$(4,386,135)
Changes in shares outstanding
Shares outstanding, beginning of year	800,000	600,000	13,549,789	8,399,789
Shares sold	2,450,000	2,200,000	11,550,000	7,350,000
Shares repurchased	(2,450,000)	(2,000,000)	(5,650,000)	(2,200,000)
Shares outstanding, end of year	800,000	800,000	19,449,789	13,549,789

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2015

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Mid Cap Bull 3X Shares[11]
For the Year Ended October 31, 2015	$22.86	$(0.22)	$(0.22)	$0.51	$0.29	$—	$—	$—	$—	$23.15	1.27%	$69,466	0.96%	0.99%	(0.88)%	0.95%	0.98%	(0.87)%	103%
For the Year Ended October 31, 2014	$18.48	(0.19)	(0.19)	5.35	5.16	—	(0.78)	—	(0.78)	$22.86	29.26%	$91,439	0.98%	1.04%	(0.93)%	0.95%	1.01%	(0.89)%	0%
For the Year Ended October 31, 2013	$8.44	(0.11)	(0.11)	10.15	10.04	—	—	—	—	$18.48	118.83%	$51,730	0.99%	1.11%	(0.87)%	0.95%	1.07%	(0.83)%	100%
For the Year Ended October 31, 2012	$9.02	(0.11)	(0.05)	2.24	2.13	—	(2.71)	—	(2.71)	$8.44	26.11%	$33,768	1.67%	1.81%	(1.23)%	0.95%	1.08%	(0.51)%	80%
For the Year Ended October 31, 2011	$9.55	(0.05)	(0.05)	0.43	0.38	(0.01)	(0.90)	—	(0.91)	$9.02	1.64%	$66,763	1.15%	1.31%	(0.65)%	0.95%	1.11%	(0.45)%	63%
Direxion Daily Mid Cap Bear 3X Shares[12]
For the Year Ended October 31, 2015	$54.12	(0.42)	(0.41)	(11.24)	(11.66)	—	—	—	—	$42.46	(21.54)%	$11,227	0.95%	1.23%	(0.93)%	0.95%	1.23%	(0.93)%	0%
For the Year Ended October 31, 2014	$84.52	(0.64)	(0.64)	(29.76)	(30.40)	—	—	—	—	$54.12	(35.97)%	$8,229	0.95%	1.32%	(0.94)%	0.95%	1.32%	(0.94)%	0%
For the Year Ended October 31, 2013	$230.16	(1.28)	(1.28)	(144.36)	(145.64)	—	—	—	—	$84.52	(63.28)%	$10,736	0.95%	1.32%	(0.94)%	0.95%	1.32%	(0.94)%	0%
For the Year Ended October 31, 2012	$399.24	(2.64)	(2.68)	(166.44)	(169.08)	—	—	—	—	$230.16	(42.35)%	$16,784	0.95%	1.28%	(0.95)%	0.95%	1.28%	(0.95)%	0%
For the Year Ended October 31, 2011	$739.80	(4.56)	(4.56)	(336.00)	(340.56)	—	—	—	—	$399.24	(46.03)%	$17,464	0.95%	1.32%	(0.90)%	0.95%	1.32%	(0.90)%	0%
Direxion Daily S&P 500® Bull 3X Shares
For the Year Ended October 31, 2015	$82.51	(0.81)	(0.79)	5.96	5.15	—	—	—	—	$87.66	6.24%	$574,270	0.97%	0.96%	(0.93)%	0.95%	0.94%	(0.91)%	254%
For the Year Ended October 31, 2014	$54.45	(0.48)	(0.46)	28.54	28.06	—	—	—	—	$82.51	51.53%	$552,931	0.97%	0.98%	(0.71)%	0.95%	0.96%	(0.68)%	110%
For the Year Ended October 31, 2013	$28.31	(0.35)	(0.34)	26.49	26.14	—	—	—	—	$54.45	92.31%	$299,526	0.98%	1.00%	(0.88)%	0.95%	0.97%	(0.85)%	217%
For the Year Ended October 31, 2012	$20.70	(0.15)	(0.15)	7.76	7.61	—	—	—	—	$28.31	36.76%	$169,911	0.97%	1.03%	(0.63)%	0.95%	1.01%	(0.62)%	24%
For the Year Ended October 31, 2011	$19.63	(0.13)	(0.12)	1.20	1.07	—	—	—	—	$20.70	5.49%	$291,922	0.97%	1.05%	(0.54)%	0.95%	1.03%	(0.52)%	248%
Direxion Daily S&P 500® Bear 3X Shares
For the Year Ended October 31, 2015	$22.53	(0.18)	(0.18)	(5.66)	(5.84)	—	—	—	—	$16.69	(25.92)%	$368,523	0.95%	0.96%	(0.94)%	0.95%	0.96%	(0.94)%	0%
For the Year Ended October 31, 2014	$39.70	(0.27)	(0.27)	(16.90)	(17.17)	—	—	—	—	$22.53	(43.25)%	$204,479	0.95%	0.97%	(0.95)%	0.95%	0.97%	(0.95)%	0%
For the Year Ended October 31, 2013	$90.20	(0.54)	(0.37)	(49.96)	(50.50)	—	—	—	—	$39.70	(55.99)%	$199,514	0.95%	1.29%	(0.95)%	0.65%	0.98%	(0.64)%	0%
For the Year Ended October 31, 2012	$160.75	(1.05)	(1.05)	(69.50)	(70.55)	—	—	—	—	$90.20	(43.89)%	$208,011	0.95%	1.03%	(0.95)%	0.95%	1.03%	(0.95)%	0%
For the Year Ended October 31, 2011	$274.75	(1.80)	(1.80)	(112.20)	(114.00)	—	—	—	—	$160.75	(41.49)%	$198,654	0.95%	1.05%	(0.90)%	0.95%	1.05%	(0.90)%	0%
Direxion Daily Small Cap Bull 3X Shares
For the Year Ended October 31, 2015	$75.76	(0.70)	(0.68)	(5.71)	(6.41)	—	(0.48)	—	(0.48)	$68.87	(8.50)%	$836,739	0.97%	0.98%	(0.88)%	0.95%	0.97%	(0.86)%	4,838%
For the Year Ended October 31, 2014	$66.89	(0.66)	(0.64)	10.72	10.06	—	(1.19)	—	(1.19)	$75.76	15.30%	$1,090,966	0.98%	1.02%	(0.93)%	0.95%	0.99%	(0.90)%	0%
For the Year Ended October 31, 2013	$28.72	(0.38)	(0.36)	38.55	38.17	—	—	—	—	$66.89	132.90%	$732,449	0.99%	1.05%	(0.90)%	0.95%	1.01%	(0.87)%	0%
For the Year Ended October 31, 2012	$23.77	(0.21)	(0.20)	5.16	4.95	—	—	—	—	$28.72	20.82%	$761,097	0.97%	1.02%	(0.79)%	0.95%	1.00%	(0.77)%	0%
For the Year Ended October 31, 2011	$26.42	(0.21)	(0.20)	(2.44)	(2.65)	—	—	—	—	$23.77	(10.01)%	$934,175	0.97%	1.03%	(0.68)%	0.95%	1.01%	(0.66)%	306%
Direxion Daily Small Cap Bear 3X Shares[16]
For the Year Ended October 31, 2015	$54.16	(0.42)	(0.42)	(9.97)	(10.39)	—	—	—	—	$43.77	(19.18)%	$504,280	0.95%	0.98%	(0.94)%	0.95%	0.98%	(0.94)%	0%
For the Year Ended October 31, 2014	$82.96	(0.64)	(0.64)	(28.16)	(28.80)	—	—	—	—	$54.16	(34.72)%	$606,361	0.95%	1.02%	(0.95)%	0.95%	1.02%	(0.95)%	0%
For the Year Ended October 31, 2013	$251.52	(1.28)	(1.20)	(167.28)	(168.56)	—	—	—	—	$82.96	(67.02)%	$665,827	0.95%	1.07%	(0.95)%	0.89%	1.01%	(0.89)%	0%
For the Year Ended October 31, 2012	$488.80	(3.04)	(2.96)	(234.24)	(237.28)	—	—	—	—	$251.52	(48.54)%	$845,931	0.96%	1.01%	(0.95)%	0.95%	1.00%	(0.95)%	0%
For the Year Ended October 31, 2011	$1,083.36	(6.08)	(6.08)	(588.48)	(594.56)	—	—	—	—	$488.80	(54.88)%	$925,717	0.95%	1.02%	(0.90)%	0.95%	1.02%	(0.90)%	0%
Direxion Daily Brazil Bull 3X Shares[13]
For the Year Ended October 31, 2015	$151.00	(0.40)	(0.40)	(134.12)	(134.52)	—	—	—	—	$16.48	(89.09)%	$41,284	0.95%	1.04%	(0.92)%	0.95%	1.04%	(0.92)%	56%
For the Year Ended October 31, 2014	$284.30	(0.70)	(0.70)	(132.60)	(133.30)	—	—	—	—	$151.00	(46.89)%	$40,761	0.97%	1.38%	(0.35)%	0.95%	1.36%	(0.33)%	229%
For the Period April 10, 2013[9] through October 31, 2013	$400.00	(0.40)	(0.40)	(114.90)	(115.30)	—	—	(0.40)	(0.40)	$284.30	(28.81)%	$5,685	0.95%	3.22%	(0.26)%	0.95%	3.22%	(0.26)%	50%
Direxion Daily Developed Markets Bull 3X Shares
For the Year Ended October 31, 2015	$65.42	(0.46)	(0.44)	(9.49)	(9.95)	—	—	—	—	$55.47	(15.21)%	$33,284	0.98%	1.12%	(0.72)%	0.95%	1.10%	(0.69)%	276%
For the Year Ended October 31, 2014	$69.40	(0.54)	(0.53)	(3.44)	(3.98)	—	—	—	—	$65.42	(5.73)%	$35,982	0.97%	1.06%	(0.75)%	0.95%	1.05%	(0.73)%	32%
For the Year Ended October 31, 2013	$36.93	(0.44)	(0.43)	32.98	32.54	(0.07)	—	—	(0.07)	$69.40	88.23%	$52,047	0.97%	1.25%	(0.84)%	0.95%	1.24%	(0.82)%	161%
For the Year Ended October 31, 2012	$39.57	(0.04)	(0.03)	(0.05)	(0.09)	(0.19)	(2.36)	—	(2.55)	$36.93	1.51%	$20,313	0.98%	1.42%	(0.13)%	0.95%	1.40%	(0.10)%	0%
For the Year Ended October 31, 2011	$65.30	0.63	0.68	(20.58)	(19.95)	(1.83)	(3.95)	—	(5.78)	$39.57	(33.56)%	$21,766	1.03%	1.39%	1.04%	0.95%	1.31%	1.12%	116%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2015

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Developed Markets Bear 3X Shares
For the Year Ended October 31, 2015	$32.48	$(0.29)	$(0.29)	$(3.36)	$(3.65)	$—	$—	$—	$—	$28.83	(11.24)%	$11,097	0.96%	1.83%	(0.95)%	0.95%	1.82%	(0.94)%	0%
For the Year Ended October 31, 2014	$36.33	(0.31)	(0.31)	(3.54)	(3.85)	—	—	—	—	$32.48	(10.60)%	$9,255	0.95%	2.09%	(0.95)%	0.95%	2.08%	(0.95)%	0%
For the Year Ended October 31, 2013	$84.68	(0.52)	(0.52)	(47.83)	(48.35)	—	—	—	—	$36.33	(57.10)%	$8,534	0.95%	1.88%	(0.94)%	0.95%	1.88%	(0.94)%	0%
For the Year Ended October 31, 2012	$135.68	(1.08)	(1.04)	(49.92)	(51.00)	—	—	—	—	$84.68	(37.59)%	$15,662	0.96%	1.55%	(0.96)%	0.95%	1.53%	(0.95)%	0%
For the Year Ended October 31, 2011	$187.80	(1.36)	(1.36)	(50.76)	(52.12)	—	—	—	—	$135.68	(27.75)%	$14,922	0.95%	1.70%	(0.91)%	0.95%	1.70%	(0.91)%	0%
Direxion Daily Emerging Markets Bull 3X Shares
For the Year Ended October 31, 2015	$27.72	(0.17)	(0.17)	(13.23)	(13.40)	—	—	—	—	$14.32	(48.34)%	$182,247	0.96%	0.95%	(0.78)%	0.95%	0.95%	(0.77)%	226%
For the Year Ended October 31, 2014	$29.87	(0.21)	(0.21)	(1.94)	(2.15)	—	—	—	—	$27.72	(7.20)%	$287,673	0.96%	0.99%	(0.76)%	0.95%	0.98%	(0.75)%	116%
For the Year Ended October 31, 2013	$28.90	(0.16)	(0.15)	1.16	1.00	—	—	(0.03)	(0.03)	$29.87	3.43%	$312,983	0.96%	1.03%	(0.53)%	0.95%	1.01%	(0.51)%	41%
For the Year Ended October 31, 2012	$32.45	(0.09)	(0.09)	(3.43)	(3.52)	(0.03)	—	—	(0.03)	$28.90	(10.81)%	$330,345	0.96%	0.98%	(0.34)%	0.95%	0.97%	(0.34)%	0%
For the Year Ended October 31, 2011	$62.37	(0.18)	(0.17)	(27.90)	(28.08)	(0.04)	(1.80)	—	(1.84)	$32.45	(46.33)%	$410,780	0.97%	1.01%	(0.35)%	0.95%	0.99%	(0.33)%	187%
Direxion Daily Emerging Markets Bear 3X Shares
For the Year Ended October 31, 2015	$32.73	(0.34)	(0.34)	8.05	7.71	—	—	—	—	$40.44	23.56%	$124,472	0.96%	0.98%	(0.94)%	0.95%	0.97%	(0.93)%	0%
For the Year Ended October 31, 2014	$40.45	(0.35)	(0.35)	(7.37)	(7.72)	—	—	—	—	$32.73	(19.09)%	$86,012	0.95%	1.01%	(0.95)%	0.95%	1.01%	(0.95)%	0%
For the Year Ended October 31, 2013	$58.85	(0.48)	(0.47)	(17.92)	(18.40)	—	—	—	—	$40.45	(31.27)%	$106,297	0.95%	1.08%	(0.95)%	0.95%	1.08%	(0.95)%	0%
For the Year Ended October 31, 2012	$94.35	(0.70)	(0.70)	(34.80)	(35.50)	—	—	—	—	$58.85	(37.63)%	$124,084	0.96%	1.02%	(0.96)%	0.95%	1.01%	(0.95)%	0%
For the Year Ended October 31, 2011	$120.45	(0.95)	(0.95)	(25.15)	(26.10)	—	—	—	—	$94.35	(21.67)%	$113,942	0.95%	1.05%	(0.91)%	0.95%	1.05%	(0.91)%	0%
Direxion Daily FTSE China Bull 3X Shares
For the Year Ended October 31, 2015	$31.65	(0.27)	(0.26)	(9.58)	(9.85)	—	(0.07)	—	(0.07)	$21.73	(31.19)%	$159,741	0.97%	1.00%	(0.80)%	0.95%	0.98%	(0.78)%	71%
For the Year Ended October 31, 2014	$30.02	(0.24)	(0.23)	1.87	1.63	—	—	—	—	$31.65	5.43%	$110,784	0.96%	1.03%	(0.88)%	0.95%	1.02%	(0.87)%	103%
For the Year Ended October 31, 2013	$16.45	(0.14)	(0.14)	13.71	13.57	—	—	—	—	$30.02	82.49%	$81,066	0.97%	1.05%	(0.72)%	0.95%	1.03%	(0.71)%	36%
For the Year Ended October 31, 2012	$22.90	(0.09)	(0.09)	(6.36)	(6.45)	—	—	—	—	$16.45	(28.17)%	$55,095	0.96%	1.11%	(0.49)%	0.95%	1.10%	(0.48)%	34%
For the Year Ended October 31, 2011	$52.47	(0.12)	(0.11)	(28.07)	(28.19)	—	(1.38)	—	(1.38)	$22.90	(54.98)%	$45,799	0.97%	1.08%	(0.28)%	0.95%	1.06%	(0.26)%	39%
Direxion Daily FTSE China Bear 3X Shares[13]
For the Year Ended October 31, 2015	$144.20	(0.81)	(0.79)	(56.80)	(57.61)	—	—	—	—	$86.59	(39.95)%	$106,669	0.97%	1.05%	(0.95)%	0.95%	1.03%	(0.93)%	0%
For the Year Ended October 31, 2014	$227.40	(1.90)	(1.90)	(81.30)	(83.20)	—	—	—	—	$144.20	(36.59)%	$13,986	0.96%	1.18%	(0.95)%	0.95%	1.18%	(0.94)%	0%
For the Year Ended October 31, 2013	$626.00	(4.00)	(3.90)	(394.60)	(398.60)	—	—	—	—	$227.40	(63.67)%	$9,549	0.96%	1.39%	(0.95)%	0.95%	1.38%	(0.94)%	0%
For the Year Ended October 31, 2012	$813.50	(7.00)	(6.90)	(180.50)	(187.50)	—	—	—	—	$626.00	(23.05)%	$11,894	0.97%	1.34%	(0.97)%	0.95%	1.32%	(0.95)%	0%
For the Year Ended October 31, 2011	$848.50	(7.50)	(7.50)	(27.50)	(35.00)	—	—	—	—	$813.50	(4.12)%	$10,575	0.95%	1.34%	(0.91)%	0.95%	1.34%	(0.91)%	0%
Direxion Daily FTSE Europe Bull 3X Shares
For the Year Ended October 31, 2015	$32.10	(0.10)	(0.10)	(4.17)	(4.27)	(0.05)	—	—	(0.05)	$27.78	(13.33)%	$51,389	0.95%	0.96%	(0.31)%	0.95%	0.96%	(0.31)%	0%
For the Period January 22, 2014[9] through October 31, 2014	$40.00	0.27	0.27	(7.99)	(7.72)	(0.18)	—	—	(0.18)	$32.10	(19.35)%	$9,631	0.95%	1.74%	0.91%	0.95%	1.74%	0.91%	0%
Direxion Daily India Bull 3X Shares[11]
For the Year Ended October 31, 2015	$25.47	(0.14)	(0.14)	(10.75)	(10.89)	—	—	—	—	$14.58	(42.76)%	$94,040	0.96%	0.98%	(0.69)%	0.95%	0.97%	(0.68)%	355%
For the Year Ended October 31, 2014	$13.39	(0.16)	(0.16)	12.24	12.08	—	—	—	—	$25.47	90.24%	$78,949	0.98%	1.04%	(0.90)%	0.95%	1.02%	(0.87)%	195%
For the Year Ended October 31, 2013	$18.47	(0.12)	(0.12)	(4.95)	(5.07)	—	—	(0.01)	(0.01)	$13.39	(27.45)%	$36,144	0.96%	1.12%	(0.76)%	0.95%	1.11%	(0.75)%	190%
For the Year Ended October 31, 2012	$28.38	(0.15)	(0.15)	(9.76)	(9.91)	—	—	—	—	$18.47	(34.92)%	$22,159	0.96%	1.21%	(0.78)%	0.95%	1.20%	(0.77)%	65%
For the Year Ended October 31, 2011	$50.93	(0.29)	(0.28)	(21.97)	(22.26)	—	(0.29)	—	(0.29)	$28.38	(43.93)%	$14,190	0.96%	1.18%	(0.75)%	0.95%	1.17%	(0.74)%	0%
Direxion Daily Japan Bull 3X Shares
For the Year Ended October 31, 2015	$48.91	(0.27)	(0.26)	(1.32)	(1.59)	—	—	—	—	$47.32	(3.25)%	$14,196	0.96%	1.30%	(0.53)%	0.95%	1.29%	(0.52)%	17%
For the Year Ended October 31, 2014	$49.65	(0.29)	(0.28)	(0.14)	(0.43)	—	(0.31)	—	(0.31)	$48.91	(0.87)%	$7,337	0.96%	1.69%	(0.63)%	0.95%	1.68%	(0.63)%	0%
For the Period June 26, 2013[9] through October 31, 2013	$40.00	(0.13)	(0.12)	9.78	9.65	—	—	—	—	$49.65	24.13%	$4,965	0.96%	2.94%	(0.76)%	0.95%	2.93%	(0.75)%	0%
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2015

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Latin America Bull 3X Shares[12]
For the Year Ended October 31, 2015	$74.16	$(0.30)	$(0.30)	$(57.38)	$(57.68)	$—	$—	$—	$—	$16.48	(77.78)%	$10,216	0.96%	1.15%	(0.87)%	0.95%	1.14%	(0.86)%	0%
For the Year Ended October 31, 2014	$104.32	(0.48)	(0.44)	(29.68)	(30.16)	—	—	—	—	$74.16	(28.91)%	$21,879	0.96%	1.18%	(0.54)%	0.95%	1.17%	(0.52)%	64%
For the Year Ended October 31, 2013	$130.92	(0.60)	(0.60)	(25.68)	(26.28)	—	—	(0.32)	(0.32)	$104.32	(20.13)%	$24,254	0.96%	1.18%	(0.51)%	0.95%	1.17%	(0.50)%	124%
For the Year Ended October 31, 2012	$196.72	(0.08)	—	(50.00)	(50.08)	(1.44)	(14.28)	—	(15.72)	$130.92	(26.27)%	$25,526	1.02%	1.01%	(0.06)%	0.95%	0.94%	0.01%	0%
For the Year Ended October 31, 2011	$397.92	1.68	1.76	(173.96)	(172.28)	(6.84)	(22.08)	—	(28.92)	$196.75	(46.60)%	$43,276	0.98%	1.30%	0.57%	0.95%	1.27%	0.60%	102%
Direxion Daily Russia Bull 3X Shares
For the Year Ended October 31, 2015	$63.48	(0.21)	(0.21)	(47.33)	(47.54)	—	(0.02)	—	(0.02)	$15.92	(74.90)%	$197,193	0.97%	0.96%	(0.96)%	0.95%	0.94%	(0.94)%	299%
For the Year Ended October 31, 2014	$180.54	(0.84)	(0.83)	(116.22)	(117.06)	—	—	—	—	$63.48	(64.84)%	$172,460	0.96%	1.01%	(0.96)%	0.95%	1.00%	(0.95)%	72%
For the Year Ended October 31, 2013	$168.18	(1.56)	(1.50)	13.92	12.36	—	—	—	—	$180.54	7.35%	$22,561	0.98%	1.27%	(0.96)%	0.95%	1.24%	(0.93)%	267%
For the Year Ended October 31, 2012	$297.18	(1.02)	(1.02)	(127.44)	(128.46)	(0.54)	—	—	(0.54)	$168.18	(43.25)%	$19,620	0.97%	1.39%	(0.54)%	0.95%	1.37%	(0.53)%	114%
For the Period May 25, 2011[9] through October 31, 2011	$720.00	(1.68)	(1.68)	(421.14)	(422.82)	—	—	—	—	$297.18	(58.73)%	$9,906	0.95%	3.29%	(0.94)%	0.95%	3.29%	(0.94)%	108%
Direxion Daily Russia Bear 3X Shares[12]
For the Year Ended October 31, 2015	$59.24	(0.40)	(0.40)	(27.24)	(27.64)	—	—	—	—	$31.60	(46.66)%	$41,856	0.96%	0.99%	(0.95)%	0.95%	0.98%	(0.94)%	0%
For the Year Ended October 31, 2014	$48.56	(0.52)	(0.52)	11.20	10.68	—	—	—	—	$59.24	21.99%	$16,286	0.95%	1.14%	(0.95)%	0.95%	1.14%	(0.95)%	0%
For the Year Ended October 31, 2013	$83.12	(0.64)	(0.64)	(33.92)	(34.56)	—	—	—	—	$48.56	(41.58)%	$9,103	0.96%	1.34%	(0.96)%	0.95%	1.33%	(0.95)%	0%
For the Year Ended October 31, 2012	$141.28	(1.00)	(0.96)	(57.16)	(58.16)	—	—	—	—	$83.12	(41.17)%	$10,388	0.99%	1.86%	(0.98)%	0.95%	1.83%	(0.95)%	0%
For the Period May 25, 2011[9] through October 31, 2011	$160.00	(0.68)	(0.68)	(18.04)	(18.72)	—	—	—	—	$141.28	(11.70)%	$3,532	0.96%	3.57%	(0.94)%	0.95%	3.56%	(0.93)%	0%
Direxion Daily South Korea Bull 3X Shares
For the Year Ended October 31, 2015	$38.87	(0.30)	(0.30)	(10.33)	(10.63)	—	—	—	—	$28.24	(27.35)%	$4,235	0.96%	1.76%	(0.95)%	0.95%	1.75%	(0.94)%	45%
For the Year Ended October 31, 2014	$54.54	(0.34)	(0.33)	(14.20)	(14.54)	—	(1.13)	—	(1.13)	$38.87	(27.06)%	$1,943	0.97%	2.92%	(0.69)%	0.95%	2.90%	(0.66)%	0%
For the Period April 10, 2013[9] through October 31, 2013	$40.00	(0.23)	(0.23)	14.77	14.54	—	—	—	—	$54.54	36.35%	$2,727	0.95%	4.72%	(0.95)%	0.95%	4.72%	(0.95)%	0%
Direxion Daily Energy Bull 3X Shares
For the Year Ended October 31, 2015	$84.21	(0.17)	(0.17)	(49.58)	(49.75)	—	—	—	—	$34.46	(59.08)%	$489,320	0.96%	0.96%	(0.36)%	0.95%	0.95%	(0.35)%	70%
For the Year Ended October 31, 2014	$83.24	(0.86)	(0.80)	1.83	0.97	—	—	—	—	$84.21	1.17%	$235,801	1.02%	1.04%	(0.90)%	0.95%	0.97%	(0.83)%	0%
For the Year Ended October 31, 2013	$49.69	(0.53)	(0.50)	34.08	33.55	—	—	—	—	$83.24	67.52%	$141,510	1.00%	1.02%	(0.88)%	0.95%	0.97%	(0.82)%	196%
For the Year Ended October 31, 2012	$48.27	(0.28)	(0.27)	1.70	1.42	—	—	—	—	$49.69	2.94%	$260,856	0.97%	0.99%	(0.59)%	0.95%	0.97%	(0.57)%	347%
For the Year Ended October 31, 2011	$38.32	(0.24)	(0.22)	10.19	9.95	—	—	—	—	$48.27	25.97%	$395,848	0.98%	0.99%	(0.40)%	0.95%	0.96%	(0.37)%	302%
Direxion Daily Energy Bear 3X Shares
For the Year Ended October 31, 2015	$17.33	(0.21)	(0.20)	5.78	5.57	—	—	—	—	$22.90	32.14%	$67,250	0.97%	1.00%	(0.96)%	0.95%	0.98%	(0.94)%	0%
For the Year Ended October 31, 2014	$22.30	(0.17)	(0.17)	(4.80)	(4.97)	—	—	—	—	$17.33	(22.29)%	$48,315	0.95%	1.05%	(0.95)%	0.95%	1.05%	(0.95)%	0%
For the Year Ended October 31, 2013	$48.30	(0.31)	(0.16)	(25.69)	(26.00)	—	—	—	—	$22.30	(53.83)%	$64,392	0.95%	1.45%	(0.95)%	0.50%	1.00%	(0.50)%	0%
For the Year Ended October 31, 2012	$77.94	(0.54)	(0.56)	(29.10)	(29.64)	—	—	—	—	$48.30	(38.03)%	$92,359	0.96%	0.96%	(0.96)%	0.95%	0.95%	(0.95)%	0%
For the Year Ended October 31, 2011	$217.62	(0.96)	(0.90)	(138.72)	(139.68)	—	—	—	—	$77.94	(64.19)%	$108,847	1.02%	1.15%	(0.98)%	0.95%	1.08%	(0.91)%	0%
Direxion Daily Financial Bull 3X Shares[11]
For the Year Ended October 31, 2015	$28.51	(0.21)	(0.20)	1.91	1.70	—	—	—	—	$30.21	5.96%	$1,304,920	0.97%	0.96%	(0.67)%	0.95%	0.94%	(0.65)%	6%
For the Year Ended October 31, 2014	$18.96	(0.19)	(0.18)	9.74	9.55	—	—	—	—	$28.51	50.41%	$1,262,984	0.99%	1.00%	(0.80)%	0.95%	0.96%	(0.76)%	118%
For the Year Ended October 31, 2013	$9.08	(0.11)	(0.11)	9.99	9.88	—	—	—	—	$18.96	108.70%	$1,014,045	1.00%	1.02%	(0.81)%	0.95%	0.97%	(0.76)%	5%
For the Year Ended October 31, 2012	$6.11	(0.04)	(0.04)	3.01	2.97	—	—	—	—	$9.08	48.77%	$1,014,484	0.97%	0.97%	(0.56)%	0.95%	0.95%	(0.55)%	5%
For the Year Ended October 31, 2011	$9.24	(0.05)	(0.05)	(3.08)	(3.13)	—	—	—	—	$6.11	(33.94)%	$1,609,419	0.97%	0.97%	(0.53)%	0.95%	0.95%	(0.51)%	63%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2015

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Financial Bear 3X Shares[16]
For the Year Ended October 31, 2015	$58.32	$(0.45)	$(0.45)	$(16.01)	$(16.46)	$—	$—	$—	$—	$41.86	(28.22)%	$311,119	0.95%	0.98%	(0.94)%	0.95%	0.98%	(0.94)%	0%
For the Year Ended October 31, 2014	$105.40	(0.76)	(0.76)	(46.32)	(47.08)	—	—	—	—	$58.32	(44.67)%	$283,539	0.95%	1.01%	(0.95)%	0.95%	1.01%	(0.95)%	0%
For the Year Ended October 31, 2013	$277.28	(1.44)	(1.24)	(170.44)	(171.88)	—	—	—	—	$105.40	(61.99)%	$608,756	0.95%	1.11%	(0.95)%	0.81%	0.97%	(0.81)%	0%
For the Year Ended October 31, 2012	$638.08	(3.84)	(3.84)	(356.96)	(360.80)	—	—	—	—	$277.28	(56.54)%	$675,511	0.95%	0.96%	(0.95)%	0.95%	0.96%	(0.95)%	0%
For the Year Ended October 31, 2011	$1,008.80	(7.04)	(7.04)	(363.68)	(370.72)	—	—	—	—	$638.08	(36.75)%	$1,091,990	0.96%	0.99%	(0.92)%	0.95%	0.98%	(0.91)%	0%
Direxion Daily Gold Miners Index Bull 3X Shares[14]
For the Year Ended October 31, 2015	$110.30	(0.69)	(0.69)	(75.11)	(75.80)	—	—	—	—	$34.50	(68.72)%	$610,269	0.95%	0.95%	(0.94)%	0.94%	0.94%	(0.93)%	633%
For the Year Ended October 31, 2014	$482.40	(2.80)	(2.80)	(369.30)	(372.10)	—	—	—	—	$110.30	(77.14)%	$552,267	0.96%	0.95%	(0.81)%	0.95%	0.94%	(0.80)%	435%
For the Year Ended October 31, 2013	$8,260.00	(3.90)	(3.80)	(7,773.70)	(7,777.60)	—	—	—	—	$482.40	(94.16)%	$647,626	0.96%	0.94%	(0.90)%	0.95%	0.93%	(0.89)%	0%
For the Year Ended October 31, 2012	$16,280.00	(65.00)	(63.00)	(7,445.50)	(7,510.50)	—	(509.50)	—	(509.50)	$8,260.00	(47.00)%	$418,014	0.96%	0.97%	(0.89)%	0.95%	0.96%	(0.89)%	39%
For the Period December 8, 2010[9] through October 31, 2011	$20,000.00	(135.00)	(135.00)	(3,585.00)	(3,720.00)	—	—	—	—	$16,280.00	(18.60)%	$109,073	0.96%	1.14%	(0.91)%	0.95%	1.13%	(0.90)%	13%
Direxion Daily Gold Miners Index Bear 3X Shares
For the Year Ended October 31, 2015	$46.52	(0.17)	(0.17)	(30.37)	(30.54)	—	—	—	—	$15.98	(65.65)%	$287,615	0.98%	0.98%	(0.97)%	0.95%	0.95%	(0.94)%	0%
For the Year Ended October 31, 2014	$30.75	(0.22)	(0.21)	15.99	15.77	—	—	—	—	$46.52	51.28%	$193,040	0.97%	0.97%	(0.96)%	0.95%	0.95%	(0.94)%	0%
For the Year Ended October 31, 2013	$11.90	(0.29)	(0.29)	19.14	18.85	—	—	—	—	$30.75	158.51%	$156,835	0.97%	1.00%	(0.96)%	0.95%	0.98%	(0.94)%	0%
For the Year Ended October 31, 2012	$16.61	(0.17)	(0.16)	(3.56)	(3.72)	—	(0.99)	—	(0.99)	$11.90	(24.70)%	$47,578	0.96%	1.17%	(0.96)%	0.95%	1.16%	(0.95)%	0%
For the Period December 8, 2010[9] through October 31, 2011	$20.00	(0.17)	(0.17)	(3.23)	(3.40)	—	—	—	—	$16.61	(16.98)%	$8,303	0.95%	1.83%	(0.92)%	0.95%	1.83%	(0.92)%	0%
Direxion Daily Healthcare Bull 3X Shares[11]
For the Year Ended October 31, 2015	$29.66	(0.26)	(0.25)	3.26	3.00	—	—	—	—	$32.66	10.11%	$342,892	0.97%	0.97%	(0.73)%	0.95%	0.95%	(0.71)%	32%
For the Year Ended October 31, 2014	$15.02	(0.12)	(0.12)	14.98	14.86	—	(0.22)	—	(0.22)	$29.66	100.25%	$189,820	0.97%	1.01%	(0.57)%	0.95%	0.99%	(0.55)%	46%
For the Year Ended October 31, 2013	$6.65	(0.02)	(0.02)	8.39	8.37	—	—	—	—	$15.02	125.87%	$48,047	0.97%	1.11%	(0.20)%	0.95%	1.10%	(0.18)%	7%
For the Year Ended October 31, 2012	$4.09	(0.03)	(0.03)	2.68	2.65	—	(0.09)	—	(0.09)	$6.65	66.77%	$5,319	0.98%	2.24%	(0.60)%	0.95%	2.21%	(0.57)%	0%
For the Period June 15, 2011[9] through October 31, 2011	$5.00	—	—	(0.91)	(0.91)	—	—	—	—	$4.09	(18.33)%	$4,901	0.95%	3.43%	(0.02)%	0.95%	3.43%	(0.02)%	48%
Direxion Daily Homebuilders & Supplies Bull 3X Shares
For the Period August 19, 2015[9] through October 31, 2015	$40.00	(0.05)	(0.05)	(10.92)	(10.97)	—	—	—	—	$29.03	(27.43)%	$2,903	0.95%	5.31%	(0.84)%	0.95%	5.31%	(0.84)%	0%
Direxion Daily Homebuilders & Supplies Bear 3X Shares
For the Period August 19, 2015[9] through October 31, 2015	$40.00	(0.09)	(0.09)	6.60	6.51	—	—	—	—	$46.51	16.28%	$4,651	0.96%	3.88%	(0.95)%	0.95%	3.87%	(0.94)%	0%
Direxion Daily Junior Gold Miners Index Bull 3X Shares[15]
For the Year Ended October 31, 2015	$195.25	(0.86)	(0.85)	(148.93)	(149.79)	—	(5.60)	—	(5.60)	$39.86	(78.75)%	$106,686	0.95%	0.98%	(0.94)%	0.95%	0.98%	(0.94)%	589%
For the Year Ended October 31, 2014	$1,530.00	(8.40)	(8.35)	(1,326.30)	(1,334.70)	(0.05)	—	—	(0.05)	$195.25	(87.25)%	$168,091	0.96%	0.95%	(0.96)%	0.95%	0.94%	(0.95)%	168%
For the Period October 3, 2013[9] through October 31, 2013	$2,000.00	(1.50)	(1.50)	(468.50)	(470.00)	—	—	—	—	$1,530.00	(23.50)%	$4,590	0.95%	8.58%	(0.95)%	0.95%	8.58%	(0.95)%	0%
Direxion Daily Junior Gold Miners Index Bear 3X Shares[16]
For the Year Ended October 31, 2015	$138.40	(0.38)	(0.37)	(105.14)	(105.52)	—	(3.80)	—	(3.80)	$29.08	(77.88)%	$68,335	0.97%	1.00%	(0.96)%	0.95%	0.98%	(0.94)%	0%
For the Year Ended October 31, 2014	$170.76	(0.56)	(0.56)	(31.80)	(32.36)	(0.00)[10]	—	—	(0.00)[10]	$138.40	(18.94)%	$51,893	0.96%	1.05%	(0.95)%	0.95%	1.04%	(0.95)%	0%
For the Period October 3, 2013[9] through October 31, 2013	$160.00	(0.12)	(0.12)	10.88	10.76	—	—	—	—	$170.76	6.73%	$4,269	0.95%	9.13%	(0.95)%	0.95%	9.13%	(0.95)%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2015

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Natural Gas Related Bull 3X Shares[13,15]
For the Year Ended October 31, 2015	$642.50	$(0.50)	$(0.50)	$(622.56)	$(623.06)	$—	$—	$—	$—	$19.44	(96.97)%	$39,588	0.96%	1.03%	(0.55)%	0.95%	1.02%	(0.54)%	137%
For the Year Ended October 31, 2014	$1,740.00	(12.50)	(11.50)	(1,085.00)	(1,097.50)	—	—	—	—	$642.50	(63.07)%	$42,412	0.99%	1.19%	(0.79)%	0.95%	1.15%	(0.75)%	133%
For the Year Ended October 31, 2013	$1,236.00	(9.00)	(9.00)	513.00	504.00	—	—	—	—	$1,740.00	40.78%	$20,877	0.96%	1.16%	(0.79)%	0.95%	1.15%	(0.78)%	251%
For the Year Ended October 31, 2012	$2,413.50	(8.00)	(8.00)	(1,165.50)	(1,173.50)	(4.00)	—	—	(4.00)	$1,236.00	(48.69)%	$22,244	0.96%	1.25%	(0.57)%	0.95%	1.25%	(0.57)%	141%
For the Year Ended October 31, 2011	$2,175.00	(15.50)	(15.00)	256.50	241.00	(2.50)	—	—	(2.50)	$2,413.50	11.07%	$14,481	0.97%	1.53%	(0.55)%	0.95%	1.51%	(0.53)%	40%
Direxion Daily Real Estate Bull 3X Shares
For the Year Ended October 31, 2015	$71.02	(0.23)	(0.22)	3.63	3.40	—	—	—	—	$74.42	4.79%	$104,193	0.96%	0.95%	(0.29)%	0.95%	0.94%	(0.28)%	29%
For the Year Ended October 31, 2014	$44.69	(0.41)	(0.39)	26.74	26.33	—	—	—	—	$71.02	58.92%	$99,426	1.00%	1.06%	(0.83)%	0.95%	1.01%	(0.78)%	167%
For the Year Ended October 31, 2013	$35.48	(0.15)	(0.13)	9.36	9.21	(0.00)[10]	—	—	(0.00)[10]	$44.69	25.97%	$134,065	1.01%	1.09%	(0.35)%	0.95%	1.04%	(0.29)%	174%
For the Year Ended October 31, 2012	$27.68	(0.08)	(0.06)	8.88	8.80	—	(1.00)	—	(1.00)	$35.48	34.26%	$106,439	1.00%	1.07%	(0.23)%	0.95%	1.02%	(0.19)%	72%
For the Year Ended October 31, 2011	$27.03	0.09	0.10	0.59	0.68	(0.03)	—	—	(0.03)	$27.68	2.51%	$141,148	0.99%	1.03%	0.29%	0.95%	0.99%	0.33%	110%
Direxion Daily Real Estate Bear 3X Shares
For the Year Ended October 31, 2015	$29.83	(0.23)	(0.23)	(8.56)	(8.79)	—	—	—	—	$21.04	(29.47)%	$11,745	0.96%	1.51%	(0.94)%	0.95%	1.50%	(0.93)%	0%
For the Year Ended October 31, 2014	$56.50	(0.42)	(0.42)	(26.25)	(26.67)	—	—	—	—	$29.83	(47.20)%	$9,197	0.95%	1.54%	(0.94)%	0.95%	1.54%	(0.94)%	0%
For the Year Ended October 31, 2013	$92.88	(0.65)	(0.64)	(35.73)	(36.38)	—	—	—	—	$56.50	(39.17)%	$17,420	0.97%	1.53%	(0.96)%	0.95%	1.52%	(0.94)%	0%
For the Year Ended October 31, 2012	$175.56	(1.04)	(1.00)	(81.64)	(82.68)	—	—	—	—	$92.88	(47.10)%	$20,525	0.95%	1.32%	(0.95)%	0.95%	1.32%	(0.94)%	0%
For the Year Ended October 31, 2011	$407.60	(2.68)	(2.68)	(229.36)	(232.04)	—	—	—	—	$175.56	(56.93)%	$33,973	0.95%	1.15%	(0.90)%	0.95%	1.15%	(0.90)%	0%
Direxion Daily Regional Banks Bull 3X Shares
For the Period August 19, 2015[9] through October 31, 2015	$40.00	(0.02)	(0.02)	(4.69)	(4.71)	—	—	—	—	$35.29	(11.78)%	$3,529	0.95%	3.78%	(0.35)%	0.95%	3.78%	(0.35)%	15%
Direxion Daily Regional Banks Bear 3X Shares
For the Period August 19, 2015[9] through October 31, 2015	$40.00	(0.09)	(0.09)	(1.27)	(1.36)	—	—	—	—	$38.64	(3.40)%	$3,864	0.96%	2.99%	(0.95)%	0.95%	2.98%	(0.94)%	0%
Direxion Daily Retail Bull 3X Shares[11]
For the Year Ended October 31, 2015	$19.68	(0.04)	(0.04)	16.94	16.90	—	—	—	—	$36.58	85.90%	$58,530	0.98%	1.04%	(0.14)%	0.95%	1.01%	(0.11)%	24%
For the Year Ended October 31, 2014	$17.76	(0.10)	(0.10)	2.02	1.92	—	—	—	—	$19.68	10.80%	$15,741	0.99%	1.27%	(0.54)%	0.95%	1.23%	(0.50)%	2%
For the Year Ended October 31, 2013	$9.11	(0.07)	(0.07)	9.22	9.15	—	(0.50)	—	(0.50)	$17.76	106.43%	$17,760	0.98%	1.38%	(0.59)%	0.95%	1.36%	(0.57)%	25%
For the Year Ended October 31, 2012	$5.16	(0.05)	(0.04)	4.24	4.19	—	(0.24)	—	(0.24)	$9.11	85.76%	$10,934	0.98%	1.87%	(0.61)%	0.95%	1.83%	(0.57)%	93%
For the Year Ended October 31, 2011	$4.16	(0.02)	(0.01)	1.08	1.06	(0.02)	(0.04)	—	(0.06)	$5.16	25.25%	$3,093	0.98%	2.17%	(0.29)%	0.95%	2.14%	(0.26)%	111%
Direxion Daily Semiconductor Bull 3X Shares[11]
For the Year Ended October 31, 2015	$27.61	(0.18)	(0.17)	(0.51)	(0.69)	(0.00)[10]	—	—	(0.00)[10]	$26.92	(2.49)%	$131,929	0.97%	1.00%	(0.57)%	0.95%	0.98%	(0.55)%	26%
For the Year Ended October 31, 2014	$14.63	(0.10)	(0.09)	13.08	12.98	—	—	—	—	$27.61	88.74%	$165,650	1.01%	1.08%	(0.45)%	0.95%	1.02%	(0.40)%	8%
For the Year Ended October 31, 2013	$5.94	(0.06)	(0.06)	8.75	8.69	—	—	—	—	$14.63	146.36%	$55,587	0.99%	1.09%	(0.67)%	0.95%	1.05%	(0.63)%	16%
For the Year Ended October 31, 2012	$8.22	(0.05)	(0.05)	(2.23)	(2.28)	—	—	—	—	$5.94	(27.80)%	$92,609	0.97%	1.05%	(0.62)%	0.95%	1.03%	(0.61)%	84%
For the Year Ended October 31, 2011	$9.37	(0.06)	(0.06)	(1.09)	(1.15)	—	—	—	—	$8.22	(12.27)%	$121,685	0.98%	1.06%	(0.58)%	0.95%	1.03%	(0.55)%	69%
Direxion Daily Semiconductor Bear 3X Shares[12]
For the Year Ended October 31, 2015	$68.84	(0.49)	(0.48)	(25.92)	(26.41)	—	—	—	—	$42.43	(38.36)%	$38,178	0.96%	1.08%	(0.95)%	0.95%	1.07%	(0.94)%	0%
For the Year Ended October 31, 2014	$181.92	(1.04)	(1.04)	(112.04)	(113.08)	—	—	—	—	$68.84	(62.16)%	$22,365	0.95%	1.13%	(0.94)%	0.95%	1.13%	(0.94)%	0%
For the Year Ended October 31, 2013	$636.96	(2.76)	(2.76)	(452.28)	(455.04)	—	—	—	—	$181.92	(71.44)%	$29,556	0.95%	1.09%	(0.95)%	0.95%	1.08%	(0.94)%	0%
For the Year Ended October 31, 2012	$876.64	(5.76)	(5.76)	(233.92)	(239.68)	—	—	—	—	$636.96	(27.33)%	$29,858	0.95%	1.16%	(0.95)%	0.95%	1.16%	(0.94)%	0%
For the Year Ended October 31, 2011	$1,844.00	(10.40)	(9.76)	(888.00)	(898.40)	—	(68.96)	—	(68.96)	$876.64	(49.74)%	$19,172	1.01%	1.32%	(0.97)%	0.95%	1.26%	(0.91)%	0%
Direxion Daily S&P Biotech Bull 3X Shares
For the Period May 28, 2015[9] through October 31, 2015	$40.00	(0.11)	(0.11)	(20.66)	(20.77)	—	—	—	—	$19.23	(51.93)%	$123,058	0.95%	1.05%	(0.93)%	0.95%	1.05%	(0.93)%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2015

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily S&P Biotech Bear 3X Shares
For the Period May 28, 2015[9] through October 31, 2015	$40.00	$(0.16)	$(0.16)	$1.24	$1.08	$—	$—	$—	$—	$41.08	2.70%	$28,753	0.96%	1.55%	(0.95)%	0.95%	1.54%	(0.94)%	0%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares
For the Period May 28, 2015[9] through October 31, 2015	$40.00	(0.05)	(0.05)	(26.46)	(26.51)	—	—	—	—	$13.49	(66.28)%	$8,770	0.95%	2.44%	(0.76)%	0.95%	2.44%	(0.76)%	0%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares
For the Period May 28, 2015[9] through October 31, 2015	$40.00	(0.27)	(0.26)	17.04	16.77	—	—	—	—	$56.77	41.93%	$5,677	0.98%	2.13%	(0.97)%	0.95%	2.10%	(0.94)%	0%
Direxion Daily Technology Bull 3X Shares[11]
For the Year Ended October 31, 2015	$32.73	(0.31)	(0.31)	6.14	5.83	—	—	—	—	$38.56	17.83%	$194,728	0.97%	0.97%	(0.89)%	0.95%	0.95%	(0.87)%	418%
For the Year Ended October 31, 2014	$18.88	(0.21)	(0.20)	14.06	13.85	—	—	—	—	$32.73	73.38%	$189,804	0.98%	1.01%	(0.83)%	0.95%	0.98%	(0.81)%	21%
For the Year Ended October 31, 2013	$12.08	(0.12)	(0.12)	6.92	6.80	—	—	—	—	$18.88	56.22%	$105,696	0.96%	1.00%	(0.88)%	0.95%	0.98%	(0.87)%	324%
For the Year Ended October 31, 2012	$10.44	(0.09)	(0.09)	1.73	1.64	—	—	—	—	$12.08	15.79%	$123,240	0.97%	1.01%	(0.72)%	0.95%	0.99%	(0.70)%	137%
For the Year Ended October 31, 2011	$10.05	(0.08)	(0.07)	0.68	0.60	—	(0.21)	—	(0.21)	$10.44	5.82%	$208,712	0.98%	1.01%	(0.69)%	0.95%	0.98%	(0.66)%	12%
Direxion Daily Technology Bear 3X Shares[12]
For the Year Ended October 31, 2015	$49.80	(0.37)	(0.37)	(18.62)	(18.99)	—	—	—	—	$30.81	(38.13)%	$19,030	0.95%	1.07%	(0.94)%	0.95%	1.07%	(0.94)%	0%
For the Year Ended October 31, 2014	$103.52	(0.68)	(0.68)	(53.04)	(53.72)	—	—	—	—	$49.80	(51.89)%	$13,967	0.95%	1.14%	(0.95)%	0.95%	1.14%	(0.95)%	0%
For the Year Ended October 31, 2013	$196.80	(1.44)	(1.44)	(91.84)	(93.28)	—	—	—	—	$103.52	(47.40)%	$18,682	0.95%	1.16%	(0.95)%	0.95%	1.16%	(0.95)%	0%
For the Year Ended October 31, 2012	$320.40	(2.00)	(2.00)	(121.60)	(123.60)	—	—	—	—	$196.80	(38.58)%	$41,924	0.95%	1.13%	(0.95)%	0.95%	1.13%	(0.95)%	0%
For the Year Ended October 31, 2011	$560.60	(4.00)	(4.00)	(236.20)	(240.20)	—	—	—	—	$320.40	(42.85)%	$38,612	0.95%	1.07%	(0.90)%	0.95%	1.07%	(0.90)%	0%
Direxion Daily 7-10 Year Treasury Bull 3X Shares
For the Year Ended October 31, 2015	$42.70	(0.43)	(0.42)	4.47	4.04	—	—	—	—	$46.74	9.46%	$7,011	0.96%	1.48%	(0.94)%	0.95%	1.47%	(0.93)%	0%
For the Year Ended October 31, 2014	$38.51	(0.37)	(0.37)	4.56	4.19	—	—	—	—	$42.70	10.88%	$4,270	0.95%	2.23%	(0.95)%	0.95%	2.23%	(0.95)%	0%
For the Year Ended October 31, 2013	$42.91	(0.39)	(0.39)	(4.01)	(4.40)	—	—	—	—	$38.51	(10.25)%	$3,851	0.96%	2.04%	(0.96)%	0.95%	2.03%	(0.95)%	0%
For the Year Ended October 31, 2012	$37.08	(0.39)	(0.39)	7.06	6.67	—	(0.84)	—	(0.84)	$42.91	18.28%	$4,291	0.96%	2.04%	(0.96)%	0.95%	2.03%	(0.95)%	0%
For the Year Ended October 31, 2011	$32.65	(0.28)	(0.28)	6.84	6.56	(0.10)	(2.03)	—	(2.13)	$37.08	22.76%	$7,416	0.96%	1.52%	(0.92)%	0.95%	1.51%	(0.91)%	0%
Direxion Daily 7-10 Year Treasury Bear 3X Shares
For the Year Ended October 31, 2015	$19.88	(0.17)	(0.17)	(3.20)	(3.37)	—	—	—	—	$16.51	(16.95)%	$40,461	0.95%	0.94%	(0.93)%	0.95%	0.94%	(0.93)%	0%
For the Year Ended October 31, 2014	$23.93	(0.21)	(0.21)	(3.84)	(4.05)	—	—	—	—	$19.88	(16.92)%	$54,673	0.95%	0.97%	(0.95)%	0.95%	0.97%	(0.95)%	0%
For the Year Ended October 31, 2013	$23.19	(0.23)	(0.23)	0.97	0.74	—	—	—	—	$23.93	3.19%	$57,438	0.95%	0.99%	(0.95)%	0.95%	0.99%	(0.95)%	0%
For the Year Ended October 31, 2012	$29.91	(0.24)	(0.24)	(6.48)	(6.72)	—	—	—	—	$23.19	(22.47)%	$52,167	0.95%	1.00%	(0.95)%	0.95%	1.00%	(0.95)%	0%
For the Year Ended October 31, 2011	$41.08	(0.36)	(0.36)	(10.81)	(11.17)	—	—	—	—	$29.91	(27.19)%	$65,795	0.95%	0.97%	(0.91)%	0.95%	0.97%	(0.91)%	0%
Direxion Daily 20+ Year Treasury Bull 3X Shares
For the Year Ended October 31, 2015	$72.16	(0.28)	(0.27)	6.39	6.11	—	—	—	—	$78.27	8.47%	$62,614	0.96%	0.94%	(0.34)%	0.95%	0.93%	(0.33)%	56%
For the Year Ended October 31, 2014	$50.53	(0.34)	(0.34)	21.97	21.63	—	—	—	—	$72.16	42.81%	$57,729	0.96%	1.03%	(0.59)%	0.95%	1.03%	(0.58)%	741%
For the Year Ended October 31, 2013	$75.05	0.29	0.29	(24.49)	(24.20)	(0.30)	—	(0.02)	(0.32)	$50.53	(32.29)%	$30,318	0.96%	1.11%	0.49%	0.95%	1.10%	0.49%	0%
For the Year Ended October 31, 2012	$62.82	(0.18)	(0.17)	12.96	12.78	—	(0.55)	—	(0.55)	$75.05	20.45%	$33,773	0.96%	1.10%	(0.26)%	0.95%	1.10%	(0.25)%	0%
For the Year Ended October 31, 2011	$43.18	(0.25)	(0.25)	21.17	20.92	(0.29)	(0.99)	—	(1.28)	$62.82	51.23%	$18,847	0.95%	1.14%	(0.64)%	0.95%	1.14%	(0.64)%	128%
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2015

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily 20+ Year Treasury Bear 3X Shares
For the Year Ended October 31, 2015	$38.96	$(0.27)	$(0.27)	$(11.08)	$(11.35)	$—	$—	$—	$—	$27.61	(29.13)%	$537,016	0.90%	0.90%	(0.88)%	0.89%	0.89%	(0.87)%	0%
For the Year Ended October 31, 2014	$64.67	(0.48)	(0.48)	(25.23)	(25.71)	—	—	—	—	$38.96	(39.76)%	$527,945	0.91%	0.91%	(0.90)%	0.90%	0.90%	(0.90)%	0%
For the Year Ended October 31, 2013	$53.35	(0.56)	(0.55)	11.88	11.32	—	—	—	—	$64.67	21.22%	$543,198	0.92%	0.92%	(0.91)%	0.91%	0.91%	(0.91)%	0%
For the Year Ended October 31, 2012	$83.34	(0.55)	(0.55)	(29.44)	(29.99)	—	—	—	—	$53.35	(35.99)%	$298,754	0.93%	0.92%	(0.93)%	0.93%	0.92%	(0.93)%	0%
For the Year Ended October 31, 2011	$191.75	(1.50)	(1.48)	(106.91)	(108.41)	—	—	—	—	$83.34	(56.54)%	$295,029	0.93%	0.94%	(0.89)%	0.92%	0.93%	(0.88)%	0%

1  Net Investment Income (Loss) per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.

2  Includes interest expense and extraordinary expenses which comprise of excise tax and litigation expenses.

3  Excludes interest expense and extraordinary expenses which comprise of excise tax and litigation expenses.

4  Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain(loss) per share is not in accordance with the Fund's changes in net realized and unrealized gain(loss) on investments, in-kind redemptions and swaps for the period.

5  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment advisor.

6  Net expenses include effects of any reimbursement or recoupment.

7  For periods less than a year, these ratios are annualized.

8  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap portfolio. Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.

9  Commencement of operations.

10  Between $(0.005) and $0.005.

11  Effective May 20, 2015, the Fund had a 4:1 forward stock split. Per share data for the period prior to May 19, 2015 has been adjusted to give effect to the 4:1 forward stock split.

12  Effective May 20, 2015, the Fund had a 1:4 reverse stock split. Per share data for the period prior to May 19, 2015 has been adjusted to give effect to the 1:4 reverse stock split.

13  Effective May 20, 2015, the Fund had a 1:10 reverse stock split. Per share data for the period prior to May 19, 2015 has been adjusted to give effect to the 1:10 reverse stock split.

14  Effective October 1, 2015, the Fund had a 1:10 reverse stock split. Per share data for the period prior to September 30, 2015 has been adjusted to give effect to the 1:10 reverse stock split.

15  Effective October 1, 2015, the Fund had a 1:5 reverse stock split. Per share data for the period prior to September 30, 2015 has been adjusted to give effect to the 1:5 reverse stock split.

16  Effective October 1, 2015, the Fund had a 1:4 reverse stock split. Per share data for the period prior to September 30, 2015 has been adjusted to give effect to the 1:4 reverse stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Notes to the Financial Statements

October 31, 2015

1.  ORGANIZATION

The Direxion Shares ETF Trust (the "Trust") is a Delaware statutory trust formed on April 23, 2008, and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is a registered investment company that has 75 separate series (each, a "Fund" and together the "Funds"). 49 of these are included in this report:

Bull Funds	Bear Funds
Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily Mid Cap Bear 3X Shares
Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares
Direxion Daily Brazil Bull 3X Shares
Direxion Daily Developed Markets Bull 3X Shares	Direxion Daily Developed Markets Bear 3X Shares
Direxion Daily Emerging Markets Bull 3X Shares	Direxion Daily Emerging Markets Bear 3X Shares
Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares
Direxion Daily FTSE Europe Bull 3X Shares
Direxion Daily India Bull 3X Shares
Direxion Daily Japan Bull 3X Shares
Direxion Daily Latin America Bull 3X Shares
Direxion Daily Russia Bull 3X Shares	Direxion Daily Russia Bear 3X Shares
Direxion Daily South Korea Bull 3X Shares
Direxion Daily Energy Bull 3X Shares	Direxion Daily Energy Bear 3X Shares
Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares
Direxion Daily Gold Miners Index Bull 3X Shares	Direxion Daily Gold Miners Index Bear 3X Shares
Direxion Daily Heathcare Bull 3X Shares
Direxion Daily Homebuilders & Supplies Bull 3X Shares	Direxion Daily Homebuilders & Supplies Bear 3X Shares
Direxion Daily Junior Gold Miners Index Bull 3X Shares	Direxion Daily Junior Gold Miners Index Bear 3X Shares
Direxion Daily Natural Gas Related Bull 3X Shares
Direxion Daily Real Estate Bull 3X Shares	Direxion Daily Real Estate Bear 3X Shares
Direxion Daily Regional Banks Bull 3X Shares	Direxion Daily Regional Banks Bear 3X Shares
Direxion Daily Retail Bull 3X Shares
Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares
Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares
Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares
Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares

The Trust has evaluated the structure, objective and activities of the Funds and determined that it meets the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications ("ASC") 946, Financial Services Investment Companies.

Each Fund's investment objective is to seek daily investment results, before fees and expenses that correspond to the performance of a particular index or benchmark. The Funds with the word "Bull" in their name attempt to provide investment results that correlate positively to the return of an index or benchmark. The Funds with the word "Bear" in their name attempt to provide investment results that correlate negatively to the return of an index or benchmark. The correlations sought by the Bull Funds are a multiple of 300% of the return of the target index or benchmark and a multiple of -300% of the return of the target index or benchmark for the Bear Funds.

Funds	Index or Benchmark	Daily Target
Direxion Daily Mid Cap Bull 3X Shares		300%
Direxion Daily Mid Cap Bear 3X Shares	S&P Mid Cap 400® Index	-300%
Direxion Daily S&P 500® Bull 3X Shares		300%
Direxion Daily S&P 500® Bear 3X Shares	S&P 500® Index	-300%

DIREXION ANNUAL REPORT

Funds	Index or Benchmark	Daily Target
Direxion Daily Small Cap Bull 3X Shares		300%
Direxion Daily Small Cap Bear 3X Shares	Russell 2000® Index	-300%
Direxion Daily Brazil Bull 3X Shares	MSCI Brazil 25/50 Index	300%
Direxion Daily Developed Markets Bull 3X Shares		300%
Direxion Daily Developed Markets Bear 3X Shares	MSCI EAFE® Index	-300%
Direxion Daily Emerging Markets Bull 3X Shares		300%
Direxion Daily Emerging Markets Bear 3X Shares	MSCI Emerging Market IndexSM	-300%
Direxion Daily FTSE China Bull 3X Shares		300%
Direxion Daily FTSE China Bear 3X Shares	FTSE China 50 Index	-300%
Direxion Daily FTSE Europe Bull 3X Shares	FTSE Developed Europe Index	300%
Direxion Daily India Bull 3X Shares	Indus India Index	300%
Direxion Daily Japan Bull 3X Shares	MSCI Japan Index	300%
Direxion Daily Latin America Bull 3X Shares	S&P® Latin America 40 Index	300%
Direxion Daily Russia Bull 3X Shares		300%
Direxion Daily Russia Bear 3X Shares	Market VectorsTM Russia Index	-300%
Direxion Daily South Korea Bull 3X Shares	MSCI Korea 25/50 Index	300%
Direxion Daily Energy Bull 3X Shares		300%
Direxion Daily Energy Bear 3X Shares	Energy Select Sector Index	-300%
Direxion Daily Financial Bull 3X Shares		300%
Direxion Daily Financial Bear 3X Shares	Russell 1000® Financial Services Index	-300%
Direxion Daily Gold Miners Index Bull 3X Shares		300%
Direxion Daily Gold Miners Index Bear 3X Shares	NYSE Arca Gold Miners Index	-300%
Direxion Daily Healthcare Bull 3X Shares	Health Care Select Sector Index	300%
Direxion Daily Homebuilders & Supplies Bull 3X Shares		300%
Direxion Daily Homebuilders & Supplies Bear 3X Shares	Dow Jones U.S. Select Home Construction Index	-300%
Direxion Daily Junior Gold Miners Index Bull 3X Shares		300%
Direxion Daily Junior Gold Miners Index Bear 3X Shares	Market VectorsTM Junior Gold Miners Index	-300%
Direxion Daily Natural Gas Related Bull 3X Shares	ISE-Revere Natural Gas IndexTM	300%
Direxion Daily Real Estate Bull 3X Shares		300%
Direxion Daily Real Estate Bear 3X Shares	MSCI U.S. REIT IndexSM	-300%
Direxion Daily Regional Banks Bull 3X Shares		300%
Direxion Daily Regional Banks Bear 3X Shares	Solactive Regional Bank Index	-300%
Direxion Daily Retail Bull 3X Shares	Russell 1000® Retail Index	300%
Direxion Daily Semiconductor Bull 3X Shares		300%
Direxion Daily Semiconductor Bear 3X Shares	PHLX Semiconductor Sector Index	-300%
Direxion Daily S&P Biotech Bull 3X Shares		300%
Direxion Daily S&P Biotech Bear 3X Shares	S&P Biotechnology Select Industry Index	-300%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares		300%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	S&P Oil & Gas Exploration & Production Select Industry Index	-300%
Direxion Daily Technology Bull 3X Shares		300%
Direxion Daily Technology Bear 3X Shares	Technology Select Sector Index	-300%
Direxion Daily 7-10 Year Treasury Bull 3X Shares		300%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	NYSE 7-10 Year Treasury Bond Index	-300%
Direxion Daily 20+ Year Treasury Bull 3X Shares		300%
Direxion Daily 20+ Year Treasury Bear 3X Shares	NYSE 20 Year Plus Treasury Bond Index	-300%

DIREXION ANNUAL REPORT

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Investment Valuation – The Net Asset Value ("NAV") per share of each Fund is determined daily, as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally at 4:00 p.m. Eastern time), each day the NYSE is open for business. On days that the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets close all day, Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares and Direxion Daily 20+ Year Treasury Bear 3X Shares (the "Fixed Income Funds") do not calculate their NAVs, even if the NYSE is open for business. Similarly, on days that SIFMA recommends that the bond markets close early, each of the Fixed Income Funds calculate its NAV as of the time of the recommended close, usually 2:00 p.m. Eastern time, rather than the close of regular trading on the NYSE. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ® Global Market ("NASDAQ") for which market quotations are readily available are valued using the NASDAQ® Official Closing Price ("NOCP") provided by NASDAQ each business day. Over the counter securities held by a Fund are valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. Securities or swap contracts are fair valued as determined by Rafferty Asset Management, LLC (the "Adviser") under the supervision of the Board of Trustees (the "Board") in the following scenarios: a) reliable market quotations are not readily available; b) the Funds' pricing service does not provide a valuation for such securities; c) the Funds' pricing service provides valuation that in the judgement of the Adviser does not represent fair value; or d) the Fund or Adviser believes the market price is stale.

b) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). Each Fund enters into master netting agreements with counterparties to mitigate counterparty credit risk in derivatives contracts. A Fund does not offset fair value amounts for derivatives contracts and related cash collateral on the Statement of Assets and Liabilities arising from derivative contracts executed with the same counterparties under such master netting agreements. Each Fund's obligations are accrued daily and offset by any amounts owed to the Fund.

In a "long" equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. These swap contracts do not include the delivery of securities by the Funds to the counterparty. The net amount of the excess, if any, of the Fund's obligations owed over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Fund's custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as "unrealized gains or losses on swaps" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps."

Each Fund may enter into swap contracts that provide the opposite return of the underlying benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return

DIREXION ANNUAL REPORT

of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their objectives.

Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11") requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging).

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives ("OTC"), including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivative counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of October 31, 2015, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following tables.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at October 31, 2015 is detailed in the following tables. If such credit risk-related contingencies were triggered, the counterparties would have the option to terminate any positions open under the master netting agreement.

DIREXION ANNUAL REPORT

Description: Swap Contract

Counterparty: Bank of America Merrill Lynch

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bear 3X Shares	$—	$—	$—	$—	$241,418	$—	$241,418[1]	$—
Direxion Daily S&P 500® Bear 3X Shares	95,343	—	—	95,343	—	—	—	—
Direxion Daily Small Cap Bull 3X Shares	—	—	—	—	14,080,563	—	14,080,563[1]	—
Direxion Daily Small Cap Bear 3X Shares	14,279,299	—	13,330,000	949,299	—	—	—	—
Direxion Daily Developed Markets Bull 3X Shares	—	—	—	—	624,065	—	624,065[1]	—
Direxion Daily Developed Markets Bear 3X Shares	401,049	—	370,000	31,049	—	—	—	—
Direxion Daily Emerging Markets Bull 3X Shares	—	—	—	—	2,954,601	—	2,954,601[1]	—
Direxion Daily Emerging Markets Bear 3X Shares	—	—	—	—	4,704,751	—	4,704,751[1]	—
Direxion Daily FTSE China Bear 3X Shares	5,916,187	—	5,850,000	66,187		—	—	—
Direxion Daily FTSE Europe Bull 3X Shares	945,136	—	945,136[1]	—		—	—	—
Direxion Daily Russia Bull 3X Shares	—	—	—	—	9,136,083	—	9,136,083[1]	—
Direxion Daily Russia Bear 3X Shares	7,733,783	—	7,733,783[1]	—	—	—	—	—
Direxion Daily South Korea Bull 3X Shares	478,323	—	478,323[1]	—	—	—	—	—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	7,588,575	—	7,588,575[1]	—
Direxion Daily Healthcare Bull 3X Shares	8,285,963	—	8,285,963[1]	—	—	—	—	—
Direxion Daily Real Estate Bull 3X Shares	5,159,697	—	5,159,697[1]	—		—	—	—
Direxion Daily Real Estate Bear 3X Shares		—	—	—	871,748	—	871,748[1]	—

DIREXION ANNUAL REPORT

	Assets:					Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities					Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets		Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Semiconductor Bear 3X Shares	$		$—	$—	$—	$596,136	$—	$596,136[1]	$—
Direxion Daily Technology Bull 3X Shares		4,131,837	—	4,131,837[1]	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares		—	—	—	—	354,384	—	354,384[1]	—
Direxion Daily 20+ Year Treasury Bull 3X Shares		1,658,258	—	1,320,000	338,258	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares		—	—	—	—	855,222	—	855,222[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: BNP Paribas

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bear 3X Shares	$—	$—	$—	$—	$192,233	$—	$192,233[1]	$—
Direxion Daily S&P 500® Bear 3X Shares	466,209	—	466,209[1]	—	4,485,904	466,209	4,019,695[1]	—
Direxion Daily Small Cap Bull 3X Shares	27,924,721	206,243	27,718,478[1]	—	206,243	—	206,243	—
Direxion Daily Small Cap Bear 3X Shares	3,252,262	—	—	3,252,262	8,041,023	3,252,262	4,788,761[1]	—
Direxion Daily Brazil Bull 3X Shares	261,301	—	—	261,301	3,770,607	261,301	3,509,306[1]	—
Direxion Daily Developed Markets Bear 3X Shares	135,229	—	130,000	5,229	—	—	—	—
Direxion Daily Emerging Markets Bull 3X Shares	1,470,069	—	—	1,470,069	3,207,000	1,470,069	1,736,931[1]	—

DIREXION ANNUAL REPORT

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Emerging Markets Bear 3X Shares	$253,022	$—	$—	$253,022	$1,633,154	$253,022	$1,380,132[1]	$—
Direxion Daily FTSE China Bull 3X Shares	8,985,290	—	8,985,290[1]	—	—	—	—	—
Direxion Daily FTSE China Bear 3X Shares	899,993	—	—	899,993	2,885,098	899,993	1,985,105[1]	—
Direxion Daily India Bull 3X Shares	412,124	300,923	111,201[1]	—	300,923	—	300,923[1]	—
Direxion Daily Japan Bull 3X Shares	623,671	—	623,671[1]	—	—	—	—	—
Direxion Daily Latin America Bull 3X Shares	—	—	—	—	49,396	—	49,396[1]	—
Direxion Daily Russia Bull 3X Shares	2,386,765	2,254,146	—	132,619	2,254,146	—	2,254,146[1]	—
Direxion Daily Russia Bear 3X Shares	—	—	—	—	44,501	—	44,501[1]	—
Direxion Daily South Korea Bull 3X Shares	165,950	62,510	103,440[1]	—	62,510	—	62,510[1]	—
Direxion Daily Energy Bull 3X Shares	10,395,517	2,805,215	5,530,000	2,060,302	2,805,215	—	2,805,215[1]	—
Direxion Daily Energy Bear 3X Shares	—	—	—	—	1,097,460	—	1,097,460[1]	—
Direxion Daily Financial Bull 3X Shares	—	—	—	—	496,177	—	496,177[1]	—
Direxion Daily Financial Bear 3X Shares	165,390	—	—	165,390	3,566,014	165,390	3,400,624[1]	—
Direxion Daily Gold Miners Index Bull 3X Shares	—	—	—	—	3,337,633	—	3,337,633[1]	—
Direxion Daily Gold Miners Index Bear 3X Shares	24,513,267	—	22,880,000	1,633,267	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	2,397,854	—	2,397,854[1]	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	—	—	—	—	5,894,027	—	5,894,027[1]	—
Direxion Daily Natural Gas Related Bull 3X Shares	—	—	—	—	1,923,834	—	1,923,834[1]	—

DIREXION ANNUAL REPORT

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Real Estate Bear 3X Shares	$49,232	$—	$—	$49,232	$141,329	$49,232	$92,097[1]	$—
Direxion Daily Semiconductor Bull 3X Shares	—	—	—	—	169,240	—	169,240[1]	—
Direxion Daily Semiconductor Bear 3X Shares	190,502	—	—	190,502	1,891,171	190,502	1,700,669[1]	—
Direxion Daily S&P Biotech Bear 3X Shares	—	—	—	—	424	—	—	424
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	1,086,576	—	900,000	186,576	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	928,646	—	928,646[1]	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	66,861	29	66,832[1]	—	29	—	29[1]	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—	1,542,613	—	1,542,613[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Citibank N.A.

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$552,667	$—	$552,667[1]	$—	$—	$—	$—	$—
Direxion Daily Mid Cap Bear 3X Shares	—	—	—	—	53,750	—	53,750[1]	—
Direxion Daily S&P 500® Bull 3X Shares	1,312,700	—	1,312,700[1]	—	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	10,322,691	—	10,322,691[1]	—
Direxion Daily Small Cap Bull 3X Shares	—	—	—	—	3,703,577	—	3,703,577[1]	—

DIREXION ANNUAL REPORT

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Small Cap Bear 3X Shares	$—	$—	$—	$—	$1,710,456	$—	$1,710,456[1]	$—
Direxion Daily Brazil Bull 3X Shares	—	—	—	—	631,846	—	631,846[1]	—
Direxion Daily Developed Markets Bull 3X Shares		—	—	—	13,165	—	13,165[1]	—
Direxion Daily Emerging Markets Bull 3X Shares	—	—	—	—	400,681	—	400,681[1]	—
Direxion Daily Emerging Markets Bear 3X Shares	—	—	—	—	954,988	—	954,988[1]	—
Direxion Daily FTSE China Bull 3X Shares	—	—	—	—	550,946	—	550,946[1]	—
Direxion Daily FTSE China Bear 3X Shares	957,402	—	860,000	97,402	—	—	—	—
Direxion Daily India Bull 3X Shares	113,743	—	113,743[1]	—	—	—	—	—
Direxion Daily Latin America Bull 3X Shares	—	—	—	—	108,632	—	108,632[1]	—
Direxion Daily Russia Bull 3X Shares	28,347	—	—	28,347	—	—	—	—
Direxion Daily Russia Bear 3X Shares	89,557	—	—	89,557	—	—	—	—
Direxion Daily Energy Bull 3X Shares	4,181,437	—	1,960,000	2,221,437	—	—	—	—
Direxion Daily Energy Bear 3X Shares	—	—	—	—	639,456	—	639,456[1]	—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	4,720,175	—	4,720,175[1]	—
Direxion Daily Gold Miners Index Bull 3X Shares	9,917,987	—	9,917,987[1]	—	—	—	—	—
Direxion Daily Gold Miners Index Bear 3X Shares	41,290,887	—	40,160,000	1,130,887	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	44,326,530	—	44,326,530[1]	—	—	—	—	—

DIREXION ANNUAL REPORT

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Junior Gold Miners Index Bull 3X Shares	$—	$—	$—	$—	$1,240,850	$—	$1,240,850[1]	$—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	4,655,154	—	4,480,000	175,154	—	—	—	—
Direxion Daily Natural Gas Related Bull 3X Shares	—	—	—	—	2,770,178	—	2,770,178[1]	—
Direxion Daily Real Estate Bull 3X Shares	1,777,450	—	1,777,450	—	—	—	—	—
Direxion Daily Retail Bull 3X Shares	692,969	—	692,969[1]	—	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	6,398,812	—	5,710,000	688,812	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	1,065,614	—	1,065,614[1]	—
Direxion Daily S&P Biotech Bull 3X Shares	—	—	—	—	32,927	—	32,927[1]	—
Direxion Daily S&P Biotech Bear 3X Shares	1,437,714	—	1,120,000	317,714	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	5,979	—	—	5,979	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	1,009,228	—	1,009,228[1]	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	175,010	—	—	175,010	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—	4,655,950	—	4,655,950[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION ANNUAL REPORT

Description: Swap Contract

Counterparty: Credit Suisse International

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bear 3X Shares	$325,457	$—	$325,457[1]	$—	$—	$—	$—	$—
Direxion Daily S&P 500® Bull 3X Shares	87,918,666	—	87,918,666[1]	—	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	9,349,290	—	9,349,290[1]	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	3,930,435	—	3,930,435[1]	—
Direxion Daily Brazil Bull 3X Shares	—	—	—	—	6,616,373	—	6,616,373[1]	—
Direxion Daily Developed Markets Bull 3X Shares	597,249	—	597,249[1]	—	—	—	—	—
Direxion Daily Developed Markets Bear 3X Shares	—	—	—	—	584,587	—	584,587[1]	—
Direxion Daily Emerging Markets Bull 3X Shares	—	—	—	—	6,089,703	—	6,089,703[1]	—
Direxion Daily Emerging Markets Bear 3X Shares	—	—	—	—	4,701,001	—	4,701,001[1]	—
Direxion Daily FTSE China Bull 3X Shares	—	—	—	—	1,174,861	—	1,174,861[1]	—
Direxion Daily FTSE China Bear 3X Shares	1,101,530	—	950,000	151,530	—	—	—	—
Direxion Daily Japan Bull 3X Shares	—	—	—	—	30,745	—	30,745[1]	—
Direxion Daily Latin America Bull 3X Shares	—	—	—	—	1,229,513	—	1,229,513[1]	—
Direxion Daily Russia Bull 3X Shares	552,792	—	552,792[1]	—	—	—	—	—
Direxion Daily Russia Bear 3X Shares	277,165	—	277,165[1]	—	—	—	—	—
Direxion Daily South Korea Bull 3X Shares	68,387	—	—	68,387	—	—	—	—
Direxion Daily Energy Bull 3X Shares	—	—	—	—	16,723,631	—	16,723,631[1]	—

DIREXION ANNUAL REPORT

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Energy Bear 3X Shares	$17,053,566	$—	$17,053,566[1]	$—	$—	$—	$—	$—
Direxion Daily Financial Bull 3X Shares	112,786,053	—	112,786,053[1]	—	—	—	—	—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	9,451,255	—	9,451,255[1]	—
Direxion Daily Gold Miners Index Bull 3X Shares	44,449,991	—	44,449,991[1]	—	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	20,282,329	—	20,282,329[1]	—	—	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	—	—	—	265,794	—	265,794[1]	—
Direxion Daily Homebuilders & Supplies Bear 3X Shares	978,318	—	890,000	88,318	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	3,054,716	—	3,054,716[1]	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	1,164,953	—	1,100,000	64,953	—	—	—	—
Direxion Daily Natural Gas Related Bull 3X Shares	1,786,961	—	1,440,000	346,961	—	—	—	—
Direxion Daily Real Estate Bull 3X Shares	2,489,747	—	2,489,747[1]	—	—	—	—	—
Direxion Daily Real Estate Bear 3X Shares	—	—	—	—	122,550	—	122,550[1]	—
Direxion Daily Regional Banks Bull 3X Shares	8,807	—	—	8,807	—	—	—	—
Direxion Daily Regional Banks Bear 3X Shares	195,199	—	—	195,199	—	—	—	—
Direxion Daily Retail Bull 3X Shares	5,897,558	—	5,800,000	97,558	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	1,028,711	—	1,028,711[1]	—	—	—	—	—
Direxion Daily S&P Biotech Bear 3X Shares	4,504,285	—	4,410,000	94,285	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	1,996	—	—	1,996	—	—	—	—

DIREXION ANNUAL REPORT

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	$2,572,931	$—	$2,572,931[1]	$—	$—	$—	$—	$—
Direxion Daily Technology Bull 3X Shares	216,592	—	216,592[1]	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	52,702	—	52,702[1]	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	—	—	—	40,652	—	40,652[1]	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—	30,537	—	30,537[1]	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	97,389	—	—	97,389	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—	7,034,847	—	7,034,847[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Deutsche Bank AG London

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$5,046,292	$—	$5,046,292[1]	$—	$—	$—	$—	$—
Direxion Daily Mid Cap Bear 3X Shares	154,770	—	154,770[1]	—	—	—	—	—
Direxion Daily S&P 500® Bull 3X Shares	78,106,624	—	78,106,624[1]	—	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	3,570,067	—	3,570,067[1]	—

DIREXION ANNUAL REPORT

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Small Cap Bull 3X Shares	$4,659,419	$—	$4,659,419[1]	$—	$—	$—	$—	$—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	1,370,104	—	1,370,104[1]	—
Direxion Daily Brazil Bull 3X Shares	772,720	—	772,720[1]	—	—	—	—	—
Direxion Daily Developed Markets Bull 3X Shares	2,304,943	—	2,304,943[1]	—	—	—	—	—
Direxion Daily Developed Markets Bear 3X Shares	—	—	—	—	56,069	—	56,069[1]	—
Direxion Daily Emerging Markets Bull 3X Shares	2,249,697	—	2,098,745	150,952	—	—	—	—
Direxion Daily Emerging Markets Bear 3X Shares		—	—	—	4,175,034	—	4,175,034[1]	—
Direxion Daily FTSE China Bull 3X Shares	3,032,587	—	3,032,587[1]	—	—	—	—	—
Direxion Daily FTSE China Bear 3X Shares	—	—	—	—	292,818	—	292,818[1]	—
Direxion Daily India Bull 3X Shares	—	—	—	—	159,662	—	—	159,662
Direxion Daily Latin America Bull 3X Shares	78,991	—	17,056	61,935	—	—	—	—
Direxion Daily Russia Bull 3X Shares	10,584,093	—	9,032,770	1,551,323	—	—	—	—
Direxion Daily Russia Bear 3X Shares	—	—	—	—	818,763	—	818,763[1]	—
Direxion Daily Energy Bull 3X Shares	3,528,017	—	2,449,794	1,078,223	—	—	—	—
Direxion Daily Energy Bear 3X Shares	—	—	—	—	2,330,842	—	2,330,842[1]	—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	10,224,820	—	10,224,820[1]	—
Direxion Daily Gold Miners Index Bull 3X Shares	53,105,252	—	53,105,252[1]	—	—	—	—	—

DIREXION ANNUAL REPORT

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Homebuilders & Supplies Bear 3X Shares	$6,045	$—	$6,045[1]	$—	$—	$—	$—	$—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	—	—	—	—	2,293,889	—	2,293,889[1]	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	3,689,844	—	3,481,288	208,556	—	—	—	—
Direxion Daily Natural Gas Related Bull 3X Shares	—	—	—	—	93,576	—	93,576[1]	—
Direxion Daily Real Estate Bull 3X Shares	—	—	—	—	49,999	—	49,999[1]	—
Direxion Daily Real Estate Bear 3X Shares	—	—	—	—	118,739	—	118,739[1]	—
Direxion Daily Semiconductor Bull 3X Shares	9,657,891	—	8,575,826	1,082,065	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	1,577,000	—	1,577,000[1]	—	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	406,810	—	135,861	270,949	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	875,324	—	875,324[1]	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—	339,953	—	339,953[1]	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	—	84,240	—	84,240[1]	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—	8,283,948	—	8,283,948[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION ANNUAL REPORT

Description: Swap Contract

Counterparty: Morgan Stanley Capital Services

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$144,541	$—	$144,541[1]	$—	$—	$—	$—	$—
Direxion Daily Mid Cap Bear 3X Shares	—	—	—	—	11,526	—	11,526[1]	—
Direxion Daily S&P 500® Bull 3X Shares	1,001,142	—	1,001,142[1]	—	—	—	—	—
Direxion Daily Small Cap Bull 3X Shares	5,306,728	—	5,306,728[1]	—	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	1,242,384	—	1,100,000	142,384	—	—	—	—
Direxion Daily Emerging Markets Bull 3X Shares	—	—	—	—	2,774,608	—	2,774,608[1]	—
Direxion Daily FTSE China Bull 3X Shares	240,919	—	240,919[1]	—	—	—	—	—
Direxion Daily FTSE China Bear 3X Shares	—	—	—	—	1,636,888	—	1,636,888[1]	—
Direxion Daily India Bull 3X Shares	—	—	—	—	975,354	—	975,354[1]	—
Direxion Daily Japan Bull 3X Shares	627,395	—	627,395[1]	—	—	—	—	—
Direxion Daily Financial Bull 3X Shares	80,195,641	—	80,195,641[1]	—	—	—	—	—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	3,140,994	—	3,140,994[1]	—
Direxion Daily Gold Miners Index Bull 3X Shares	—	—	—	—	7,398,676	—	7,398,676[1]	—
Direxion Daily Gold Miners Index Bear 3X Shares	39,436,026	—	36,530,000	2,906,026	—	—	—	—
Direxion Daily Homebuilders & Supplies Bear 3X Shares	—	—	—	—	8,017	—	8,017[1]	—

DIREXION ANNUAL REPORT

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Junior Gold Miners Index Bull 3X Shares	$1,623,381	$—	$1,623,381[1]	$—	$—	$—	$—	$—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	8,944,392	—	8,820,000	124,392	—	—	—	—
Direxion Daily Natural Gas Related Bull 3X Shares	—	—	—	—	687,185	—	687,185[1]	—
Direxion Daily Real Estate Bull 3X Shares	2,059,721	—	2,059,721[1]	—	—	—	—	—
Direxion Daily Real Estate Bear 3X Shares	—	—	—	—	367,871	—	367,871[1]	—
Direxion Daily Retail Bull 3X Shares	6,689,484	—	6,400,000	289,484	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	—	—	—	—	1,828	—	—	1,828
Direxion Daily Technology Bull 3X Shares	10,287,653	—	10,287,653[1]	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	350,341	—	350,341[1]	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	—	—	—	19,302	—	19,302[1]	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—	423,589	—	423,589[1]	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	561,265	—	370,000	191,265	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—	3,971,570	—	3,971,570[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.
DIREXION ANNUAL REPORT

Description: Swap Contract

Counterparty: UBS Securities LLC

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$36,168	$—	$—	$36,168	$—	$—	$—	$—
Direxion Daily S&P 500® Bull 3X Shares	581,345	—	581,345[1]	—	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	21,597,713	—	21,597,713[1]	—
Direxion Daily Small Cap Bull 3X Shares	8,675,178	—	8,675,178[1]	—	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	1,571,862	—	1,571,862[1]	—
Direxion Daily Brazil Bull 3X Shares	—	—	—	—	1,866,457	—	1,866,457[1]	—
Direxion Daily Emerging Markets Bull 3X Shares	910,860	—	910,860[1]	—	—	—	—	—
Direxion Daily Emerging Markets Bear 3X Shares	632,030	—	632,030[1]	—	—	—	—	—
Direxion Daily FTSE China Bull 3X Shares	—	—	—	—	9,619,685	—	9,619,685[1]	—
Direxion Daily FTSE China Bear 3X Shares	1,176,382	—	—	1,176,382	—	—	—
Direxion Daily FTSE Europe Bull 3X Shares	3,943,449	—	3,943,449[1]	—	—	—	—	—
Direxion Daily India Bull 3X Shares	—	—	—	—	7,392,069	—	7,392,069[1]	—
Direxion Daily Japan Bull 3X Shares	562,111	—	562,111[1]	—	—	—	—	—
Direxion Daily Energy Bull 3X Shares	20,846,435	—	18,640,000	2,206,435	—	—	—	—
Direxion Daily Energy Bear 3X Shares	—	—	—	—	502,959	—	502,959[1]	—
Direxion Daily Financial Bull 3X Shares	—	—	—	—	305,809	—	305,809[1]	—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	1,260,073	—	1,260,073[1]	—

DIREXION ANNUAL REPORT

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Gold Miners Index Bull 3X Shares	$—	$—	$—	$—	$14,945,895	$—	$14,945,895[1]	$—
Direxion Daily Healthcare Bull 3X Shares	2,408,025	—	2,408,025[1]	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	—	—	—	—	3,926,465	—	3,926,465[1]	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	3,610,517	—	3,410,000	200,517	—	—	—	—
Direxion Daily Regional Banks Bull 3X Shares	—	—	—	—	12,069	—	12,069[1]	—
Direxion Daily Regional Banks Bear 3X Shares	—	—	—	—	18,590	—	18,590[1]	—
Direxion Daily Retail Bull 3X Shares	2,889,348	—	2,650,000	239,348	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	8,550,545	—	7,410,000	1,140,545	—	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	—	—	—	—	14,123,125	—	14,123,125[1]	—
Direxion Daily S&P Biotech Bear 3X Shares	3,259,019	—	3,150,000	109,019	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	27,875	—	—	27,875	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	—	—	—	—	202,488	—	202,488[1]	—
Direxion Daily Technology Bull 3X Shares	30,958,038	—	30,958,038[1]	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	704,310	—	704,310[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

c) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries may require less disclosure as required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging

DIREXION ANNUAL REPORT

markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

d) Security Transactions – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

e) Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of net investment income and net realized capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes. No provision for federal income taxes has been made.

f) Income and Expenses – Interest income, including amortization of premium and discount, is recognized on an accrual basis. Distributions are recorded on the ex-dividend date. Distributions received from investments in Master Limited Partnerships ("MLPs") are generally comprised of ordinary income, capital gains and return of capital from the MLPs. For financial statement purposes, the Funds use return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their respective tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end.

The Direxion Daily Natural Gas Bull 3X Shares estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For the fiscal year ended October 31, 2015, the Fund has estimated 100% of the distributions from MLPs to be return of capital.

The Funds are charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs. Expenses that are not directly attributable to a series are generally allocated among the Trust's series in proportion to their respective average daily net assets.

g) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

h) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon the occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

i) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DIREXION ANNUAL REPORT

3.  INCOME TAX AND DISTRIBUTION INFORMATION

The tax character of distributions paid during the periods ended October 31, 2015 and October 31, 2014, were as follows:

	Period Ended October 31, 2015			Period Ended October 31, 2014
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily Mid Cap Bull 3X Shares	$—	$—	$—	$2,032,510	$—	$—
Direxion Daily Mid Cap Bear 3X Shares	—	—	—	—	—	—
Direxion Daily S&P 500® Bull 3X Shares	—	—	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Small Cap Bull 3X Shares	5,754,016	—	—	14,424,276	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Brazil Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Developed Markets Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Developed Markets Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Emerging Markets Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Emerging Markets Bear 3X Shares	—	—	—	—	—	—
Direxion Daily FTSE China Bull 3X Shares	248,005	—	—	—	—	—
Direxion Daily FTSE China Bear 3X Shares	—	—	—	—	—	—
Direxion Daily FTSE Europe Bull 3X Shares	16,450	—	—	36,348	—	—
Direxion Daily India Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Japan Bull 3X Shares	—	—	—	30,583	—	—
Direxion Daily Latin America Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Russia Bull 3X Shares	76,183	—	—	—	—	—
Direxion Daily Russia Bear 3X Shares	—	—	—	—	—	—
Direxion Daily South Korea Bull 3X Shares	—	—	—	56,741	—	—
Direxion Daily Energy Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Energy Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Financial Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Gold Miners Index Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Gold Miners Index Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	—	—	—	856,862	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares[2]	—	—	—	—	—	—
Direxion Daily Homebuilders & Supplies Bear 3X Shares[2]	—	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	7,778,400	—	—	6,052	—	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	3,658,733	—	—	6,300	—	—
Direxion Daily Natural Gas Related Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Real Estate Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Real Estate Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Regional Banks Bull 3X Shares[2]	—	—	—	—	—	—
Direxion Daily Regional Banks Bear 3X Shares[2]	—	—	—	—	—	—

DIREXION ANNUAL REPORT

	Period Ended October 31, 2015			Period Ended October 31, 2014
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily Retail Bull 3X Shares	$—	$—	$—	$—	$—	$—
Direxion Daily Semiconductor Bull 3X Shares	7,448	—	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares[1]	—	—	—	—	—	—
Direxion Daily S&P Biotech Bear 3X Shares[1]	—	—	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares[1]	—	—	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares[1]	—	—	—	—	—	—
Direxion Daily Technology Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	—	—	—	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—	—	—

1  Commenced operations on May 28, 2015.

2  Commenced operations on August 19, 2015.

At October 31, 2015, the components of accumulated earnings/losses of the Funds on a tax basis were as follows:

Funds	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)	Total Accumulated Earnings (Losses)
Direxion Daily Mid Cap Bull 3X Shares	$5,398,325	$—	$—	$—	$5,398,325
Direxion Daily Mid Cap Bear 3X Shares	(3,450,165)	—	—	(66,009,638)	(69,459,803)
Direxion Daily S&P 500® Bull 3X Shares	163,667,311	—	—	(4,049,458)	159,617,853
Direxion Daily S&P 500® Bear 3X Shares	(117,480,419)	—	—	(897,448,657)	(1,014,929,076)
Direxion Daily Small Cap Bull 3X Shares	(6,959,935)	—	—	(8,604,786)	(15,564,721)
Direxion Daily Small Cap Bear 3X Shares	(225,759,259)	—	—	(2,439,808,489)	(2,665,567,748)
Direxion Daily Brazil Bull 3X Shares	(73,820,585)	—	—	(4,893,772)	(78,714,357)
Direxion Daily Developed Markets Bull 3X Shares	(410,589)	—	—	(908,371)	(1,318,960)
Direxion Daily Developed Markets Bear 3X Shares	(786,927)			(40,548,947)	(41,335,874)
Direxion Daily Emerging Markets Bull 3X Shares	(130,696,872)	—	—	(93,962,803)	(224,659,675)
Direxion Daily Emerging Markets Bear 3X Shares	(41,212,107)	—	—	(264,060,329)	(305,272,436)
Direxion Daily FTSE China Bull 3X Shares	(34,817,649)	—	—	(18,818,836)	(53,636,485)
Direxion Daily FTSE China Bear 3X Shares	(13,708,943)	—	—	(574,403)	(14,283,346)
Direxion Daily FTSE Europe Bull 3X Shares	4,264,667	—	—	(15,390,325)	(11,125,658)
Direxion Daily India Bull 3X Shares	(18,183,260)	—	—	(3,008,713)	(21,191,973)
Direxion Daily Japan Bull 3X Shares	(1,231,094)	—	—	—	(1,231,094)
Direxion Daily Latin America Bull 3X Shares	(12,270,791)	—	—	(39,198,608)	(51,469,399)

DIREXION ANNUAL REPORT

Funds	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)	Total Accumulated Earnings (Losses)
Direxion Daily Russia Bull 3X Shares	$(125,299,471)	$—	$—	$(66,387,760)	$(191,687,231)
Direxion Daily Russia Bear 3X Shares	(9,494,773)	—	—	(70,236,726)	(79,731,499)
Direxion Daily South Korea Bull 3X Shares	(657,674)	—	—	(680,958)	(1,338,632)
Direxion Daily Energy Bull 3X Shares	(205,046,099)	—	—	(9,519,581)	(214,565,680)
Direxion Daily Energy Bear 3X Shares	(7,010,501)	—	—	(165,336,590)	(172,347,091)
Direxion Daily Financial Bull 3X Shares	173,775,771	—	—	(1,256,828)	172,518,943
Direxion Daily Financial Bear 3X Shares	(156,814,193)	—	—	(4,379,493,358)	(4,536,307,551)
Direxion Daily Gold Miners Index Bull 3X Shares	(576,021,384)	—	—	(1,676,623,042)	(2,252,644,426)
Direxion Daily Gold Miners Index Bear 3X Shares	91,013,399	—	—	(2,990,294)	88,023,105
Direxion Daily Healthcare Bull 3X Shares	64,129,767	—	—	—	64,129,767
Direxion Daily Homebuilders & Supplies Bull 3X Shares	(858,838)	—	—	(232,903)	(1,091,741)
Direxion Daily Homebuilders & Supplies Bear 3X Shares	965,582	—	—	(310,146)	655,436
Direxion Daily Junior Gold Miners Index Bull 3X Shares	(267,372,919)	—	—	(253,505,000)	(520,877,919)
Direxion Daily Junior Gold Miners Index Bear 3X Shares	(2,693,324)	—	—	—	(2,693,324)
Direxion Daily Natural Gas Related Bull 3X Shares	(94,413,870)	—	—	(80,586,159)	(175,000,029)
Direxion Daily Real Estate Bull 3X Shares	8,450,985	—	—	(43,479)	8,407,506
Direxion Daily Real Estate Bear 3X Shares	(4,418,665)	—	—	(169,142,295)	(173,560,960)
Direxion Daily Regional Banks Bull 3X Shares	(244,050)	—	—	(225,752)	(469,802)
Direxion Daily Regional Banks Bear 3X Shares	(168,540)	92,570	—	(59,457)	(135,427)
Direxion Daily Retail Bull 3X Shares	15,118,771	—	—	—	15,118,771
Direxion Daily Semiconductor Bull 3X Shares	17,631,887	—	—	—	17,631,887
Direxion Daily Semiconductor Bear 3X Shares	(13,827,069)	—	—	(73,260,462)	(87,087,531)
Direxion Daily S&P Biotech Bull 3X Shares	(19,101,073)	—	—	(47,896,750)	(66,997,823)
Direxion Daily S&P Biotech Bear 3X Shares	7,714,353	—	—	(2,928,421)	4,785,932
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	(47,412)	—	—	(1,967,936)	(2,015,348)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	2,341,788	—	—	(1,744,298)	597,490
Direxion Daily Technology Bull 3X Shares	44,103,451	—	—	—	44,103,451
Direxion Daily Technology Bear 3X Shares	(8,115,144)	—	—	(122,476,904)	(130,592,048)
Direxion Daily 7-10 Year Treasury Bull 3X Shares	(205,845)	109,119	—	—	(96,726)
Direxion Daily 7-10 Year Treasury Bear 3X Shares	(7,250,943)	—	—	(61,984,278)	(69,235,221)
Direxion Daily 20+ Year Treasury Bull 3X Shares	46,029	—	—	(1,892,659)	(1,846,630)
Direxion Daily 20+ Year Treasury Bear 3X Shares	(185,992,857)	—	—	(752,414,873)	(938,407,730)

DIREXION ANNUAL REPORT

At October 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Daily Mid Cap Bull 3X Shares	$55,480,422	$—	$(321,110)	$(321,110)
Direxion Daily Mid Cap Bear 3X Shares	7,467,771	—	—	—
Direxion Daily S&P 500® Bull 3X Shares	315,538,355	—	(37,557)	(37,557)
Direxion Daily S&P 500® Bear 3X Shares	265,272,991	—	—	—
Direxion Daily Small Cap Bull 3X Shares	598,191,957	—	(935,203)	(935,203)
Direxion Daily Small Cap Bear 3X Shares	353,094,536	—	—	—
Direxion Daily Brazil Bull 3X Shares	39,701,050		(357,809)	(357,809)
Direxion Daily Developed Markets Bull 3X Shares	24,902,549	28,183	—	28,183
Direxion Daily Developed Markets Bear 3X Shares	7,981,037	—	—	—
Direxion Daily Emerging Markets Bull 3X Shares	149,798,928		(1,773,238)	(1,773,238)
Direxion Daily Emerging Markets Bear 3X Shares	94,247,763	—	—	—
Direxion Daily FTSE China Bull 3X Shares	129,777,437	—	(3,992,194)	(3,992,194)
Direxion Daily FTSE China Bear 3X Shares	72,430,681	—	—	—
Direxion Daily FTSE Europe Bull 3X Shares	16,745,572	—	(134,495)	(134,495)
Direxion Daily India Bull 3X Shares	76,679,176	—	(616,720)	(616,720)
Direxion Daily Japan Bull 3X Shares	12,567,157	—	(252,614)	(252,614)
Direxion Daily Latin America Bull 3X Shares	8,968,919	—	(242,196)	(242,196)
Direxion Daily Russia Bull 3X Shares	159,593,870	—	(583,068)	(583,068)
Direxion Daily Russia Bear 3X Shares	37,388,619	—	—	—
Direxion Daily South Korea Bull 3X Shares	3,521,233	—	(28,196)	(28,196)
Direxion Daily Energy Bull 3X Shares	330,720,379	—	(14,175,127)	(14,175,127)
Direxion Daily Energy Bear 3X Shares	49,281,794	—	—	—
Direxion Daily Financial Bull 3X Shares	895,034,218	5,028,117	(11,816,498)	(6,788,381)
Direxion Daily Financial Bear 3X Shares	231,970,484	—	—	—
Direxion Daily Gold Miners Index Bull 3X Shares	462,704,360	—	(2,834,843)	(2,834,843)
Direxion Daily Gold Miners Index Bear 3X Shares	202,363,564	—	—	—
Direxion Daily Healthcare Bull 3X Shares	198,553,091	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	2,911,208	—	(88,865)	(88,865)
Direxion Daily Homebuilders & Supplies Bear 3X Shares	3,249,165	—	—	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	86,426,813	—	(898,987)	(898,987)
Direxion Daily Junior Gold Miners Index Bear 3X Shares	44,057,113	—	—	—
Direxion Daily Natural Gas Related Bull 3X Shares	35,478,344	—	(1,015,354)	(1,015,354)
Direxion Daily Real Estate Bull 3X Shares	81,601,375	—	(1,553,282)	(1,553,282)
Direxion Daily Real Estate Bear 3X Shares	9,655,276	—	—	—
Direxion Daily Regional Banks Bull 3X Shares	2,653,985	12,101	(34,631)	(22,530)
Direxion Daily Regional Banks Bear 3X Shares	2,193,863	—	—	—
Direxion Daily Retail Bull 3X Shares	35,690,181	41,676	(466,334)	(424,658)
Direxion Daily Semiconductor Bull 3X Shares	93,493,418	882,401	(2,194,657)	(1,312,256)
Direxion Daily Semiconductor Bear 3X Shares	27,629,500	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	92,545,132	—	—	—
Direxion Daily S&P Biotech Bear 3X Shares	8,730,089	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	741,396	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	3,396,998	—	—	—
Direxion Daily Technology Bull 3X Shares	115,987,254	168,330	—	168,330
Direxion Daily Technology Bear 3X Shares	15,545,224	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	4,172,243	—	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	27,397,885	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	41,172,076	—	(835,033)	(835,033)
Direxion Daily 20+ Year Treasury Bear 3X Shares	343,358,711	—	—	—

The difference between the book cost of investments and the tax cost of investments is primarily attributable to tax deferral of losses on wash sales and basis adjustments on investments in real estate trusts ("REITs").

DIREXION ANNUAL REPORT

Net investment income/(loss) and realized gain and losses for Federal income tax purposes may differ from those reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income/(loss) and realized gain and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. The permanent differences primarily relate to tax treatment of redemptions in-kind, net operating losses, distribution reclasses, REITS and utilization of earnings and profits distributed to shareholders on redemption of shares.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for net investment income/(loss) and realized gain and losses under GAAP and tax reporting:

Funds	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
Direxion Daily Mid Cap Bull 3X Shares	$614,639	$(27,995,198)	$27,380,559
Direxion Daily Mid Cap Bear 3X Shares	83,818	—	(83,818)
Direxion Daily S&P 500® Bull 3X Shares	5,318,322	(66,574,243)	61,255,921
Direxion Daily S&P 500® Bear 3X Shares	1,968,874	—	(1,968,874)
Direxion Daily Small Cap Bull 3X Shares	6,997,820	(397,471,578)	390,473,758
Direxion Daily Small Cap Bear 3X Shares	6,725,885	—	(6,725,885)
Direxion Daily Brazil Bull 3X Shares	54,894	623,310	(678,204)
Direxion Daily Developed Markets Bull 3X Shares	63,516	1,209,530	(1,273,046)
Direxion Daily Developed Markets Bear 3X Shares	69,976	—	(69,976)
Direxion Daily Emerging Markets Bull 3X Shares	2,667,686	11,380,012	(14,047,698)
Direxion Daily Emerging Markets Bear 3X Shares	1,072,441	—	(1,072,441)
Direxion Daily FTSE China Bull 3X Shares	181,850	3,633,130	(3,814,980)
Direxion Daily FTSE China Bear 3X Shares	275,496	(275,456)	(40)
Direxion Daily FTSE Europe Bull 3X Shares	15,156	199,159	(214,315)
Direxion Daily India Bull 3X Shares	535,952	193,359	(729,311)
Direxion Daily Japan Bull 3X Shares	100,772	(23,485)	(77,287)
Direxion Daily Latin America Bull 3X Shares	175,389	(52,616)	(122,773)
Direxion Daily Russia Bull 3X Shares	222,398	10,267,377	(10,489,775)
Direxion Daily Russia Bear 3X Shares	209,388	—	(209,388)
Direxion Daily South Korea Bull 3X Shares	4,873	63,484	(68,357)
Direxion Daily Energy Bull 3X Shares	1,587,594	(82,787,232)	81,199,638
Direxion Daily Energy Bear 3X Shares	502,112	—	(502,112)
Direxion Daily Financial Bull 3X Shares	8,896,411	(565,827,192)	556,930,781
Direxion Daily Financial Bear 3X Shares	3,334,516	—	(3,334,516)
Direxion Daily Gold Miners Index Bull 3X Shares	7,036,134	93,820,194	(100,856,328)
Direxion Daily Gold Miners Index Bear 3X Shares	1,869,627	—	(1,869,627)
Direxion Daily Healthcare Bull 3X Shares	2,505,358	(18,750,506)	16,245,148
Direxion Daily Homebuilders & Supplies Bull 3X Shares	4,814	—	(4,814)
Direxion Daily Homebuilders & Supplies Bear 3X Shares	4,814	—	(4,814)
Direxion Daily Junior Gold Miners Index Bull 3X Shares	335,110	27,075,789	(27,410,899)
Direxion Daily Junior Gold Miners Index Bear 3X Shares	690,382	(18,647,978)	17,957,596
Direxion Daily Natural Gas Related Bull 3X Shares	111,788	12,627,209	(12,738,997)
Direxion Daily Real Estate Bull 3X Shares	402,290	(21,135,185)	20,732,895
Direxion Daily Real Estate Bear 3X Shares	113,995	—	(113,995)
Direxion Daily Regional Banks Bull 3X Shares	1,114	—	(1,114)
Direxion Daily Regional Banks Bear 3X Shares	8,652	(7,764)	(888)
Direxion Daily Retail Bull 3X Shares	136,865	(14,578,292)	14,441,427
Direxion Daily Semiconductor Bull 3X Shares	850,098	(78,487,205)	77,637,107
Direxion Daily Semiconductor Bear 3X Shares	197,437	—	(197,437)
Direxion Daily S&P Biotech Bull 3X Shares	9,970	(596,731)	586,761
Direxion Daily S&P Biotech Bear 3X Shares	9,929	—	(9,929)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	9,926	101,253	(111,179)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	9,926	—	(9,926)
Direxion Daily Technology Bull 3X Shares	1,661,498	(71,228,255)	69,566,757
Direxion Daily Technology Bear 3X Shares	156,147	—	(156,147)
Direxion Daily 7-10 Year Treasury Bull 3X Shares	78,366	(870,833)	792,467

DIREXION ANNUAL REPORT

Funds	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
Direxion Daily 7-10 Year Treasury Bear 3X Shares	$540,243	$—	$(540,243)
Direxion Daily 20+ Year Treasury Bull 3X Shares	68,725	2,164,754	(2,233,479)
Direxion Daily 20+ Year Treasury Bear 3X Shares	5,095,565	—	(5,095,565)

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2015.

At October 31, 2015, these Funds deferred, on a tax basis, qualified late year losses of:

Ordinary Late Year Loss Deferral
Direxion Daily Mid Cap Bull 3X Shares	$—
Direxion Daily Mid Cap Bear 3X Shares	77,184
Direxion Daily S&P 500® Bull 3X Shares	—
Direxion Daily S&P 500® Bear 3X Shares	2,031,999
Direxion Daily Small Cap Bull 3X Shares	—
Direxion Daily Small Cap Bear 3X Shares	4,626,665
Direxion Daily Brazil Bull 3X Shares	303,996
Direxion Daily Developed Markets Bull 3X Shares	167,431
Direxion Daily Developed Markets Bear 3X Shares	59,875
Direxion Daily Emerging Markets Bull 3X Shares	1,379,368
Direxion Daily Emerging Markets Bear 3X Shares	772,612
Direxion Daily FTSE China Bull 3X Shares	967,547
Direxion Daily FTSE China Bear 3X Shares	260,046
Direxion Daily FTSE Europe Bull 3X Shares	113,520
Direxion Daily India Bull 3X Shares	591,921
Direxion Daily Japan Bull 3X Shares	—
Direxion Daily Latin America Bull 3X Shares	117,811
Direxion Daily Russia Bull 3X Shares	1,660,028
Direxion Daily Russia Bear 3X Shares	459,038
Direxion Daily South Korea Bull 3X Shares	30,462
Direxion Daily Energy Bull 3X Shares	—
Direxion Daily Energy Bear 3X Shares	547,182
Direxion Daily Financial Bull 3X Shares	—
Direxion Daily Financial Bear 3X Shares	2,246,273
Direxion Daily Gold Miners Index Bull 3X Shares	5,977,878
Direxion Daily Gold Miners Index Bear 3X Shares	1,348,556
Direxion Daily Healthcare Bull 3X Shares	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	509
Direxion Daily Homebuilders & Supplies Bear 3X Shares	4,136
Direxion Daily Junior Gold Miners Index Bull 3X Shares	1,392,216
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—
Direxion Daily Natural Gas Related Bull 3X Shares	407,699
Direxion Daily Real Estate Bull 3X Shares	—
Direxion Daily Real Estate Bear 3X Shares	90,941
Direxion Daily Regional Banks Bull 3X Shares	1,186
Direxion Daily Regional Banks Bear 3X Shares	—
Direxion Daily Retail Bull 3X Shares	—
Direxion Daily Semiconductor Bull 3X Shares	—
Direxion Daily Semiconductor Bear 3X Shares	212,707
Direxion Daily S&P Biotech Bull 3X Shares	303,467
Direxion Daily S&P Biotech Bear 3X Shares	41,545

DIREXION ANNUAL REPORT

Ordinary Late Year Loss Deferral
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	$6,530
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	17,228
Direxion Daily Technology Bull 3X Shares	—
Direxion Daily Technology Bear 3X Shares	135,363
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	350,584
Direxion Daily 20+ Year Treasury Bull 3X Shares	203,466
Direxion Daily 20+ Year Treasury Bear 3X Shares	3,738,091

Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carryforward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of the ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short-term capital losses.

At October 31, 2015, for Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains through the year indicated:

Funds	October 31, 2019	October 31, 2018	October 31, 2017	Unlimited ST	Unlimited LT
Direxion Daily Mid Cap Bull 3X Shares	$—	$—	$—	$—	$—
Direxion Daily Mid Cap Bear 3X Shares	22,162,993	4,862,033	5,743,778	33,103,546	—
Direxion Daily S&P 500® Bull 3X Shares	—	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	227,849,840	243,723,246	—	422,012,805	—
Direxion Daily Small Cap Bull 3X Shares	—	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	447,535,089	170,386,620	41,155,587	1,770,694,890	—
Direxion Daily Brazil Bull 3X Shares	—	—	—	4,589,776	—
Direxion Daily Developed Markets Bull 3X Shares	—	—	—	722,425	—
Direxion Daily Developed Markets Bear 3X Shares	6,226,800	3,814,712	2,982,535	27,465,025	—
Direxion Daily Emerging Markets Bull 3X Shares	—	—	—	42,643,888	47,245,174
Direxion Daily Emerging Markets Bear 3X Shares	73,271,322	33,557,979	24,388,554	128,358,189	—
Direxion Daily FTSE China Bull 3X Shares	—	—	—	13,099,986	—
Direxion Daily FTSE China Bear 3X Shares	—	—	—	—	—
Direxion Daily FTSE Europe Bull 3X Shares	—	—	—	15,276,805	—
Direxion Daily India Bull 3X Shares	—	—	—	2,111,917	—
Direxion Daily Japan Bull 3X Shares	—	—	—	—	—
Direxion Daily Latin America Bull 3X Shares	—	—	—	18,949,917	20,130,880
Direxion Daily Russia Bull 3X Shares	—	—	—	62,240,598	—
Direxion Daily Russia Bear 3X Shares	649,297	—	—	64,063,938	—
Direxion Daily South Korea Bull 3X Shares	—	—	—	604,673	15,410
Direxion Daily Energy Bull 3X Shares	—	—	—	—	—
Direxion Daily Energy Bear 3X Shares	12,590,578	3,644,343	25,942,062	122,448,459	—
Direxion Daily Financial Bull 3X Shares	—	—	—	—	—
Direxion Daily Financial Bear 3X Shares	679,926,863	839,658,285	833,736,449	2,023,474,507	—
Direxion Daily Gold Miners Index Bull 3X Shares	—	—	—	997,943,967	632,513,039
Direxion Daily Gold Miners Index Bear 3X Shares	—	—	—	1,641,738	—
Direxion Daily Healthcare Bull 3X Shares	—	—	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	—	—	74,754	—

DIREXION ANNUAL REPORT

Funds	October 31, 2019	October 31, 2018	October 31, 2017	Unlimited ST	Unlimited LT
Direxion Daily Homebuilders & Supplies Bear 3X Shares	$—	$—	$—	$306,010	$—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	—	—	—	241,631,029	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—	—	—	—	—
Direxion Daily Natural Gas Related Bull 3X Shares	—	—	—	57,173,121	5,846,281
Direxion Daily Real Estate Bull 3X Shares	—	—	—	—	—
Direxion Daily Real Estate Bear 3X Shares	81,864,882	40,732,146	—	46,454,326	—
Direxion Daily Regional Banks Bull 3X Shares	—	—	—	199,365	—
Direxion Daily Regional Banks Bear 3X Shares	—	—	—	—	—
Direxion Daily Retail Bull 3X Shares	—	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	—	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	961,396	—	—	69,187,837	—
Direxion Daily S&P Biotech Bull 3X Shares	—	—	—	47,593,283	—
Direxion Daily S&P Biotech Bear 3X Shares	—	—	—	2,886,876	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	—	—	—	1,949,235	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	—	—	—	1,543,330	—
Direxion Daily Technology Bull 3X Shares	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	37,175,240	11,093,015	13,642,542	59,766,068	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	—	—	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	2,880,591	13,265,888	—	45,417,175	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	1,689,193	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	101,871,069	93,882,293	—	535,768,086	—
Capital Loss Utilized during the year ended October 31, 2015:
Direxion Daily Mid Cap Bull 3X Shares	$—
Direxion Daily Mid Cap Bear 3X Shares	—
Direxion Daily S&P 500® Bull 3X Shares	—
Direxion Daily S&P 500® Bear 3X Shares	—
Direxion Daily Small Cap Bull 3X Shares	—
Direxion Daily Small Cap Bear 3X Shares	—
Direxion Daily Brazil Bull 3X Shares	—
Direxion Daily Developed Markets Bull 3X Shares	—
Direxion Daily Developed Markets Bear 3X Shares	—
Direxion Daily Emerging Markets Bull 3X Shares	—
Direxion Daily Emerging Markets Bear 3X Shares	—
Direxion Daily FTSE China Bull 3X Shares	—
Direxion Daily FTSE China Bear 3X Shares	21,895,328
Direxion Daily FTSE Europe Bull 3X Shares	—
Direxion Daily India Bull 3X Shares	—
Direxion Daily Japan Bull 3X Shares	—
Direxion Daily Latin America Bull 3X Shares	—
Direxion Daily Russia Bull 3X Shares	—
Direxion Daily Russia Bear 3X Shares	—
Direxion Daily South Korea Bull 3X Shares	—
Direxion Daily Energy Bull 3X Shares	—

DIREXION ANNUAL REPORT

Funds	October 31, 2019
Capital Loss Utilized during the year ended October 31, 2015:
Direxion Daily Energy Bear 3X Shares	$—
Direxion Daily Financial Bull 3X Shares	—
Direxion Daily Financial Bear 3X Shares	—
Direxion Daily Gold Miners Index Bull 3X Shares	—
Direxion Daily Gold Miners Index Bear 3X Shares	5,922,410
Direxion Daily Healthcare Bull 3X Shares	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—
Direxion Daily Homebuilders & Supplies Bear 3X Shares	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—
Direxion Daily Natural Gas Related Bull 3X Shares	—
Direxion Daily Real Estate Bull 3X Shares	—
Direxion Daily Real Estate Bear 3X Shares	—
Direxion Daily Regional Banks Bull 3X Shares	—
Direxion Daily Regional Banks Bear 3X Shares	—
Direxion Daily Retail Bull 3X Shares	—
Direxion Daily Semiconductor Bull 3X Shares	—
Direxion Daily Semiconductor Bear 3X Shares	—
Direxion Daily S&P Biotech Bull 3X Shares	—
Direxion Daily S&P Biotech Bear 3X Shares	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	—
Direxion Daily Technology Bull 3X Shares	—
Direxion Daily Technology Bear 3X Shares	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management has reviewed all open tax years and concluded that there is no effect to the Funds' financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of October 31, 2015, open Federal and state income tax years include the tax years ended October 31, 2012 through October 31, 2015. The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

4.  CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called "Creation Units." A Creation Unit consists of 50,000 shares. Creation Units of the Bull Funds are issued and redeemed in cash and/or in-kind

DIREXION ANNUAL REPORT

for securities included in the relevant underlying index. Creation Units of the Bear Funds are issued and redeemed for cash. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

Transaction fees are imposed to cover the costs associated with the issuance and redemption of Creation Units. There is a fixed and a variable component to the total transaction fee. A fixed transaction fee is paid to the transfer agent and is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each Creation Unit purchased or redeemed is applicable to each creation or redemption transaction and is paid to the Fund. Transaction fees received by each Fund are reflected in the Capital Share Transaction section of the Statements of Changes in Net Assets.

5.  INVESTMENT TRANSACTIONS

The table below displays each Fund's investment transactions during the period ended October 31, 2015. Purchases represent the aggregate purchases of investments excluding the cost of in-kind purchases, short-term investment purchases, and swap contracts. Sales represent the aggregate sales of investments excluding proceeds from in-kind sales, short-term investments and swap contracts.

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Daily Mid Cap Bull 3X Shares	$23,112,543	$10,670,718	$65,355,019	$94,420,987
Direxion Daily Mid Cap Bear 3X Shares	—	—	—	—
Direxion Daily S&P 500® Bull 3X Shares	651,349,046	99,379,214	256,393,541	895,602,326
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—
Direxion Daily Small Cap Bull 3X Shares	1,594,517,925	1,996,426,424	326,620,984	58,796,594
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—
Direxion Daily Brazil Bull 3X Shares	2,283,330	12,669,682	31,988,303	33,660,953
Direxion Daily Developed Markets Bull 3X Shares	26,609,098	11,009,187	30,366,126	41,856,417
Direxion Daily Developed Markets Bear 3X Shares	—	—	—	—
Direxion Daily Emerging Markets Bull 3X Shares	95,413,637	66,619,805	207,567,366	258,772,095
Direxion Daily Emerging Markets Bear 3X Shares	—	—	—	—
Direxion Daily FTSE China Bull 3X Shares	57,265,654	10,074,561	80,600,790	113,196,801
Direxion Daily FTSE China Bear 3X Shares	—	—	—	—
Direxion Daily FTSE Europe Bull 3X Shares	—	13,182,815	24,025,730	15,268,545
Direxion Daily India Bull 3X Shares	143,805,327	76,011,928	19,479,128	67,023,102
Direxion Daily Japan Bull 3X Shares	2,236,447	746,639	30,694,190	26,055,000
Direxion Daily Latin America Bull 3X Shares	—	9,368,242	4,241,433	522,505
Direxion Daily Russia Bull 3X Shares	202,009,188	49,324,725	117,600,205	299,351,307
Direxion Daily Russia Bear 3X Shares	—	—	—	—
Direxion Daily South Korea Bull 3X Shares	243,969	4,741,429	13,419,577	8,065,121
Direxion Daily Energy Bull 3X Shares	61,044,416	454,746,523	967,106,914	564,513,107
Direxion Daily Energy Bear 3X Shares	—	—	—	—
Direxion Daily Financial Bull 3X Shares	517,511,469	14,144,596	760,112,266	1,112,510,236
Direxion Daily Financial Bear 3X Shares	—	—	—	—
Direxion Daily Gold Miners Index Bull 3X Shares	828,229,651	672,525,308	1,065,080,842	1,304,278,447
Direxion Daily Gold Miners Index Bear 3X Shares	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	17,652,250	231,452,545	204,819,459	61,667,523
Direxion Daily Homebuilders & Supplies Bull 3X Shares[2]	1,040,515	—	—	—
Direxion Daily Homebuilders & Supplies Bear 3X Shares[2]	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	393,503,981	71,136,684	159,904,263	504,849,108
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—	—	—	—
Direxion Daily Natural Gas Related Bull 3X Shares	37,447,507	162,910,303	194,211,696	60,685,984
Direxion Daily Real Estate Bull 3X Shares	7,946,900	12,844,183	101,099,171	77,836,681
Direxion Daily Real Estate Bear 3X Shares	—	—	—	—
DIREXION ANNUAL REPORT

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Daily Regional Banks Bull 3X Shares[2]	$1,108,430	$109,679	$—	$—
Direxion Daily Regional Banks Bear 3X Shares[2]	—	—	—	—
Direxion Daily Retail Bull 3X Shares	16,006,610	4,405,142	28,502,027	42,056,232
Direxion Daily Semiconductor Bull 3X Shares	20,331,150	6,764,101	136,760,165	188,853,773
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares[1]	36,466,419	—	14,192,870	51,256,020
Direxion Daily S&P Biotech Bear 3X Shares[1]	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares[1]	4,233,913	—	—	4,132,660
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares[1]	—	—	—	—
Direxion Daily Technology Bull 3X Shares	80,842,275	95,394,094	48,625,760	90,443,713
Direxion Daily Technology Bear 3X Shares	—	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	9,535,787	—	—	9,534,992
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	12,010,900	10,006,362	79,350,169	72,356,815
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—

1  Represents the period from May 28, 2015 (commencement of operations) to October 31, 2015.

2  Represents the period from August 19, 2015 (commencement of operations) to October 31, 2015.

There were no purchases or sales of long-term U.S. Government securities in the Funds during the period ended October 31, 2015.

6.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Under an Investment Advisory Agreement between the Trust, on behalf of each Fund, the Adviser provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Pursuant to the Advisory Agreement, each Fund pays the Adviser investment advisory fees at an annual rate of 0.75% based on its average daily net assets.

For each Fund, the Advisor has contractually agreed to waive a portion of investment advisory fees based upon specific breakpoints based on each Fund's daily net assets at least until September 1, 2017. The breakpoint schedule is detailed in the table below:

Net Asset Range	Advisory Fees
$0 – $1,500,000,000	0.75%
$1,500,000,000 – $2,000,000,000	0.70%
$2,000,000,000 – $2,500,000,000	0.65%
$2,500,000,000 – $3,000,000,000	0.60%
$3,000,000,000 – $3,500,000,000	0.55%
$3,500,000,000 – $4,000,000,000	0.50%
$4,000,000,000 – $4,500,000,000	0.45%
Greater than $4,500,000	0.40%

The Trust has entered into a Management Services Agreement with the Adviser. Under the Management Services Agreement, each Fund pays the Adviser management service fees of 0.02% of its average daily net assets. This fee compensates the Adviser for performing certain management, administration and compliance functions related to the Trust.

Each Fund is responsible for its own operating expenses. The Adviser has contractually agreed to waive its fees and/or reimburse the each Fund's operating expenses to the extent that they exceed 0.95% of its average daily net assets. Any expense waiver is subject to recoupment by the Funds, as applicable, within the following three years if overall expenses fall below these percentage limitations.

The table below presents amounts that the Adviser recouped, waived and the amounts available for potential recoupment by the Adviser.

DIREXION ANNUAL REPORT

			Potential Recoupment Amounts Expiring:			Total Potential
Funds	Expenses Recouped	Expenses Reimbursed	October 31, 2016	October 31, 2017	October 31, 2018	Recoupment Amount
Direxion Daily Mid Cap Bull 3X Shares	$—	$22,753	$56,816	$38,793	$22,753	$118,362
Direxion Daily Mid Cap Bear 3X Shares	—	26,804	44,203	33,769	26,804	104,776
Direxion Daily S&P 500® Bull 3X Shares	85,296	—	56,828	43,374	—	100,202
Direxion Daily S&P 500® Bear 3X Shares	9,679	32,630	664,329	46,312	32,630	743,271
Direxion Daily Small Cap Bull 3X Shares	37,271	165,116	369,333	422,839	165,116	957,288
Direxion Daily Small Cap Bear 3X Shares	—	195,511	951,002	467,508	195,511	1,614,021
Direxion Daily Brazil Bull 3X Shares	—	33,656	50,334	47,780	33,656	131,770
Direxion Daily Developed Markets Bull 3X Shares	—	47,458	86,433	47,201	47,458	181,092
Direxion Daily Developed Markets Bear 3X Shares	—	68,565	101,521	81,939	68,565	252,025
Direxion Daily Emerging Markets Bull 3X Shares	2,872	—	183,637	81,382	—	265,019
Direxion Daily Emerging Markets Bear 3X Shares	—	18,915	136,539	67,638	18,915	223,092
Direxion Daily FTSE China Bull 3X Shares	942	52,781	60,150	70,727	52,781	183,658
Direxion Daily FTSE China Bear 3X Shares	—	36,274	39,558	35,007	36,274	110,839
Direxion Daily FTSE Europe Bull 3X Shares	8,197	10,868	—	30,431	10,868	41,299
Direxion Daily India Bull 3X Shares	2,719	28,207	44,693	33,888	28,207	106,788
Direxion Daily Japan Bull 3X Shares	—	38,909	43,630	53,518	38,909	136,057
Direxion Daily Latin America Bull 3X Shares	—	32,537	51,306	45,333	32,537	129,176
Direxion Daily Russia Bull 3X Shares	25,899	—	64,838	34,899	—	99,737
Direxion Daily Russia Bear 3X Shares	11,013	25,321	47,055	33,435	25,321	105,811
Direxion Daily South Korea Bull 3X Shares	—	29,972	50,060	48,753	29,972	128,785
Direxion Daily Energy Bull 3X Shares	31,123	28,703	36,602	40,473	28,703	105,778
Direxion Daily Energy Bear 3X Shares	882	18,091	389,193	53,760	18,091	461,044
Direxion Daily Financial Bull 3X Shares	176,123	15,384	47,792	120,016	15,384	183,192
Direxion Daily Financial Bear 3X Shares	—	72,684	946,987	222,097	72,684	1,241,768
Direxion Daily Gold Miners Index Bull 3X Shares	33,324	—	—	—	—	—
Direxion Daily Gold Miners Index Bear 3X Shares	15,290	9,912	25,459	28,402	9,912	63,773
Direxion Daily Healthcare Bull 3X Shares	23,353	39,773	38,307	39,688	39,773	117,768
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	27,679	—	—	27,679	27,679
Direxion Daily Homebuilders & Supplies Bear 3X Shares	—	27,551	—	—	27,551	27,551
Direxion Daily Junior Gold Miners Index Bull 3X Shares	14,771	63,594	234	3,890	63,594	67,718
Direxion Daily Junior Gold Miners Index Bear 3X Shares	313	17,633	28,741	31,402	17,633	77,776
Direxion Daily Natural Gas Related Bull 3X Shares	423	48,864	47,703	38,433	48,864	135,000
Direxion Daily Real Estate Bull 3X Shares	12,179	—	100,033	64,997	—	165,030
Direxion Daily Real Estate Bear 3X Shares	—	63,837	87,338	74,616	63,837	225,791
Direxion Daily Regional Banks Bull 3X Shares	—	18,744	—	—	18,744	18,744
Direxion Daily Regional Banks Bear 3X Shares	—	18,468	—	—	18,468	18,468
Direxion Daily Retail Bull 3X Shares	—	25,551	58,308	47,943	25,551	131,802
Direxion Daily Semiconductor Bull 3X Shares	—	44,224	73,566	59,779	44,224	177,569
Direxion Daily Semiconductor Bear 3X Shares	—	31,222	49,951	40,074	31,222	121,247
Direxion Daily S&P Biotech Bull 3X Shares	15	34,006	—	—	33,991	33,991

DIREXION ANNUAL REPORT

			Potential Recoupment Amounts Expiring:			Total Potential
Funds	Expenses Recouped	Expenses Reimbursed	October 31, 2016	October 31, 2017	October 31, 2018	Recoupment Amount
Direxion Daily S&P Biotech Bear 3X Shares	$—	$31,818	$—	$—	$31,818	$31,818
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	—	32,268	—	—	32,268	32,268
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	—	32,120	—	—	32,120	32,120
Direxion Daily Technology Bull 3X Shares	7,827	6,472	41,206	44,741	6,472	92,419
Direxion Daily Technology Bear 3X Shares	—	19,924	48,820	32,623	19,924	101,367
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	31,202	59,046	49,936	31,202	140,184
Direxion Daily 7-10 Year Treasury Bear 3X Shares	5,740	—	20,458	12,458	—	32,916
Direxion Daily 20+ Year Treasury Bull 3X Shares	22,726	2,461	44,808	26,561	2,461	73,830
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	13,300	—	4,138	13,300	17,438

The Board has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No 12b-1 fees were charged by any Fund.

7.  FAIR VALUE MEASUREMENTS

The Funds follow authoritative fair value accounting standards, which establish an authoritative definition of fair value and set out a heirarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds' net assets as of October 31, 2015:

	Direxion Daily Mid Cap Bull 3X Shares				Direxion Daily Mid Cap Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity	$7,797,233	$—	$—	$7,797,233	$—	$—	$—	$—
Short-Term Investments	47,362,079	—	—	47,362,079	7,467,771	—	—	7,467,771
Other Financial Instruments*	—	5,779,668	—	5,779,668	—	(18,700)	—	(18,700)
Cash Equivalents	14,764,235	—	—	14,764,235	4,558,660	—	—	4,558,660

DIREXION ANNUAL REPORT

	Direxion Daily S&P 500® Bull 3X Shares				Direxion Daily S&P 500® Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity	$28,694,340	$—	$—	$28,694,340	$—	$—	$—	$—
Short-Term Investments	286,806,458	—	—	286,806,458	265,272,991	—	—	265,272,991
Other Financial Instruments*	—	168,920,477	—	168,920,477	—	(48,764,113)	—	(48,764,113)
Cash Equivalents	269,196,756	—	—	269,196,756	152,442,388	—	—	152,442,388
	Direxion Daily Small Cap Bull 3X Shares				Direxion Daily Small Cap Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity	$20,477,002	$—	$—	$20,477,002	$—	$—	$—	$—
Short-Term Investments	576,779,752	—	—	576,779,752	353,094,536	—	—	353,094,536
Other Financial Instruments*	—	28,575,663	—	28,575,663	—	2,150,065	—	2,150,065
Cash Equivalents	288,148,451	—	—	288,148,451	201,909,739	—	—	201,909,739
	Direxion Daily Brazil Bull 3X Shares				Direxion Daily Developed Markets Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Fixed Income	$2,268,956	$—	$—	$2,268,956	$12,182,401	$—	$—	$12,182,401
Short-Term Investments	37,074,285	—	—	37,074,285	12,748,331	—	—	12,748,331
Other Financial Instruments*	—	(11,851,262)	—	(11,851,262)	—	2,264,962	—	2,264,962
Cash Equivalents	14,689,813	—	—	14,689,813	9,154,282	—	—	9,154,282
	Direxion Daily Developed Markets Bear 3X Shares				Direxion Daily Emerging Markets Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity	$—	$—	$—	$—	$12,045,318	$—	$—	$12,045,318
Short-Term Investments	7,981,037	—	—	7,981,037	135,980,372	—	—	135,980,372
Other Financial Instruments*	—	(104,378)	—	(104,378)	—	(10,795,967)	—	(10,795,967)
Cash Equivalents	3,869,390	—	—	3,869,390	48,752,825	—	—	48,752,825
	Direxion Daily Emerging Markets Bear 3X Shares				Direxion Daily FTSE China Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity	$—	$—	$—	$—	$12,952,329	$—	$—	$12,952,329
Short-Term Investments	94,247,763	—	—	94,247,763	112,832,914	—	—	112,832,914
Other Financial Instruments*	—	(15,283,876)	—	(15,283,876)	—	913,304	—	913,304
Cash Equivalents	50,592,057	—	—	50,592,057	45,824,388	—	—	45,824,388

DIREXION ANNUAL REPORT

	Direxion Daily FTSE China Bear 3X Shares				Direxion Daily FTSE Europe Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity	$—	$—	$—	$—	$1,632,812	$—	$—	$1,632,812
Short-Term Investments	72,430,681	—	—	72,430,681	14,978,265	—	—	14,978,265
Other Financial Instruments*	—	5,236,690	—	5,236,690	—	4,888,585	—	4,888,585
Cash Equivalents	45,353,124	—	—	45,353,124	21,418,513	—	—	21,418,513
	Direxion Daily India Bull 3X Shares				Direxion Daily Japan Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity	$19,366,400	$—	$—	$19,366,400	$6,082,889	$—	$—	$6,082,889
Short-Term Investments	56,696,056	—	—	56,696,056	6,231,654	—	—	6,231,654
Other Financial Instruments*	—	(8,302,141)	—	(8,302,141)	—	1,782,432	—	1,782,432
Cash Equivalents	27,299,580	—	—	27,299,580	2,094,292	—	—	2,094,292
	Direxion Daily Latin America Bull 3X Shares				Direxion Daily Russia Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity	$1,008,365	$—	$—	$1,008,365	$2,359,669	$—	$—	$2,359,669
Short-Term Investments	7,718,358	—	—	7,718,358	156,651,133	—	—	156,651,133
Other Financial Instruments*	—	(1,308,550)	—	(1,308,550)	—	2,161,768	—	2,161,768
Cash Equivalents	2,837,803	—	—	2,837,803	45,889,787	—	—	45,889,787
	Direxion Daily Russia Bear 3X Shares				Direxion Daily South Korea Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity	$—	$—	$—	$—	$1,073,026	$—	$—	$1,073,026
Short-Term Investments	37,388,619	—	—	37,388,619	2,420,010	—	—	2,420,010
Other Financial Instruments*	—	7,237,241	—	7,237,241	—	650,150	—	650,150
Cash Equivalents	8,287,012	—	—	8,287,012	716,237	—	—	716,237
	Direxion Daily Energy Bull 3X Shares				Direxion Daily Energy Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity	$62,338,202	$—	$—	$62,338,202	$—	$—	$—	$—
Short-Term Investments	254,207,050	—	—	254,207,050	49,281,794	—	—	49,281,794
Other Financial Instruments*	—	19,422,560	—	19,422,560	—	12,482,849	—	12,482,849
Cash Equivalents	182,513,869	—	—	182,513,869	25,504,741	—	—	25,504,741

DIREXION ANNUAL REPORT

	Direxion Daily Financial Bull 3X Shares				Direxion Daily Financial Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks*	$244,728,137	$—	$—	$244,728,137	$—	$—	$—	$—
Investment Companies – Equity	—	—	—	—	—	—	—	—
Short-Term Investments	643,517,700	—	—	643,517,700	231,970,484	—	—	231,970,484
Other Financial Instruments*	—	192,179,708	—	192,179,708	—	(39,786,516)	—	(39,786,516)
Cash Equivalents	479,670,011	—	—	479,670,011	119,283,750	—	—	119,283,750
	Direxion Daily Gold Miners Index Bull 3X Shares				Direxion Daily Gold Miners Index Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity	$42,778,330	$—	$—	$42,778,330	$—	$—	$—	$—
Short-Term Investments	417,091,187	—	—	417,091,187	202,363,564	—	—	202,363,564
Other Financial Instruments*	—	81,791,026	—	81,791,026	—	105,240,180	—	105,240,180
Cash Equivalents	193,131,083	—	—	193,131,083	69,198,392	—	—	69,198,392
	Direxion Daily Healthcare Bull 3X Shares				Direxion Daily Homebuilders & Supplies Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity	$—	$—	$—	$—	$951,650	$—	$—	$951,650
Short-Term Investments	198,553,091	—	—	198,553,091	1,870,693	—	—	1,870,693
Other Financial Instruments*	—	77,700,701	—	77,700,701	—	(265,794)	—	(265,794)
Cash Equivalents	151,108,814	—	—	151,108,814	352,211	—	—	352,211
	Direxion Daily Homebuilders & Supplies Bear 3X Shares				Direxion Daily Junior Gold Miners Index Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity	$—	$—	$—	$—	$15,022,939	$—	$—	$15,022,939
Short-Term Investments	3,249,165	—	—	3,249,165	70,504,887	—	—	70,504,887
Other Financial Instruments*	—	976,346	—	976,346	—	(8,677,134)	—	(8,677,134)
Cash Equivalents	1,226,361	—	—	1,226,361	29,271,733	—	—	29,271,733
	Direxion Daily Junior Gold Miners Index Bear 3X Shares				Direxion Daily Natural Gas Related Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity	$—	$—	$—	$—	$5,588,975	$—	$—	$5,588,975
Master Limited Partnerships	—	—	—	—	372,628	—	—	372,628
Short-Term Investments	44,057,113	—	—	44,057,113	28,501,387	—	—	28,501,387
Other Financial Instruments*	—	22,064,860	—	22,064,860	—	(3,687,812)	—	(3,687,812)
Cash Equivalents	31,306,166	—	—	31,306,166	10,297,981	—	—	10,297,981

DIREXION ANNUAL REPORT

	Direxion Daily Real Estate Bull 3X Shares				Direxion Daily Real Estate Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity	$19,435,959	$—	$—	$19,435,959	$—	$—	$—	$—
Short-Term Investments	60,612,134	—	—	60,612,134	9,655,276	—	—	9,655,276
Other Financial Instruments*	—	11,436,616	—	11,436,616	—	(1,573,005)	—	(1,573,005)
Cash Equivalents	27,302,881	—	—	27,302,881	3,816,819	—	—	3,816,819
	Direxion Daily Regional Banks Bull 3X Shares				Direxion Daily Regional Banks Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks	$971,879	$—	$—	$971,879	$—	$—	$—	$—
Short-Term Investments	1,659,576	—	—	1,659,576	2,193,863	—	—	2,193,863
Other Financial Instruments*	—	(3,262)	—	(3,262)	—	176,609	—	176,609
Cash Equivalents	946,464	—	—	946,464	1,508,793	—	—	1,508,793
	Direxion Daily Retail Bull 3X Shares				Direxion Daily Semiconductor Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks	$8,429,137	$—	$—	$8,429,137	$19,957,783	$—	$—	$19,957,783
Short-Term Investments	26,836,386	—	—	26,836,386	72,223,379	—	—	72,223,379
Other Financial Instruments*	—	16,169,359	—	16,169,359	—	24,436,180	—	24,436,180
Cash Equivalents	35,983,151	—	—	35,983,151	37,335,854	—	—	37,335,854
	Direxion Daily Semiconductor Bear 3X Shares				Direxion Daily S&P Biotech Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Short-Term Investments	$27,629,500	$—	$—	$27,629,500	$92,545,132	$—	$—	$92,545,132
Other Financial Instruments*	—	(756,708)	—	(756,708)	—	(14,156,052)	—	(14,156,052)
Cash Equivalents	19,008,857	—	—	19,008,857	50,803,326	—	—	50,803,326
	Direxion Daily S&P Biotech Bear 3X Shares				Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Short-Term Investments	$8,730,089	$—	$—	$8,730,089	$741,396	$—	$—	$741,396
Other Financial Instruments*	—	9,200,594	—	9,200,594	—	1,529,236	—	1,529,236
Cash Equivalents	9,332,973	—	—	9,332,973	3,225,606	—	—	3,225,606
	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares				Direxion Daily Technology Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity	$—	$—	$—	$—	$6,163,118	$—	$—	$6,163,118
Short-Term Investments	3,396,998	—	—	3,396,998	109,992,466	—	—	109,992,466
Other Financial Instruments*	—	2,370,443	—	2,370,443	—	45,594,120	—	45,594,120
Cash Equivalents	8,112,992	—	—	8,112,992	84,933,747	—	—	84,933,747

DIREXION ANNUAL REPORT

	Direxion Daily Technology Bear 3X Shares				Direxion Daily 7-10 Year Treasury Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Short-Term Investments	$15,545,224	$—	$—	$15,545,224	$4,172,243	$—	$—	$4,172,243
Other Financial Instruments*	—	(4,274,935)	—	(4,274,935)	—	6,878	—	6,878
Cash Equivalents	7,738,546	—	—	7,738,546	2,757,196	—	—	2,757,196
	Direxion Daily 7-10 Year Treasury Bear 3X Shares				Direxion Daily 20+ Year Treasury Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Fixed Income	$—	$—	$—	$—	$13,959,963	$—	$—	$13,959,963
Short-Term Investments	27,397,885	—	—	27,397,885	26,377,080	—	—	26,377,080
Other Financial Instruments*	—	(2,336,692)	—	(2,336,692)	—	2,407,682	—	2,407,682
Cash Equivalents	14,884,506	—	—	14,884,506	21,664,496	—	—	21,664,496
	Direxion Daily 20+ Year Treasury Bear 3X Shares
	Level 1	Level 2	Level 3	Total
Short-Term Investments	$343,358,711	$—	$—	$343,358,711
Other Financial Instruments*	—	(24,801,537)	—	(24,801,537)
Cash Equivalents	227,168,548	—	—	227,168,548

For further detail on each asset class, see the Schedules of Investments.

*  Other financial instruments are derivative instruments not reflected in the Schedules of Investments, such as swap contracts. Swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no transfers between Level 1 and Level 2 securities during the period ended October 31, 2015. There were no Level 3 securities held by the Funds during the period ended October 31, 2015. It is the Funds' policy to recognize transfers into Level 3 at the value as of the beginning of the period.

8.  VALUATION OF DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund's financial position and results of operations.

Certain Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of October 31, 2015, the

DIREXION ANNUAL REPORT

Funds were invested in swap contracts. At October 31, 2015, the fair values of derivative instruments, by primary risk, were as follows:

Swap Contracts	Asset Derivatives[1]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily Mid Cap Bull 3X Shares	$5,779,668	$—	$5,779,668
Direxion Daily Mid Cap Bear 3X Shares	480,227	—	480,227
Direxion Daily S&P 500® Bull 3X Shares	168,920,477	—	168,920,477
Direxion Daily S&P 500® Bear 3X Shares	561,552	—	561,552
Direxion Daily Small Cap Bull 3X Shares	46,566,046	—	46,566,046
Direxion Daily Small Cap Bear 3X Shares	18,773,945	—	18,773,945
Direxion Daily Brazil Bull 3X Shares	1,034,021	—	1,034,021
Direxion Daily Developed Markets Bull 3X Shares	2,902,192	—	2,902,192
Direxion Daily Developed Markets Bear 3X Shares	536,278	—	536,278
Direxion Daily Emerging Markets Bull 3X Shares	4,630,626	—	4,630,626
Direxion Daily Emerging Markets Bear 3X Shares	885,052	—	885,052
Direxion Daily FTSE China Bull 3X Shares	12,258,796	—	12,258,796
Direxion Daily FTSE China Bear 3X Shares	10,051,494	—	10,051,494
Direxion Daily FTSE Europe Bull 3X Shares	4,888,585	—	4,888,585
Direxion Daily India Bull 3X Shares	525,867	—	525,867
Direxion Daily Japan Bull 3X Shares	1,813,177	—	1,813,177
Direxion Daily Latin America Bull 3X Shares	78,991	—	78,991
Direxion Daily Russia Bull 3X Shares	13,551,997	—	13,551,997
Direxion Daily Russia Bear 3X Shares	8,100,505	—	8,100,505
Direxion Daily South Korea Bull 3X Shares	712,660	—	712,660
Direxion Daily Energy Bull 3X Shares	38,951,406	—	38,951,406
Direxion Daily Energy Bear 3X Shares	17,053,566	—	17,053,566
Direxion Daily Financial Bull 3X Shares	192,981,694	—	192,981,694
Direxion Daily Financial Bear 3X Shares	165,390	—	165,390
Direxion Daily Gold Miners Index Bull 3X Shares	107,473,230	—	107,473,230
Direxion Daily Gold Miners Index Bear 3X Shares	105,240,180	—	105,240,180
Direxion Daily Healthcare Bull 3X Shares	77,700,701	—	77,700,701
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	—	—
Direxion Daily Homebuilders & Supplies Bear 3X Shares	984,363	—	984,363
Direxion Daily Junior Gold Miners Index Bull 3X Shares	4,678,097	—	4,678,097
Direxion Daily Junior Gold Miners Index Bear 3X Shares	22,064,860	—	22,064,860
Direxion Daily Natural Gas Related Bull 3X Shares	1,786,961	—	1,786,961
Direxion Daily Real Estate Bull 3X Shares	11,486,615	—	11,486,615
Direxion Daily Real Estate Bear 3X Shares	49,232	—	49,232
Direxion Daily Regional Banks Bull 3X Shares	8,807	—	8,807
Direxion Daily Regional Banks Bear 3X Shares	195,199	—	195,199
Direxion Daily Retail Bull 3X Shares	16,169,359	—	16,169,359
Direxion Daily Semiconductor Bull 3X Shares	24,607,248	—	24,607,248
Direxion Daily Semiconductor Bear 3X Shares	2,796,213	—	2,796,213
Direxion Daily S&P Biotech Bull 3X Shares	—	—	—
Direxion Daily S&P Biotech Bear 3X Shares	9,201,018	—	9,201,018
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	1,529,236	—	1,529,236
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	2,572,931	—	2,572,931
Direxion Daily Technology Bull 3X Shares	45,594,120	—	45,594,120
Direxion Daily Technology Bear 3X Shares	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	66,861	66,861
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	2,491,922	2,491,922
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—

1  Statements of Assets and Liabilities location: Unrealized appreciation on swaps.

DIREXION ANNUAL REPORT

Swap Contracts	Liability Derivatives[2]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily Mid Cap Bull 3X Shares	$—	$—	$—
Direxion Daily Mid Cap Bear 3X Shares	498,927	—	498,927
Direxion Daily S&P 500® Bull 3X Shares	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	49,325,665	—	49,325,665
Direxion Daily Small Cap Bull 3X Shares	17,990,383	—	17,990,383
Direxion Daily Small Cap Bear 3X Shares	16,623,880	—	16,623,880
Direxion Daily Brazil Bull 3X Shares	12,885,283	—	12,885,283
Direxion Daily Developed Markets Bull 3X Shares	637,230	—	637,230
Direxion Daily Developed Markets Bear 3X Shares	640,656	—	640,656
Direxion Daily Emerging Markets Bull 3X Shares	15,426,593	—	15,426,593
Direxion Daily Emerging Markets Bear 3X Shares	16,168,928	—	16,168,928
Direxion Daily FTSE China Bull 3X Shares	11,345,492	—	11,345,492
Direxion Daily FTSE China Bear 3X Shares	4,814,804	—	4,814,804
Direxion Daily FTSE Europe Bull 3X Shares	—	—	—
Direxion Daily India Bull 3X Shares	8,828,008	—	8,828,008
Direxion Daily Japan Bull 3X Shares	30,745	—	30,745
Direxion Daily Latin America Bull 3X Shares	1,387,541	—	1,387,541
Direxion Daily Russia Bull 3X Shares	11,390,229	—	11,390,229
Direxion Daily Russia Bear 3X Shares	863,264	—	863,264
Direxion Daily South Korea Bull 3X Shares	62,510	—	62,510
Direxion Daily Energy Bull 3X Shares	19,528,846	—	19,528,846
Direxion Daily Energy Bear 3X Shares	4,570,717	—	4,570,717
Direxion Daily Financial Bull 3X Shares	801,986	—	801,986
Direxion Daily Financial Bear 3X Shares	39,951,906	—	39,951,906
Direxion Daily Gold Miners Index Bull 3X Shares	25,682,204	—	25,682,204
Direxion Daily Gold Miners Index Bear 3X Shares	—	—	—
Direxion Daily Healthcare Bull 3X Shares	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	265,794	—	265,794
Direxion Daily Homebuilders & Supplies Bear 3X Shares	8,017	—	8,017
Direxion Daily Junior Gold Miners Index Bull 3X Shares	13,355,231	—	13,355,231
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—	—	—
Direxion Daily Natural Gas Related Bull 3X Shares	5,474,773	—	5,474,773
Direxion Daily Real Estate Bull 3X Shares	49,999	—	49,999
Direxion Daily Real Estate Bear 3X Shares	1,622,237	—	1,622,237
Direxion Daily Regional Banks Bull 3X Shares	12,069	—	12,069
Direxion Daily Regional Banks Bear 3X Shares	18,590	—	18,590
Direxion Daily Retail Bull 3X Shares	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	171,068	—	171,068
Direxion Daily Semiconductor Bear 3X Shares	3,552,921	—	3,552,921
Direxion Daily S&P Biotech Bull 3X Shares	14,156,052	—	14,156,052
Direxion Daily S&P Biotech Bear 3X Shares	424	—	424
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	202,488	—	202,488
Direxion Daily Technology Bull 3X Shares	—	—	—
Direxion Daily Technology Bear 3X Shares	4,274,935	—	4,274,935
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	59,983	59,983
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	2,336,692	2,336,692
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	84,240	84,240
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	24,801,537	24,801,537

2  Statements of Assets and Liabilities location: Unrealized depreciation on swaps.

DIREXION ANNUAL REPORT

Transactions in derivative instruments during the period ended October 31, 2015 by primary risk, were as follows:

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily Mid Cap Bull 3X Shares	Swap Contracts	$28,266,292	$—	$(21,760,085)	$—
Direxion Daily Mid Cap Bear 3X Shares	Swap Contracts	(3,279,694)	—	1,516,505	—
Direxion Daily S&P 500® Bull 3X Shares	Swap Contracts	57,229,184	—	43,921,213	—
Direxion Daily S&P 500® Bear 3X Shares	Swap Contracts	(66,276,817)	—	373,830	—
Direxion Daily Small Cap Bull 3X Shares	Swap Contracts	410,869,834	—	(348,608,203)	—
Direxion Daily Small Cap Bear 3X Shares	Swap Contracts	(155,229,077)	—	90,308,081	—
Direxion Daily Brazil Bull 3X Shares	Swap Contracts	(60,613,288)	—	(14,028,750)	—
Direxion Daily Developed Markets Bull 3X Shares	Swap Contracts	(703,474)	—	(6,719,769)	—
Direxion Daily Developed Markets Bear 3X Shares	Swap Contracts	(1,829,674)	—	96,275	—
Direxion Daily Emerging Markets Bull 3X Shares	Swap Contracts	(79,089,647)	—	(29,749,103)	—
Direxion Daily Emerging Markets Bear 3X Shares	Swap Contracts	24,161,697	—	(10,904,159)	—
Direxion Daily FTSE China Bull 3X Shares	Swap Contracts	(48,994,255)	—	(18,178,108)	—
Direxion Daily FTSE China Bear 3X Shares	Swap Contracts	4,412,405	—	7,663,947	—
Direxion Daily FTSE Europe Bull 3X Shares	Swap Contracts	(14,231,251)	—	5,442,464	—
Direxion Daily India Bull 3X Shares	Swap Contracts	3,685,020	—	(43,888,181)	—
Direxion Daily Japan Bull 3X Shares	Swap Contracts	(1,862,232)	—	509,323	—
Direxion Daily Latin America Bull 3X Shares	Swap Contracts	(17,047,646)	—	(4,031,956)	—
Direxion Daily Russia Bull 3X Shares	Swap Contracts	(157,742,465)	—	19,005,574	—
Direxion Daily Russia Bear 3X Shares	Swap Contracts	(68,585,902)	—	7,297,987	—
Direxion Daily South Korea Bull 3X Shares	Swap Contracts	(1,643,713)	—	430,813	—
Direxion Daily Energy Bull 3X Shares	Swap Contracts	(114,524,685)	—	(99,755,253)	—
Direxion Daily Energy Bear 3X Shares	Swap Contracts	532,584	—	14,120,042	—
Direxion Daily Financial Bull 3X Shares	Swap Contracts	719,461,973	—	(562,736,587)	—

DIREXION ANNUAL REPORT

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily Financial Bear 3X Shares	Swap Contracts	$(124,907,083)	$—	$38,945,115	$—
Direxion Daily Gold Miners Index Bull 3X Shares	Swap Contracts	(1,154,742,354)	—	575,449,791	—
Direxion Daily Gold Miners Index Bear 3X Shares	Swap Contracts	25,436,335	—	(52,251,910)	—
Direxion Daily Healthcare Bull 3X Shares	Swap Contracts	6,801,263	—	10,223,993	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	Swap Contracts	(736,573)	—	(265,794)	—
Direxion Daily Homebuilders & Supplies Bear 3X Shares	Swap Contracts	(316,774)	—	976,346	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	Swap Contracts	(366,177,424)	—	196,471,789	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	Swap Contracts	12,173,272	—	(36,004,643)	—
Direxion Daily Natural Gas Related Bull 3X Shares	Swap Contracts	(141,290,501)	—	(2,504,103)	—
Direxion Daily Real Estate Bull 3X Shares	Swap Contracts	38,234,884	—	(38,408,052)	—
Direxion Daily Real Estate Bear 3X Shares	Swap Contracts	(4,670,200)	—	602,768	—
Direxion Daily Regional Banks Bull 3X Shares	Swap Contracts	(438,482)	—	(3,262)	—
Direxion Daily Regional Banks Bear 3X Shares	Swap Contracts	(304,272)	—	176,609	—
Direxion Daily Retail Bull 3X Shares	Swap Contracts	10,963,111	—	7,110,456	—
Direxion Daily Semiconductor Bull 3X Shares	Swap Contracts	69,931,469	—	(60,815,628)	—
Direxion Daily Semiconductor Bear 3X Shares	Swap Contracts	(16,167,035)	—	268,815	—
Direxion Daily S&P Biotech Bull 3X Shares	Swap Contracts	(52,538,304)	—	(14,156,052)	—
Direxion Daily S&P Biotech Bear 3X Shares	Swap Contracts	(4,373,117)	—	9,200,594	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	Swap Contracts	(3,538,055)	—	1,529,236	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	Swap Contracts	(1,755,725)	—	2,370,443	—
Direxion Daily Technology Bull 3X Shares	Swap Contracts	72,828,413	—	(29,686,662)	—
Direxion Daily Technology Bear 3X Shares	Swap Contracts	(9,289,400)	—	1,895,323	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	Swap Contracts	—	793,038	—	(437,723)

DIREXION ANNUAL REPORT

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily 7-10 Year Treasury Bear 3X Shares	Swap Contracts	$—	$(10,123,344)	$—	$1,633,550
Direxion Daily 20+ Year Treasury Bull 3X Shares	Swap Contracts	—	(1,503,858)	—	(1,613,239)
Direxion Daily 20+ Year Treasury Bear 3X Shares	Swap Contracts	—	(193,183,591)	—	25,275,402

1  Statements of Operations location: Net realized gain (loss) on swaps.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on swaps.

For the period ended October 31, 2015, the volume of the derivatives held by the Funds was as follows:

	Quarterly Average Gross Notional Amounts
	Long Equity Swap Contracts	Short Equity Swap Contracts
Direxion Daily Mid Cap Bull 3X Shares	$206,153,007	$—
Direxion Daily Mid Cap Bear 3X Shares	—	27,936,786
Direxion Daily S&P 500® Bull 3X Shares	1,521,033,328	—
Direxion Daily S&P 500® Bear 3X Shares	—	724,200,500
Direxion Daily Small Cap Bull 3X Shares	2,474,850,931	—
Direxion Daily Small Cap Bear 3X Shares	—	1,715,812,499
Direxion Daily Brazil Bull 3X Shares	126,311,036	—
Direxion Daily Developed Markets Bull 3X Shares	85,887,481	—
Direxion Daily Developed Markets Bear 3X Shares	—	25,031,392
Direxion Daily Emerging Markets Bull 3X Shares	659,333,858	—
Direxion Daily Emerging Markets Bear 3X Shares	—	282,821,306
Direxion Daily FTSE China Bull 3X Shares	417,733,942	—
Direxion Daily FTSE China Bear 3X Shares	—	158,457,063
Direxion Daily FTSE Europe Bull 3X Shares	116,749,402	—
Direxion Daily India Bull 3X Shares	280,856,519	—
Direxion Daily Japan Bull 3X Shares	30,818,882	—
Direxion Daily Latin America Bull 3X Shares	49,660,335	—
Direxion Daily Russia Bull 3X Shares	563,110,398	—
Direxion Daily Russia Bear 3X Shares	—	139,472,613
Direxion Daily South Korea Bull 3X Shares	9,933,404	—
Direxion Daily Energy Bull 3X Shares	1,181,445,254	—
Direxion Daily Energy Bear 3X Shares	—	198,992,765
Direxion Daily Financial Bull 3X Shares	3,547,474,969	—
Direxion Daily Financial Bear 3X Shares	—	824,536,096
Direxion Daily Gold Miners Index Bull 3X Shares	2,080,593,855	—
Direxion Daily Gold Miners Index Bear 3X Shares	—	604,035,236
Direxion Daily Healthcare Bull 3X Shares	871,105,901	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	4,012,904	—
Direxion Daily Homebuilders & Supplies Bear 3X Shares	—	7,476,293
Direxion Daily Junior Gold Miners Index Bull 3X Shares	544,080,616	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—	232,731,869
Direxion Daily Natural Gas Related Bull 3X Shares	172,824,940	—
Direxion Daily Real Estate Bull 3X Shares	326,822,634	—
Direxion Daily Real Estate Bear 3X Shares	—	30,893,500
Direxion Daily Regional Banks Bull 3X Shares	4,818,811	—
Direxion Daily Regional Banks Bear 3X Shares	—	5,905,086
Direxion Daily Retail Bull 3X Shares	89,626,359	—
Direxion Daily Semiconductor Bull 3X Shares	384,573,464	—
Direxion Daily Semiconductor Bear 3X Shares	—	79,922,552
DIREXION ANNUAL REPORT

	Quarterly Average Gross Notional Amounts
	Long Equity Swap Contracts	Short Equity Swap Contracts
Direxion Daily S&P Biotech Bull 3X Shares	$219,401,109	$—
Direxion Daily S&P Biotech Bear 3X Shares	—	39,092,051
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	11,274,836	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	—	15,114,223
Direxion Daily Technology Bull 3X Shares	517,618,931	—
Direxion Daily Technology Bear 3X Shares	—	44,278,977
Direxion Daily 7-10 Year Treasury Bull 3X Shares	16,404,181	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	133,651,919
Direxion Daily 20+ Year Treasury Bull 3X Shares	210,990,031	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	1,410,597,861

The Funds utilize this volume of derivatives in order to obtain leverage in order to meet the investment objectives of 300% (or -300%) daily performance of their respective indices.

9.  PRINCIPAL RISKS

Below are some of the principal risks of investing in the Funds. Please refer to the Funds' prospectus for a full discussion.

Counterparty Risk – A Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Funds' counterparties are generally required to post collateral to the Funds to the extent of the Funds' daily exposure to such counterparties. However, to the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described in this paragraph. In addition, there may be a delay associated with realization by the Funds of the collateral posted by such counterparties in the event of counterparty default or bankruptcy. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Concentration Risk – The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

Daily Correlation Risk – A number of factors may affect a Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds' ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Certain Funds are "leveraged" funds in the sense that they have investment objectives to match a multiple of the performance of an index on a given day. These Funds are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from these Funds' use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than or less than the index performance times the stated multiple in the fund objective, before accounting for fees and fund expenses. In general, given a particular index return, increased volatility of the index will cause a decrease in the performance relative to the index performance times the stated fund multiple.

DIREXION ANNUAL REPORT

Leverage Risk – Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Swap agreements may be used to create leverage. Each Fund employs leveraged investment techniques to achieve its investment objective.

Liquidity Risk – In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Adviser. Additionally, certain counterparties may have the ability to demand repayment at any time, thereby exposing the Fund to the risk that it may be required to liquidate investments at an inopportune time. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with its underlying index.

10.  ADDITIONAL INFORMATION

During the year ended October 31, 2015, shares of the Direxion Daily Junior Gold Miners Index Bull 3X Shares, Direxion Daily Russia Bull 3X Shares, Direxion Daily Mid Cap Bear 3X Shares, Direxion Daily Brazil Bull 3X Shares, Direxion Daily FTSE China Bear 3X Shares, Direxion Daily Latin America Bull 3X Shares, Direxion Daily Russia Bear 3X Shares, Direxion Daily Natural Gas Related Bull 3X Shares, Direxion Daily Semiconductor Bear 3X Shares, Direxion Daily Technology Bear 3X Shares, Direxion Daily Small Cap Bear 3X Shares, Direxion Daily Financial Bear 3X Shares, Direxion Daily Gold Miners Index Bull 3X Shares and Direxion Daily Junior Gold Miners Index Bear 3X Shares were adjusted to reflect a reverse stock split. The effect of the reverse stock split was to decrease the number of shares outstanding and increase the net asset value. The reverse stock splits have no impact on the net assets of the Fund or the value of a shareholder's investment in the Fund. A summary of the reverse stock splits is as follows:

Funds	Effective Date	Rate		Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Direxion Daily Mid Cap Bear 3X Shares	5/20/2015	1	:4	$9.71	$38.84	858,158	214,540
Direxion Daily Brazil Bull 3X Shares	5/20/2015	1	:10	7.12	71.20	7,050,001	705,000
Direxion Daily FTSE China Bear 3X Shares	5/20/2015	1	:10	5.43	54.30	5,819,973	581,997
Direxion Daily Latin America Bull 3X Shares	5/20/2015	1	:4	10.94	43.76	2,079,860	519,965
Direxion Daily Russia Bear 3X Shares	5/20/2015	1	:4	6.59	26.36	9,700,001	2,425,000
Direxion Daily Natural Gas Related Bull 3X Shares	5/20/2015	1	:10	3.09	30.90	32,350,001	3,235,000
Direxion Daily Semiconductor Bear 3X Shares	5/20/2015	1	:4	10.61	42.44	1,999,848	499,962
Direxion Daily Technology Bear 3X Shares	5/20/2015	1	:4	9.09	36.36	2,071,873	517,968
Direxion Daily Small Cap Bear 3X Shares	10/1/2015	1	:4	13.24	52.96	38,498,480	9,624,620
Direxion Daily Financial Bear 3X Shares	10/1/2015	1	:4	12.83	51.32	25,353,453	6,338,363
Direxion Daily Gold Miners Index Bull 3X Shares	10/1/2015	1	:10	2.90	29.00	216,924,756	21,692,476
Direxion Daily Junior Gold Miners Index Bull 3X Shares	10/1/2015	1	:5	7.51	37.55	18,138,543	3,627,709
Direxion Daily Junior Gold Miners Index Bear 3X Shares	10/1/2015	1	:4	9.65	38.60	5,000,001	1,250,000
Direxion Daily Natural Gas Related Bull 3X Shares	10/1/2015	1	:5	3.37	16.85	10,434,550	2,086,910

During the year ended October 31, 2015, shares of the Direxion Daily Mid Cap Bull 3X Shares, Direxion Daily India Bull 3X Shares, Direxion Daily Financial Bull 3X Shares, Direxion Daily Healthcare Bull 3X Shares, Direxion Daily Retail Bull 3X Shares, Direxion Daily Semiconductor Bull 3X Shares and Direxion Daily Technology Bull 3X Shares were adjusted to reflect a forward stock split. The effect of the forward stock split was to increase the number of shares outstanding and decrease the net

DIREXION ANNUAL REPORT

asset value. The forward stock splits have no impact on the net assets of the Fund or the value of a shareholder's investment in the Fund. A summary of the forward stock splits is as follows:

Funds	Effective Date	Rate		Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Direxion Daily Mid Cap Bull 3X Shares	5/20/2015	4	:1	$115.71	$28.93	550,033	2,200,132
Direxion Daily India Bull 3X Shares	5/20/2015	4	:1	81.30	20.33	1,824,864	7,299,456
Direxion Daily Financial Bull 3X Shares	5/20/2015	4	:1	134.40	33.60	9,124,972	36,499,888
Direxion Daily Healthcare Bull 3X Shares	5/20/2015	4	:1	160.10	40.03	2,650,002	10,600,008
Direxion Daily Retail Bull 3X Shares	5/20/2015	4	:1	127.61	31.90	350,003	1,400,012
Direxion Daily Semiconductor Bull 3X Shares	5/20/2015	4	:1	145.83	36.46	1,150,001	4,600,004
Direxion Daily Technology Bull 3X Shares	5/20/2015	4	:1	157.76	39.44	1,250,000	5,000,000

11.  SUBSEQUENT EVENTS

The Funds follow authoritative standards for accounting for and disclosure of events that occur after the Statements of Assets and Liabilities date but before the financial statements are issued or are available to be issued. These standards require the Funds to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

On December 2, 2015, the following Funds declared short-term capital gain distributions with an ex-date of December 10, 2015 and payable date of December 17, 2015. The short-term capital gain distribution per share for each Fund was as follows:

Funds	Per Share Short-Term Capital Gain Distribution
Direxion Daily Regional Banks Bear 3X Shares	$1.85592
Direxion Daily 7-10 Year Treasury Bull 3X Shares	0.72746

The Trust has evaluated subsequent events through the issuance of the Funds' financial statements and has determined, other than the disclosures stated, there are no other events that impacted the Funds' financial statements.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Direxion Shares ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Direxion Daily Mid Cap Bull 3X Shares, Direxion Daily Mid Cap Bear 3X Shares, Direxion Daily S&P 500® Bull 3X Shares, Direxion Daily S&P 500® Bear 3X Shares, Direxion Daily Small Cap Bull 3X Shares, Direxion Daily Small Cap Bear 3X Shares, Direxion Daily Brazil Bull 3X Shares, Direxion Daily Developed Markets Bull 3X Shares, Direxion Daily Developed Markets Bear 3X Shares, Direxion Daily Emerging Markets Bull 3X Shares, Direxion Daily Emerging Markets Bear 3X Shares, Direxion Daily FTSE China Bull 3X Shares, Direxion Daily FTSE China Bear 3X Shares, Direxion Daily FTSE Europe Bull 3X Shares, Direxion Daily India Bull 3X Shares, Direxion Daily Japan Bull 3X Shares, Direxion Daily Latin America Bull 3X Shares, Direxion Daily Russia Bull 3X Shares, Direxion Daily Russia Bear 3X Shares, Direxion Daily South Korea Bull 3X Shares, Direxion Daily Energy Bull 3X Shares, Direxion Daily Energy Bear 3X Shares, Direxion Daily Financial Bull 3X Shares, Direxion Daily Financial Bear 3X Shares, Direxion Daily Gold Miners Index Bull 3X Shares, Direxion Daily Gold Miners Index Bear 3X Shares, Direxion Daily Healthcare Bull 3X Shares, Direxion Daily Homebuilders & Supplies Bull 3X Shares, Direxion Daily Homebuilders & Supplies Bear 3X Shares, Direxion Daily Junior Gold Miners Index Bull 3X Shares, Direxion Daily Junior Gold Miners Index Bear 3X Shares, Direxion Daily Natural Gas Related Bull 3X Shares, Direxion Daily Real Estate Bull 3X Shares, Direxion Daily Real Estate Bear 3X Shares, Direxion Daily Regional Banks Bull 3X Shares, Direxion Daily Regional Banks Bear 3X Shares, Direxion Daily Retail Bull 3X Shares, Direxion Daily Semiconductor Bull 3X Shares, Direxion Daily Semiconductor Bear 3X Shares, Direxion Daily S&P Biotech Bull 3X Shares, Direxion Daily S&P Biotech Bear 3X Shares, Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares, Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares, Direxion Daily Technology Bull 3X Shares, Direxion Daily Technology Bear 3X Shares, Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares, and Direxion Daily 20+ Year Treasury Bear 3X Shares (49 of the series constituting the Direxion Shares ETF Trust (the "Funds")) as of October 31, 2015, and the related statements of operations for the periods then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at October 31, 2015, the results of their operations for the periods then ended, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 22, 2015

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Supplemental Information (Unaudited)

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction ("DRD"), the individual qualified dividend rate ("QDI"), the qualified interest income rate ("QII"), and the qualified short-term gain rate ("QSTG") is presented below.

Funds	DRD	QDI	QII	QSTG
Direxion Daily Mid Cap Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Mid Cap Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily S&P 500® Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily S&P 500® Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Small Cap Bull 3X Shares	0.03%	0.03%	0.00%	100.00%
Direxion Daily Small Cap Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Brazil Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Developed Markets Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Developed Markets Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Emerging Markets Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Emerging Markets Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily FTSE China Bull 3X Shares	1.25%	1.25%	0.00%	100.00%
Direxion Daily FTSE China Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily FTSE Europe Bull 3X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily India Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Japan Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Latin America Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Russia Bull 3X Shares	0.04%	0.04%	0.00%	100.00%
Direxion Daily Russia Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily South Korea Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Energy Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Energy Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Financial Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Financial Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Gold Miners Index Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Gold Miners Index Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Healthcare Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Homebuilders and Supplies Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Homebuilders and Supplies Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Junior Gold Miners Index Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Junior Gold Miners Index Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Natural Gas Related Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Real Estate Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Real Estate Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Regional Banks Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Regional Banks Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Retail Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Semiconductor Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Semiconductor Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily S&P Biotech Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily S&P Biotech Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Technology Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Technology Bear 3X Shares	0.00%	0.00%	0.00%	0.00%

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Supplemental Information (Unaudited)

Funds	DRD	QDI	QII	QSTG
Direxion Daily 7-10 Year Treasury Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily 20+ Year Treasury Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily 20+ Year Treasury Bear 3X Shares	0.00%	0.00%	0.00%	0.00%

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ending October 31, 2015. To the extent necessary to fully distribute such capital gain, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The SAI includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 47	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Managing Director of Rafferty, 1999 – present.	149	None.
Eric W. Falkeis(2) Age: 41	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly, President Rafferty Asset Management, LLC, March 2013 – April 2014; formerly, Senior Vice President, USBFS, September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997 – 2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000 – 2003).	149	Trustee, Professionally Managed Portfolios (45 Funds).

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 72	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, Since 2002; Business Consultant, 1985 – present; Trustee of Trust Under Will of Charles S. Payson, 1987 – present; C.P.A., 1979 – present.	149	None.

(1)  Mr. O'Neill is affiliated with Rafferty. Mr. O'Neill is the Managing Director of Rafferty and owns a beneficial interest in Rafferty.

(2)  Mr. Falkeis is affiliated with Rafferty. Mr. Falkeis is the Chief Operating Officer of Rafferty.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 75 of the 131 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 16 of the 18 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, has no funds registered with the SEC.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
John A. Weisser Age: 74	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, Since 1995; Salomon Brothers, Inc., 1971 – 1995, most recently as Managing Director.	149
					Director, The MainStay Funds Trust (39 Funds), The MainStay Funds (12 Funds), MainStay VP Fund Series (29 Funds), Mainstay Defined Term Municipal Opportunities Fund (1 Fund); Private Advisors Alternative Strategy Fund (1 Fund); Private Advisors Alternative Strategies Master Fund (1 Fund).
David L. Driscoll Age: 46	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	149	None.
Jacob C. Gaffey Age: 67	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	149	Director, Costa, Inc. (formerly A.T. Cross, Inc.).

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 75 of the 131 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 16 of the 18 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, has no funds registered with the SEC.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 35th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business addresses and their principal occupations during the past five years are as follows:

Principal Officers of the Trust

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 47	Chief Executive Officer and Chief Investment Officer	One Year; Since 2008	Managing Director of Rafferty, 1999 – present.	149	N/A
Eric W. Falkeis(2) Age: 41	Principal Executive Officer	One Year; Since 2014	Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly, President, Rafferty Asset Management, LLC, March 2013 – April 2014; formerly, Senior Vice President, USBFS, September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997 – 2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000 – 2003)	149	Trustee, Professionally Managed Portfolios (45 Funds).
Patrick J. Rudnick Age: 42	Principal Financial Officer and Assistant Secretary	One Year; Since 2010
			Senior Vice President and Principal Financial Officer, Rafferty Asset Management, LLC, since March 2013; formerly Vice President, USBFS (2006 – 2013); formerly, Manager, PricewaterhouseCoopers LLP (1999 – 2006).	N/A	N/A

(1)  Mr. O'Neill serves as Chairman of the Board of Trustees of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.

(2)  Mr. Falkeis serves as a Trustee of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 75 of the 131 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 16 of the 18 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, has no funds registered with the SEC.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Angela Brickl Age: 39	Chief Compliance Officer Secretary	One Year; Since 2012 One Year; Since 2011
			General Counsel and Chief Compliance Officer, Rafferty Asset Management, LLC, since October 2010; Summer Associate at Skadden, Arps, Slate, Meagher & Flom, LLP, May – August 2009; Summer Associate at Foley & Lardner, LLP May – August 2008; Vice President USBFS November 2003 – August 2007.	N/A	N/A

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 75 of the 131 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 16 of the 18 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, has no funds registered with the SEC.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement

October 31, 2015 (Unaudited)

The Board of Trustees (the "Board") of the Direxion Shares ETF Trust (the "ETF Trust") is required under the Investment Company Act of 1940, as amended, (the "1940 Act") to annually approve the renewal of the Investment Advisory Agreement (the "Agreement") between Rafferty Asset Management ("Rafferty") and the ETF Trust, on behalf of the Direxion Daily Mid Cap Bull 3X Shares, Direxion Daily Mid Cap Bear 3X Shares, Direxion Daily S&P 500® Bull 3X Shares, Direxion Daily S&P 500® Bear 3X Shares, Direxion Daily Small Cap Bull 3X Shares, Direxion Daily Small Cap Bear 3X Shares, Direxion Daily Brazil Bull 3X Shares, Direxion Daily Developed Markets Bull 3X Shares, Direxion Daily Developed Markets Bear 3X Shares, Direxion Daily Emerging Markets Bull 3X Shares, Direxion Daily Emerging Markets Bear 3X Shares, Direxion Daily FTSE China Bull 3X Shares, Direxion Daily FTSE China Bear 3X Shares, Direxion Daily FTSE Europe Bull 3X Shares, Direxion Daily India Bull 3X Shares, Direxion Daily Japan Bull 3X Shares, Direxion Daily Latin America Bull 3X Shares, Direxion Daily Russia Bull 3X Shares, Direxion Daily Russia Bear 3X Shares, Direxion Daily South Korea Bull 3X Shares, Direxion Daily Energy Bull 3X Shares, Direxion Daily Energy Bear 3X Shares, Direxion Daily Financial Bull 3X Shares, Direxion Daily Financial Bear 3X Shares, Direxion Daily Gold Miners Bull 3X Shares, Direxion Daily Gold Miners Bear 3X Shares, Direxion Daily Healthcare Bull 3X Shares, Direxion Daily Junior Gold Miners Index Bull 3X Shares, Direxion Daily Junior Gold Miners Index Bear 3X Shares, Direxion Daily Natural Gas Related Bull 3X Shares, Direxion Daily Real Estate Bull 3X Shares, Direxion Daily Real Estate Bear 3X Shares, Direxion Daily Retail Bull 3X Shares, Direxion Daily Semiconductor Bull 3X Shares, Direxion Daily Semiconductor Bear 3X Shares, Direxion Daily Technology Bull 3X Shares, Direxion Daily Technology Bear 3X Shares, Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares, and the Direxion Daily 20+ Year Treasury Bear 3X Shares, each a series of the ETF Trust. Each series of the ETF Trust is referred to herein as a "Fund" and collectively as the "Funds." Below is a summary of certain factors the Board, including the trustees who are not "interested persons" as defined in the 1940 Act, considered at its August 13, 2015 Board meeting when approving the renewal of the Agreement for each Fund.

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors. In addition, the Board noted that the Trustees have considered various reports and information provided throughout the year at their regular Board meetings and otherwise, and that the Independent Board members had met separately on August 5, 2015, to consider these specific contract renewals. In considering whether to renew the Agreement, the Board evaluated all information on a Fund-by-Fund basis and their determinations were made separately for each Fund. The Board requested, and Rafferty provided, information regarding these matters.

In each instance, the Board considered, among others, the following factors, to the extent applicable: (1) the nature, extent, and quality of the services provided; (2) the investment performance of each Fund; (3) the profitability of the advisory business to Rafferty; (4) the extent to which economies of scale have been taken into account in setting fee schedules; (5) whether fee levels reflect these economies of scale, if any, for the benefit of Fund shareholders; (6) comparisons of services and fees with contracts entered into by Rafferty with other clients (such as other institutional investors), if any; and (7) other benefits derived or anticipated to be derived and identified by Rafferty from its relationship with the Funds. In addition to being advised by independent legal counsel, the Board retained an independent consultant's services to evaluate certain information provided to the Board.

Nature, Extent and Quality of Services Provided. The Board reviewed the nature, extent and quality of the services provided, or to be provided, under the Agreement by Rafferty. The Board noted that Rafferty has provided services to the ETF Trust since its inception and has developed an expertise in managing the ETF Funds, particularly those using a leveraged strategy. The Board focused on the quality of personnel and operations at Rafferty and the systems and processes required to manage the Funds effectively and noted that these processes may not be present at other investment advisers. In particular the Board considered the following:

•  the investment objective of each Fund and Rafferty's relative success in achieving the investment objective of each Fund;

•  that the daily investment objectives of the Funds require daily rebalancing and the utilization of complex financial instruments which is not typical of traditional index funds;

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement

October 31, 2015 (Unaudited)

•  the size and experience of Rafferty's portfolio management staff and respective portfolio management staff's relevant experience and specific expertise required to manage the Funds; and

•  the daily rebalancing activity required by Rafferty due to the frequent and large trading in the Funds.

The Board also considered Rafferty's representation that it has the financial resources and appropriate staffing to manage the Funds and meet its expense reimbursement obligations, if any. The Board considered that Rafferty oversees all aspects of the operation of the Funds, including oversight of the Funds' service providers, and provides compliance services to the Funds.

Based on its review and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services provided by Rafferty to the Funds under the Agreement were fair and reasonable, and benefited shareholders.

Performance of the Funds.  The Board considered relative performance information for each Fund. The Board utilized performance reports provided to the Board in anticipation of the meeting, as well as performance reports provided at regular Board meetings throughout the year for the Funds.

The Board considered Rafferty's explanation that because the investment objective of each Fund is to seek investment results that correlate to three times the daily performance of an underlying index, the performance of the Funds is more appropriately compared to returns generated by an investment model that takes into account the leverage and compounding impact of each Fund's investment strategy, rather than to the return of market indices. The Board noted that the correlation of each Fund to the investment model during the applicable periods was within expected ranges. Rafferty discussed that any variations in return relative to the models were due to a combination of factors, including fund expenses, the impact of cash flows into and out of a Fund or the use of foreign indices. The Board further noted that, given the nature of the Funds' investment objectives, the correlation of a Fund's performance to the performance of an investment model provided more meaningful information than a Fund's total return.

Costs of Services Provided to the Funds and Profits Realized. The Board considered the fairness and reasonableness of the advisory fees payable to Rafferty under the Agreement given the investment advisory services provided, the costs of these services, the profitability of Rafferty and the comparability to advisory fees and total expenses of other exchange traded funds that offer strategies similar in nature to the Funds. The Board discussed the methodology used to prepare the comparative fee information for each Fund and noted that there are few fund complexes that have funds with substantially similar investment objectives and operations.

The Board reviewed information that was prepared by USBancorp Fund Services, LLC at the direction of Rafferty, using data from Morningstar, Inc. that compared the advisory fee rates paid by each Fund to other funds with investment objectives similar to each Fund. The Board also noted that an independent consultant retained by the Board reviewed the methodology utilized to select the peer funds included in each Fund's peer group. The comparison reports provided to the Board included the advisory fee and net and gross total expense ratios, less any Rule 12b-1 fees for each Fund and funds included in its respective peer group.

The Board considered that the Funds' net expense ratios are generally lower than, or equal to, those of their competitors, and the Funds' advisory fees for those Funds that provide various levels of exposure, including 300% and -300% exposure to their benchmarks, are generally the same as, or lower than, the fees for those of their competitors.

The Board also considered that Rafferty contractually agreed to limit the total expenses of each Fund (subject to certain exclusions) for the upcoming fiscal years utilizing the Operating Expense Limitation Agreement.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement

October 31, 2015 (Unaudited)

The Board received information regarding the profitability of Rafferty. The Board considered the profitability of Rafferty's advisory business on a Fund-by-Fund basis. The Board reviewed the costs related to managing the advisory business, including regulatory compliance and other costs. The Board concluded that, in the exercise of its business judgment, the advisory fee rates for each Fund were fair and reasonable given the services provided by Rafferty.

Economies of Scale.  The Board also considered Rafferty's representation that the current breakpoints based on the asset levels of each Fund are sufficient to reflect the economies of scale for the Funds. Rafferty noted that it was continuing its sales and marketing efforts to raise additional assets. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, changes to the existing breakpoints were not necessary at this time.

Other Benefits. The Board considered any indirect or "fall-out" benefits that Rafferty or its affiliates may derive from their relationship to the Funds. Such benefits may include Rafferty's ability to leverage its investment management personnel or infrastructure to manage other accounts. The Board also considered that Rafferty's overall business with brokerage firms helps to lower commission rates and provide better execution for Fund portfolio transactions. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the benefits to Rafferty were fair and reasonable.

Conclusion.  Based on, but not limited to, the above considerations and determinations, the Board, including the Independent Trustees, in the exercise of its business judgment, determined that the investment advisory fee rates with respect to each Fund were fair and reasonable in light of the nature, extent and quality of the services provided by Rafferty and that the continuation of the Agreement was in the best interests of the shareholders of the Funds. On this basis, the Board unanimously voted in favor of the continuance of the Agreement.

DIREXION ANNUAL REPORT

ANNUAL REPORT OCTOBER 31, 2015

1301 Avenue of the Americas (6th Ave.), 35th Floor  New York, New York 10019  www.direxioninvestments.com

Investment Advisor

Rafferty Asset Management, LLC
1301 Avenue of Americas (6th Ave.), 35th Floor

New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, New York 10036

Transfer Agent, Custodian & Index Receipt Agent

The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 01401
www.foreside.com

You may obtain a description of the Direxion Shares ETF Trust proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30 (available by August 31) without charge, upon request, by calling 1-866-476-7523 or by accessing the SEC's website at www.sec.gov. Such reports maybe reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Each Fund's premium/discount information is available free of charge on the Funds' website, www.direxioninvestments.com or by calling 1-866-476-7523.

The Trust files complete schedules of the portfolio holdings with the SEC for the first and third quarters on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-866-476-7523, or by accessing the SEC's website, at www.sec.gov. It may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Annual Report.

DIREXION ANNUAL REPORT

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Gerald E. Shanley III is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including assessment of FIN 48 for the Funds and additional tax research. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.  The table presents aggregate fees billed to the registrant and reflected in the financial statements of the report to shareholders.

	FYE 10/31/2015	FYE 10/31/2014
Audit Fees	$1,141,750	$1,014,550
Audit-Related Fees	—	—
Tax Fees	421,550	392,400
All Other Fees	—	—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2015	FYE 10/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees, other than the tax services as noted above, billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last  year.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2015	FYE 10/31/2014
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Direxion Shares ETF Trust

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, Principal Executive Officer

Date	12/28/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, Principal Executive Officer

Date	12/28/15

By (Signature and Title)*	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Financial Officer

Date	12/28/15

* Print the name and title of each signing officer under his or her signature.